     As filed with the Securities and Exchange Commission on April 22, 2009

                                                     Registration No. 333-133675
                                                                       811-07534
--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Post-Effective Amendment No. 10                  [X]


                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 29                         [X]

                           Paragon Separate Account B
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                                   ----------

                     General American Life Insurance Company
                             13045 Tesson Ferry Road
                            St. Louis, Missouri 63128
                         (Name and Address of Guarantor)

Name and address of agent for service:           Copy to:
Marie C. Swift, Esq.                             Stephen E. Roth, Esquire
Metropolitan Life Insurance Company              Mary E. Thornton, Esquire
501 Boylston Street                              Sutherland Asbill & Brennan LLP
Boston, Massachusetts 02116                      1275 Pennsylvania Avenue, N.W.
                                                 Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on May 1, 2009 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance policies.

                                  PROSPECTUS

                                  MAY 1, 2009


       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                               (METFLEX GVUL D)


                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY


This Prospectus describes group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in group insurance programs sponsored by employers or other organizations. An employer or sponsoring organization (the "Employer") will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the employer or sponsoring organization. We will issue Certificates to eligible employees or members (the "Employees") showing the rights of the Certificate owner ("Owner" or "you"). The Employee is usually both the Owner and the Insured under a Certificate unless a different Owner is designed by the Employee.

The Certificate is a long-term investment designed to provide significant life insurance benefits. This prospectus provides information that a prospective owner should know before investing in the Certificate. You should consider the Certificate in conjunction with other insurance you own. Replacing any existing life insurance with this Certificate may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Certificate or to take withdrawals from another Certificate you own to make premium payments under this Certificate.

Paragon Separate Account B (the "Separate Account") consists of a number of Investment Divisions each of which invests solely in an underlying fund (the "Fund"). You may allocate net premiums to the Investment Divisions that invest in the Funds available in your group insurance Plan or to the Fixed Account.

PLEASE SEE THE FUND SUPPLEMENT IMMEDIATELY FOLLOWING THIS PROSPECTUS FOR A LIST OF THE FUNDS AVAILABLE FOR YOUR GROUP INSURANCE PLAN. The Fund Supplement describes the Funds briefly. A more detailed description of the Funds is contained in the Fund prospectuses, which accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.


PLEASE NOTE THAT THE CERTIFICATES AND THE FUNDS:

    .  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
    .  ARE NOT FEDERALLY INSURED;
    .  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
    .  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Certificate or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.


     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
                             190 CARONDELET PLAZA
                              ST. LOUIS, MO 63105
                                (800)-685-0124

                               TABLE OF CONTENTS


Certificate Benefits/Risks Summary.........................................................  4
   Certificate Benefits
   Certificate Risks
   Fund Risks
Fee Tables.................................................................................  9
   Transaction Charges
   Periodic Charges Other Than Fund Operating Expenses (including Optional Rider Charges)
   Fund Charges and Expenses
Issuing the Certificate.................................................................... 12
   General Information
   Selection of Charge Structure (Group A, Group B and Group C)
   Procedural Information
   Right to Examine Certificate (Free Look Right)
   Ownership Rights
   Modifying the Certificate
Premiums................................................................................... 15
   Premium Payments
   Minimum Initial Premium
   Premium Flexibility
   Premium Limitations
   Modified Endowment Contracts
   Allocation of Net Premiums and Cash Value
The Company and the Fixed Account.......................................................... 17
   The Company
   The Fixed Account
The Separate Account and the Funds......................................................... 18
   The Separate Account
   The Funds
Certificate Values......................................................................... 21
   Cash Value
   Cash Surrender Value
   Cash Value in the Fixed Account
   Cash Value in Each Separate Account Investment Division
Certificate Benefits....................................................................... 22
   Death Benefit
   Payment of Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Accelerated Benefits
   Paid-up Certificate Benefit
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Payment of Benefits at Maturity
   Facsimile and Internet Requests
Certificate Lapse and Reinstatement........................................................ 31
   Lapse
   Reinstatement

Charges and Deductions..................................................................... 32
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Fund Charges and Expenses
Federal Tax Matters........................................................................ 35
   Tax Status of the Certificate
   Tax Treatment of Certificate Benefits
Additional Benefits and Riders............................................................. 40
Distribution of the Group Policy and its Certificates...................................... 40
   Distributing the Group Policy and the Certificates
   Compensation Paid to Selling Firms and Other Intermediaries
General Provisions of the Group Policy..................................................... 41
   Issuance
   Premium Payments
   Grace Period and Termination
   Incontestability
   Ownership of Group Policy
General Matters Relating to the Certificate................................................ 42
   Postponement of Payments
   Effect of Termination of Employer Participation in the Group Policy
State Variations........................................................................... 44
Legal Proceedings.......................................................................... 44
Financial Statements....................................................................... 44
Glossary................................................................................... 45

CERTIFICATE BENEFITS/RISKS SUMMARY
================================================================================

This Certificate is a variable universal life insurance Certificate. The Certificate is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Certificate, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the Fixed Account, the premiums you pay, the Certificate fees and charges we deduct, and the effect of any Certificate transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Certificate is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Certificate is excludible from the gross income of the beneficiary under that Certificate, and the Certificate owner is not deemed to be in constructive receipt of the cash value of the Certificate until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Certificate's important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                             CERTIFICATE BENEFITS

PREMIUMS


FLEXIBILITY OF PREMIUMS. The Employer may elect to remit planned premiums on your behalf equal to an amount that you authorize to be deducted from your wages or otherwise make available to the Employer. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Certificate and our receipt of the returned Certificate at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. A free look period also applies if you request an increase in Face Amount for that increase.


DEATH BENEFIT


We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider.

You may choose between two death benefit options available under the Certificate. After the first Certificate Anniversary, you may change the death benefit option while the Certificate is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount available under each death benefit option as of the Insured's date of death.


    . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirement.

    . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirement. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.

So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.


ACCELERATED BENEFITS RIDER. Under the Accelerated Benefits Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill. In general, rider benefits may be received tax free subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A CERTIFICATE OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS


SURRENDERS. At any time that a Certificate is in effect, you may elect to surrender the Certificate and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS. You may request to withdraw part of the Cash Surrender Value once each Certificate Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR CERTIFICATE WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS. Subject to certain restrictions, You may transfer Cash Values among the Investment Divisions of the Separate Account or Fixed Account. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."

LOANS. You may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Investment Division of the Separate Account and the Fixed Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Certificate Loan at a maximum annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 3%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER CERTIFICATE BENEFITS


OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Certificate may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE. Acceptance of an application for a Certificate is subject to our underwriting rules. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Certificate for the first time must answer qualifying questions in the application for Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Certificates--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar certificates using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

FIXED ACCOUNT. You may place money in the Fixed Account where it earns at least 3% annual interest. We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT. You may direct the money in your Certificate to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed in the Fund Supplement for your Plan.

CASH VALUE. Cash Value is the sum of your amounts in the Fixed Account, the Loan Account, and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the Fixed Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS. There may be other ways of receiving proceeds under the death benefit provisions of the Certificate, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


PAID-UP CERTIFICATE BENEFIT. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit. ("Paid-up" means no further premiums are required.)

                               CERTIFICATE RISKS

INVESTMENT RISK


If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.


If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

CERTIFICATE LAPSE


If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Certificate may enter a 62-day grace period. We will notify you that the Certificate will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Certificate also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Certificate will be in default and you must pay a specified amount of new premium to prevent your Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date.


TAX TREATMENT


To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

Depending on the total amount of premiums you pay, the Certificate may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59/ 1//2. If the Certificate is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL
CERTIFICATE-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS


We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate--including the benefit of tax deferred build up of Cash Value, you should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate Value in the near future. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR CERTIFICATE WILL LAPSE.


We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR CERTIFICATE WILL LAPSE.

LOANS

A Certificate Loan, whether or not repaid, will affect Certificate Value over time because we subtract the amount of the Certificate Loan from the Investment Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. Your Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A CERTIFICATE LOAN MAY HAVE TAX CONSEQUENCES. If you surrender the Certificate or allow the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.


                                  FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the Employees of the Employer (See "Issuing the Certificate--Selection of Charge Structure, Group A, Group B and Group C").

TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Certificate, make partial withdrawals from the Certificate, or transfer Certificate account value among the Separate Account Investment Divisions and the Fixed Account.



                            WHEN CHARGE IS        MAXIMUM GUARANTEED CHARGE DEDUCTED
                                                ------------------------------------------------
        CHARGE                 DEDUCTED            GROUP A           GROUP B         GROUP C
------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE/(1)/  Upon receipt of each   2.25% of each     2.25% of each     None/(1)/
                            premium payment        premium           premium
                                                   payment           payment
------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL         Upon each partial    The LESSER of $25 or 2% of the amount withdrawn
CHARGE                      withdrawal from
                            the Certificate
------------------------------------------------------------------------------------------------
TRANSFER CHARGE            Upon transfer in                $25 per transfer
                             excess of 12
                         in a Certificate Year
------------------------------------------------------------------------------------------------
ACCELERATED BENEFITS        At the time an                     $150/(2)/
RIDER ADMINISTRATIVE       accelerated death
CHARGE                      benefit is paid
------------------------------------------------------------------------------------------------

--------
/(1)/For Certificates issued under a Group C charge structure, the premium tax charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C)".


/(2)/We do not currently impose this charge.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, which you will pay during the time that you own the Certificate. The table also includes rider charges that will apply if you purchase any rider(s).



           CHARGE              WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED CHARGE DEDUCTED
------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)/     On the Investment
(PER $1000 OF NET AMOUNT AT      Start Date and each
RISK)                            succeeding Monthly
                                     Anniversary
.. MINIMUM CHARGE                                                             $0.30
.. MAXIMUM CHARGE                                                            $82.33
.. CHARGE FOR AN INSURED,                                                     $0.92
  ATTAINED AGE 45, ACTIVELY
  AT WORK
------------------------------------------------------------------------------------------------------------
                                                                   GROUP A             GROUP B    GROUP C
------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/     On the Investment Start    $6.50 per Certificate per    $0/(3)/    $0/(3)/
                                  Date and on each                  month
                                 succeeding Monthly
                                     Anniversary
------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE                   Daily             0.90% (annually) of the net assets of each
RISK CHARGE/(4)/                                          Investment Division of the Separate Account
------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(5)/        On each Certificate                         2.0%
                                     Anniversary
------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES/ (6)/                              --------------------------------------------------
----------------------------------------------------------
Waiver of Monthly              On rider start date and
Deductions During Total            on each Monthly
Disability Rider/(7)/                Anniversary
.. MINIMUM CHARGE                                                             $0.04
.. MAXIMUM CHARGE                                                             $9.88
.. CHARGE FOR AN INSURED,                                                     $0.11
  ATTAINED AGE 45, ACTIVELY
  AT WORK
------------------------------------------------------------------------------------------------------------
Dependent's Life Benefits      On rider start date and
Rider--(per $1000 of               on each Monthly
coverage)                            Anniversary
Child                                                                        $0.41
Spouse
.. MINIMUM                                                                    $0.15
.. MAXIMUM                                                                    $5.16
.. CHARGE FOR A SPOUSE                                                        $0.45
  ATTAINED AGE 45
------------------------------------------------------------------------------------------------------------
Accelerated Benefits Rider     See "Accelerated Death Benefit Administrative Charge" in Transaction Charges
                                                           table above.
------------------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See "Issuing the Certificate--Selection of Charge

   Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.

/(3)/For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C).

/(4)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(5)/Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to be less than 3% annually, we also guarantee that the Loan Interest Spread will not be greater than 2%. While a Certificate Loan is outstanding, loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter.


/(6)/Optional rider charges (except for the Accelerated Benefits Rider) are added to the monthly deduction and, except for the Dependent's Life Benefits Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the Insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Certificate will indicate the rider charges applicable to your Certificate, and more detailed information concerning these rider charges is available on request from our Administrative Office.

/(7)/The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by a percentage, typically 12%, that takes into consideration specific requirements of the rider, such as, the length of time you must be disabled before the benefits under the rider will begin and the maximum amount of time for which we will waiver the Monthly Deductions. These requirements may vary depending on the rider available under your Plan.


For information concerning compensation paid for the sale of the Group Policy and its Certificates, see "Distribution of the Group Policy and its Certificates."


FUND CHARGES AND EXPENSES


The following table describes the Funds' fees and expenses that Funds will pay and that therefore you will indirectly pay periodically during the time that you own your Certificate.


The table shows the minimum and maximum total operating expenses charged by all Funds available for all group insurance Plans for the fiscal year ended December 31, 2008. More detail concerning the fees and expenses for the Funds offered in your Plan is contained in the Fund Supplement for your Plan and in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES.



                                                             MINIMUM MAXIMUM
    ------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
      deducted from Fund assets, including management fees,
      distribution (12b-1) fees, and other expenses)          0.10%   1.36%
    ------------------------------------------------------------------------

ISSUING THE GROUP POLICY AND THE CERTIFICATES
================================================================================

GENERAL INFORMATION


An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer's participation in the Group Policy issued to the Trust is referred to as the "Plan". Employees may own Certificates issued under the Group Policy that covers the Employer's Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer's participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.

The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an Employee of the Employer. Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Certificate Benefits--Death Benefit.")

On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by Employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.


SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)


Three different charge structures are available for the administrative convenience of the Employer who chooses which charge structure will apply to the Certificates issued to the Employer's Employees. Group B and Group C may not be available to Employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.


The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess both of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.


It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Plan. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate Face Amount. If the actual aggregate premiums paid or the actual average Certificate Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Certificate Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.


PROCEDURAL INFORMATION


We generally will provide a Plan to Employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of Employees covered by a particular Plan is/are set forth in the Group Policy's specifications pages for that Employer.

Employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.


EMPLOYEE ELIGIBILITY. To be eligible to purchase a Certificate, an Employee must be actively at work at the time he or she submits the application for Insurance and on the Effective Date of the Certificate. In addition, the Employer may determine specific classes to which the Employee must belong to be eligible to purchase a Certificate. "Actively at work" means that the Employee must work for the Employer at the Employee's usual place of work (or such other places as required by the Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Employer also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages for that Employer. Employees of any Associated Companies of the Employer will be considered Employees of the Employer. If the Employer is a partnership, a partner may be an Employee.

GUARANTEED ISSUE. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Certificate. Under this procedure, the Employee is only required to answer qualifying questions in the application for Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Plan.


SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

    .  the Face Amount exceeds the Guaranteed Issue Amount described above;

    .  the Certificate has previously been offered to the Employee;

    . the requirements for guaranteed issue set forth in the application for Insurance are not met; or
    . the Certificate is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent's Life Benefits Rider , if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

EMPLOYEE'S SPOUSE. We generally offer coverage for an Employee's spouse through the Dependent's Life Benefits Rider. In certain Plans, we may issue a Certificate to the Employee covering his or her spouse. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The Dependent's Life Benefits Rider for a spouse provides only term insurance on the life of the spouse and does not provide for the accumulation of cash value that the Certificate provides.

EFFECTIVE DATE OF THE CERTIFICATE. The Effective Date of the Certificate is the date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. Before the Effective Date of the Certificate can be determined, all of the following conditions must be met:

    .  the appropriate application for Insurance is signed;

    . the minimum initial premium has been paid prior to the Insured's death; . the Insured is eligible for the Certificate; and . the information in the application is determined to be acceptable to the
       Company.


Once all of these conditions are met, the Effective Date of the Certificate will be the same day of the month as the Plan Anniversary Date. Therefore, the Effective Date of the Certificate will be the same day of the month for all Certificates in a Plan. An employer can choose whether Certificates that meet the above conditions in any month will have an Effective Date of the Certificate that is the current month or the following month. For example, if the Plan Anniversary Date is July 1, 2009 and all the conditions for a particular Certificate are met on October 15, 2010, the employer may choose as the Effective Date of the Certificate either October 1, 2010 or November 1, 2010, and this date will then be shown on the specifications pages of the Certificate.


RIGHT TO EXAMINE CERTIFICATE (FREE LOOK RIGHT)


INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Certificate and our receipt of the returned Certificate at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.

To cancel the Certificate, you should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Certificate--Postponement of Payments.")

FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Certificate specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the Fixed Account in the same manner as it was deducted.


OWNERSHIP RIGHTS


The Certificate belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in Face Amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.


We will send all reports and other notices described herein or in the Certificate directly to the Owner.

MODIFYING THE CERTIFICATE

Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.

Upon notice to you, we may modify the Certificate:

    . to conform the Certificate, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;
    . to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or
    .  to reflect a change in the Separate Account's operation.

If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

PREMIUM PAYMENTS


Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the "Payroll Deduction Plan"). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.


MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions including eligibility of the Insured described in the application for insurance must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned premium.

We will apply premiums (other than the minimum initial premium) to a Certificate as of the Valuation Date we receive the premiums. We will apply the minimum initial premium on the Investment Start Date. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office the premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


PREMIUM FLEXIBILITY


After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. You may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. (See "Certificate Lapse and Reinstatement.")


PREMIUM LIMITATIONS

Every premium payment (other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.


We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.


MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. You may request that we refund any premium perceived that would cause the Certificate to become a MEC.


ALLOCATION OF NET PREMIUMS AND CASH VALUE


When you apply for a Certificate, you must instruct us in the application for insurance to allocate the net premium to one or more Investment Divisions of the Separate Account and/or the Fixed Account. We will allocate your net premium according to the following rules:


    . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
    . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
    . The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.

    . We will allocate net premiums after the initial net premium as of the date we receive it at our Administrative Office according to your current premium allocation instructions, unless otherwise specified.
    . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Certificate charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS. Investment performance will affect the Certificate's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.

THE COMPANY AND THE FIXED ACCOUNT
================================================================================

THE COMPANY

Metropolitan Life Insurance Company ("MetLife") is a stock life insurance company formed under the laws of the state of New York in 1868; its main office is located at 200 Park Avenue, New York, NY 10166. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. Through its subsidiaries and affiliates, MetLife is a leading provider of insurance and other financial services to individual and institutional customers. Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

THE FIXED ACCOUNT

The Fixed Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the Fixed Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.


RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE FIXED ACCOUNT. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years.) . We are not currently enforcing this restriction for partial withdrawals from the Fixed Account but reserve our right to do so in the future.

Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers."). The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.


The Loan Account is part of the Fixed Account.

WE HAVE NOT REGISTERED INTERESTS IN THE FIXED ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE FIXED ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund. The Funds that are available in the Certificate vary by Plan. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The amount of the death benefit that exceeds the Certificate's Cash Value is paid from our Fixed Account. Death benefit amounts paid from the Fixed Account are subject to the claims paying ability of the Company.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objective(s) and the investment adviser of each Fund are shown in the fund supplement for your Plan.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative.

MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS, WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY AND KEEP THEM FOR FUTURE REFERENCE.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners through their indirect investment in the Funds bear the costs of these advisory fees. (See the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See the Fund Supplement for your Plan--"Fund Charges and Expenses" for information on the management fees paid by the fund to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


SELECTION OF FUNDS. We select the Funds offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Funds you have chosen.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

    .  eliminate or combine one or more Investment Divisions;
    . substitute one Investment Division for another Investment Division; or . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

    .  operated as a management company under the 1940 Act;
    . deregistered under that Act in the event such registration is no longer required; or
    .  combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.


VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

CERTIFICATE VALUES
================================================================================

CASH VALUE


The Cash Value of the Certificate equals the sum of all values in the Fixed Account, the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.


The Certificate's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions
(E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CERTIFICATE CASH VALUE.

CASH SURRENDER VALUE


The Cash Surrender Value of the Certificate is the amount we pay to you upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.

CASH VALUE IN THE FIXED ACCOUNT

On each Valuation Date, the Cash Value in the Fixed Account will equal:

    . the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; PLUS
    .  interest at the rate of 3% per year; PLUS
    . any excess interest which we credit and any amounts transferred into the Fixed Account; LESS
    . the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals, loans or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION


The Certificate's Cash Value in the Separate Account equals the sum of the Certificate's Cash Values in each Investment Division of the Separate Account. At the end of each Valuation Period the Cash Value in an Investment Division will equal:


    . the value in the Investment Division on the preceding Valuation Date multiplied by the "experience factor" for the current Valuation Period; plus

    . all net premiums, loan repayments and Cash Value transfers into the Investment Division during the Valuation Period; minus
    . all partial withdrawals, loans and Cash Value transfers out of the Investment Division during the Valuation Period; minus
    . the portion of any transfer charge allocated to the Cash Value in the investment division during the Valuation Period; minus

    . if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Investment Division during the current Valuation Period

The "experience factor" is calculated by taking the net asset value of the underlying Fund at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Fund during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).

CERTIFICATE BENEFITS
================================================================================

DEATH BENEFIT


As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Certificate.


Death benefit proceeds equal:

    .  the death benefit (described below); PLUS
    .  any additional insurance provided by rider; MINUS
    .  any unpaid monthly deductions; MINUS
    .  any outstanding Indebtedness.



An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Certificate ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Certificate--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in a single sum or under one or more settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office. If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law.

Unless otherwise requested, the Certificate's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


DEATH BENEFIT OPTIONS

The Certificate provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Plans however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Certificate's Cash Surrender Value.

Under Option A, the death benefit is:

    . the current Face Amount of the Certificate or, if greater, . the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Plan Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Plan Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

    . the current Face Amount plus the Cash Value of the Certificate or, if greater,
    . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS


After the first Certificate Anniversary, you may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.


Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under
Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT


You select the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect a your cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction.


If you are paying under a Payroll Deduction Plan, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.


FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

MANDATORY FACE AMOUNT DECREASES PROVISION. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.

An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured's 65/th/ birthday (the "pre-65 Face Amount"). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.


A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirement.

ACCELERATED BENEFITS

We offer an Accelerated Benefits Rider that permits you to elect to receive an accelerated payment of a portion of the Certificate's death benefit in a reduced amount if the Insured is terminally ill. In general, rider benefits may be received tax free, subject to certain limitations and conditions. YOU SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO YOUR CERTIFICATE OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

PAID-UP CERTIFICATE BENEFIT

You can choose to terminate the Certificate's usual death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit under the Certificate. The single premium is the amount required to fund a paid-up benefit under the Certificate, that is, one that requires no further premium payments. If you choose to use only a part of the Cash Surrender Value to purchase the paid-up benefit, you will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate's Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000. Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account. There is no fee for electing a paid-up benefit.

Because the death benefit under a paid-up benefit Certificate is calculated as the amount that will remain in force without payment of any further cost of insurance charges, it is generally significantly less than the Certificate's usual death benefit. In addition, if you choose not to use all of the Cash Surrender Value toward the purchase of the paid-up benefit, the death benefit will be further reduced.


SURRENDER AND PARTIAL WITHDRAWALS


During the lifetime of the Insured and while a Certificate is in force, you may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Certificate-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

SURRENDER. You may surrender the Certificate by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.

Upon surrender, we will pay you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. You may make up to one partial withdrawal each Certificate Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, you may allocate the amount withdrawn among the Investment Divisions and/or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Fixed Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Certificate's Cash Value in the Fixed Account and in each Investment Division bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in an Investment Division and/or the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions and/or the Fixed Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Investment Division and/or in the Fixed Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $10,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Certificate Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS


You may transfer Cash Value, not including amounts credited to the Loan
Account, among the Investment Divisions available with the Certificate and between the Fixed Account and the Investment Divisions. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The maximum amount that can be transferred in any Certificate
Year from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing these restrictions on transfers from the Fixed Account but reserve our right to do so in the future. The following terms apply to transfers under a Certificate:


    . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
    . We will consider all transfer requests received on the same Valuation Day a single transfer request.

    . The minimum amount that you must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate's Cash Value in an Investment Division or the Fixed Account. (We are not currently enforcing this restriction for transfers but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

    . We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year. The Company may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time.


Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (these Funds, referred to as the "Monitored Funds" are identified in the Fund Supplement for your Plan) and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category;
(2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Certificates, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Certificate to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Fund prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES


DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Investment Division that invests in a money market fund to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate's Cash Value in the Investment Division that invests in a money market fund must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.


You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.


LOANS


LOAN PRIVILEGES. You may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where


    . (a) is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and
    .  (b) is the amount of any outstanding Indebtedness.


The minimum amount that you may borrow is currently $200, however we reserve the right to increase this minimum amount up to $500. We will ordinarily pay any amount due to you under a Certificate Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.


We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive an Owner's request.


When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless you request a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the Fixed Account on a pro-rata in the proportion that the Certificate's Cash Value in each Investment Division and the Fixed Account bears to the unloaned Cash Value. This will reduce the Certificate's Cash Value in the Separate Account and the Fixed Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR CERTIFICATE LOANS. We charge you interest not to exceed 8% per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the Fixed Account on a pro-rata basis in the proportion that the Cash Value in the Fixed Account and each Investment Division bears to the unloaned Cash Value.


LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 3%. The Loan Account interest credited will be transferred to the Fixed Account and the Investment Divisions:
(i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.


REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Investment Divisions in the same proportions as Net Premiums are then being allocated.

We will treat amounts paid while a Certificate Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.


EFFECT OF CERTIFICATE LOANS. Whether or not repaid, a Certificate Loan will permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.

There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A CERTIFICATE SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A CERTIFICATE LOAN.



PAYMENT OF BENEFITS AT MATURITY


If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature if and when the Insured reaches Attained Age 95.


FACSIMILE AND INTERNET REQUESTS


In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from you or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.


    . We will employ reasonable procedures to confirm that instructions are genuine.

    . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

    . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

    . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Certificates for any reason.


You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is you or is authorized to act on the your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.


CERTIFICATE LAPSE AND REINSTATEMENT
================================================================================

LAPSE


A Certificate may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.


REINSTATEMENT


Unless you have surrendered the Certificate, you may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. You may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit you to retain your Certificate.


Reinstatement is subject to the following conditions:

    . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
    . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

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


If you reinstate a lapsed Certificate and elect to reinstate the Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to you. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date.


CHARGES AND DEDUCTIONS
================================================================================


We will deduct certain charges under the Certificate in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume, and (iv) our profit expectations.


SERVICES AND BENEFITS WE PROVIDE:

    . the death benefit, cash and loan benefits under the Certificate . investment options, including premium allocations
    .  administration of elective options
    .  the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

    . costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)
    .  overhead and other expenses for providing services and benefits
    .  sales and marketing expenses
    . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

    . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
    . that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.


TRANSACTION CHARGES


PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge. If your Employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.

On the specifications page of your Certificate the premium tax charge is referred to as the premium expense charge.


PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

TRANSFER CHARGE. You may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.


PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the Fixed Account and each Investment Division on a pro rata basis in the proportions that a Certificate's Cash Value in the Fixed Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

    .  the cost of insurance charge;
    .  a monthly administrative charge (if applicable);
    .  the charges for any riders.


COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals:
(i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.


COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 2001 CSO Table.

NET AMOUNT AT RISK. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess either an explicit monthly administrative charge from each Certificate or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. Please refer to your Certificate Schedule Page for the administrative charge that applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.


These charges are guaranteed not to increase over the life of the Certificate. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan we may modify the charge for that Plan.

CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.


    . WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.
    . DEPENDENT'S LIFE BENEFITS RIDER (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.
    . ACCELERATED BENEFITS RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.


MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed .002454% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate.

LOAN INTEREST CHARGE. We charge interest on Certificate loans at a maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 3%. We also guarantee that the Loan Interest Spread will not be greater than 2%.

FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Certificates are sold, (2) differences in actual or expected risks, expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and
(3) changes in Certificate pricing that we may implement from time to time. We may take into account additional information provided by prospective Employers in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Certificate owner. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.


FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fund Supplement for your Plan.


FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Certificate. The Certificate Owner should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE CERTIFICATE

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Owner of a Certificate should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Certificates from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Certificates to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

The following discussion assumes that the Certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CERTIFICATE BENEFITS

IN GENERAL. We believe that the death benefit under a Certificate should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Certificate cash value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a "modified endowment contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the "7-pay test." A Certificate will fail the 7-pay test if at any time in the first seven Certificate years, the amount paid in the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Certificate during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced Face Amount. If there is a "material change" in the Certificate's benefits or other terms, even after the first seven years, the Certificate may have to be retested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Certificate years. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Certificate will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Certificate transaction will cause the Certificate to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Certificates classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Certificate only after all gain has been distributed.

    (2)Loans taken from or secured by a Certificate classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 /1//2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Certificate becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM CERTIFICATES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Certificate that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Certificate and only after the recovery of all investment in the Certificate as taxable income. However, certain distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for federal income tax purposes if Certificate benefits are reduced during the first 15 Certificate years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Certificate that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Certificate that is not a modified endowment contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE CERTIFICATE. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.


CERTIFICATE LOANS. In general, interest on a Certificate loan will not be deductible. If a Certificate loan is outstanding when a Certificate is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.


Before taking out a Certificate loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

MULTIPLE CERTIFICATES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED BENEFITS RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CERTIFICATES. If a Certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Certificate. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Certificate, this Certificate could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a Certificate.


GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Certificate for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the Employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Certificate, or the purchase of a new Certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.


DEFERRED COMPENSATION. A qualified tax adviser should be consulted concerning the application of section 409A when a Certificate is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements. Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.


ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Certificate or the proceeds of a Certificate under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Certificate. If the Owner was not the Insured, the fair market value of the Certificate would be included in the Owner's estate upon the Owner's death. The Certificate would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 in 2006-2008, and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance Certificate purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

WE HAVE THE RIGHT TO MODIFY THE CERTIFICATE IN RESPONSE TO LEGISLATIVE OR REGULATORY CHANGES THAT COULD OTHERWISE DIMINISH THE FAVORABLE TAX TREATMENT OWNERS CURRENTLY RECEIVE. WE MAKE NO GUARANTEE REGARDING THE TAX STATUS OF ANY CERTIFICATE AND DO NOT INTEND THE ABOVE DISCUSSION AS TAX ADVICE.

OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Certificate owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Certificate:

    .  Waiver of Monthly Deductions During Total Disability Rider

    . Dependent's Life Benefits Rider (for children and/or spouse) . Accelerated Benefits Rider


The Accelerated Benefits Rider is included in all Certificates in states where the rider has been approved and cannot be terminated by the Employer or the Owner. The Employer may select one or more of the other riders as available riders for the Certificate issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.


You may select from among the riders chosen for the group by the Employer. The only exception is the Waiver of Monthly Deductions During Total Disability Rider. Once this rider is selected by the Employer, all Certificates are issued with this rider. All riders chosen by the Employer, except the Waiver of Monthly Deductions During Total Disability Rider, may be terminated by you at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Certificate. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.


DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES
================================================================================

DISTRIBUTING THE GROUP POLICY AND THE CERTIFICATES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

No commissions are paid for the sale of the Certificates. However, we may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 2.25% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold or inforce through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold or inforce through your Intermediary during a prior one-year period; and/or (3) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 2.25% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Payments described in this section are not charged directly to Owners or the Separate Account. We intend to recoup these payments and other sales expenses through fees and charges deducted under the Certificate or from the Fixed Account of the Company.

GENERAL PROVISIONS OF THE GROUP POLICY
================================================================================

ISSUANCE

An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. All planned premiums under a Plan must be given in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.

GRACE PERIOD AND TERMINATION

If the Employer does not remit planned premium payments in a timely fashion, the Employer's participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Employer does not remit premiums before the end of the grace period, the Employer's participation in the Group Policy will terminate. If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition we may terminate a Group Policy issued to an Employer or an Employer's participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See "Effect of Termination of Employer Participation in the Group Policy.")

INCONTESTABILITY


We cannot contest statements made by the Employer when applying for the Group Policy issued directly to the Employer, or when applying for participation in the Group Policy issued to the Trust, after the Group Policy issued directly to the Employer has been in force for two years from the date of issue of the Group Policy, or after two years from the effective date of the Employer's participation in the Group Policy issued to the Trust.


OWNERSHIP OF GROUP POLICY

The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer's participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.

GENERAL MATTERS RELATING TO THE CERTIFICATE
================================================================================



POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

    . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
    . the SEC by order permits postponement for the protection of Owners; or . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than-3% per year for the period of the deferment.


EFFECT OF TERMINATION OF EMPLOYER PARTICIPATION IN THE GROUP POLICY.

Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of Employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer's participation in the Group Policy if:

    . during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or
    . your Employer makes available to its employees another life insurance product.

Your Employer and MetLife must provide ninety days written notice to each other before terminating participation in the Group Policy. We will also notify you if we or your Employer terminate participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to Employees in your Employer's group.

If your Employer or MetLife terminates your Employer's participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.

Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends. You cannot have elected a paid-up Certificate and, in certain Plans, your Certificate must have been in force for more than two years. If a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly. A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.") Your payments may change as a result of higher Administrative Charges and higher current cost of insurance charges but the charges will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer's group for purposes of determining cost of insurance rates and charges.

Under other Plans, if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends, we will terminate your Certificate. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed Account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Certificate Benefits.")

You also have the option of choosing a paid-up Certificate (See "Certificate Benefits--Paid-up Certificate Benefit"). In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.


STATE VARIATIONS
================================================================================


This prospectus describes all material features of the Certificate. However, we will also issue you a Certificate, which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her Certificate and any applicable endorsements and riders. The language in the prospectus determines your rights under the federal securities laws.


LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (314-862-4502). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Certificate Years.

ASSOCIATED COMPANIES--The companies listed in a Group Policy's specifications pages that are under common control through stock ownership, contract or otherwise, with the Employer.

BENEFICIARY--The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus.

CASH VALUE--The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Certificate on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner's rights and benefits.

CERTIFICATE ANNIVERSARY--The same date each year as the Plan Anniversary Date.

CERTIFICATE MONTH--A month beginning on the Monthly Anniversary.

CERTIFICATE YEAR--A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.

EFFECTIVE DATE OF THE CERTIFICATE--The date on which insurance coverage shall take effect for an Insured.


EMPLOYEE--A person who is employed and paid for services by an Employer on a regular basis and who is an eligible employee under the Employer's Plan. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may include a partner in a partnership if the Employer is a partnership. An employee may also refer to members of sponsoring organizations.


EMPLOYER--The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.

FACE AMOUNT--The minimum death benefit under the Certificate so long as the Certificate remains in force.

FIXED ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Certificates as an option.


GROUP POLICY--A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust or similar trust.


INDEBTEDNESS--The sum of all unpaid Certificate Loans and accrued interest charged on loans.


INSURANCE--Insurance provided under a Group Policy on an Employee or an Employee's spouse.

INSURED--The person whose life is insured under a Certificate.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.


INVESTMENT START DATE--The date the initial premium is applied to the Fixed Account and to the Investment Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at the Company's Administrative Office.


ISSUE AGE--The Insured's Age as of the date the Certificate is issued.

LOAN ACCOUNT--The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company's Fixed Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.

MATURITY DATE--The Certificate Anniversary on which the Insured reaches Attained Age 95 (Also the final date of the Certificate).

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--For Certificates with Group A or Group B charge structure, the premium less any premium tax charge



OWNER (OR YOU)--The Owner of a Certificate, as designated in the application or as subsequently changed.


PLAN--The Group Variable Universal Life Insurance Plan for Employees of the Employer provided under a Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust or similar trust.


PLAN ANNIVERSARY DATE--The effective date of the Plan set forth on the specifications page of your Certificate

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.

SPOUSE--An employee's legal spouse.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Certificate, you should read the SAI dated the same date as this prospectus. It includes additional information about the Certificates and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Certificate, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Certificate. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.





Investment Company Act of 1940 Registration File No. 811-7534

       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                               (MET FLEX GVUL D)

                                   ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED MAY 1, 2009
                        TO PROSPECTUS DATED MAY 1, 2009

This document is a supplement to the prospectus dated May 1, 2009 (the "prospectus") for the Group Variable Universal Life Insurance Policies and Certificates issued by Metropolitan Life Insurance Company ("We"). This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Policy and the Certificates. In this supplement, we describe the all of the Funds that are available for the Group Policies and the Certificates.

THE FUNDS

AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 1                       Growth Opportunities Portfolio
   American Funds Asset Allocation Fund                           Growth Portfolio
   American Funds Bond Fund                                       High Income Portfolio
   American Funds Cash Management Fund                            Index 500 Portfolio
   American Funds Global Growth Fund                              Investment Grade Bond Portfolio
   American Funds Global Small Capitalization Fund                Mid Cap Portfolio
   American Funds Growth Fund                                     Money Market Portfolio
   American Funds Growth-Income Fund                              Overseas Portfolio
   American Funds High-Income Bond Fund                        MET INVESTORS SERIES TRUST--CLASS A
   American Funds International Fund                              BlackRock Large Cap Core Portfolio
   American Funds New World Fund                                  Janus Forty Portfolio
   American Funds U.S. Government/AAA Rated Securities Fund       Lord Abbett Bond Debenture Portfolio
DWS VARIABLE SERIES I--CLASS A                                    Met/Templeton Growth Portfolio
   DWS Bond VIP                                                   MFS(R) Emerging Markets Equity Portfolio
   DWS Capital Growth VIP                                      METROPOLITAN SERIES FUND, INC.--CLASS A
   DWS Global Opportunities VIP                                   Barclays Capital Aggregate Bond Index Portfolio
   DWS Growth & Income VIP                                        BlackRock Large Cap Value Portfolio
   DWS International VIP                                          BlackRock Legacy Large Cap Growth Portfolio
DWS VARIABLE SERIES II--CLASS A                                   BlackRock Money Market Portfolio
   DWS Balanced VIP                                               MetLife Mid Cap Stock Index Portfolio
   DWS Money Market VIP                                           MetLife Stock Index Portfolio
   DWS Small Cap Growth VIP                                       MFS(R) Total Return Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS--INITIAL CLASS            MFS(R) Value Portfolio
   Asset Manager: Growth(R) Portfolio                             Morgan Stanley EAFE(R) Index Portfolio
   Asset Manager/SM/ Portfolio                                    Russell 2000(R) Index Portfolio
   Balanced Portfolio                                          MFS(R) VARIABLE INSURANCE TRUST/SM/--INITIAL CLASS
   Contrafund(R) Portfolio                                        MFS(R) Core Equity Series
   Equity-Income Portfolio                                        MFS(R) Global Equity Series
   Freedom 2010 Portfolio                                         MFS(R) Growth Series
   Freedom 2020 Portfolio                                         MFS(R) High Income Series
   Freedom 2030 Portfolio                                         MFS(R) Investors Growth Stock Series
   Growth & Income Portfolio                                      MFS(R) Investors Trust Series

   MFS(R) Mid-Cap Growth Series                 Putnam VT Income Fund
   MFS(R) New Discovery Series                  Putnam VT International Equity Fund
   MFS(R) Research Bond Series                  Putnam VT International Growth and Income Fund
   MFS(R) Research Series                       Putnam VT International New Opportunities Fund
   MFS(R) Strategic Income Series               Putnam VT Investors Fund
   MFS(R) Total Return Series                   Putnam VT Money Market Fund
   MFS(R) Utilities Series                      Putnam VT New Opportunities Fund
   MFS(R) Value Series                          Putnam VT Vista Fund
PUTNAM VARIABLE TRUST--CLASS IA                 Putnam VT Voyager Fund
   Putnam VT Diversified Income Fund         T. ROWE PRICE EQUITY SERIES, INC.
   Putnam VT Equity Income Fund                 Equity Income Portfolio
   Putnam VT Global Asset Allocation Fund       New America Growth Portfolio
   Putnam VT Global Equity Fund                 Personal Strategy Balanced Portfolio
   Putnam VT Global Utilities Fund           T. ROWE PRICE FIXED INCOME SERIES, INC.
   Putnam VT Growth and Income Fund             Limited-Term Bond Portfolio
   Putnam VT High Yield Fund

FUND CHARGES AND EXPENSES

The following tables describes the fees and expenses that the Fund will pay and that therefore you will indirectly pay periodically during the time you own your Certificate.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2008. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

The second table shows the annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2008, as a percentage of the Fund's average daily net assets for the year.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                                       MINIMUM  MAXIMUM
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets, including management fees, distribution  0.10%    1.36%
and/or service (12b-1) fees, and other expenses)
--------------------------------------------------------------------------------------------------------

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                         DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                            AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR    ANNUAL
                             MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
FUND                            FEE          FEES      EXPENSES EXPENSES* EXPENSES   REIMBURSEMENT  EXPENSES**
--------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)--CLASS 1
--------------------------------------------------------------------------------------------------------------
  American Funds Asset          0.31%         --         0.01%     --       0.32%         --           0.32%
   Allocation Fund
--------------------------------------------------------------------------------------------------------------
  American Funds Bond Fund      0.39%         --         0.01%     --       0.40%         --           0.40%
--------------------------------------------------------------------------------------------------------------
  American Funds                0.32%         --           --      --       0.32%         --           0.32%
   Cash Management Fund
--------------------------------------------------------------------------------------------------------------

                                            DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                               AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR    ANNUAL
                                MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
FUND                               FEE          FEES      EXPENSES EXPENSES* EXPENSES   REIMBURSEMENT  EXPENSES**
------------------------------------------------------------------------------------------------------------------
  American Funds Global            0.53%         --         0.02%      --      0.55%          --          0.55%
   Growth Fund
------------------------------------------------------------------------------------------------------------------
  American Funds Global            0.71%         --         0.03%      --      0.74%          --          0.74%
   Small Capitalization
   Fund
------------------------------------------------------------------------------------------------------------------
  American Funds Growth            0.32%         --         0.01%      --      0.33%          --          0.33%
   Fund
------------------------------------------------------------------------------------------------------------------
  American Funds Growth-           0.27%         --         0.01%      --      0.28%          --          0.28%
   Income Fund
------------------------------------------------------------------------------------------------------------------
  American Funds High-             0.47%         --         0.01%      --      0.48%          --          0.48%
   Income Bond Fund
------------------------------------------------------------------------------------------------------------------
  American Funds                   0.49%         --         0.03%      --      0.52%          --          0.52%
   International Fund
------------------------------------------------------------------------------------------------------------------
  American Funds New               0.76%         --         0.05%      --      0.81%          --          0.81%
   World Fund
------------------------------------------------------------------------------------------------------------------
  American Funds                   0.42%         --         0.01%      --      0.43%          --          0.43%
   U.S. Government/
   AAA Rated Securities
   Fund
------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I--
 CLASS A
------------------------------------------------------------------------------------------------------------------
  DWS Bond VIP                     0.39%         --         0.20%      --      0.59%          --          0.59%
------------------------------------------------------------------------------------------------------------------
  DWS Capital Growth VIP           0.37%         --         0.13%      --      0.50%        0.01%         0.49%/1/
------------------------------------------------------------------------------------------------------------------
  DWS Global Opportunities         0.89%         --         0.22%      --      1.11%        0.01%         1.10%/2/
   VIP
------------------------------------------------------------------------------------------------------------------
  DWS Growth & Income              0.39%         --         0.21%      --      0.60%        0.06%         0.54%/3/
   VIP
------------------------------------------------------------------------------------------------------------------
  DWS International VIP            0.77%         --         0.24%      --      1.01%        0.05%         0.96%/4/
------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II--
 CLASS A
------------------------------------------------------------------------------------------------------------------
  DWS Balanced VIP                 0.36%         --         0.25%      --      0.61%          --          0.61%/5/
------------------------------------------------------------------------------------------------------------------
  DWS Money Market VIP             0.29%         --         0.17%      --      0.46%        0.02%         0.44%/6/
------------------------------------------------------------------------------------------------------------------
  DWS Small Cap Growth             0.55%         --         0.24%      --      0.79%          --          0.79%/5/
   VIP
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS--INITIAL CLASS
------------------------------------------------------------------------------------------------------------------
  Asset Manager: Growth(R)         0.56%         --         0.18%      --      0.74%          --          0.74%
   Portfolio
------------------------------------------------------------------------------------------------------------------
  Asset Manager/SM/ Portfolio      0.51%         --         0.12%      --      0.63%          --          0.63%
------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio               0.41%         --         0.14%      --      0.55%          --          0.55%
------------------------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio          0.56%         --         0.10%      --      0.66%          --          0.66%
------------------------------------------------------------------------------------------------------------------
  Equity-Income Portfolio          0.46%         --         0.11%      --      0.57%          --          0.57%
------------------------------------------------------------------------------------------------------------------
  Freedom 2010 Portfolio             --          --           --     0.56%     0.56%          --          0.56%/7/
------------------------------------------------------------------------------------------------------------------
  Freedom 2020 Portfolio             --          --           --     0.63%     0.63%          --          0.63%/7/
------------------------------------------------------------------------------------------------------------------
  Freedom 2030 Portfolio             --          --           --     0.67%     0.67%          --          0.67%/7/
------------------------------------------------------------------------------------------------------------------
  Growth & Income Portfolio        0.46%         --         0.13%      --      0.59%          --          0.59%
------------------------------------------------------------------------------------------------------------------
  Growth Opportunities             0.56%         --         0.15%      --      0.71%          --          0.71%
   Portfolio
------------------------------------------------------------------------------------------------------------------
  Growth Portfolio                 0.56%         --         0.12%      --      0.68%          --          0.68%
------------------------------------------------------------------------------------------------------------------

                                            DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                               AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR    ANNUAL
                                MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
FUND                               FEE          FEES      EXPENSES EXPENSES* EXPENSES   REIMBURSEMENT  EXPENSES**
-------------------------------------------------------------------------------------------------------------------
  High Income Portfolio            0.57%         --         0.14%      --      0.71%          --          0.71%
-------------------------------------------------------------------------------------------------------------------
  Index 500 Portfolio              0.10%         --           --       --      0.10%          --          0.10%/8/
-------------------------------------------------------------------------------------------------------------------
  Investment Grade Bond            0.32%         --         0.11%      --      0.43%          --          0.43%
   Portfolio
-------------------------------------------------------------------------------------------------------------------
  Mid Cap Portfolio                0.56%         --         0.12%      --      0.68%          --          0.68%
-------------------------------------------------------------------------------------------------------------------
  Money Market Portfolio           0.19%         --         0.10%      --      0.29%          --          0.29%
-------------------------------------------------------------------------------------------------------------------
  Overseas Portfolio               0.71%         --         0.16%      --      0.87%          --          0.87%
-------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--
 CLASS A
-------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Core         0.58%         --         0.04%      --      0.62%          --          0.62%
   Portfolio
-------------------------------------------------------------------------------------------------------------------
  Janus Forty Portfolio            0.64%         --         0.03%      --      0.67%          --          0.67%
-------------------------------------------------------------------------------------------------------------------
  Lord Abbett Bond                 0.50%         --         0.03%      --      0.53%          --          0.53%
   Debenture Portfolio
-------------------------------------------------------------------------------------------------------------------
  Met/Templeton Growth             0.70%         --         0.57%      --      1.27%        0.45%         0.82%/9/
   Portfolio
-------------------------------------------------------------------------------------------------------------------
  MFS(R) Emerging Markets          0.98%         --         0.13%      --      1.11%          --          1.11%
   Equity Portfolio
-------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
 INC.--CLASS A
-------------------------------------------------------------------------------------------------------------------
  Barclays Capital Aggregate       0.25%         --         0.04%      --      0.29%        0.01%         0.28%/10/
   Bond Index Portfolio
-------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap              0.67%         --         0.05%      --      0.72%          --          0.72%
   Value Portfolio
-------------------------------------------------------------------------------------------------------------------
  BlackRock Legacy Large           0.73%         --         0.05%      --      0.78%        0.01%         0.77%/11/
   Cap Growth Portfolio
-------------------------------------------------------------------------------------------------------------------
  BlackRock Money Market           0.32%         --         0.02%      --      0.34%        0.01%         0.33%/12/
   Portfolio
-------------------------------------------------------------------------------------------------------------------
  MetLife Mid Cap Stock            0.25%         --         0.08%      --      0.33%        0.01%         0.32%/10/
   Index Portfolio
-------------------------------------------------------------------------------------------------------------------
  MetLife Stock Index              0.25%         --         0.04%      --      0.29%        0.01%         0.28%/10/
   Portfolio
-------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return              0.53%         --         0.05%      --      0.58%          --          0.58%
   Portfolio
-------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Portfolio           0.72%         --         0.08%      --      0.80%        0.07%         0.73%/13/
-------------------------------------------------------------------------------------------------------------------
  Morgan Stanley EAFE(R)           0.30%         --         0.12%    0.01%     0.43%        0.01%         0.42%/14/
   Index Portfolio
-------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index            0.25%         --         0.07%    0.01%     0.33%        0.01%         0.32%/10/
   Portfolio
-------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
 TRUST/SM/--INITIAL CLASS
-------------------------------------------------------------------------------------------------------------------
  MFS(R) Core Equity Series        0.75%         --         0.20%      --      0.95%        0.05%         0.90%/15/
-------------------------------------------------------------------------------------------------------------------
  MFS(R) Global Equity Series      1.00%         --         0.36%      --      1.36%        0.21%         1.15%/15/
-------------------------------------------------------------------------------------------------------------------
  MFS(R) Growth Series             0.75%         --         0.08%      --      0.83%          --          0.83%
-------------------------------------------------------------------------------------------------------------------
  MFS(R) High Income Series        0.70%         --         0.12%      --      0.82%          --          0.82%
-------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth          0.75%         --         0.10%      --      0.85%          --          0.85%
   Stock Series
-------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Trust           0.75%         --         0.09%      --      0.84%          --          0.84%
   Series
-------------------------------------------------------------------------------------------------------------------

                                           DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE  NET TOTAL
                                              AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR     ANNUAL
                               MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE      OPERATING
FUND                              FEE          FEES      EXPENSES EXPENSES* EXPENSES   REIMBURSEMENT   EXPENSES**
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Mid-Cap Growth           0.75%          --        0.12%      --      0.87%          --          0.87%
   Series
---------------------------------------------------------------------------------------------------------------------
  MFS(R) New Discovery            0.90%          --        0.11%      --      1.01%          --          1.01%
   Series
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Research Bond            0.50%          --        0.14%      --      0.64%          --          0.64%
   Series
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Research Series          0.75%          --        0.13%      --      0.88%          --          0.88%
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Strategic Income         0.70%          --        0.47%      --      1.17%        0.32%         0.85%/15/
   Series
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Series      0.74%          --        0.07%      --      0.81%          --          0.81%
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Utilities Series         0.72%          --        0.09%      --      0.81%          --          0.81%
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Series             0.75%          --        0.09%      --      0.84%          --          0.84%
---------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST--
 CLASS IA
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Diversified           0.70%          --        0.17%    0.01%     0.88%          --          0.88%
   Income Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Equity Income         0.65%        0.25%       0.13%    0.02%     1.05%          --          1.05%
   Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Asset          0.70%          --        0.22%    0.01%     0.93%          --          0.93%
   Allocation Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Equity         0.80%          --        0.13%      --      0.93%          --          0.93%/16/
   Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Utilities      0.70%          --        0.12%      --      0.82%          --          0.82%/16/
   Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Growth and            0.53%          --        0.07%      --      0.60%          --          0.60%/16/
   Income Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT High Yield            0.70%          --        0.12%    0.01%     0.83%          --          0.83%
   Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Income Fund           0.64%          --        0.11%    0.01%     0.76%          --          0.76%
---------------------------------------------------------------------------------------------------------------------
  Putnam VT International         0.75%          --        0.12%    0.01%     0.88%          --          0.88%
   Equity Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT International         0.80%          --        0.13%      --      0.93%          --          0.93%/16/
   Growth and Income
---------------------------------------------------------------------------------------------------------------------
  Putnam VT International         1.00%          --        0.18%      --      1.18%          --          1.18%/16/
   New Opportunities Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Investors Fund        0.65%          --        0.12%      --      0.77%          --          0.77%/16/
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Money Market          0.45%          --        0.12%      --      0.57%          --          0.57%/16,17/
   Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT New                   0.67%          --        0.09%      --      0.76%          --          0.76%/16/
   Opportunities Fund
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Vista Fund            0.65%          --        0.15%    0.01%     0.81%          --          0.81%
---------------------------------------------------------------------------------------------------------------------
  Putnam VT Voyager Fund          0.64%          --        0.08%    0.01%     0.73%          --          0.73%
---------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY
 SERIES, INC.
---------------------------------------------------------------------------------------------------------------------
  Equity Income Portfolio         0.83%          --        0.01%    0.01%     0.85%          --          0.85%
---------------------------------------------------------------------------------------------------------------------
  New America Growth              0.60%          --        0.08%    0.17%     0.85%          --          0.85%
   Portfolio
---------------------------------------------------------------------------------------------------------------------
  Personal Strategy Balanced      0.61%          --        0.08%    0.17%     0.86%          --          0.86%/18/
   Portfolio
---------------------------------------------------------------------------------------------------------------------

                                        DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                           AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR    ANNUAL
                            MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
FUND                           FEE          FEES      EXPENSES EXPENSES* EXPENSES   REIMBURSEMENT  EXPENSES**
-------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
 SERIES, INC.
-------------------------------------------------------------------------------------------------------------
  Limited-Term Bond            0.55%         --         0.04%    0.11%     0.70%         --           0.70%
   Portfolio
-------------------------------------------------------------------------------------------------------------

--------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

/1/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.49% for Class A and 0.82% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

/2/ Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.95% for Class A and 1.35% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at ratios no higher than 1.10% for Class A and 1.50% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

/3/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.54% for Class A and 0.87% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

/4/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.96% for Class A and 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

/5/ The Management Fee has been restated on an annualized basis to reflect fee changes which took effect May 1, 2008. Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be different.

/6/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio so that total annual operating expenses of the portfolio will not exceed 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Management Fee has been restated on an annualized basis to reflect fee changes which took effect May 1, 2008. Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be different.

/7/ The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.

/8/ Management fees for the portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the portfolio's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the portfolio manager's part.

/9/ The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.80%, excluding 12b-1 fees. Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 0.80% for the Class A shares and 1.05% for the Class B shares.

/10/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.

/11/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.

/12/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.

/13/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million, and 0.50% for amounts over $1.5 billion.

/14/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.293%.

/15/ MFS has agreed in writing to bear the fund's expenses such that Other
     Expenses, determined without regard to any custodial fee offset, do not exceed 0.15% annually. This written agreement excludes management fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least
     April 30, 2010.

/16/ Other Expenses include estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly.

/17/ Other Expenses include all costs (estimated to be 0.03%) associated with participation in the Treasury Temporary Guarantee Program for Money Market Funds.

/18/ To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. See the fund prospectus for additional information.

FUND INVESTMENT OBJECTIVE, ADVISER AND SUBADVISER

The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the subadviser of each Fund. More information regarding the Funds is contained in the prospectus for each Fund.

FUND                                  INVESTMENT OBJECTIVE                               INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)--CLASS 1
-------------------------------------------------------------------------------------------------------------------------
  American Funds Asset Allocation     Seeks high total return consistent with the        Capital Research and Management
   Fund                               preservation of capital over the long term.        Company
-------------------------------------------------------------------------------------------------------------------------
  American Funds Bond Fund            Seeks to maximize current income and preserve      Capital Research and Management
                                      capital by investing primarily in fixed-income     Company
                                      securities.
-------------------------------------------------------------------------------------------------------------------------
  American Funds Cash Management      Seeks to provide income on cash reserves while     Capital Research and Management
   Fund                               preserving capital and maintaining liquidity.      Company
-------------------------------------------------------------------------------------------------------------------------
  American Funds Global Growth        Seeks capital appreciation through stocks.         Capital Research and Management
   Fund                                                                                  Company
-------------------------------------------------------------------------------------------------------------------------
  American Funds Global Small         Seeks capital appreciation through stocks.         Capital Research and Management
   Capitalization Fund                                                                   Company
-------------------------------------------------------------------------------------------------------------------------
  American Funds Growth Fund          Seeks capital appreciation through stocks.         Capital Research and Management
                                                                                         Company
-------------------------------------------------------------------------------------------------------------------------
  American Funds Growth-Income        Seeks both capital appreciation and income.        Capital Research and Management
   Fund                                                                                  Company
-------------------------------------------------------------------------------------------------------------------------
  American Funds High-Income Bond     Seeks to provide a high level of current income    Capital Research and Management
   Fund                               with capital appreciation as a secondary goal.     Company
-------------------------------------------------------------------------------------------------------------------------
  American Funds International Fund   Seeks growth of capital over time by investing     Capital Research and Management
                                      primarily in common stocks of companies based      Company
                                      outside the United States.
-------------------------------------------------------------------------------------------------------------------------
  American Funds New World Fund       Seeks to provide long-term growth of capital by    Capital Research and Management
                                      investing primarily in stocks of companies with    Company
                                      significant exposure to countries with developing
                                      economies and/or markets.
-------------------------------------------------------------------------------------------------------------------------
  American Funds U.S. Government/     Seeks to provide a high level of current income    Capital Research and Management
   AAA Rated Securities Fund          and preservation of capital.                       Company
-------------------------------------------------------------------------------------------------------------------------

FUND                                   INVESTMENT OBJECTIVE                              INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I--CLASS A
-------------------------------------------------------------------------------------------------------------------------------
  DWS Bond VIP                         Seeks to maximize total return consistent with    Deutsche Investment Management
                                       preservation of capital and prudent investment    Americas Inc.
                                       management, by investing for both current income
                                       and capital appreciation.
-------------------------------------------------------------------------------------------------------------------------------
  DWS Capital Growth VIP               Seeks to provide long-term growth of capital.     Deutsche Investment Management
                                                                                         Americas Inc.
-------------------------------------------------------------------------------------------------------------------------------
  DWS Global Opportunities VIP         Seeks above-average capital appreciation over     Deutsche Investment Management
                                       the long-term.                                    Americas Inc.
-------------------------------------------------------------------------------------------------------------------------------
  DWS Growth & Income VIP              Seeks long-term growth of capital, current        Deutsche Investment Management
                                       income and growth of income.                      Americas Inc.
-------------------------------------------------------------------------------------------------------------------------------
  DWS International VIP                Seeks long-term growth of capital.                Deutsche Investment Management
                                                                                         Americas Inc.
-------------------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II--CLASS A
-------------------------------------------------------------------------------------------------------------------------------
  DWS Balanced VIP                     Seeks high total return, a combination of income  Deutsche Investment Management
                                       and capital appreciation.                         Americas Inc.
                                                                                         Subadviser: Deutsche Asset Management
                                                                                         International GmbH
-------------------------------------------------------------------------------------------------------------------------------
  DWS Money Market VIP                 Seeks to maintain stability of capital and,       Deutsche Investment Management
                                       consistent therewith, to maintain the liquidity   Americas Inc.
                                       of capital and to provide current income.
-------------------------------------------------------------------------------------------------------------------------------
  DWS Small Cap Growth VIP             Seeks maximum appreciation of investors' capital. Deutsche Investment Management
                                                                                         Americas Inc.
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS--INITIAL CLASS
-------------------------------------------------------------------------------------------------------------------------------
  Asset Manager: Growth(R) Portfolio   Seeks to maximize total return by allocating its  Fidelity Management & Research
                                       assets among stocks, bonds, short-term            Company
                                       instruments, and other investments.               Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
                                                                                         Fidelity Investments Money
                                                                                         Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Asset Manager/SM/ Portfolio          Seeks to obtain high total return with reduced    Fidelity Management & Research
                                       risk over the long-term by allocating its assets  Company
                                       among stocks, bonds, and short-term instruments.  Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
                                                                                         Fidelity Investments Money
                                                                                         Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio                   Seeks income and capital growth consistent with   Fidelity Management & Research
                                       reasonable risk.                                  Company
                                                                                         Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
                                                                                         Fidelity Investments Money
                                                                                         Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio              Seeks long-term capital appreciation.             Fidelity Management & Research
                                                                                         Company
                                                                                         Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
-------------------------------------------------------------------------------------------------------------------------------
  Equity-Income Portfolio              Seeks reasonable income. The fund will also       Fidelity Management & Research
                                       consider the potential for capital appreciation.  Company
                                       The fund's goal is to achieve a yield which       Subadviser: FMR Co., Inc.
                                       exceeds the composite yield on the securities     Fidelity Research & Analysis Company
                                       comprising the Standard & Poor's 500SM Index
                                       (S&P 500(R)).
-------------------------------------------------------------------------------------------------------------------------------
  Freedom 2010 Portfolio               Seeks high total return with a secondary          Strategic Advisers(R), Inc.
                                       objective of principal preservation as the fund
                                       approaches its target date and beyond.
-------------------------------------------------------------------------------------------------------------------------------
  Freedom 2020 Portfolio               Seeks high total return with a secondary          Strategic Advisers(R), Inc.
                                       objective of principal preservation as the fund
                                       approaches its target date and beyond.
-------------------------------------------------------------------------------------------------------------------------------

FUND                                   INVESTMENT OBJECTIVE                              INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------------------------
  Freedom 2030 Portfolio               Seeks high total return with a secondary          Strategic Advisers(R), Inc.
                                       objective of principal preservation as the fund
                                       approaches its target date and beyond.
--------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Portfolio            Seeks high total return through a combination of  Fidelity Management & Research
                                       current income and capital appreciation.          Company
                                                                                         Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
--------------------------------------------------------------------------------------------------------------------------------
  Growth Opportunities Portfolio       Seeks to provide capital growth.                  Fidelity Management & Research
                                                                                         Company
                                                                                         Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
--------------------------------------------------------------------------------------------------------------------------------
  Growth Portfolio                     Seeks to achieve capital appreciation.            Fidelity Management & Research
                                                                                         Company
                                                                                         Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
--------------------------------------------------------------------------------------------------------------------------------
  High Income Portfolio                Seeks a high level of current income, while also  Fidelity Management & Research
                                       considering growth of capital.                    Company
                                                                                         Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
--------------------------------------------------------------------------------------------------------------------------------
  Index 500 Portfolio                  Seeks investment results that correspond to the   Fidelity Management & Research
                                       total return of common stocks publicly traded in  Company
                                       the United States, as represented by the S&P 500. Subadviser: FMR Co., Inc.
                                                                                         Geode Capital Management, LLC
--------------------------------------------------------------------------------------------------------------------------------
  Investment Grade Bond Portfolio      Seeks as high a level of current income as is     Fidelity Management & Research
                                       consistent with the preservation of capital.      Company
                                                                                         Subadviser: Fidelity Investments Money
                                                                                         Management, Inc.
                                                                                         Fidelity Research & Analysis Company
--------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Portfolio                    Seeks long-term growth of capital.                Fidelity Management & Research
                                                                                         Company
                                                                                         Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
--------------------------------------------------------------------------------------------------------------------------------
  Money Market Portfolio               Seeks as high a level of current income as is     Fidelity Management & Research
                                       consistent with preservation of capital and       Company
                                       liquidity.                                        Subadviser: Fidelity Investments Money
                                                                                         Management, Inc.
                                                                                         Fidelity Research & Analysis Company
--------------------------------------------------------------------------------------------------------------------------------
  Overseas Portfolio                   Seeks long-term growth of capital.                Fidelity Management & Research
                                                                                         Company
                                                                                         Subadviser: FMR Co., Inc.
                                                                                         Fidelity Research & Analysis Company
--------------------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Core Portfolio   Seeks long-term capital growth.                   MetLife Advisers, LLC
                                                                                         Subadviser: BlackRock Advisors, LLC
--------------------------------------------------------------------------------------------------------------------------------
  Janus Forty Portfolio                Seeks capital appreciation.                       MetLife Advisers, LLC
                                                                                         Subadviser: Janus Capital Management
                                                                                         LLC
--------------------------------------------------------------------------------------------------------------------------------
  Lord Abbett Bond Debenture           Seeks high current income and the opportunity     MetLife Advisers, LLC
   Portfolio                           for capital appreciation to produce a high total  Subadviser: Lord, Abbett & Co. LLC return.
--------------------------------------------------------------------------------------------------------------------------------
  Met/Templeton Growth Portfolio       Seeks long-term capital growth.                   MetLife Advisers, LLC
                                                                                         Subadviser: Templeton Global Advisors
                                                                                         Limited
--------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Emerging Markets Equity       Seeks capital appreciation.                       MetLife Advisers, LLC
   Portfolio                                                                             Subadviser: Massachusetts Financial
                                                                                         Services Company
--------------------------------------------------------------------------------------------------------------------------------

FUND                                     INVESTMENT OBJECTIVE                                INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.--
 CLASS A
---------------------------------------------------------------------------------------------------------------------------------
  Barclays Capital Aggregate Bond        Seeks to equal the performance of the Barclays      MetLife Advisers, LLC
   Index Portfolio                       Capital U.S. Aggregate Bond Index.                  Subadviser: MetLife Investment
                                                                                             Advisors Company, LLC
---------------------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Value              Seeks long-term growth of capital.                  MetLife Advisers, LLC
   Portfolio                                                                                 Subadviser: BlackRock Advisors, LLC
---------------------------------------------------------------------------------------------------------------------------------
  BlackRock Legacy Large Cap             Seeks long-term growth of capital.                  MetLife Advisers, LLC
   Growth Portfolio                                                                          Subadviser: BlackRock Advisors, LLC
---------------------------------------------------------------------------------------------------------------------------------
  BlackRock Money Market Portfolio       Seeks a high level of current income consistent     MetLife Advisers, LLC
                                         with preservation of capital./1/                    Subadviser: BlackRock Advisors, LLC
---------------------------------------------------------------------------------------------------------------------------------
  MetLife Mid Cap Stock Index            Seeks to equal the performance of the Standard &    MetLife Advisers, LLC
   Portfolio                             Poor's Mid Cap 400(R) Composite Stock Price         Subadviser: MetLife Investment
                                         Index.                                              Advisors Company, LLC
---------------------------------------------------------------------------------------------------------------------------------
  MetLife Stock Index Portfolio          Seeks to equal the performance of the Standard &    MetLife Advisers, LLC
                                         Poor's 500(R) Composite Stock Price Index.          Subadviser: MetLife Investment
                                                                                             Advisors Company, LLC
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Portfolio          Seeks a favorable total return through investment   MetLife Advisers, LLC
                                         in a diversified portfolio.                         Subadviser: Massachusetts Financial
                                                                                             Services Company
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Portfolio                 Seeks capital appreciation.                         MetLife Advisers, LLC
                                                                                             Subadviser: Massachusetts Financial
                                                                                             Services Company
---------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the MSCI          MetLife Advisers, LLC
   Portfolio                             EAFE(R) Index.                                      Subadviser: MetLife Investment
                                                                                             Advisors Company, LLC
---------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index Portfolio        Seeks to equal the return of the Russell 2000(R)    MetLife Advisers, LLC
                                         Index.                                              Subadviser: MetLife Investment
                                                                                             Advisors Company, LLC
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST/SM/--
 INITIAL CLASS
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Core Equity Series              Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Global Equity Series            Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Growth Series                   Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) High Income Series              Seeks total return with an emphasis on high         Massachusetts Financial Services
                                         current income, but also considering capital        Company
                                         appreciation.
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock Series   Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Trust Series          Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Mid-Cap Growth Series           Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) New Discovery Series            Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Research Bond Series            Seeks total return with an emphasis on current      Massachusetts Financial Services
                                         income, but also considering capital appreciation.  Company
---------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Research Series                 Seeks capital appreciation.                         Massachusetts Financial Services
                                                                                             Company
---------------------------------------------------------------------------------------------------------------------------------

FUND                                   INVESTMENT OBJECTIVE                               INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Strategic Income Series       Seeks total return with an emphasis on high        Massachusetts Financial Services
                                       current income, but also considering capital       Company
                                       appreciation.
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Series           Seeks total return.                                Massachusetts Financial Services
                                                                                          Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Utilities Series              Seeks total return.                                Massachusetts Financial Services
                                                                                          Company
-------------------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Series                  Seeks capital appreciation.                        Massachusetts Financial Services
                                                                                          Company
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST--CLASS IA
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Diversified Income Fund    Seeks as high a level of current income as Putnam  Putnam Investment Management, LLC
                                       Management believes is consistent with             Sub-Manager: Putnam Investment
                                       preservation of capital.                           Limited
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Equity Income Fund         Capital growth and current income.                 Putnam Investment Management, LLC
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Asset Allocation    Seeks a high level of long-term total return       Putnam Investment Management, LLC
   Fund                                consistent with the preservation of capital.       Subadviser: Putnam Advisory Company,
                                                                                          LLC
                                                                                          Sub-Manager: Putnam Investment
                                                                                          Limited
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Equity Fund         Seeks capital appreciation.                        Putnam Investment Management, LLC
                                                                                          Subadviser: Putnam Advisory Company,
                                                                                          LLC
                                                                                          Sub-Manager: Putnam Investment
                                                                                          Limited
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Global Utilities Fund      Seeks capital growth and current income.           Putnam Investment Management, LLC
                                                                                          Subadviser: Putnam Advisory Company,
                                                                                          LLC
                                                                                          Sub-Manager: Putnam Investment
                                                                                          Limited
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Growth and Income          Seeks capital growth and current income.           Putnam Investment Management, LLC
   Fund
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT High Yield Fund            Seeks high current income. Capital growth is a     Putnam Investment Management, LLC
                                       secondary goal when consistent with achieving      Sub-Manager: Putnam Investment
                                       high current income.                               Limited
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Income Fund                Seeks high current income consistent with what     Putnam Investment Management, LLC
                                       Putnam Management believes to be prudent risk.
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT International Equity       Seeks capital appreciation.                        Putnam Investment Management, LLC
   Fund                                                                                   Subadviser: Putnam Advisory Company,
                                                                                          LLC
                                                                                          Sub-Manager: Putnam Investment
                                                                                          Limited
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT International Growth and   Seeks capital growth. Current income is a          Putnam Investment Management, LLC
   Income Fund--Class IA               secondary objective.                               Subadviser: Putnam Advisory Company,
                                                                                          LLC
                                                                                          Sub-Manager: Putnam Investment
                                                                                          Limited
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT International New          Seeks long-term capital appreciation.              Putnam Investment Management, LLC
   Opportunities Fund                                                                     Subadviser: Putnam Advisory Company,
                                                                                          LLC
                                                                                          Sub-Manager: Putnam Investment
                                                                                          Limited
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Investors Fund             Seeks long-term growth of capital and any          Putnam Investment Management, LLC
                                       increased income that results from this growth.
-------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Money Market Fund          Seeks as high a rate of current income as Putnam   Putnam Investment Management, LLC
                                       Management believes is consistent with
                                       preservation of capital and maintenance of
                                       liquidity.
-------------------------------------------------------------------------------------------------------------------------------

FUND                                     INVESTMENT OBJECTIVE                                  INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------------------
  Putnam VT New Opportunities Fund       Seeks long-term capital appreciation.                 Putnam Investment Management, LLC
---------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Vista Fund                   Seeks capital appreciation.                           Putnam Investment Management, LLC
---------------------------------------------------------------------------------------------------------------------------------
  Putnam VT Voyager Fund                 Seeks capital appreciation.                           Putnam Investment Management, LLC
---------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
---------------------------------------------------------------------------------------------------------------------------------
  Equity Income Portfolio                Seeks to provide substantial dividend income as       T. Rowe Price Associates, Inc.
                                         well as long-term capital appreciation through
                                         investments in common stocks of established
                                         companies.
---------------------------------------------------------------------------------------------------------------------------------
  New America Growth Portfolio           Seeks to provide long-term growth of capital by       T. Rowe Price Associates, Inc.
                                         investing primarily in the common stocks of
                                         companies operating in sectors T. Rowe Price
                                         believes will be the fastest growing in the U.S.
---------------------------------------------------------------------------------------------------------------------------------
  Personal Strategy Balanced Portfolio   Seeks the highest total return over time, consistent  T. Rowe Price Associates, Inc.
                                         with an emphasis on both capital growth and
                                         income.
---------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES,
 INC.
---------------------------------------------------------------------------------------------------------------------------------
  Limited-Term Bond Portfolio            Seeks a high level of income consistent with          T. Rowe Price Associates, Inc.
                                         moderate fluctuations in principal value.
---------------------------------------------------------------------------------------------------------------------------------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the investment division in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

TRANSFERS

The following Funds are "Monitored Portfolios" as defined in the Transfer section of the prospectus:

American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds New World Fund
DWS Global Opportunities VIP
DWS International VIP
DWS Small Cap Growth VIP
Fidelity(R) VIP High Income Portfolio
Fidelity(R) VIP Overseas Portfolio
Met Investors Series Trust Lord Abbett Bond Debenture Portfolio Met Investors Series Trust Met/Templeton Growth Portfolio
Met Investors Trust MFS(R) Emerging Markets Equity Portfolio Metropolitan Series Fund Morgan Stanley EAFE(R) Index Portfolio Metropolitan Series Fund Russell 2000(R) Index Portfolio
MFS(R) Global Equity Series
MFS(R) High Income Series
MFS(R) New Discovery Series
MFS(R) Strategic Income Series
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Utilities Fund
Putnam VT High Yield Fund
Putnam VT International Equity Fund
Putnam VT International Growth & Income Fund
Putnam VT International New Opportunities Fund.

In addition to the Funds identified above, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Funds. As a condition to making their portfolios available in our products,

American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described in the prospectus, see "Transfer"), and transfer restrictions may be imposed upon a violation of either monitoring policy.

       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                               (METFLEX GVUL D)

                         SUPPLEMENT DATED MAY 1, 2009
                        TO PROSPECTUS DATED MAY 1, 2009

This document is a supplement to the prospectus dated May 1, 2009 (the "prospectus") for the Group Variable Universal Life Insurance Policies and Certificates issued by Metropolitan Life Insurance Company ("we," "us"). This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Policy and the Certificates. In this supplement, we describe the Funds that are available to you under your Plan.

FUNDS

The following Funds are available for investment of net premiums and cash value under your Certificate:

AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 1
American Funds New World Fund
American Funds U.S. Government/AAA Rated Securities Fund

FIDELITY(R)VARIABLE INSURANCE PRODUCTS--INITIAL CLASS
Freedom 2020 Portfolio
Freedom 2030 Portfolio

MET INVESTORS SERIES TRUST--CLASS A
BlackRock Large Cap Core Portfolio
Janus Forty Portfolio
Lord Abbett Bond Debenture Portfolio
Met/Templeton Growth Portfolio

METROPOLITAN SERIES FUND, INC.--CLASS A
Barclays Capital Aggregate Bond Index Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Russell 2000(R) Index Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
Limited-Term Bond Portfolio

FUND CHARGES AND EXPENSES

The following tables describe the fees and expenses that the Fund will pay and that therefore you will indirectly pay periodically during the time you own your Certificate.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2008. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

The second table shows the annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2008, as a percentage of the Fund's average daily net assets for the year.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                                       MINIMUM  MAXIMUM
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets, including management fees, distribution  0.29%    1.27%
and/or service (12b-1) fees, and other expenses)
--------------------------------------------------------------------------------------------------------

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                            DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                               AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR    ANNUAL
                                MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
FUND                               FEE          FEES      EXPENSES EXPENSES* EXPENSES   REIMBURSEMENT  EXPENSES**
------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)--CLASS 1
------------------------------------------------------------------------------------------------------------------
  American Funds New World
   Fund                            0.76%         --         0.05%      --      0.81%          --          0.81%
------------------------------------------------------------------------------------------------------------------
  American Funds
   U.S. Government/AAA
   Rated Securities Fund           0.42%         --         0.01%      --      0.43%          --          0.43%
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS--INITIAL CLASS
------------------------------------------------------------------------------------------------------------------
  Freedom 2020 Portfolio             --          --           --     0.63%     0.63%          --          0.63%/1/
------------------------------------------------------------------------------------------------------------------
  Freedom 2030 Portfolio             --          --           --     0.67%     0.67%          --          0.67%/1/
------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--
 CLASS A
------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Core
   Portfolio                       0.58%         --         0.04%      --      0.62%          --          0.62%
------------------------------------------------------------------------------------------------------------------
  Janus Forty Portfolio            0.64%         --         0.03%      --      0.67%          --          0.67%
------------------------------------------------------------------------------------------------------------------
  Lord Abbett Bond
   Debenture Portfolio             0.50%         --         0.03%      --      0.53%          --          0.53%
------------------------------------------------------------------------------------------------------------------
  Met/Templeton Growth
   Portfolio                       0.70%         --         0.57%      --      1.27%        0.45%         0.82%/2/
------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
 INC.--CLASS A
------------------------------------------------------------------------------------------------------------------
  Barclays Capital Aggregate
   Bond Index Portfolio            0.25%         --         0.04%      --      0.29%        0.01%         0.28%/3/
------------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Value
   Portfolio                       0.67%         --         0.05%      --      0.72%          --          0.72%
------------------------------------------------------------------------------------------------------------------

                                              DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                 AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR    ANNUAL
                                  MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
FUND                                 FEE          FEES      EXPENSES EXPENSES* EXPENSES   REIMBURSEMENT  EXPENSES**
--------------------------------------------------------------------------------------------------------------------
  BlackRock Legacy Large
   Cap Growth Portfolio              0.73%         --         0.05%      --      0.78%        0.01%         0.77%/4/
--------------------------------------------------------------------------------------------------------------------
  BlackRock Money Market
   Portfolio                         0.32%         --         0.02%      --      0.34%        0.01%         0.33%/5/
--------------------------------------------------------------------------------------------------------------------
  MetLife Mid Cap Stock
   Index Portfolio                   0.25%         --         0.08%      --      0.33%        0.01%         0.32%/3/
--------------------------------------------------------------------------------------------------------------------
  MetLife Stock Index
   Portfolio                         0.25%         --         0.04%      --      0.29%        0.01%         0.28%/3/
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Portfolio      0.53%         --         0.05%      --      0.58%          --          0.58%
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Value Portfolio             0.72%         --         0.08%      --      0.80%        0.07%         0.73%/6/
--------------------------------------------------------------------------------------------------------------------
  Morgan Stanley EAFE(R)
   Index Portfolio                   0.30%         --         0.12%    0.01%     0.43%        0.01%         0.42%/7/
--------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index
   Portfolio                         0.25%         --         0.07%    0.01%     0.33%        0.01%         0.32%/3/
--------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
 SERIES, INC.
--------------------------------------------------------------------------------------------------------------------
  Limited-Term Bond
   Portfolio                         0.55%         --         0.04%    0.11%     0.70%          --          0.70%
--------------------------------------------------------------------------------------------------------------------

--------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

/1/ The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.

/2/ The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.80%, excluding 12b-1 fees. Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 0.80% for the Class A shares and 1.05% for the Class B shares.

/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.

/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.

/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.

/6/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million, and 0.50% for amounts over $1.5 billion.

/7/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.293%.

FUND INVESTMENT OBJECTIVE, ADVISER AND SUBADVISER

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund. More information regarding the Funds is contained in the prospectus for each Fund

FUND                                   INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)--CLASS 1
-----------------------------------------------------------------------------------------------------------------
  American Funds New World Fund        Seeks to provide long-term growth   Capital Research and Management
                                       of capital by investing primarily   Company
                                       in stocks of companies with
                                       significant exposure to countries
                                       with developing economies and/or
                                       markets.
-----------------------------------------------------------------------------------------------------------------
  American Funds U.S. Government/      Seeks to provide a high level of    Capital Research and Management
   AAA Rated Securities Fund           current income and preservation of  Company
                                       capital.
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS--INITIAL CLASS
-----------------------------------------------------------------------------------------------------------------
  Freedom 2020 Portfolio               Seeks high total return with a      Strategic Advisers(R), Inc.
                                       secondary objective of principal
                                       preservation as the fund
                                       approaches its target date and
                                       beyond.
-----------------------------------------------------------------------------------------------------------------
  Freedom 2030 Portfolio               Seeks high total return with a      Strategic Advisers(R), Inc.
                                       secondary objective of principal
                                       preservation as the fund
                                       approaches its target date and
                                       beyond.
-----------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--CLASS A
-----------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Core Portfolio   Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                           Subadviser: BlackRock Advisors, LLC
-----------------------------------------------------------------------------------------------------------------
  Janus Forty Portfolio                Seeks capital appreciation.         MetLife Advisers, LLC
                                                                           Subadviser: Janus Capital Management
                                                                           LLC
-----------------------------------------------------------------------------------------------------------------
  Lord Abbett Bond Debenture           Seeks high current income and the   MetLife Advisers, LLC
   Portfolio                           opportunity for capital             Subadviser: Lord, Abbett & Co. LLC
                                       appreciation to produce a high
                                       total return.
-----------------------------------------------------------------------------------------------------------------
  Met/Templeton Growth Portfolio       Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                           Subadviser: Templeton Global Advisors
                                                                           Limited
-----------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.--
 CLASS A
-----------------------------------------------------------------------------------------------------------------
  Barclays Capital Aggregate Bond      Seeks to equal the performance of   MetLife Advisers, LLC
   Index Portfolio                     the Barclays Capital U.S.           Subadviser: MetLife Investment
                                       Aggregate Bond Index.               Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------
  BlackRock Large Cap Value            Seeks long-term growth of capital.  MetLife Advisers, LLC
   Portfolio                                                               Subadviser: BlackRock Advisors, LLC
-----------------------------------------------------------------------------------------------------------------
  BlackRock Legacy Large Cap           Seeks long-term growth of capital.  MetLife Advisers, LLC
   Growth Portfolio                                                        Subadviser: BlackRock Advisors, LLC
-----------------------------------------------------------------------------------------------------------------
  BlackRock Money Market Portfolio     Seeks a high level of current       MetLife Advisers, LLC
                                       income consistent with              Subadviser: BlackRock Advisors, LLC
                                       preservation of capital./1/
-----------------------------------------------------------------------------------------------------------------
  MetLife Mid Cap Stock Index          Seeks to equal the performance of   MetLife Advisers, LLC
   Portfolio                           the Standard & Poor's Mid Cap       Subadviser: MetLife Investment
                                       400(R) Composite Stock Price Index. Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------
  MetLife Stock Index Portfolio        Seeks to equal the performance of   MetLife Advisers, LLC
                                       the Standard & Poor's 500(R)        Subadviser: MetLife Investment
                                       Composite Stock Price Index.        Advisors Company, LLC
-----------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Portfolio        Seeks a favorable total return      MetLife Advisers, LLC
                                       through investment in a             Subadviser: Massachusetts Financial
                                       diversified portfolio.              Services Company
-----------------------------------------------------------------------------------------------------------------
  MFS(R) Value Portfolio               Seeks capital appreciation.         MetLife Advisers, LLC
                                                                           Subadviser: Massachusetts Financial
                                                                           Services Company
-----------------------------------------------------------------------------------------------------------------

FUND                                INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------
  Morgan Stanley EAFE(R) Index      Seeks to equal the performance of   MetLife Advisers, LLC
   Portfolio                        the MSCI EAFE(R) Index.             Subadviser: MetLife Investment
                                                                        Advisors Company, LLC
-------------------------------------------------------------------------------------------------------
  Russell 2000(R) Index Portfolio   Seeks to equal the return of the    MetLife Advisers, LLC
                                    Russell 2000(R) Index.              Subadviser: MetLife Investment
                                                                        Advisors Company, LLC
-------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES,
 INC.
-------------------------------------------------------------------------------------------------------
  Limited-Term Bond Portfolio       Seeks a high level of income        T. Rowe Price Associates, Inc.
                                    consistent with moderate
                                    fluctuations in principal value.
-------------------------------------------------------------------------------------------------------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the investment division in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

TRANSFERS

The following Funds are "Monitored Portfolios" as defined in the Transfer section of the prospectus:

American Funds New World Fund
Met Investors Series Trust Lord Abbett Bond Debenture Portfolio
Met Investors Series Trust Met/Templeton Growth Portfolio
Metropolitan Series Fund, Inc. Morgan Stanley EAFE(R) Index Portfolio Metropolitan Series Fund, Inc. Russell 2000(R) Index Portfolio

In addition to the Funds identified above, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described in the prospectus, see "Transfer"), and transfer restrictions may be imposed upon a violation of either monitoring policy.

[LOGO]


                                     GROUP
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                               (METFLEX GVUL D)

                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                              NEW YORK, NY 10166

                          PARAGON SEPARATE ACCOUNT B
                                 (REGISTRANT)



                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2009

   This Statement of Additional Information ("SAI") contains additional information regarding group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company ("We" or the "Company") for use in employer/organization-sponsored group insurance programs. When a Group Policy is issued directly to an Employer, or an Employer participates in the Group Policy issued to the Trust, Certificates showing the rights of the Owners and/or Insureds will be issued to eligible employees.

   This SAI is not a prospectus, and should be read together with the most recent prospectus for the Certificates and the prospectuses for the Funds offered as investment options in the Certificates. Please refer to the fund supplement to your prospectus for a list of the Funds offered under your Certificate. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Certificates.

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:

                             190 CARONDELET PLAZA
                           ST. LOUIS, MISSOURI 63105
                                (314) 862-2211

                                                           SA B - MetFlex D SAI

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


            Additional Certificate Information..................   3
               The Certificate
               Claims of Creditors
               Incontestability
               Misstatement of Age
               Suicide Exclusion
               Assignment
               Beneficiary
               Changing Owner or Beneficiary
               Changing Death Benefit Options
               Cost of Insurance
            Additional Benefits and Riders......................   5
               Waiver of Monthly Deductions Rider
               Children's Life Insurance Rider
               Spouse's Life Insurance Rider
               Accelerated Benefits Rider
            Distribution of the Certificates....................   6
            More Information About the Company..................   6
            Other Information...................................   6
               Potential Conflicts of Interest
               Safekeeping of Separate Account Assets
               Records and Reports
               Independent Registered Public Accounting Firm
               Additional Information
               Financial Statements
            APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE. A-1

ADDITIONAL CERTIFICATE INFORMATION
================================================================================

                                THE CERTIFICATE


   The Certificate, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate and incorporated by reference into the Group Policy, the Owner has no rights under the Group Policy.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Certificate. Because of differences in state laws, certain provisions of the Certificate may differ from state to state.


                              CLAIMS OF CREDITORS


   To the extent permitted by law, neither the Certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Certificate's Cash Value is paid from our Fixed Account and thus is subject to the claims paying ability of the Company.


                               INCONTESTABILITY

   In issuing this Certificate, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Certificate's validity or may resist a claim under the Certificate.


   We cannot contest the Certificate after it has been in force during the lifetime of the Insured for two years after the Effective Date of the Certificate. An increase in Face Amount or the addition of a rider after the Effective Date of the Certificate is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Certificate is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                              MISSTATEMENT OF AGE

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Certificate changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Certificate.

                               SUICIDE EXCLUSION


   If the Insured commits suicide, while sane or insane, within two years of the Effective Date of the Certificate (or within the maximum period permitted by the laws of the state in which the Certificate was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here.

                                  ASSIGNMENT

   An Owner may assign rights under the Certificate while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Certificate that are not assigned.

   We will be bound by an assignment of a Certificate only if:

    .  it is in writing;
    . the original instrument or a certified copy is filed with us at our Administrative Office; and
    .  we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Certificate proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  BENEFICIARY


   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.


                         CHANGING OWNER OR BENEFICIARY

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Certificate at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Certificate proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                        CHANGING DEATH BENEFIT OPTIONS

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Certificate's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.


   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $10,000.


   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

                               COST OF INSURANCE


   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 2001 CSO Table.)


ADDITIONAL BENEFITS AND RIDERS
================================================================================


   The following additional benefits and riders currently are available under the Certificate. Some Plans may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.


   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.


          WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60.

                       DEPENDENT'S LIFE INSURANCE RIDER

   The rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy.

                          ACCELERATED BENEFITS RIDER

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured has a life expectancy of 12 months or less. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

   The amount of the death benefit payable under the rider will equal up to 80% of the Face Amount under the Certificate on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Benefits Rider are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A CERTIFICATE OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

DISTRIBUTION OF THE CERTIFICATES
================================================================================

   Information about the distribution of the Certificates is contained in the prospectus. (See "Distribution of the Group Policy and the Certificates.") Additional information is provided below.

   The Certificates are offered to the public on a continuous basis beginning May 1, 2009. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering.

   MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Certificates. MLIDC, which is our affiliate, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Certificates through their registered representatives ("selling firms"). No commissions are paid for the sale of the Certificates.


MORE INFORMATION ABOUT THE COMPANY
================================================================================


   Metropolitan Life Insurance Company is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.


OTHER INFORMATION
================================================================================

                        POTENTIAL CONFLICTS OF INTEREST

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance Certificate owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance Certificate owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance Certificate owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance Certificate owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              RECORDS AND REPORTS

   We will maintain all records relating to the Separate Account. Once each Certificate Year, we will send you a report showing the following information as of the end of the report period:


    . the current Cash Value, amounts in each Division of the Separate Account (and in the Fixed Account), Loan Account value

    .  the current Cash Surrender Value
    .  the current death benefit
    .  the current amount of any Indebtedness
    . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)
    .  any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Certificate Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements of each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                            ADDITIONAL INFORMATION

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                             FINANCIAL STATEMENTS

   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             APPLICABLE               APPLICABLE
               ATTAINED AGE  PERCENTAGE ATTAINED AGE  PERCENTAGE
               ------------  ---------- ------------  ----------
                   40.......    250%    61...........    128%
                   41.......    243     62...........    126
                   42.......    236     63...........    124
                   43.......    229     64...........    122
                   44.......    222     65...........    120
                   45.......    215     66...........    119
                   46.......    209     67...........    118
                   47.......    203     68...........    117
                   48.......    197     69...........    116
                   49.......    191     70...........    115
                   50.......    185     71...........    113
                   51.......    178     72...........    111
                   52.......    171     73...........    109
                   53.......    164     74...........    107
                   54.......    157     75-90........    105
                   55.......    150     91...........    104
                   56.......    146     92...........    103
                   57.......    142     93...........    102
                   58.......    138     94...........    101
                   59.......    134     95 or older..    100
                   60.......    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

ANNUAL REPORT

DECEMBER 31, 2008





PARAGON SEPARATE ACCOUNT B

OF

METROPOLITAN LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Policy Owners of
Paragon Separate Account B
and the Board of Directors of
Metropolitan Life Insurance Company:




We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Appendix A as of December 31, 2008, the related statements of operations for each of the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2008, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A

MFS Research Bond Division
MFS High Income Division
MFS Money Market Division
MFS Growth Division
MFS Utilities Division
MFS Investors Trust Division
MFS Total Return Division
MFS Research Division
MFS Strategic Income Division
MFS Core Equity Division
MFS New Discovery Division
MFS Investors Growth Stock Division
MFS Global Equity Division
MFS Mid Cap Growth Division
MFS Value Division
Putnam VT Money Market Division
Putnam VT New Opportunities Division
Putnam VT Growth and Income Division
Putnam VT High Yield Division
Putnam VT Diversified Income Division
Putnam VT Global Asset Allocation Division
Putnam VT Voyager Division
Putnam VT Income Division
Putnam VT Global Equity Division
Putnam VT Utilities Growth and Income Division
Putnam VT International Equity Division
Putnam VT International Growth and Income Division
Putnam VT International New Opportunities Division
Putnam VT Investors Division
Putnam VT New Value Division
Putnam VT Vista Division
DWS II Money Market Division
DWS II Balanced Division
DWS II Small Cap Growth Division
DWS International Division
DWS Capital Growth Division
DWS Bond Division
DWS Growth & Income Division
DWS Global Opportunities Division
Fidelity VIP Equity-Income Division
Fidelity VIP Growth Division
Fidelity VIP Index 500 Division
Fidelity VIP Contrafund Division
Fidelity VIP Money Market Division
Fidelity VIP Overseas Division
Fidelity VIP Real Estate Division
Fidelity VIP High Income Division
Fidelity VIP Mid Cap Division
Fidelity VIP Investment Grade Bond Division
Fidelity VIP Value Division
Fidelity VIP Asset Manager: Growth Division

Fidelity VIP Asset Manager Division
Fidelity VIP Freedom 2010 Division
Fidelity VIP Freedom 2020 Division
Fidelity VIP Freedom 2030 Division
T. Rowe Price New America Growth Division
T. Rowe Price Personal Strategy Balanced Division
T. Rowe Price Mid Cap Growth Division
T. Rowe Price Limited-Term Bond Division
T. Rowe Price Equity Income Division
MSF Russell 2000 Index Division
Morgan Stanley Money Market Division
Morgan Stanley High Yield Division
Morgan Stanley Capital Opportunities Division
Morgan Stanley Strategist Division
Morgan Stanley Income Plus Division
Morgan Stanley Dividend Growth Division
Morgan Stanley Global Infrastructure
Division
Morgan Stanley European Equity Division
Morgan Stanley Global Dividend Growth Division
Morgan Stanley Income Builder Division
Morgan Stanley Global Advantage
Division
MIST MFS Emerging Markets Equity Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008


                            MFS RESEARCH BOND MFS HIGH INCOME MFS MONEY MARKET  MFS GROWTH
                                     DIVISION        DIVISION         DIVISION    DIVISION
                            ----------------- --------------- ---------------- -----------
ASSETS:
  Investments at fair value          $ 15,802       $ 117,663         $ 63,277 $ 7,148,762
  Other receivables                        --              --               --          --
  Due from Metropolitan
     Life Insurance Company                --              --               --          --
                            ----------------- --------------- ---------------- -----------
       Total Assets                    15,802         117,663           63,277   7,148,762
                            ----------------- --------------- ---------------- -----------
LIABILITIES:
  Other payables                           --              --               --          --
  Due to Metropolitan
     Life Insurance Company                 3               2               --           5
                            ----------------- --------------- ---------------- -----------
       Total Liabilities                    3               2               --           5
                            ----------------- --------------- ---------------- -----------
NET ASSETS                           $ 15,799       $ 117,661         $ 63,277 $ 7,148,757
                            ================= =============== ================ ===========

The accompanying notes are an integral part of these financial statements.

MFS UTILITIES MFS INVESTORS TRUST MFS TOTAL RETURN MFS RESEARCH MFS STRATEGIC INCOME MFS CORE EQUITY
     DIVISION            DIVISION         DIVISION     DIVISION             DIVISION        DIVISION
------------- ------------------- ---------------- ------------ -------------------- ---------------
     $ 91,273             $ 8,468        $ 299,136    $ 162,331              $ 4,349       $ 211,491
           --                  --               --           --                   --              --
           --                  --               --           --                   --              --
------------- ------------------- ---------------- ------------ -------------------- ---------------
       91,273               8,468          299,136      162,331                4,349         211,491
------------- ------------------- ---------------- ------------ -------------------- ---------------
           --                  --               --           --                   --              --
            1                   4                5           11                   --              10
------------- ------------------- ---------------- ------------ -------------------- ---------------
            1                   4                5           11                   --              10
------------- ------------------- ---------------- ------------ -------------------- ---------------
     $ 91,272             $ 8,464        $ 299,131    $ 162,320              $ 4,349       $ 211,481
============= =================== ================ ============ ==================== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                              MFS INVESTORS                   MFS MID CAP
                            MFS NEW DISCOVERY  GROWTH STOCK MFS GLOBAL EQUITY      GROWTH
                                     DIVISION      DIVISION          DIVISION    DIVISION
                            ----------------- ------------- ----------------- -----------
ASSETS:
  Investments at fair value          $ 99,169     $ 111,541       $ 4,012,378   $ 111,253
  Other receivables                        --            --                --          --
  Due from Metropolitan
     Life Insurance Company                --            --                 5          --
                            ----------------- ------------- ----------------- -----------
       Total Assets                    99,169       111,541         4,012,383     111,253
                            ----------------- ------------- ----------------- -----------
LIABILITIES:
  Other payables                           --            --                --          --
  Due to Metropolitan
     Life Insurance Company                 5            --                --           1
                            ----------------- ------------- ----------------- -----------
       Total Liabilities                    5            --                --           1
                            ----------------- ------------- ----------------- -----------
NET ASSETS                           $ 99,164     $ 111,541       $ 4,012,383   $ 111,252
                            ================= ============= ================= ===========

The accompanying notes are an integral part of these financial statements.

             PUTNAM VT         PUTNAM VT         PUTNAM VT   PUTNAM VT          PUTNAM VT
MFS VALUE MONEY MARKET NEW OPPORTUNITIES GROWTH AND INCOME  HIGH YIELD DIVERSIFIED INCOME
 DIVISION     DIVISION          DIVISION          DIVISION    DIVISION           DIVISION
--------- ------------ ----------------- ----------------- ----------- ------------------
$ 150,307    $ 580,702       $ 4,358,456         $ 211,445 $ 3,470,759          $ 110,527
       --           --                --                --          --                 --
       --           --                --                 8           6                 --
--------- ------------ ----------------- ----------------- ----------- ------------------
  150,307      580,702         4,358,456           211,453   3,470,765            110,527
--------- ------------ ----------------- ----------------- ----------- ------------------
       --           --                --                --          --                 --
        9          114                12                 4           3                  1
--------- ------------ ----------------- ----------------- ----------- ------------------
        9          114                12                 4           3                  1
--------- ------------ ----------------- ----------------- ----------- ------------------
$ 150,298    $ 580,588       $ 4,358,444         $ 211,449 $ 3,470,762          $ 110,526
========= ============ ================= ================= =========== ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            PUTNAM VT GLOBAL                                        PUTNAM VT
                            ASSET ALLOCATION PUTNAM VT VOYAGER PUTNAM VT INCOME GLOBAL EQUITY
                                    DIVISION          DIVISION         DIVISION      DIVISION
                            ---------------- ----------------- ---------------- -------------
ASSETS:
  Investments at fair value        $ 185,166       $ 3,465,230      $ 5,257,551     $ 158,518
  Other receivables                       --                 1                1            --
  Due from Metropolitan
     Life Insurance Company               --                --                2            --
                            ---------------- ----------------- ---------------- -------------
       Total Assets                  185,166         3,465,231        5,257,554       158,518
                            ---------------- ----------------- ---------------- -------------
LIABILITIES:
  Other payables                          --                --               --            --
  Due to Metropolitan
     Life Insurance Company               --                 8               --            --
                            ---------------- ----------------- ---------------- -------------
       Total Liabilities                  --                 8               --            --
                            ---------------- ----------------- ---------------- -------------
NET ASSETS                         $ 185,166       $ 3,465,223      $ 5,257,554     $ 158,518
                            ================ ================= ================ =============

The accompanying notes are an integral part of these financial statements.

                                                 PUTNAM VT         PUTNAM VT
PUTNAM VT UTILITIES            PUTNAM VT     INTERNATIONAL     INTERNATIONAL                       PUTNAM VT
  GROWTH AND INCOME INTERNATIONAL EQUITY GROWTH AND INCOME NEW OPPORTUNITIES PUTNAM VT INVESTORS   NEW VALUE
           DIVISION             DIVISION          DIVISION          DIVISION            DIVISION    DIVISION
------------------- -------------------- ----------------- ----------------- ------------------- -----------
           $ 15,890            $ 192,762          $ 56,231          $ 75,121            $ 13,448 $ 2,431,837
                 --                   --                --                --                  --          --
                 --                    1                --                --                  --           8
------------------- -------------------- ----------------- ----------------- ------------------- -----------
             15,890              192,763            56,231            75,121              13,448   2,431,845
------------------- -------------------- ----------------- ----------------- ------------------- -----------
                 --                   --                --                --                  --          --
                  2                   --                 1                 1                  --          --
------------------- -------------------- ----------------- ----------------- ------------------- -----------
                  2                   --                 1                 1                  --          --
------------------- -------------------- ----------------- ----------------- ------------------- -----------
           $ 15,888            $ 192,763          $ 56,230          $ 75,120            $ 13,448 $ 2,431,845
=================== ==================== ================= ================= =================== ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008


                                                  DWS II                 DWS II SMALL CAP
                            PUTNAM VT VISTA MONEY MARKET DWS II BALANCED           GROWTH
                                   DIVISION     DIVISION        DIVISION         DIVISION
                            --------------- ------------ --------------- ----------------
ASSETS:
  Investments at fair value         $ 7,996 $ 19,486,306       $ 399,594         $ 46,300
  Other receivables                       1       49,582              --               --
  Due from Metropolitan
     Life Insurance Company              --           27              --               --
                            -------- ------ ------------ --------------- ----------------
       Total Assets                   7,997   19,535,915         399,594           46,300
                            -------- ------ ------------ --------------- ----------------
LIABILITIES:
  Other payables                         --           --              --               --
  Due to Metropolitan
     Life Insurance Company               3           --              --               --
                            -------- ------ ------------ --------------- ----------------
       Total Liabilities                  3           --              --               --
                            -------- ------ ------------ --------------- ----------------
NET ASSETS                          $ 7,994 $ 19,535,915       $ 399,594         $ 46,300
                            =============== ============ =============== ================

The accompanying notes are an integral part of these financial statements.

                                                           DWS    DWS GLOBAL  FIDELITY VIP
DWS INTERNATIONAL DWS CAPITAL GROWTH  DWS BOND GROWTH & INCOME OPPORTUNITIES EQUITY-INCOME
         DIVISION           DIVISION  DIVISION        DIVISION      DIVISION      DIVISION
----------------- ------------------ --------- --------------- ------------- -------------
      $ 7,158,081          $ 913,990 $ 205,753       $ 347,158     $ 172,113  $ 13,123,859
               --                 --        --              --            --            --
                6                 --        --              --            --            27
----------------- ------------------ --------- --------------- ------------- -------------
        7,158,087            913,990   205,753         347,158       172,113    13,123,886
----------------- ------------------ --------- --------------- ------------- -------------
               --                 --        --              --            --            --
               --                 --         1               1             1            --
----------------- ------------------ --------- --------------- ------------- -------------
               --                 --         1               1             1            --
----------------- ------------------ --------- --------------- ------------- -------------
      $ 7,158,087          $ 913,990 $ 205,752       $ 347,157     $ 172,112  $ 13,123,886
================= ================== ========= =============== ============= =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008


                            FIDELITY VIP                        FIDELITY VIP FIDELITY VIP
                                  GROWTH FIDELITY VIP INDEX 500   CONTRAFUND MONEY MARKET
                                DIVISION               DIVISION     DIVISION     DIVISION
                            ------------ ---------------------- ------------ ------------
ASSETS:
  Investments at fair value $ 11,741,774           $ 25,293,383 $ 22,784,217  $ 1,718,739
  Other receivables                   --                     --           --            1
  Due from Metropolitan
     Life Insurance Company           38                     76           20            3
                            ------------ ---------------------- ------------ ------------
       Total Assets           11,741,812             25,293,459   22,784,237    1,718,743
                            ------------ ---------------------- ------------ ------------
LIABILITIES:
  Other payables                      --                     --           --           --
  Due to Metropolitan
     Life Insurance Company           --                     --           --           --
                            ------------ ---------------------- ------------ ------------
       Total Liabilities              --                     --           --           --
                            ------------ ---------------------- ------------ ------------
NET ASSETS                  $ 11,741,812           $ 25,293,459 $ 22,784,237  $ 1,718,743
                            ============ ====================== ============ ============

The accompanying notes are an integral part of these financial statements.

                                                                     FIDELITY VIP
                      FIDELITY VIP FIDELITY VIP                        INVESTMENT
FIDELITY VIP OVERSEAS  REAL ESTATE  HIGH INCOME FIDELITY VIP MID CAP   GRADE BOND FIDELITY VIP VALUE
             DIVISION     DIVISION     DIVISION             DIVISION     DIVISION           DIVISION
--------------------- ------------ ------------ -------------------- ------------ ------------------
            $ 205,784    $ 268,950     $ 90,029          $ 1,146,235  $ 1,033,885           $ 96,115
                   --           --           --                   --           --                 --
                    1           --           --                    2           --                 --
--------------------- ------------ ------------ -------------------- ------------ ------------------
              205,785      268,950       90,029            1,146,237    1,033,885             96,115
--------------------- ------------ ------------ -------------------- ------------ ------------------
                   --           --            1                   --           --                 --
                   --           --          159                   --            1                  1
--------------------- ------------ ------------ -------------------- ------------ ------------------
                   --           --          160                   --            1                  1
--------------------- ------------ ------------ -------------------- ------------ ------------------
            $ 205,785    $ 268,950     $ 89,869          $ 1,146,237  $ 1,033,884           $ 96,114
===================== ============ ============ ==================== ============ ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            FIDELITY VIP ASSET FIDELITY VIP ASSET FIDELITY VIP FIDELITY VIP
                               MANAGER: GROWTH            MANAGER FREEDOM 2010 FREEDOM 2020
                                      DIVISION           DIVISION     DIVISION     DIVISION
                            ------------------ ------------------ ------------ ------------
ASSETS:
  Investments at fair value          $ 100,216            $ 2,612    $ 185,045    $ 387,778
  Other receivables                         --                 --          751           --
  Due from Metropolitan
     Life Insurance Company                 --                 --           --        1,830
                            ------------------ ------------------ ------------ ------------
       Total Assets                    100,216              2,612      185,796      389,608
                            ------------------ ------------------ ------------ ------------
LIABILITIES:
  Other payables                            --                 --           --        1,831
  Due to Metropolitan
     Life Insurance Company                156                  1          753           --
                            ------------------ ------------------ ------------ ------------
       Total Liabilities                   156                  1          753        1,831
                            ------------------ ------------------ ------------ ------------
NET ASSETS                           $ 100,060            $ 2,611    $ 185,043    $ 387,777
                            ================== ================== ============ ============

The accompanying notes are an integral part of these financial statements.

FIDELITY VIP      T. ROWE PRICE T. ROWE PRICE PERSONAL  T. ROWE PRICE     T. ROWE PRICE T. ROWE PRICE
FREEDOM 2030 NEW AMERICA GROWTH      STRATEGY BALANCED MID CAP GROWTH LIMITED-TERM BOND EQUITY INCOME
    DIVISION           DIVISION               DIVISION       DIVISION          DIVISION      DIVISION
------------ ------------------ ---------------------- -------------- ----------------- -------------
   $ 394,165        $ 4,322,737           $ 14,017,096       $ 87,774       $ 6,888,820      $ 31,410
          --                 --                     --             --                --            --
         290                 --                     21             --               125            --
------------ ------------------ ---------------------- -------------- ----------------- -------------
     394,455          4,322,737             14,017,117         87,774         6,888,945        31,410
------------ ------------------ ---------------------- -------------- ----------------- -------------
         289                 --                      1             --                --             1
          --                  6                     --             --                --             2
------------ ------------------ ---------------------- -------------- ----------------- -------------
         289                  6                      1             --                --             3
------------ ------------------ ---------------------- -------------- ----------------- -------------
   $ 394,166        $ 4,322,731           $ 14,017,116       $ 87,774       $ 6,888,945      $ 31,407
============ ================== ====================== ============== ================= =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            MSF RUSSELL 2000 MORGAN STANLEY MORGAN STANLEY        MORGAN STANLEY
                                       INDEX   MONEY MARKET     HIGH YIELD CAPITAL OPPORTUNITIES
                                    DIVISION       DIVISION       DIVISION              DIVISION
                            ---------------- -------------- -------------- ---------------------
ASSETS:
  Investments at fair value      $ 8,790,531      $ 648,071       $ 76,269             $ 840,740
  Other receivables                       --             --             --                    35
  Due from Metropolitan
     Life Insurance Company                7             --             --                    --
                            ---------------- -------------- -------------- ---------------------
       Total Assets                8,790,538        648,071         76,269               840,775
                            ---------------- -------------- -------------- ---------------------
LIABILITIES:
  Other payables                           1             --             --                    --
  Due to Metropolitan
     Life Insurance Company               --             38             --                    32
                            ---------------- -------------- -------------- ---------------------
       Total Liabilities                   1             38             --                    32
                            ---------------- -------------- -------------- ---------------------
NET ASSETS                       $ 8,790,537      $ 648,033       $ 76,269             $ 840,743
                            ================ ============== ============== =====================

The accompanying notes are an integral part of these financial statements.

                                                                                     MORGAN STANLEY
MORGAN STANLEY MORGAN STANLEY  MORGAN STANLEY        MORGAN STANLEY  MORGAN STANLEY GLOBAL DIVIDEND
    STRATEGIST    INCOME PLUS DIVIDEND GROWTH GLOBAL INFRASTRUCTURE EUROPEAN EQUITY          GROWTH
      DIVISION       DIVISION        DIVISION              DIVISION        DIVISION        DIVISION
-------------- -------------- --------------- --------------------- --------------- ---------------
     $ 374,803       $ 68,621       $ 861,574              $ 71,074       $ 600,642       $ 587,697
            --             --              --                    --              --              --
            --             --              20                    --               4               1
-------------- -------------- --------------- --------------------- --------------- ---------------
       374,803         68,621         861,594                71,074         600,646         587,698
-------------- -------------- --------------- --------------------- --------------- ---------------
            --             --              35                    --              --              --
             3             --              --                     2              --              --
-------------- -------------- --------------- --------------------- --------------- ---------------
             3             --              35                     2              --              --
-------------- -------------- --------------- --------------------- --------------- ---------------
     $ 374,800       $ 68,621       $ 861,559              $ 71,072       $ 600,646       $ 587,698
============== ============== =============== ===================== =============== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008


                            MORGAN STANLEY   MORGAN STANLEY MIST MFS EMERGING
                            INCOME BUILDER GLOBAL ADVANTAGE    MARKETS EQUITY
                                  DIVISION         DIVISION          DIVISION
                            -------------- ---------------- -----------------
ASSETS:
  Investments at fair value       $ 53,540        $ 274,721         $ 596,254
  Other receivables                     --               --                --
  Due from Metropolitan
     Life Insurance Company             --               --                --
                            -------------- ---------------- -----------------
       Total Assets                 53,540          274,721           596,254
                            -------------- ---------------- -----------------
LIABILITIES:
  Other payables                        --               --                --
  Due to Metropolitan
     Life Insurance Company              1               --                 2
                            -------------- ---------------- -----------------
       Total Liabilities                 1               --                 2
                            -------------- ---------------- -----------------
NET ASSETS                        $ 53,539        $ 274,721         $ 596,252
                            ============== ================ =================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008


                                           MFS RESEARCH BOND    MFS HIGH INCOME    MFS MONEY MARKET   MFS GROWTH
                                                    DIVISION           DIVISION            DIVISION     DIVISION
                                           -------------------- ------------------ ---------------- ---------------
INVESTMENT INCOME:
      Dividends                                        $ 511           $ 13,758             $ 1,102     $ 20,947
                                           -------------------- ------------------ ---------------- ---------------
EXPENSES:
      Mortality and expense risk
        charges                                          128              1,113                 445       70,858
                                           -------------------- ------------------ ---------------- ---------------
        Total expenses                                   128              1,113                 445       70,858
                                           -------------------- ------------------ ---------------- ---------------
           Net investment income (loss) .                383             12,645                 657      (49,911)
                                           -------------------- ------------------ ---------------- ---------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                         --                 --                  --           --
      Realized gains (losses) on sale of
        investments                                      (79)              (965)                 --      143,134
                                           -------------------- ------------------ ---------------- ---------------
           Net realized gains (losses)                   (79)              (965)                 --      143,134
                                           -------------------- ------------------ ---------------- ---------------
     Change in unrealized gains (losses)
        on investments                                  (864)           (59,162)                 --   (4,311,062)
                                           -------------------- ------------------ ---------------- ---------------
     Net realized and unrealized gains
        (losses) on investments                         (943)           (60,127)                 --   (4,167,928)
                                           -------------------- ------------------ ---------------- ---------------
     Net increase (decrease) in net assets
        resulting from operations                     $ (560)         $ (47,482)              $ 657 $ (4,217,839)
                                           ==================== ================== ================ ===============

The accompanying notes are an integral part of these financial statements.

MFS UTILITIES    MFS INVESTORS TRUST    MFS TOTAL RETURN    MFS RESEARCH    MFS STRATEGIC INCOME    MFS CORE EQUITY
     DIVISION               DIVISION            DIVISION        DIVISION                DIVISION           DIVISION
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
      $ 1,835                  $ 431            $ 10,872         $ 1,144                   $ 306            $ 2,692
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
          919                    285               2,638           1,609                      36              2,446
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
          919                    285               2,638           1,609                      36              2,446
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
          916                    146               8,234            (465)                    270                246
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
       18,997                  3,555              21,533              --                      --                 --
         (835)                (2,887)             (1,902)          1,808                     (66)            (8,446)
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
       18,162                    668              19,631           1,808                     (66)            (8,446)
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
      (75,724)               (14,156)           (115,485)        (93,464)                   (851)          (144,986)
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
      (57,562)               (13,488)            (95,854)        (91,656)                   (917)          (153,432)
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
    $ (56,646)             $ (13,342)          $ (87,620)      $ (92,121)                 $ (647)        $ (153,186)
================ ====================== =================== =============== ======================= ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                MFS INVESTORS                         MFS MID CAP
                                           MFS NEW DISCOVERY     GROWTH STOCK    MFS GLOBAL EQUITY         GROWTH
                                                    DIVISION         DIVISION             DIVISION       DIVISION
                                           -------------------- ---------------- -------------------- --------------
INVESTMENT INCOME:
      Dividends                                         $ --          $ 1,227             $ 51,955           $ --
                                           -------------------- ---------------- -------------------- --------------
EXPENSES:
      Mortality and expense risk
        charges                                        1,350            1,535               37,432          1,365
                                           -------------------- ---------------- -------------------- --------------
        Total expenses                                 1,350            1,535               37,432          1,365
                                           -------------------- ---------------- -------------------- --------------
           Net investment income (loss) .             (1,350)            (308)              14,523         (1,365)
                                           -------------------- ---------------- -------------------- --------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     39,971           10,024              430,233         25,204
      Realized gains (losses) on sale of
        investments                                  (26,506)           5,342             (105,345)        (2,303)
                                           -------------------- ---------------- -------------------- --------------
           Net realized gains (losses)                13,465           15,366              324,888         22,901
                                           -------------------- ---------------- -------------------- --------------
     Change in unrealized gains (losses)
        on investments                               (95,611)        (102,523)          (2,365,592)      (139,759)
                                           -------------------- ---------------- -------------------- --------------
     Net realized and unrealized gains
        (losses) on investments                      (82,146)         (87,157)          (2,040,704)      (116,858)
                                           -------------------- ---------------- -------------------- --------------
     Net increase (decrease) in net assets
        resulting from operations                  $ (83,496)       $ (87,465)        $ (2,026,181)    $ (118,223)
                                           ==================== ================ ==================== ==============

The accompanying notes are an integral part of these financial statements.

                PUTNAM VT         PUTNAM VT            PUTNAM VT       PUTNAM VT             PUTNAM VT
MFS VALUE    MONEY MARKET NEW OPPORTUNITIES    GROWTH AND INCOME      HIGH YIELD    DIVERSIFIED INCOME
 DIVISION        DIVISION          DIVISION             DIVISION        DIVISION              DIVISION
------------ ------------ -------------------- -------------------- --------------- ---------------------
  $ 2,439        $ 65,373          $ 17,305              $ 6,246       $ 396,196               $ 8,687
------------ ------------ -------------------- -------------------- --------------- ---------------------
    1,410          17,309            43,419                1,911          32,321                 1,040
------------ ------------ -------------------- -------------------- --------------- ---------------------
    1,410          17,309            43,419                1,911          32,321                 1,040
------------ ------------ -------------------- -------------------- --------------- ---------------------
    1,029          48,064           (26,114)               4,335         363,875                 7,647
------------ ------------ -------------------- -------------------- --------------- ---------------------
    8,231              --                --               45,148              --                    --
      722              --           (75,823)             (26,703)       (149,349)                 (889)
------------ ------------ -------------------- -------------------- --------------- ---------------------
    8,953              --           (75,823)              18,445        (149,349)                 (889)
------------ ------------ -------------------- -------------------- --------------- ---------------------
  (82,657)             --        (2,634,316)            (148,338)     (1,451,349)              (56,567)
------------ ------------ -------------------- -------------------- --------------- ---------------------
  (73,704)             --        (2,710,139)            (129,893)     (1,600,698)              (57,456)
------------ ------------ -------------------- -------------------- --------------- ---------------------
$ (72,675)       $ 48,064      $ (2,736,253)          $ (125,558)   $ (1,236,823)            $ (49,809)
============ ============ ==================== ==================== =============== =====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                             PUTNAM VT GLOBAL                                                 PUTNAM VT
                                             ASSET ALLOCATION    PUTNAM VT VOYAGER    PUTNAM VT INCOME    GLOBAL EQUITY
                                                     DIVISION             DIVISION            DIVISION         DIVISION
                                         ----------------------- -------------------- ------------------- ----------------
INVESTMENT INCOME:
      Dividends                                      $ 10,270             $ 12,740           $ 454,837          $ 7,206
                                         ----------------------- -------------------- ------------------- ----------------
EXPENSES:
      Mortality and expense risk
        charges                                         1,909               33,116              48,284            1,915
                                         ----------------------- -------------------- ------------------- ----------------
        Total expenses                                  1,909               33,116              48,284            1,915
                                         ----------------------- -------------------- ------------------- ----------------
           Net investment income (loss)                 8,361              (20,376)            406,553            5,291
                                         ----------------------- -------------------- ------------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                   --                  --               --
      Realized gains (losses) on sale of
        investments                                    (5,848)             (61,951)           (107,342)         (17,017)
                                         ----------------------- -------------------- ------------------- ----------------
           Net realized gains (losses)                 (5,848)             (61,951)           (107,342)         (17,017)
                                         ----------------------- -------------------- ------------------- ----------------
     Change in unrealized gains (losses)
        on investments                               (102,256)          (1,900,986)         (1,978,213)        (137,686)
                                         ----------------------- -------------------- ------------------- ----------------
     Net realized and unrealized gains
        (losses) on investments                      (108,104)          (1,962,937)         (2,085,555)        (154,703)
                                         ----------------------- -------------------- ------------------- ----------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (99,743)        $ (1,983,313)       $ (1,679,002)      $ (149,412)
                                         ======================= ==================== =================== ================

The accompanying notes are an integral part of these financial statements.

                                                       PUTNAM VT            PUTNAM VT
PUTNAM VT UTILITIES               PUTNAM VT        INTERNATIONAL        INTERNATIONAL                              PUTNAM VT
  GROWTH AND INCOME    INTERNATIONAL EQUITY    GROWTH AND INCOME    NEW OPPORTUNITIES    PUTNAM VT INVESTORS       NEW VALUE
           DIVISION                DIVISION             DIVISION             DIVISION               DIVISION        DIVISION
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
            $ 1,259                 $ 7,748              $ 3,203              $ 2,231                   $ 87        $ 62,742
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
                341                   2,332                1,061                  921                    124          21,436
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
                341                   2,332                1,061                  921                    124          21,436
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
                918                   5,416                2,142                1,310                    (37)         41,306
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
                 --                  51,249               29,830                   --                     --         633,144
              2,317                 (47,977)             (45,825)              (1,796)                  (472)       (210,003)
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
              2,317                   3,272              (15,995)              (1,796)                  (472)        423,141
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
            (18,404)               (189,138)             (73,386)             (65,704)                (7,536)     (2,125,123)
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
            (16,087)               (185,866)             (89,381)             (67,500)                (8,008)     (1,701,982)
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
          $ (15,169)             $ (180,450)           $ (87,239)           $ (66,190)              $ (8,045)   $ (1,660,676)
====================== ======================= ==================== ==================== ====================== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                      DWS II                    DWS II SMALL CAP
                                             PUTNAM VT VISTA    MONEY MARKET DWS II BALANCED              GROWTH
                                                    DIVISION        DIVISION        DIVISION            DIVISION
                                         ---------------------- ------------ ------------------ -------------------
INVESTMENT INCOME:
      Dividends                                         $ --       $ 446,918        $ 20,241                $ --
                                         ---------------------- ------------ ------------------ -------------------
EXPENSES:
      Mortality and expense risk
        charges                                           85         129,682           3,752                 490
                                         ---------------------- ------------ ------------------ -------------------
        Total expenses                                    85         129,682           3,752                 490
                                         ---------------------- ------------ ------------------ -------------------
           Net investment income (loss)                  (85)        317,236          16,489                (490)
                                         ---------------------- ------------ ------------------ -------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                         --              --              --                  --
      Realized gains (losses) on sale of
        investments                                   (1,292)             --          (6,273)             (1,535)
                                         ---------------------- ------------ ------------------ -------------------
           Net realized gains (losses)                (1,292)             --          (6,273)             (1,535)
                                         ---------------------- ------------ ------------------ -------------------
     Change in unrealized gains (losses)
        on investments                                (5,780)             --        (164,876)            (40,923)
                                         ---------------------- ------------ ------------------ -------------------
     Net realized and unrealized gains
        (losses) on investments                       (7,072)             --        (171,149)            (42,458)
                                         ---------------------- ------------ ------------------ -------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (7,157)      $ 317,236      $ (154,660)          $ (42,948)
                                         ====================== ============ ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                    DWS       DWS GLOBAL     FIDELITY VIP
DWS INTERNATIONAL    DWS CAPITAL GROWTH     DWS BOND    GROWTH & INCOME    OPPORTUNITIES    EQUITY-INCOME
         DIVISION              DIVISION     DIVISION           DIVISION         DIVISION         DIVISION
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
        $ 143,668              $ 12,939     $ 12,884           $ 10,152            $ 812        $ 482,049
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
           78,969                 9,012        1,875              3,595            2,107          136,896
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
           78,969                 9,012        1,875              3,595            2,107          136,896
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
           64,699                 3,927       11,009              6,557           (1,295)         345,153
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
        1,868,381                    --           --            119,654           51,918           18,567
         (114,254)                6,338       (4,715)           (31,827)          (2,979)        (606,951)
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
        1,754,127                 6,338       (4,715)            87,827           48,939         (588,384)
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
       (8,279,617)             (464,549)     (51,217)          (319,470)        (223,114)      (9,452,890)
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
       (6,525,490)             (458,211)     (55,932)          (231,643)        (174,175)     (10,041,274)
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
     $ (6,460,791)           $ (454,284)   $ (44,923)        $ (225,086)      $ (175,470)    $ (9,696,121)
==================== ===================== ============ ================== ================ ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                             FIDELITY VIP                               FIDELITY VIP    FIDELITY VIP
                                                   GROWTH    FIDELITY VIP INDEX 500       CONTRAFUND    MONEY MARKET
                                                 DIVISION                  DIVISION         DIVISION        DIVISION
                                         ------------------- ------------------------- ---------------- ------------
INVESTMENT INCOME:
      Dividends                                 $ 148,040                 $ 753,502        $ 327,505        $ 40,625
                                         ------------------- ------------------------- ---------------- ------------
EXPENSES:
      Mortality and expense risk
        charges                                   126,320                   245,933          236,018          10,340
                                         ------------------- ------------------------- ---------------- ------------
        Total expenses                            126,320                   245,933          236,018          10,340
                                         ------------------- ------------------------- ---------------- ------------
           Net investment income (loss)            21,720                   507,569           91,487          30,285
                                         ------------------- ------------------------- ---------------- ------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                      --                   350,992          894,793              --
      Realized gains (losses) on sale of
        investments                                70,144                    28,115         (854,950)             --
                                         ------------------- ------------------------- ---------------- ------------
           Net realized gains (losses)             70,144                   379,107           39,843              --
                                         ------------------- ------------------------- ---------------- ------------
     Change in unrealized gains (losses)
        on investments                        (10,189,851)              (15,555,720)     (16,878,385)             --
                                         ------------------- ------------------------- ---------------- ------------
     Net realized and unrealized gains
        (losses) on investments               (10,119,707)              (15,176,613)     (16,838,542)             --
                                         ------------------- ------------------------- ---------------- ------------
     Net increase (decrease) in net assets
        resulting from operations           $ (10,097,987)            $ (14,669,044)   $ (16,747,055)       $ 30,285
                                         =================== ========================= ================ ============

The accompanying notes are an integral part of these financial statements.

                                                                                 FIDELITY VIP
                         FIDELITY VIP    FIDELITY VIP                              INVESTMENT
FIDELITY VIP OVERSEAS     REAL ESTATE     HIGH INCOME    FIDELITY VIP MID CAP      GRADE BOND    FIDELITY VIP VALUE
             DIVISION        DIVISION        DIVISION                DIVISION        DIVISION              DIVISION
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
              $ 8,490        $ 11,613        $ 10,020                 $ 6,204        $ 52,649               $ 1,779
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
                2,277           3,019             855                   7,552           8,662                 1,202
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
                2,277           3,019             855                   7,552           8,662                 1,202
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
                6,213           8,594           9,165                  (1,348)         43,987                   577
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
               35,615           5,066              --                 120,667           1,022                 5,343
              (31,447)        (57,852)         (7,141)                (29,761)        (17,149)              (26,170)
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
                4,168         (52,786)         (7,141)                 90,906         (16,127)              (20,827)
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
             (179,915)       (135,014)        (30,550)               (614,796)        (74,193)              (75,037)
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
             (175,747)       (187,800)        (37,691)               (523,890)        (90,320)              (95,864)
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
           $ (169,534)     $ (179,206)      $ (28,526)             $ (525,238)      $ (46,333)            $ (95,287)
======================== =============== =============== ======================= =============== =====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                             FIDELITY VIP ASSET    FIDELITY VIP ASSET    FIDELITY VIP    FIDELITY VIP
                                                MANAGER: GROWTH               MANAGER    FREEDOM 2010    FREEDOM 2020
                                                       DIVISION              DIVISION        DIVISION        DIVISION
                                         ------------------------- --------------------- --------------- ---------------
INVESTMENT INCOME:
      Dividends                                         $ 2,627                  $ 90         $ 6,180        $ 12,787
                                         ------------------------- --------------------- --------------- ---------------
EXPENSES:
      Mortality and expense risk
        charges                                             856                    21             677           2,332
                                         ------------------------- --------------------- --------------- ---------------
        Total expenses                                      856                    21             677           2,332
                                         ------------------------- --------------------- --------------- ---------------
           Net investment income (loss)                   1,771                    69           5,503          10,455
                                         ------------------------- --------------------- --------------- ---------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                            81                    38           6,007          18,998
      Realized gains (losses) on sale of
        investments                                        (514)                 (324)         (1,855)        (14,709)
                                         ------------------------- --------------------- --------------- ---------------
           Net realized gains (losses)                     (433)                 (286)          4,152           4,289
                                         ------------------------- --------------------- --------------- ---------------
     Change in unrealized gains (losses)
        on investments                                  (47,699)                 (908)        (42,425)       (145,415)
                                         ------------------------- --------------------- --------------- ---------------
     Net realized and unrealized gains
        (losses) on investments                         (48,132)               (1,194)        (38,273)       (141,126)
                                         ------------------------- --------------------- --------------- ---------------
     Net increase (decrease) in net assets
        resulting from operations                     $ (46,361)             $ (1,125)      $ (32,770)     $ (130,671)
                                         ========================= ===================== =============== ===============

The accompanying notes are an integral part of these financial statements.

FIDELITY VIP         T. ROWE PRICE    T. ROWE PRICE PERSONAL     T. ROWE PRICE        T. ROWE PRICE    T. ROWE PRICE
FREEDOM 2030    NEW AMERICA GROWTH         STRATEGY BALANCED    MID CAP GROWTH    LIMITED-TERM BOND    EQUITY INCOME
    DIVISION              DIVISION                  DIVISION          DIVISION             DIVISION         DIVISION
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
    $ 11,648                  $ --                 $ 427,094              $ --            $ 280,375            $ 933
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
       2,426                42,901                   129,984               908               52,822              291
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
       2,426                42,901                   129,984               908               52,822              291
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
       9,222               (42,901)                  297,110              (908)             227,553              642
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
      25,622               273,612                   115,065             6,579                   --            1,223
     (28,405)              (30,155)                 (200,963)           (6,287)             (34,513)          (2,974)
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
      (2,783)              243,457                   (85,898)              292              (34,513)          (1,751)
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
    (175,941)           (2,812,204)               (6,203,756)          (58,099)            (149,778)         (15,692)
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
    (178,724)           (2,568,747)               (6,289,654)          (57,807)            (184,291)         (17,443)
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
  $ (169,502)         $ (2,611,648)             $ (5,992,544)        $ (58,715)            $ 43,262        $ (16,801)
=============== ===================== ========================= ================= ==================== ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                             MSF RUSSELL 2000    MORGAN STANLEY MORGAN STANLEY           MORGAN STANLEY
                                                        INDEX      MONEY MARKET     HIGH YIELD    CAPITAL OPPORTUNITIES
                                                     DIVISION          DIVISION       DIVISION                 DIVISION
                                         ----------------------- -------------- ----------------- ------------------------
INVESTMENT INCOME:
      Dividends                                     $ 133,633          $ 16,985        $ 2,396                  $ 3,324
                                         ----------------------- -------------- ----------------- ------------------------
EXPENSES:
      Mortality and expense risk
        charges                                        79,229             6,236            889                   11,955
                                         ----------------------- -------------- ----------------- ------------------------
        Total expenses                                 79,229             6,236            889                   11,955
                                         ----------------------- -------------- ----------------- ------------------------
           Net investment income (loss)                54,404            10,749          1,507                   (8,631)
                                         ----------------------- -------------- ----------------- ------------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     524,253                --             --                       --
      Realized gains (losses) on sale of
        investments                                  (236,033)               --         (4,771)                   8,293
                                         ----------------------- -------------- ----------------- ------------------------
           Net realized gains (losses)                288,220                --         (4,771)                   8,293
                                         ----------------------- -------------- ----------------- ------------------------
     Change in unrealized gains (losses)
        on investments                             (4,531,416)               --        (22,003)                (772,842)
                                         ----------------------- -------------- ----------------- ------------------------
     Net realized and unrealized gains
        (losses) on investments                    (4,243,196)               --        (26,774)                (764,549)
                                         ----------------------- -------------- ----------------- ------------------------
     Net increase (decrease) in net assets
        resulting from operations                $ (4,188,792)         $ 10,749      $ (25,267)              $ (773,180)
                                         ======================= ============== ================= ========================

The accompanying notes are an integral part of these financial statements.

                                                                                                    MORGAN STANLEY
MORGAN STANLEY    MORGAN STANLEY     MORGAN STANLEY           MORGAN STANLEY     MORGAN STANLEY    GLOBAL DIVIDEND
    STRATEGIST       INCOME PLUS    DIVIDEND GROWTH    GLOBAL INFRASTRUCTURE    EUROPEAN EQUITY             GROWTH
      DIVISION          DIVISION           DIVISION                 DIVISION           DIVISION           DIVISION
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
       $ 3,396           $ 1,713            $ 5,372                    $ 472           $ 22,841           $ 25,043
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
         4,076               786             10,164                      751              7,534              7,376
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
         4,076               786             10,164                      751              7,534              7,376
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
          (680)              927             (4,792)                    (279)            15,307             17,667
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
        46,311                --                 --                   16,396            157,991            174,770
       (28,745)           (4,114)           (23,018)                  (3,372)            (8,137)           (67,492)
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
        17,566            (4,114)           (23,018)                  13,024            149,854            107,278
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
      (141,400)           (7,449)          (468,659)                 (48,833)          (629,178)          (558,180)
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
      (123,834)          (11,563)          (491,677)                 (35,809)          (479,324)          (450,902)
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
    $ (124,514)        $ (10,636)        $ (496,469)               $ (36,088)        $ (464,017)        $ (433,235)
================= ================= ================== ======================== ================== ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                           MORGAN STANLEY      MORGAN STANLEY    MIST MFS EMERGING
                                           INCOME BUILDER    GLOBAL ADVANTAGE       MARKETS EQUITY
                                                 DIVISION            DIVISION             DIVISION
                                           ----------------- ------------------- --------------------
INVESTMENT INCOME:
      Dividends                                     $ 486             $ 4,916              $ 7,314
                                           ----------------- ------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                       568               3,648                4,069
                                           ----------------- ------------------- --------------------
        Total expenses                                568               3,648                4,069
                                           ----------------- ------------------- --------------------
           Net investment income (loss)               (82)              1,268                3,245
                                           ----------------- ------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                  10,235                  --               49,090
      Realized gains (losses) on sale of
        investments                                (2,375)                214              (33,433)
                                           ----------------- ------------------- --------------------
           Net realized gains (losses)              7,860                 214               15,657
                                           ----------------- ------------------- --------------------
     Change in unrealized gains (losses)
        on investments                            (27,446)           (228,997)            (497,041)
                                           ----------------- ------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                   (19,586)           (228,783)            (481,384)
                                           ----------------- ------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (19,668)         $ (227,515)          $ (478,139)
                                           ================= =================== ====================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007


                                            MFS RESEARCH BOND             MFS HIGH INCOME           MFS MONEY MARKET
                                                     DIVISION                    DIVISION                   DIVISION
                                    ------------------------- --------------------------- --------------------------
                                        2008          2007         2008           2007        2008           2007
                                    -----------     --------- ------------     ---------- -----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 383         $ 344     $ 12,645       $ 10,267       $ 657        $ 2,267
  Net realized gains (losses)            (79)          (20)        (965)           264          --             --
  Change in unrealized gains
     (losses) on investments            (864)          142      (59,162)        (8,871)         --             --
                                    -----------     --------- ------------     ---------- -----------     ----------
     Net increase (decrease)
       in net assets resulting
       from operations                  (560)          466      (47,482)         1,660         657          2,267
                                    -----------     --------- ------------     ---------- -----------     ----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                6,039         2,733        7,652          6,358      85,200         80,194
  Net transfers (including fixed
     account)                             --            --           --            247          --         (5,421)
  Policy charges                      (3,857)       (3,556)      (7,500)        (7,089)    (83,317)       (78,225)
  Transfers for policy benefits and
     terminations                        542           340          (21)           (16)       (198)            16
                                    -----------     --------- ------------     ---------- -----------     ----------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        2,724          (483)         131           (500)      1,685         (3,436)
                                    -----------     --------- ------------     ---------- -----------     ----------
     Net increase (decrease)
       in net assets                   2,164           (17)     (47,351)         1,160       2,342         (1,169)
NET ASSETS:
  Beginning of period                 13,635        13,652      165,012        163,852      60,935         62,104
                                    -----------     --------- ------------     ---------- -----------     ----------
  End of period                     $ 15,799      $ 13,635    $ 117,661      $ 165,012    $ 63,277       $ 60,935
                                    ===========     ========= ============     ========== ===========     ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                   MFS GROWTH               MFS UTILITIES       MFS INVESTORS TRUST              MFS TOTAL RETURN
                     DIVISION                    DIVISION                  DIVISION                      DIVISION
-----------------------------  -------------------------- ------------------------- -----------------------------
       2008            2007        2008           2007       2008           2007         2008             2007
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
  $ (49,911)      $ (73,676)      $ 916          $ 257      $ 146           $ 63      $ 8,234          $ 7,162
    143,134         277,902      18,162         10,936        668          5,955       19,631          112,028
 (4,311,062)      1,589,894     (75,724)        20,445    (14,156)          (704)    (115,485)        (102,084)
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
 (4,217,839)      1,794,120     (56,646)        31,638    (13,342)         5,314      (87,620)          17,106
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
  3,128,262       2,829,658       5,658          5,159     18,266         17,538       56,728           59,426
    (29,916)         47,683       6,670         96,664         --         (2,589)        (534)          (9,022)
 (1,865,364)     (1,619,712)     (8,101)        (6,984)   (18,471)       (17,415)     (61,300)         (63,346)
   (892,463)       (906,905)        (67)        (2,660)   (33,829)        (8,386)     (15,937)        (632,101)
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
    340,519         350,724       4,160         92,179    (34,034)       (10,852)     (21,043)        (645,043)
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
 (3,877,320)      2,144,844     (52,486)       123,817    (47,376)        (5,538)    (108,663)        (627,937)
 11,026,077       8,881,233     143,758         19,941     55,840         61,378      407,794        1,035,731
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
$ 7,148,757    $ 11,026,077    $ 91,272      $ 143,758    $ 8,464       $ 55,840    $ 299,131        $ 407,794
============== =============== ===========     ========== ==========     ========== ============     =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007



                                                   MFS RESEARCH     MFS STRATEGIC INCOME          MFS CORE EQUITY
                                                       DIVISION                 DIVISION                 DIVISION
                                    --------------------------- ------------------------ ----------------------------
                                         2008           2007       2008          2007         2008            2007
                                    ------------     ---------- ----------     --------- ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (465)        $ (176)     $ 270         $ 209        $ 246        $ (1,784)
  Net realized gains (losses)           1,808          9,602        (66)          (15)      (8,446)         14,631
  Change in unrealized gains
     (losses) on investments          (93,464)        19,380       (851)          (52)    (144,986)         35,374
                                    ------------     ---------- ----------     --------- ------------     -----------
     Net increase (decrease)
       in net assets resulting
       from operations                (92,121)        28,806       (647)          142     (153,186)         48,221
                                    ------------     ---------- ----------     --------- ------------     -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                51,403         48,403      1,684         1,500       28,577          29,593
  Net transfers (including fixed
     account)                          (2,293)        (4,944)        --            (1)      (4,552)        (33,288)
  Policy charges                      (50,393)       (52,086)    (1,882)       (1,680)     (31,661)        (33,395)
  Transfers for policy benefits and
     terminations                          90        (24,099)         6             9      (49,322)        (80,143)
                                    ------------     ---------- ----------     --------- ------------     -----------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        (1,193)       (32,726)      (192)         (172)     (56,958)       (117,233)
                                    ------------     ---------- ----------     --------- ------------     -----------
     Net increase (decrease)
       in net assets                  (93,314)        (3,920)      (839)          (30)    (210,144)        (69,012)
NET ASSETS:
  Beginning of period                 255,634        259,554      5,188         5,218      421,625         490,637
                                    ------------     ---------- ----------     --------- ------------     -----------
  End of period                     $ 162,320      $ 255,634    $ 4,349       $ 5,188    $ 211,481       $ 421,625
                                    ============     ========== ==========     ========= ============     ===========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

         MFS NEW DISCOVERY    MFS INVESTORS GROWTH STOCK               MFS GLOBAL EQUITY          MFS MID CAP GROWTH
                  DIVISION                      DIVISION                        DIVISION                    DIVISION
-------------------------- ----------------------------- ------------------------------- ---------------------------
    2008           2007         2008             2007           2008             2007         2008           2007
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
$ (1,350)      $ (1,934)      $ (308)        $ (1,456)      $ 14,523         $ 58,011     $ (1,365)      $ (1,312)
  13,465         28,949       15,366            2,936        324,888          475,543       22,901         12,045
 (95,611)       (21,755)    (102,523)          32,451     (2,365,592)        (139,741)    (139,759)         8,174
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
 (83,496)         5,260      (87,465)          33,931     (2,026,181)         393,813     (118,223)        18,907
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
  26,182         26,886       19,161           17,702      2,277,923        2,262,746       18,939         18,178
      (5)       (16,872)      (1,427)            (285)      (140,704)         215,300       (1,362)       (19,545)
 (32,125)       (33,343)     (24,302)         (24,590)    (1,181,939)        (966,131)     (13,947)       (14,080)
 (51,277)       (28,394)    (143,368)          (3,396)      (570,792)        (511,495)          (1)        (3,480)
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
 (57,225)       (51,723)    (149,936)         (10,569)       384,488        1,000,420        3,629        (18,927)
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
(140,721)       (46,463)    (237,401)          23,362     (1,641,693)       1,394,233     (114,594)           (20)
 239,885        286,348      348,942          325,580      5,654,076        4,259,843      225,846        225,866
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
$ 99,164      $ 239,885    $ 111,541        $ 348,942    $ 4,012,383      $ 5,654,076    $ 111,252      $ 225,846
=========== ============== ============ ================ ============== ================ ============ ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                    MFS VALUE       PUTNAM VT MONEY MARKET    PUTNAM VT NEW OPPORTUNITIES
                                                     DIVISION                     DIVISION                       DIVISION
                                    ------------------------- ---------------------------- ------------------------------
                                         2008        2007          2008           2007           2008            2007
                                    ------------  ----------  -------------   ------------ -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 1,029          $ 525       $ 48,064       $ 28,669      $ (26,114)      $ (40,674)
  Net realized gains (losses)           8,953          8,443             --             --        (75,823)        173,706
  Change in unrealized gains
     (losses) on investments          (82,657)         5,445             --             --     (2,634,316)        220,656
                                    ------------  ----------  -------------   ------------ -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                (72,675)        14,413         48,064         28,669     (2,736,253)        353,688
                                    ------------  ----------  -------------   ------------ -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                17,043         12,667        379,447        267,939      1,849,607       1,877,149
  Net transfers (including fixed
     account)                           2,866         20,640        105,582      2,200,784        (76,542)       (447,488)
  Policy charges                      (17,551)       (15,859)      (262,503)      (257,763)    (1,126,705)     (1,048,496)
  Transfers for policy benefits and
     terminations                         (90)        (4,082)    (2,057,849)           593       (481,183)       (449,685)
                                    ------------  ----------  -------------   ------------ -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions         2,268         13,366     (1,835,323)     2,211,553        165,177         (68,520)
                                    ------------  ----------  -------------   ------------ -------------- ---------------
     Net increase (decrease)
       in net assets                  (70,407)        27,779     (1,787,259)     2,240,222     (2,571,076)        285,168
NET ASSETS:
  Beginning of period                 220,705        192,926      2,367,847        127,625      6,929,520       6,644,352
                                    ------------  ----------  -------------   ------------ -------------- ---------------
  End of period                     $ 150,298      $ 220,705      $ 580,588    $ 2,367,847    $ 4,358,444     $ 6,929,520
                                    ============  ==========  =============    =========== ============== ===============

(a) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                                                       PUTNAM VT
   PUTNAM VT GROWTH AND INCOME               PUTNAM VT HIGH YIELD    PUTNAM VT DIVERSIFIED INCOME        GLOBAL ASSET ALLOCATION
                      DIVISION                           DIVISION                        DIVISION                       DIVISION
------------------------------    -------------------------------    ----------------------------   ----------------------------
     2008           2007              2008             2007               2008            2007           2008           2007
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
  $ 4,335       $ 11,320            $ 363,875     $  322,568          $   7,647        $ 17,888        $ 8,361         $ (143)
   18,445        227,609             (149,349)       (40,055)              (889)        (12,970)        (5,848)         4,009
 (148,338)      (240,112)          (1,451,349)      (172,589)           (56,567)          6,500       (102,256)         2,948
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
 (125,558)        (1,183)          (1,236,823)       109,924            (49,809)         11,418        (99,743)         6,814
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
  103,628        146,365            1,769,238      1,768,152             22,723          33,444         42,400         45,021
    7,355       (895,905)            (173,192)      (304,759)            (1,709)       (216,902)          (809)         9,907
  (72,267)       (81,409)          (1,054,189)      (935,541)           (11,494)        (14,931)       (34,808)       (33,363)
  (10,312)       (24,910)            (532,192)      (291,384)              (744)        (59,377)       (27,622)        (5,190)
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
   28,404       (855,859)               9,665        236,468              8,776        (257,766)       (20,839)        16,375
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
  (97,154)      (857,042)          (1,227,158)       346,392            (41,033)       (246,348)      (120,582)        23,189
  308,603      1,165,645            4,697,920      4,351,528            151,559         397,907        305,748        282,559
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
$ 211,449      $ 308,603          $ 3,470,762     $4,697,920          $ 110,526       $ 151,559      $ 185,166      $ 305,748
============ ==============       ============== ================    ============  ==============   ============ ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                  PUTNAM VT VOYAGER                PUTNAM VT INCOME        PUTNAM VT GLOBAL EQUITY
                                                           DIVISION                        DIVISION                       DIVISION
                                    -------------------------------   -----------------------------   ----------------------------
                                           2008          2007             2008           2007              2008            2007
                                    --------------  ------------      -------------- --------------   ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ (20,376)    $  (38,138)          $ 406,553      $ 292,415        $ 5,291         $ 8,462
  Net realized gains (losses)           (61,951)        36,392            (107,342)       (16,847)       (17,017)         67,626
  Change in unrealized gains
     (losses) on investments         (1,900,986)       261,721          (1,978,213)        17,286       (137,686)        (20,849)
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
     Net increase (decrease)
       in net assets resulting
       from operations               (1,983,313)       259,975          (1,679,002)       292,854       (149,412)         55,239
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,455,558      1,500,340           1,934,129      2,068,471         47,613          59,757
  Net transfers (including fixed
     account)                          (113,703)      (374,536)            (57,881)      (346,210)       (13,093)       (241,264)
  Policy charges                       (924,920)      (862,349)         (1,224,112)    (1,135,571)       (37,727)        (43,526)
  Transfers for policy benefits and
     terminations                      (283,802)      (482,487)           (479,758)      (561,313)       (13,642)        (11,326)
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
     Net increase (decrease)
       in net assets resulting
       from policy transactions         133,133       (219,032)            172,378         25,377        (16,849)       (236,359)
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
     Net increase (decrease)
       in net assets                 (1,850,180)        40,943          (1,506,624)       318,231       (166,261)       (181,120)
NET ASSETS:
  Beginning of period                 5,315,403      5,274,460           6,764,178      6,445,947        324,779         505,899
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
  End of period                     $ 3,465,223    $ 5,315,403         $ 5,257,554    $ 6,764,178      $ 158,518       $ 324,779
                                    ============== ================   ============== ==============   ============ ===============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

   PUTNAM VT UTILITIES                                         PUTNAM VT INTERNATIONAL       PUTNAM VT INTERNATIONAL
     GROWTH AND INCOME    PUTNAM VT INTERNATIONAL EQUITY             GROWTH AND INCOME             NEW OPPORTUNITIES
              DIVISION                          DIVISION                      DIVISION                      DIVISION
----------------------    ------------------------------    --------------------------    --------------------------
    2008       2007            2008                 2007           2008           2007           2008           2007
-----------  ---------    ------------  ----------------    -----------     ----------    -----------     ----------
   $ 918         $ 570         $ 5,416          $ 12,905        $ 2,142        $ 2,269        $ 1,310          $ 379
   2,317         2,905           3,272           199,555        (15,995)        43,611         (1,796)         7,025
 (18,404)        5,844        (189,138)         (165,345)       (73,386)       (33,925)       (65,704)         7,989
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
 (15,169)        9,319        (180,450)           47,115        (87,239)        11,955        (66,190)        15,393
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
  10,591        10,949          92,199            80,074         23,175         24,576         24,732         25,760
  (1,551)        2,925         (39,357)         (234,102)       (16,950)        10,109         16,244          1,720
  (9,043)       (8,578)        (50,521)          (52,161)       (21,659)       (21,397)       (19,844)       (17,320)
 (28,055)       (4,920)         (7,627)          (19,991)       (26,308)        (5,957)       (21,911)        (9,019)
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
 (28,058)          376          (5,306)         (226,180)       (41,742)         7,331           (779)         1,141
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
 (43,227)        9,695        (185,756)         (179,065)      (128,981)        19,286        (66,969)        16,534
  59,115        49,420         378,519           557,584        185,211        165,925        142,089        125,555
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
$ 15,888      $ 59,115       $ 192,763         $ 378,519       $ 56,230      $ 185,211       $ 75,120      $ 142,089
===========  =========    ============ =================    =========== ==============    ===========     ==========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                       PUTNAM VT INVESTORS          PUTNAM VT NEW VALUE             PUTNAM VT VISTA
                                                  DIVISION                     DIVISION                    DIVISION
                                    ----------------------   --------------------------    ------------------------
                                        2008        2007          2008          2007          2008           2007
                                    -----------  ---------   -----------   ------------    ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (37)       $ (25)     $  41,306       $ 16,403         $ (85)        $ (63)
  Net realized gains (losses)           (472)       1,027        423,141        322,048        (1,292)          141
  Change in unrealized gains
     (losses) on investments          (7,536)      (1,993)    (2,125,123)      (556,097)       (5,780)          204
                                    -----------  ---------   -----------   ------------    ----------  ------------
     Net increase (decrease)
       in net assets resulting
       from operations                (8,045)        (991)    (1,660,676)      (217,646)       (7,157)          282
                                    -----------  ---------   -----------   ------------    ----------  ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                7,710        6,370      1,745,908      1,971,546         4,298         4,576
  Net transfers (including fixed
     account)                          1,738        1,052         46,584         30,400         4,342         1,190
  Policy charges                      (5,132)      (4,419)      (898,377)      (867,569)       (2,902)       (2,399)
  Transfers for policy benefits and
     terminations                       (647)      (2,514)      (287,938)      (348,548)           (2)       (2,705)
                                    -----------  ---------   -----------   -------------    ---------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        3,669          489        606,177        785,829         5,736           662
                                    -----------  ---------   -----------   -------------   ----------  ------------
     Net increase (decrease)
       in net assets                  (4,376)        (502)    (1,054,499)       568,183        (1,421)          944
NET ASSETS:
  Beginning of period                 17,824       18,326      3,486,344      2,918,161         9,415         8,471
                                    -----------  ---------   -----------   ------------    ----------  ------------
  End of period                     $ 13,448     $ 17,824    $ 2,431,845    $ 3,486,344       $ 7,994       $ 9,415
                                    =========== ==========   ===========   ============    ==========  =============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

            DWS II MONEY MARKET             DWS II BALANCED     DWS II SMALL CAP GROWTH             DWS INTERNATIONAL
                       DIVISION                    DIVISION                   DIVISION                      DIVISION
-------------------------------    ------------------------    -----------------------   ----------------------------
        2008            2007          2008           2007          2008         2007           2008          2007
--------------- ---------------    -----------   ----------    -----------  ----------   --------------  ------------
   $ 317,236       $ 501,078         $ 16,489      $ 14,209      $ (490)        $ (823)      $ 64,699     $   195,656
          --              --           (6,273)       15,537      (1,535)        13,785      1,754,127         500,660
          --              --         (164,876)       (7,298)    (40,923)        (6,343)    (8,279,617)        831,173
--------------- ---------------    ------------  ----------    -----------  ----------   -------------- -- ----------
     317,236         501,078         (154,660)       22,448     (42,948)         6,619     (6,460,791)      1,527,489
--------------- ---------------    ------------  ----------    -----------  ----------   -------------- -------------
  43,147,609      34,927,940          109,925       101,258      16,876         22,497      3,892,193       3,533,685
     842,184         563,362             --         (15,336)         --        (48,520)      (516,166)        166,181
 (37,644,350)    (29,732,978)         (88,008)      (83,108)     (7,287)        (7,949)    (1,850,619)     (1,616,305)
  (2,201,694)     (1,282,776)         (34,848)      (15,225)     (1,907)         9,858       (952,538)     (1,307,336)
--------------- ---------------    ------------  ----------    -----------  ----------   -------------- -------------
   4,143,749       4,475,548          (12,931)      (12,411)      7,682        (24,114)       572,870         776,225
--------------- ---------------    ------------  ----------    -----------  ----------   -------------- -------------
   4,460,985       4,976,626         (167,591)       10,037     (35,266)       (17,495)    (5,887,921)      2,303,714
  15,074,930      10,098,304          567,185       557,148      81,566         99,061     13,046,008      10,742,294
--------------- ---------------    ------------  ----------    -----------  -----------  -------------  -------------
$ 19,535,915    $ 15,074,930        $ 399,594     $ 567,185    $ 46,300       $ 81,566    $ 7,158,087   $  13,046,008
=============== ===============    ============ ============== ===========  ========== ==============   =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                               DWS CAPITAL GROWTH                    DWS BOND       DWS GROWTH & INCOME
                                                         DIVISION                    DIVISION                  DIVISION
                                    ----------------------------- --------------------------- -------------------------
                                         2008             2007         2008           2007         2008           2007
                                    ------------ --------------- ------------  ------------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 3,927         $ (1,713)    $ 11,009       $ 13,467      $ 6,557        $ 3,088
  Net realized gains (losses)           6,338           31,334       (4,715)           462       87,827         29,912
  Change in unrealized gains
     (losses) on investments         (464,549)         122,262      (51,217)        (2,967)    (319,470)       (29,519)
                                    ------------ --------------- ------------  ------------- ------------ -------------
     Net increase (decrease)
       in net assets resulting
       from operations               (454,284)         151,883      (44,923)        10,962     (225,086)         3,481
                                    ------------ --------------- ------------  ------------- ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               188,505          186,475       61,946         72,570       89,633         89,072
  Net transfers (including fixed
     account)                             820          (55,377)      (8,327)       (21,028)     (20,561)       (21,284)
  Policy charges                     (146,530)        (143,492)     (35,759)       (32,795)     (81,482)       (83,445)
  Transfers for policy benefits and
     terminations                     (60,142)         (67,864)     (68,348)       (54,519)     (14,826)        (8,766)
                                    ------------ --------------- ------------  ------------- ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions       (17,347)         (80,258)     (50,488)       (35,772)     (27,236)       (24,423)
                                    ------------ --------------- ------------  ------------- ------------ ------------
     Net increase (decrease)
       in net assets                 (471,631)          71,625      (95,411)       (24,810)    (252,322)       (20,942)
NET ASSETS:
  Beginning of period               1,385,621        1,313,996      301,163        325,973      599,479        620,421
                                    ------------ --------------- ------------  ------------- ------------ ------------
  End of period                     $ 913,990      $ 1,385,621    $ 205,752      $ 301,163    $ 347,157      $ 599,479
                                    ============ =============== ============  ============= ============ ============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

  DWS GLOBAL OPPORTUNITIES      FIDELITY VIP EQUITY-INCOME               FIDELITY VIP GROWTH          FIDELITY VIP INDEX 500
                  DIVISION                        DIVISION                          DIVISION                        DIVISION
-------------------------- ------------------------------- --------------------------------- -------------------------------
     2008          2007           2008           2007            2008              2007            2008            2007
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
 $ (1,295)       $ 2,038       $ 345,153       $ 251,444        $ 21,720           $ 9,034       $ 507,569     $ 1,076,981
   48,939         65,922        (588,384)      2,287,283          70,144           428,738         379,107       1,018,230
 (223,114)       (38,027)     (9,452,890)     (2,418,378)    (10,189,851)        3,597,878     (15,555,720)       (469,618)
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
 (175,470)        29,933      (9,696,121)        120,349     (10,097,987)        4,035,650     (14,669,044)      1,625,593
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
   40,469         44,336       6,396,675       6,743,979       7,352,721         6,615,944      11,614,176      11,519,994
  (25,476)       (57,969)       (528,860)       (264,391)        (79,978)          191,535        (549,274)        183,795
  (20,267)       (24,110)     (3,705,922)     (3,544,631)     (4,875,512)       (4,280,598)     (7,522,873)     (6,862,053)
  (23,304)         4,886      (1,548,630)     (1,847,743)     (1,324,228)       (1,238,302)     (2,439,530)     (2,854,784)
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
  (28,578)       (32,857)        613,263       1,087,214       1,073,003         1,288,579       1,102,499       1,986,952
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
 (204,048)        (2,924)     (9,082,858)      1,207,563      (9,024,984)        5,324,229     (13,566,545)      3,612,545
  376,160        379,084      22,206,744      20,999,181      20,766,796        15,442,567      38,860,004      35,247,459
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
$ 172,112      $ 376,160    $ 13,123,886    $ 22,206,744    $ 11,741,812      $ 20,766,796    $ 25,293,459    $ 38,860,004
============ ============= =============== =============== ===============  ================ =============== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                              FIDELITY VIP CONTRAFUND     FIDELITY VIP MONEY MARKET    FIDELITY VIP OVERSEAS
                                                             DIVISION                      DIVISION                 DIVISION
                                    --------------------------------- ----------------------------- ------------------------
                                            2008              2007           2008           2007         2008        2007
                                    --------------- ----------------- -------------- -------------- ------------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $ 91,487          $ 83,358       $ 30,285       $ 51,339      $ 6,213        $ 7,485
  Net realized gains (losses)             39,843        10,067,761             --             --        4,168         20,864
  Change in unrealized gains
     (losses) on investments         (16,878,385)       (4,901,133)            --             --     (179,915)        11,448
                                    --------------- ----------------- -------------- -------------- ------------  ----------
     Net increase (decrease)
       in net assets resulting
       from operations               (16,747,055)        5,249,986         30,285         51,339     (169,534)        39,797
                                    --------------- ----------------- -------------- -------------- ------------  ----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               10,324,869        10,174,279      3,159,227      3,132,339      163,598        175,527
  Net transfers (including fixed
     account)                           (972,182)           37,569        287,986         (6,136)     (19,230)        16,324
  Policy charges                      (5,517,308)       (4,997,407)    (3,042,027)    (2,986,953)     (71,033)       (64,139)
  Transfers for policy benefits and
     terminations                     (2,464,258)       (2,884,946)       (54,398)       (10,712)     (54,907)        (7,215)
                                    --------------- ----------------- -------------- -------------- ------------  ----------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        1,371,121         2,329,495        350,788        128,538       18,428        120,497
                                    --------------- ----------------- -------------- -------------- ------------  ----------
     Net increase (decrease)
       in net assets                 (15,375,934)        7,579,481        381,073        179,877     (151,106)       160,294
NET ASSETS:
  Beginning of period                 38,160,171        30,580,690      1,337,670      1,157,793      356,891        196,597
                                    --------------- ----------------- -------------- -------------- ------------ -----------
  End of period                     $ 22,784,237      $ 38,160,171    $ 1,718,743    $ 1,337,670    $ 205,785      $ 356,891
                                    =============== ================= ============== ============== ============ ===========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                                                                                                      FIDELITY VIP
   FIDELITY VIP REAL ESTATE    FIDELITY VIP HIGH INCOME          FIDELITY VIP MID CAP         INVESTMENT GRADE BOND
                   DIVISION                    DIVISION                      DIVISION                      DIVISION
---------------------------  --------------------------  ----------------------------   --------------------------
     2008            2007        2008            2007           2008           2007           2008            2007
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
  $ 8,594         $ 4,830     $ 9,165         $ 9,709       $ (1,348)       $ 1,064       $ 43,987        $ 27,219
  (52,786)        109,388      (7,141)         (3,864)        90,906         12,171        (16,127)         (3,034)
 (135,014)       (209,978)    (30,550)         (2,900)      (614,796)        10,779        (74,193)         11,510
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
 (179,206)        (95,760)    (28,526)          2,945       (525,238)        24,014        (46,333)         35,695
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
  217,941         246,350     106,613         107,606      1,223,774        328,204        481,506         445,862
  (26,786)        (27,477)        453        (117,394)       256,610        464,421           (979)        459,210
 (104,771)        (97,124)    (81,689)        (69,616)      (518,310)       (93,634)      (402,204)       (344,477)
  (72,291)        (68,435)    (41,204)        (18,155)       (61,304)       (31,580)      (292,284)        (27,585)
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
   14,093          53,314     (15,827)        (97,559)       900,770        667,411       (213,961)        533,010
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
 (165,113)        (42,446)    (44,353)        (94,614)       375,532        691,425       (260,294)        568,705
  434,063         476,509     134,222         228,836        770,705         79,280      1,294,178         725,473
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
$ 268,950       $ 434,063    $ 89,869       $ 134,222    $ 1,146,237      $ 770,705    $ 1,033,884     $ 1,294,178
============ ==============  ============== ===========  ============== =============   ============== ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007


                                                                             FIDELITY VIP
                                            FIDELITY VIP VALUE      ASSET MANAGER: GROWTH  FIDELITY VIP ASSET MANAGER
                                                      DIVISION                   DIVISION                    DIVISION
                                    -------------------------- -------------------------- ---------------------------
                                        2008           2007         2008          2007       2008               2007
                                    ------------ ------------  -------------- ----------  ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 577           $ (5)     $ 1,771       $  3,383       $ 69               $ 9
  Net realized gains (losses)        (20,827)        17,587         (433)           138       (286)               --
  Change in unrealized gains
     (losses) on investments         (75,037)       (18,175)     (47,699)        10,873       (908)                5
                                    ------------ ------------  -------------- ----------   ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations               (95,287)          (593)     (46,361)        14,394     (1,125)               14
                                    ------------ ------------  -------------- ----------   ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               97,784        101,327       32,987          1,332     28,881               339
  Net transfers (including fixed
     account)                         (7,517)        (9,000)      16,334         33,133      2,497                --
  Policy charges                     (43,078)       (36,509)     (29,138)        (1,240)   (27,952)               (2)
  Transfers for policy benefits and
     terminations                    (39,489)          (543)        (183)            21        (42)                1
                                    ------------ ------------  -------------- ----------   ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        7,700         55,275       20,000         33,246      3,384               338
                                    ------------ ------------  -------------- ----------   ------------ ------------
     Net increase (decrease)
       in net assets                 (87,587)        54,682      (26,361)        47,640      2,259               352
NET ASSETS:
  Beginning of period                183,701        129,019      126,421         78,781        352                --
                                    ------------ ------------  -------------- ----------   ------------ ------------
  End of period                     $ 96,114      $ 183,701    $ 100,060      $ 126,421    $ 2,611             $ 352
                                    ============ ============  ============== ===========  ==========   ============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                                                                                                       T. ROWE PRICE
FIDELITY VIP FREEDOM 2010      FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030             NEW AMERICA GROWTH
                 DIVISION                       DIVISION                     DIVISION                       DIVISION
-------------------------   ----------------------------  ---------------------------  -----------------------------
     2008         2007 (A)        2008         2007 (A)        2008         2007 (A)          2008           2007
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  $ 5,503           $ 340     $ 10,455         $ 2,981      $ 9,222         $ 2,735      $ (42,901)     $ (46,576)
    4,152             297        4,289           3,682       (2,783)          4,041        243,457        848,652
  (42,425)           (363)    (145,415)         (4,045)    (175,941)         (4,872)    (2,812,204)       (71,455)
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  (32,770)            274     (130,671)          2,618     (169,502)          1,904     (2,611,648)       730,621
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  212,757          20,092      624,977         119,226      635,457         166,693      2,373,253      2,239,877
   79,842           2,556      (11,030)         73,337       55,321          21,859        (95,919)      (182,088)
 (104,073)         (7,260)    (254,970)        (24,700)    (260,467)        (32,103)    (1,417,503)    (1,253,424)
   13,942            (317)      (7,267)         (3,743)     (24,771)           (225)      (476,486)      (604,658)
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  202,468          15,071      351,710         164,120      405,540         156,224        383,345        199,707
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  169,698          15,345      221,039         166,738      236,038         158,128     (2,228,303)       930,328
   15,345              --      166,738              --      158,128              --      6,551,034      5,620,706
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
$ 185,043        $ 15,345    $ 387,777       $ 166,738    $ 394,166       $ 158,128    $ 4,322,731    $ 6,551,034
============ =============== ============ =============== ============ =============== ============== ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007


                                                      T. ROWE PRICE
                                         PERSONAL STRATEGY BALANCED   T. ROWE PRICE MID CAP GROWTH   T. ROWE PRICE LIMITED-TERM BOND
                                                           DIVISION                       DIVISION                         DIVISION
                                    -------------------------------  ----------------------------- --------------------------------
                                            2008          2007           2008             2007             2008            2007
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 297,110       $ 275,023      $ (908)             $ (659)     $ 227,553           $ 218,591
  Net realized gains (losses)            (85,898)      2,202,730         292              18,216        (34,513)            (23,627)
  Change in unrealized gains
     (losses) on investments          (6,203,756)     (1,289,665)    (58,099)                663       (149,778)             87,349
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                (5,992,544)      1,188,088     (58,715)             18,220         43,262             282,313
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                6,093,056       6,580,153      27,809              32,551      2,401,094           2,327,897
  Net transfers (including fixed
     account)                           (488,598)        (90,464)     (3,755)             25,801        344,009            (188,440)
  Policy charges                      (3,542,532)     (3,236,277)    (16,965)            (17,732)    (1,484,394)         (1,250,456)
  Transfers for policy benefits and
     terminations                     (1,791,654)     (1,919,133)    (10,345)             (1,037)      (878,586)           (672,751)
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions          270,272       1,334,279      (3,256)             39,583        382,123             216,250
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
     Net increase (decrease)
       in net assets                  (5,722,272)      2,522,367     (61,971)             57,803        425,385             498,563
NET ASSETS:
  Beginning of period                 19,739,388      17,217,021     149,745              91,942      6,463,560           5,964,997
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
  End of period                     $ 14,017,116    $ 19,739,388    $ 87,774           $ 149,745    $ 6,888,945         $ 6,463,560
                                    =============== ===============  ============= ===============  ============== ================

(a) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

   T. ROWE PRICE EQUITY INCOME            MSF RUSSELL 2000 INDEX     MORGAN STANLEY MONEY MARKET     MORGAN STANLEY HIGH YIELD
                      DIVISION                          DIVISION                        DIVISION                      DIVISION
------------------------------  --------------------------------  ------------------------------  ----------------------------
    2008               2007           2008              2007            2008           2007          2008             2007
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
   $ 642              $ 425       $ 54,404          $ 15,903       $     10,749       $ 30,327     $ 1,507          $ 5,895
  (1,751)             4,620        288,220         1,134,708                 --             --      (4,771)          (5,184)
 (15,692)            (4,137)    (4,531,416)       (1,454,331)                --             --     (22,003)           1,975
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
 (16,801)               908     (4,188,792)         (303,720)            10,749         30,327     (25,267)           2,686
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
  15,123             17,087      5,105,906         5,751,946            558,583        613,382      29,537           27,065
     (28)             3,010       (102,483)         (604,656)           (30,538)        (2,321)     (1,982)          50,577
 (10,383)           (10,655)    (2,802,298)       (2,576,328)          (532,471)      (530,191)    (28,698)         (27,439)
  (3,446)              (506)      (745,515)       (1,114,781)          (153,560)       (67,660)     (8,507)          (6,169)
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
   1,266              8,936      1,455,610         1,456,181           (157,986)        13,210      (9,650)          44,034
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
 (15,535)             9,844     (2,733,182)        1,152,461           (147,237)        43,537     (34,917)          46,720
  46,942             37,098     11,523,719        10,371,258            795,270        751,733     111,186           64,466
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
$ 31,407           $ 46,942     $8,790,537      $ 11,523,719          $ 648,033      $ 795,270    $ 76,269        $ 111,186
=========== =================   ============= =================   =============== =============  ============  =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                  MORGAN STANLEY
                                           CAPITAL OPPORTUNITIES     MORGAN STANLEY STRATEGIST    MORGAN STANLEY INCOME PLUS
                                                        DIVISION                      DIVISION                      DIVISION
                                    ----------------------------  ----------------------------   ---------------------------
                                           2008           2007          2008            2007          2008            2007
                                    -------------- -------------  --------------   -----------   ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ (8,631)        $ (5,436)      $ (680)       $  11,016        $ 927           $ 4,031
  Net realized gains (losses)           8,293          107,887       17,566           83,095       (4,114)             (174)
  Change in unrealized gains
     (losses) on investments         (772,842)         158,308     (141,400)         (49,283)      (7,449)              645
                                    -------------- -------------  --------------   -----------   ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations               (773,180)         260,759     (124,514)          44,828      (10,636)            4,502
                                    -------------- -------------  --------------   -----------   ------------- -------------
POLICY TRANSACTIONS:
  Premium purchase payments
     received from contract owners    532,209          519,418      135,159          135,016       29,248            26,029
  Net transfers (including fixed
     account)                           4,934           18,066       21,183          (16,396)     (19,434)              775
  Policy maintenance charges         (471,930)        (461,658)    (136,698)        (138,703)     (22,655)          (20,819)
  Transfers for policy benefits and
     terminations                     (95,763)        (149,053)     (47,604)        (151,867)      (3,448)             (505)
                                    -------------- -------------  --------------   -----------   ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from capital transactions      (30,550)         (73,227)     (27,960)        (171,950)     (16,289)            5,480
                                    -------------- -------------  --------------   -----------   ------------- -------------
     Net increase (decrease)
       in net assets                 (803,730)         187,532     (152,474)        (127,122)     (26,925)            9,982
NET ASSETS:
  Beginning of period               1,644,473        1,456,941      527,274          654,396       95,546            85,564
                                    -------------- -------------  --------------   -----------   ------------- -------------
  End of period                     $ 840,743      $ 1,644,473    $ 374,800        $ 527,274     $ 68,621          $ 95,546
                                    ============   =============  ==============   ===========   ============= =============

(a) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                               MORGAN STANLEY                                                MORGAN STANLEY
 MORGAN STANLEY DIVIDEND GROWTH         GLOBAL INFRASTRUCTURE      MORGAN STANLEY EUROPEAN EQUITY    GLOBAL DIVIDEND GROWTH
                       DIVISION                      DIVISION                            DIVISION                  DIVISION
-------------------------------    --------------------------   ---------------------------------   -----------------------
     2008                 2007        2008           2007         2008                 2007         2008             2007
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
 $ (4,792)             $ 5,129         $ (279)         $ 910        $ 15,307              $ 7,436     $ 17,667     $ 11,064
  (23,018)             105,983         13,024         26,130         149,854               85,279      107,278      208,021
 (468,659)             (58,586)       (48,833)       (11,299)       (629,178)              51,310     (558,180)    (154,390)
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
 (496,469)              52,526        (36,088)        15,741        (464,017)             144,025     (433,235)      64,695
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
  509,140              504,245         24,725         26,192         135,621              192,328      339,148      359,092
   (9,910)             (80,317)        14,732         11,825          27,587              (30,351)      (3,105)       7,551
 (440,173)            (448,141)       (26,966)       (25,588)       (122,802)            (151,310)    (299,762)    (322,157)
  (61,778)            (243,364)          (228)       (21,726)        (34,618)             (77,212)     (77,313)    (124,225)
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
   (2,721)            (267,577)        12,263         (9,297)          5,788              (66,545)     (41,032)     (79,739)
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
 (499,190)            (215,051)       (23,825)         6,444        (458,229)              77,480     (474,267)     (15,044)
1,360,749            1,575,800         94,897         88,453       1,058,875              981,395    1,061,965    1,077,009
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
$ 861,559          $ 1,360,749       $ 71,072       $ 94,897       $ 600,646          $ 1,058,875    $ 587,698   $1,061,965
============   =================   ============= ============   ==============  =================   ============ ==========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                                                         MIST MFS
                                     MORGAN STANLEY INCOME BUILDER     MORGAN STANLEY GLOBAL ADVANTAGE    EMERGING MARKETS EQUITY
                                                          DIVISION                            DIVISION                   DIVISION
                                    ------------------------------    --------------------------------    -----------------------
                                        2008                 2007             2008              2007           2008      2007 (A)
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (82)             $ 1,452          $ 1,268             $ 101          $ 3,245      $ (596)
  Net realized gains (losses)          7,860                7,385              214            35,965           15,657      16,341
  Change in unrealized gains
     (losses) on investments         (27,446)              (7,216)        (228,997)           35,486         (497,041)     19,057
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
     Net increase (decrease)
       in net assets resulting
       from operations               (19,668)               1,621         (227,515)           71,552         (478,139)     34,802
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
POLICY TRANSACTIONS:
  Premium purchase payments
     received from contract owners    16,011               15,713          136,733           134,445          968,641      87,213
  Net transfers (including fixed
     account)                           (381)               7,377           (3,085)           33,204          143,873     235,776
  Policy maintenance charges         (15,235)             (15,126)        (104,863)         (109,429)        (302,664)    (23,732)
  Transfers for policy benefits and
     terminations                     (3,678)                (687)         (57,566)          (37,767)         (62,493)     (7,025)
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
     Net increase (decrease)
       in net assets resulting
       from capital transactions      (3,283)               7,277          (28,781)           20,453          747,357     292,232
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
     Net increase (decrease)
       in net assets                 (22,951)               8,898         (256,296)           92,005          269,218     327,034
NET ASSETS:
  Beginning of period                 76,490               67,592          531,017           439,012          327,034          --
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
  End of period                     $ 53,539             $ 76,490        $ 274,721         $ 531,017        $ 596,252     327,034
                                    ===============  =============    =============== =================   ============ ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

MFS Variable Insurance Trust ("MFS")
Putnam Variable Trust ("Putnam VT")
DWS Variable Series II ("DWS II")
DWS Variable Series I ("DWS")
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
T. Rowe Price Fixed Income Series, Inc. ("T. Rowe Price")
T. Rowe Price Equity Series, Inc. ("T. Rowe Price")
Metropolitan Series Fund, Inc. ("MSF")*
Morgan Stanley Variable Investment Series ("Morgan Stanley")
Met Investors Series Trust ("MIST")*

* See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions were available for investment as of December 31, 2008:

MFS Research Bond Division
MFS High Income Division
MFS Money Market Division
MFS Growth Division
MFS Utilities Division
MFS Investors Trust Division
MFS Total Return Division
MFS Research Division
MFS Strategic Income Division
MFS Core Equity Division
MFS New Discovery Division
MFS Investors Growth Stock Division
MFS Global Equity Division
MFS Mid Cap Growth Division
MFS Value Division
Putnam VT Money Market Division
Putnam VT New Opportunities Division
Putnam VT Growth and Income Division

Putnam VT High Yield Division
Putnam VT Diversified Income Division
Putnam VT Global Asset Allocation Division
Putnam VT Voyager Division
Putnam VT Income Division
Putnam VT Global Equity Division
Putnam VT Utilities Growth and Income Division
Putnam VT International Equity Division
Putnam VT International Growth and Income Division
Putnam VT International New Opportunities Division
Putnam VT Investors Division
Putnam VT New Value Division
Putnam VT Vista Division
DWS II Money Market Division
DWS II Balanced Division
DWS II Small Cap Growth Division
DWS International Division
DWS Capital Growth Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

DWS Bond Division
DWS Growth & Income Division
DWS Global Opportunities Division
Fidelity VIP Equity-Income Division
Fidelity VIP Growth Division
Fidelity VIP Index 500 Division
Fidelity VIP Contrafund Division
Fidelity VIP Money Market Division
Fidelity VIP Overseas Division
Fidelity VIP Real Estate Division
Fidelity VIP High Income Division
Fidelity VIP Mid Cap Division
Fidelity VIP Investment Grade Bond Division
Fidelity VIP Value Division
Fidelity VIP Asset Manager: Growth Division
Fidelity VIP Asset Manager Division
Fidelity VIP Freedom 2010 Division
Fidelity VIP Freedom 2020 Division
Fidelity VIP Freedom 2030 Division

T. Rowe Price New America Growth Division
T. Rowe Price Personal Strategy Balanced Division
T. Rowe Price Mid Cap Growth Division
T. Rowe Price Limited-Term Bond Division
T. Rowe Price Equity Income Division
MSF Russell 2000 Index Division
Morgan Stanley Money Market Division
Morgan Stanley High Yield Division
Morgan Stanley Capital Opportunities Division
Morgan Stanley Strategist Division
Morgan Stanley Income Plus Division
Morgan Stanley Dividend Growth Division
Morgan Stanley Global
Infrastructure Division
Morgan Stanley European Equity Division
Morgan Stanley Global Dividend
Growth Division
Morgan Stanley Income Builder Division
Morgan Stanley Global Advantage Division
MIST MFS Emerging Markets Equity Division

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

MFS Emerging Growth Series
Morgan Stanley Equity Portfolio
Morgan Stanley Utilities Portfolio

NEW NAME

MFS Growth Series
Morgan Stanley Capital Opportunities Portfolio
Morgan Stanley Global Infrastructure Portfolio

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Divisions'investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Divisions and credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Divisions within the Separate Account or, for certain policies, into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets and liabilities based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1   Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Effective January 1, 2008, the Separate Account adopted SFAS 157 and applied provisions of the statement prospectively to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Division invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of FIN 48 had no impact on the financial statements of each of the Divisions.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Divisions.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable
Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2008:

Mortality and Expense Risk    0.75% - 0.90%
                              ===============

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a policy year. The administrative charge ranges from $2 to $3.50 and is assessed per month per policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. For those policy owners who choose optional living benefit riders, these charges range from $.01 to $3.54 and are deducted monthly. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                     FOR THE YEAR ENDED
                                                   AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                   ----------------------- ----------------------------
                                                                                 COST OF       PROCEEDS
                                                       SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                   ---------- ------------ ------------- --------------
MFS Research Bond Division                              1,436       16,512         6,523          3,413
MFS High Income Division                               18,886      174,240        19,582          6,805
MFS Money Market Division                              63,277       63,277        37,198         34,855
MFS Growth Division                                   457,667    8,829,327     1,556,280      1,265,667
MFS Utilities Division                                  5,004      144,394        31,402          7,330
MFS Investors Trust Division                              578       10,817        18,775         49,103
MFS Total Return Division                              19,399      382,203        61,417         52,688
MFS Research Division                                  12,583      209,208        34,077         35,724
MFS Strategic Income Division                             499        5,290           843            771
MFS Core Equity Division                               20,374      302,934        18,879         75,581
MFS New Discovery Division                             12,049      172,622        57,101         75,701
MFS Investors Growth Stock Division                    15,710      153,144        22,034        162,254
MFS Global Equity Division                            428,673    5,848,299     1,576,177        746,937
MFS Mid Cap Growth Division                            34,022      223,654        42,106         14,637
MFS Value Division                                     15,399      184,867        27,498         15,961
Putnam VT Money Market Division                       580,702      580,702       446,912      2,234,036
Putnam VT New Opportunities Division                  330,435    6,113,392       993,266        854,191
Putnam VT Growth and Income Division                   18,323      395,244       138,520         60,637
Putnam VT High Yield Division                         691,386    5,024,021     1,600,161      1,226,624
Putnam VT Diversified Income Division                  19,323      162,823        26,009          9,585
Putnam VT Global Asset Allocation Division             17,035      252,236        45,636         58,115
Putnam VT Voyager Division                            172,057    4,976,262       766,231        653,465
Putnam VT Income Division                             582,877    7,162,276     1,557,510        978,582
Putnam VT Global Equity Division                       20,323      243,604        46,414         57,972
Putnam VT Utilities Growth and Income Division.         1,110       17,064         9,496         36,634
Putnam VT International Equity Division                21,514      331,732       148,076         96,718
Putnam VT International Growth and Income Division      7,810      100,714        66,840         76,609
Putnam VT International New Opportunities Division      6,437       95,762        42,983         42,453
Putnam VT Investors Division                            1,924       19,833         6,677          3,046
Putnam VT New Value Division                          361,881    4,743,522     1,672,623        392,004
Putnam VT Vista Division                                  941       13,582        10,212          4,558
DWS II Money Market Division                       19,486,306   19,486,306    11,037,536      6,568,522
DWS II Balanced Division                               23,018      510,232       119,117        115,559
DWS II Small Cap Growth Division                        6,084       81,226        15,836          8,643
DWS International Division                          1,097,865   12,246,383     3,818,753      1,312,810
DWS Capital Growth Division                            67,453    1,173,242       171,577        184,996
DWS Bond Division                                      37,410      253,136        67,306        106,785
DWS Growth & Income Division                           67,804      595,634       212,629        113,654
DWS Global Opportunities Division                      22,094      298,096        88,713         66,667
Fidelity VIP Equity-Income Division                   995,742   22,763,464     3,179,827      2,202,871
Fidelity VIP Growth Division                          499,014   16,945,508     3,315,694      2,221,008
Fidelity VIP Index 500 Division                       255,000   34,441,518     6,205,451      4,244,488
Fidelity VIP Contrafund Division                    1,480,456   38,815,949     5,469,059      3,111,688
Fidelity VIP Money Market Division                  1,718,739    1,718,739     1,717,270      1,336,190
Fidelity VIP Overseas Division                         16,909      346,211       158,758         98,809
Fidelity VIP Real Estate Division                      33,081      558,297       152,039        124,286
Fidelity VIP High Income Division                      22,694      134,555        55,866         62,584
Fidelity VIP Mid Cap Division                          62,194    1,747,954     1,157,686        137,599
Fidelity VIP Investment Grade Bond Division            87,321    1,099,263       243,062        412,013
Fidelity VIP Value Division                            14,367      175,401        70,911         57,290
Fidelity VIP Asset Manager: Growth Division            10,337      137,042        27,869          6,105
Fidelity VIP Asset Manager Division                       253        3,514         5,101          1,610
Fidelity VIP Freedom 2010 Division                     22,484      227,833       239,479         25,499
Fidelity VIP Freedom 2020 Division                     50,295      537,238       471,976         90,812
Fidelity VIP Freedom 2030 Division                     55,361      574,978       589,925        149,542

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                                                                    FOR THE YEAR ENDED
                                                  AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                  ----------------------- ----------------------------
                                                                                COST OF       PROCEEDS
                                                     SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                  --------- ------------- ------------- --------------
T. Rowe Price New America Growth Division           338,772     6,519,313     1,401,049        787,000
T. Rowe Price Personal Strategy Balanced Division 1,103,709    19,063,124     3,257,789      2,573,247
T. Rowe Price Mid Cap Growth Division                 6,319       147,456        37,046         34,289
T. Rowe Price Limited-Term Bond Division          1,429,209     7,061,459     2,721,250      2,111,656
T. Rowe Price Equity Income Division                  2,190        46,838        20,406         17,274
MSF Russell 2000 Index Division                     988,811    13,289,704     3,161,156      1,126,896
Morgan Stanley Money Market Division                648,071       648,071       523,041        672,805
Morgan Stanley High Yield Division                   89,728       103,546        20,765         28,411
Morgan Stanley Capital Opportunities Division        45,668     1,289,638       371,306        408,057
Morgan Stanley Strategist Division                   35,358       529,128       167,435        146,470
Morgan Stanley Income Plus Division                   7,261        75,077        23,809         38,783
Morgan Stanley Dividend Growth Division              79,923     1,207,499       320,658        323,934
Morgan Stanley Global Infrastructure Division         6,290       113,272        45,298         16,469
Morgan Stanley European Equity Division              45,094       945,265       303,634        124,551
Morgan Stanley Global Dividend Growth Division       41,624     1,057,872       412,560        261,156
Morgan Stanley Income Builder Division                6,726        79,544        23,142         15,850
Morgan Stanley Global Advantage Division             75,930       377,412        99,064        126,578
MIST MFS Emerging Markets Equity Division           103,696     1,074,238       900,494        100,801

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                            MFS RESEARCH BOND      MFS HIGH INCOME       MFS MONEY MARKET
                                     DIVISION             DIVISION               DIVISION
                         -------------------- -------------------- ----------------------
                             2008     2007        2008     2007        2008       2007
                         ----------- -------- ----------- -------- ----------- ----------
Units beginning of year       757      784       9,093    9,120      42,972     45,545
Units issued and
  transferred from other
  funding options             368      179         527      389      70,770     66,329
Units redeemed and
  transferred to other
  funding options            (220)    (206)       (484)    (416)    (69,604)   (68,902)
                         ----------- -------- ----------- -------- ----------- ----------
Units end of year             905      757       9,136    9,093      44,138     42,972
                         =========== ======== =========== ======== =========== ==========

                               MFS TOTAL RETURN          MFS RESEARCH    MFS STRATEGIC INCOME
                                       DIVISION              DIVISION                DIVISION
                         ---------------------- --------------------- -----------------------
                             2008       2007        2008      2007        2008        2007
                         ----------- ---------- ----------- --------- ----------- -----------
Units beginning of year    13,367     35,118      10,457    11,930         327         338
Units issued and
  transferred from other
  funding options           2,268      2,082       3,462     2,917         127         109
Units redeemed and
  transferred to other
  funding options          (2,947)   (23,833)     (3,451)   (4,390)       (140)       (120)
                         ----------- ---------- ----------- --------- ----------- -----------
Units end of year          12,688     13,367      10,468    10,457         314         327
                         =========== ========== =========== ========= =========== ===========

                               MFS GLOBAL EQUITY    MFS MID CAP GROWTH              MFS VALUE
                                        DIVISION              DIVISION               DIVISION
                         ----------------------- --------------------- ----------------------
                             2008        2007        2008      2007         2008      2007
                         ----------- ----------- ----------- --------- ------------ ---------
Units beginning of year   314,282     256,624      28,859    31,460       13,350    12,499
Units issued and
  transferred from other
  funding options         203,467     196,479       3,303     2,459        1,591     2,142
Units redeemed and
  transferred to other
  funding options        (178,460)   (138,821)     (2,593)   (5,060)      (1,353)   (1,291)
                         ----------- ----------- ----------- --------- ------------ ---------
Units end of year         339,289     314,282      29,569    28,859       13,588    13,350
                         =========== =========== =========== ========= ============ =========

                                                                                                  PUTNAM VT
                            PUTNAM VT HIGH YIELD    PUTNAM VT DIVERSIFIED INCOME    GLOBAL ASSET ALLOCATION
                                        DIVISION                        DIVISION                   DIVISION
                         ----------------------- ------------------------------- --------------------------
                             2008        2007        2008                2007         2008          2007
                         ----------- ----------- ----------- ------------------- ------------ -------------
Units beginning of year   223,664     212,281       8,168              22,177       10,012         9,474
Units issued and
  transferred from other
  funding options         130,661     109,843       1,656               1,984        1,834         1,839
Units redeemed and
  transferred to other
  funding options        (129,322)    (98,460)     (1,126)            (15,993)      (2,706)       (1,301)
                         ----------- ----------- ----------- ------------------- ------------ -------------
Units end of year         225,003     223,664       8,698               8,168        9,140        10,012
                         =========== =========== =========== =================== ============ =============

(a) For the period April 30, 2007 to December 31, 2007.

             MFS GROWTH        MFS UTILITIES    MFS INVESTORS TRUST
               DIVISION             DIVISION               DIVISION
----------------------- -------------------- ----------------------
    2008        2007        2008     2007        2008       2007
----------- ----------- ----------- -------- ----------- ----------
 424,322     411,054       2,410      424       2,285      2,750
 179,278     172,164         236    2,171       1,043        825
(160,688)   (158,896)       (172)    (185)     (2,806)    (1,290)
----------- ----------- ----------- -------- ----------- ----------
 442,912     424,322       2,474    2,410         522      2,285
=========== =========== =========== ======== =========== ==========

      MFS CORE EQUITY     MFS NEW DISCOVERY    MFS INVESTORS GROWTH STOCK
             DIVISION              DIVISION                      DIVISION
--------------------- --------------------- -----------------------------
    2008      2007        2008      2007        2008              2007
----------- --------- ----------- --------- ----------- -----------------
  19,005    24,398      13,248    16,092      30,779            31,742
   1,833     1,527       1,899     1,548       2,197             1,772
  (5,052)   (6,920)     (6,052)   (4,392)    (17,273)           (2,735)
----------- --------- ----------- --------- ----------- -----------------
  15,786    19,005       9,095    13,248      15,703            30,779
=========== ========= =========== ========= =========== =================

    PUTNAM VT MONEY MARKET    PUTNAM VT NEW OPPORTUNITIES    PUTNAM VT GROWTH AND INCOME
                  DIVISION                       DIVISION                       DIVISION
-------------------------- ------------------------------ ------------------------------
      2008         2007        2008               2007        2008               2007
------------- ------------ ----------- ------------------ ----------- ------------------
 1,658,095       93,154     249,887            252,166       6,973             24,625
   361,540    1,789,117      95,050             88,723       3,479              3,166
(1,621,263)    (224,176)    (86,951)           (91,002)     (2,617)           (20,818)
------------- ------------ ----------- ------------------ ----------- ------------------
   398,372    1,658,095     257,986            249,887       7,835              6,973
============= ============ =========== ================== =========== ==================

     PUTNAM VT VOYAGER        PUTNAM VT INCOME    PUTNAM VT GLOBAL EQUITY
              DIVISION                DIVISION                   DIVISION
---------------------- ----------------------- --------------------------
    2008       2007        2008        2007        2008           2007
----------- ---------- ----------- ----------- ----------- --------------
  95,727     99,744     313,477     312,651      10,253         17,337
  37,087     36,286     119,140     126,582       2,203          1,934
 (33,212)   (40,303)   (110,489)   (125,756)     (3,248)        (9,018)
----------- ---------- ----------- ----------- ----------- --------------
  99,602     95,727     322,128     313,477       9,208         10,253
=========== ========== =========== =========== =========== ==============

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                              PUTNAM VT               PUTNAM VT    PUTNAM VT INTERNATIONAL
                            UTILITIES GROWTH AND INCOME    INTERNATIONAL EQUITY          GROWTH AND INCOME
                                               DIVISION                DIVISION                   DIVISION
                         ------------------------------ ----------------------- --------------------------
                              2008              2007         2008       2007        2008           2007
                         ------------ ----------------- ------------ ---------- ----------- --------------
Units beginning of year      1,699             1,695       13,418     21,307       6,830          6,516
Units issued and
  transferred from other
  funding options              427               448        5,453      4,374       2,094          1,663
Units redeemed and
  transferred to other
  funding options           (1,466)             (444)      (6,611)   (12,263)     (5,066)        (1,349)
                         ------------ ----------------- ------------ ---------- ----------- --------------
Units end of year              660             1,699       12,260     13,418       3,858          6,830
                         ============ ================= ============ ========== =========== ==============

                             PUTNAM VT VISTA           DWS II MONEY MARKET       DWS II BALANCED
                                    DIVISION                      DIVISION              DIVISION
                         ------------------- ----------------------------- ---------------------
                             2008    2007           2008           2007        2008      2007
                         ----------- ------- -------------- -------------- ----------- ---------
Units beginning of year       630     586     14,370,734     10,033,314      22,008    22,496
Units issued and
  transferred from other
  funding options             931     405     50,756,175     42,437,892       5,259     5,649
Units redeemed and
  transferred to other
  funding options            (572)   (361)   (46,844,334)   (38,100,472)     (5,769)   (6,137)
                         ----------- ------- -------------- -------------- ----------- ---------
Units end of year             989     630     18,282,575     14,370,734      21,498    22,008
                         =========== ======= ============== ============== =========== =========

                                       DWS BOND    DWS GROWTH & INCOME    DWS GLOBAL OPPORTUNITIES
                                       DIVISION               DIVISION                    DIVISION
                         ---------------------- ---------------------- ---------------------------
                             2008       2007        2008       2007        2008            2007
                         ----------- ---------- ----------- ---------- ----------- ---------------
Units beginning of year    22,772     25,485      39,243     40,858      18,393          20,114
Units issued and
  transferred from other
  funding options           5,375      9,170       7,838      7,774       2,926           4,135
Units redeemed and
  transferred to other
  funding options          (9,314)   (11,883)     (9,964)    (9,389)     (4,372)         (5,856)
                         ----------- ---------- ----------- ---------- ----------- ---------------
Units end of year          18,833     22,772      37,117     39,243      16,947          18,393
                         =========== ========== =========== ========== =========== ===============

                            FIDELITY VIP CONTRAFUND    FIDELITY VIP MONEY MARKET    FIDELITY VIP OVERSEAS
                                           DIVISION                     DIVISION                 DIVISION
                         -------------------------- ---------------------------- ------------------------
                             2008           2007          2008           2007        2008         2007
                         ----------- -------------- ------------- -------------- ----------- ------------
Units beginning of year   758,153        709,114       833,821        753,654       8,322        5,338
Units issued and
  transferred from other
  funding options         309,044        279,745     2,915,621      2,289,241       7,924        5,247
Units redeemed and
  transferred to other
  funding options        (273,810)      (230,706)   (2,701,688)    (2,209,074)     (7,643)      (2,263)
                         ----------- -------------- ------------- -------------- ----------- ------------
Units end of year         793,387        758,153     1,047,754        833,821       8,603        8,322
                         =========== ============== ============= ============== =========== ============

(a) For the period April 30, 2007 to December 31, 2007.

   PUTNAM VT INTERNATIONAL
         NEW OPPORTUNITIES    PUTNAM VT INVESTORS    PUTNAM VT NEW VALUE
                  DIVISION               DIVISION               DIVISION
-------------------------- ---------------------- ----------------------
    2008           2007        2008       2007        2008       2007
----------- -------------- ----------- ---------- ----------- ----------
   6,660          6,631       1,542      1,496     182,969    144,987
   2,788          1,351       1,070        629     165,058    122,670
  (3,293)        (1,322)       (677)      (583)   (115,927)   (84,688)
----------- -------------- ----------- ---------- ----------- ----------
   6,155          6,660       1,935      1,542     232,100    182,969
=========== ============== =========== ========== =========== ==========

   DWS II SMALL CAP GROWTH       DWS INTERNATIONAL    DWS CAPITAL GROWTH
                  DIVISION                DIVISION              DIVISION
-------------------------- ----------------------- ---------------------
    2008           2007        2008        2007        2008      2007
----------- -------------- ----------- ----------- ----------- ---------
   5,522          7,069     496,013     464,456      38,428    40,724
   1,590          2,883     242,423     207,896       6,714     7,227
    (858)        (4,430)   (208,826)   (176,339)     (7,034)   (9,523)
----------- -------------- ----------- ----------- ----------- ---------
   6,254          5,522     529,610     496,013      38,108    38,428
=========== ============== =========== =========== =========== =========

   FIDELITY VIP EQUITY-INCOME     FIDELITY VIP GROWTH    FIDELITY VIP INDEX 500
                     DIVISION                DIVISION                  DIVISION
----------------------------- ----------------------- -------------------------
    2008              2007        2008        2007        2008          2007
----------- ----------------- ----------- ----------- ----------- -------------
 516,780           492,898     311,856     292,122     210,697       200,016
 226,816           191,454     181,007     151,162      94,209        80,435
(206,529)         (167,572)   (156,350)   (131,428)    (85,456)      (69,754)
----------- ----------------- ----------- ----------- ----------- -------------
 537,067           516,780     336,513     311,856     219,450       210,697
=========== ================= =========== =========== =========== =============

   FIDELITY VIP REAL ESTATE    FIDELITY VIP HIGH INCOME    FIDELITY VIP MID CAP
                   DIVISION                    DIVISION                DIVISION
--------------------------- --------------------------- -----------------------
    2008            2007        2008            2007        2008        2007
----------- --------------- ----------- --------------- ----------- -----------
  20,361          18,569       6,545          11,385      17,186       2,029
  18,333          12,758      15,020           6,354      51,623      20,337
 (17,076)        (10,966)    (15,678)        (11,194)    (26,281)     (5,180)
----------- --------------- ----------- --------------- ----------- -----------
  21,618          20,361       5,887           6,545      42,528      17,186
=========== =============== =========== =============== =========== ===========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007


                                     FIDELITY VIP                                   FIDELITY VIP
                            INVESTMENT GRADE BOND    FIDELITY VIP VALUE    ASSET MANAGER: GROWTH
                                         DIVISION              DIVISION                 DIVISION
                         ------------------------ --------------------- ------------------------
                             2008         2007        2008      2007        2008         2007
                         ----------- ------------ ----------- --------- ----------- ------------
Units beginning of year    55,226       32,062      12,640     8,996      10,365        7,627
Units issued and
  transferred from other
  funding options          42,170       43,039      11,865     7,076       5,702        2,849
Units redeemed and
  transferred to other
  funding options         (51,452)     (19,875)    (12,041)   (3,432)     (3,190)        (111)
                         ----------- ------------ ----------- --------- ----------- ------------
Units end of year          45,944       55,226      12,464    12,640      12,877       10,365
                         =========== ============ =========== ========= =========== ============

                                                               T. ROWE PRICE                 T. ROWE PRICE
                            FIDELITY VIP FREEDOM 2030     NEW AMERICA GROWTH    PERSONAL STRATEGY BALANCED
                                             DIVISION               DIVISION                      DIVISION
                         ---------------------------- ---------------------- -----------------------------
                             2008          2007 (A)       2008       2007        2008              2007
                         ----------- ---------------- ----------- ---------- ----------- -----------------
Units beginning of year    15,196               --     230,344    223,187     641,910           598,001
Units issued and
  transferred from other
  funding options         107,101           20,374     118,540    101,996     283,677           265,150
Units redeemed and
  transferred to other
  funding options         (60,699)          (5,178)   (100,909)   (94,839)   (270,602)         (221,241)
                         ----------- ---------------- ----------- ---------- ----------- -----------------
Units end of year          61,598           15,196     247,975    230,344     654,985           641,910
                         =========== ================ =========== ========== =========== =================

                             MSF RUSSELL 2000 INDEX    MORGAN STANLEY MONEY MARKET    MORGAN STANLEY HIGH YIELD
                                           DIVISION                       DIVISION                     DIVISION
                          ------------------------- ------------------------------ ----------------------------
                              2008          2007        2008               2007        2008             2007
                          ----------- ------------- ----------- ------------------ ----------- ----------------
Units beginning of period  697,910       613,985     559,559            550,034      24,336           14,632
Units purchased and
  transferred from other
  funding options          478,516       415,274     570,600            532,016       7,303           17,688
Units redeemed and
  transferred to other
  funding options         (369,804)     (331,349)   (681,063)          (522,491)     (9,628)          (7,984)
                          ----------- ------------- ----------- ------------------ ----------- ----------------
Units end of period        806,622       697,910     449,096            559,559      22,011           24,336
                          =========== ============= =========== ================== =========== ================

(a) For the period April 30, 2007 to December 31, 2007.

FIDELITY VIP ASSET MANAGER    FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020
                  DIVISION                     DIVISION                     DIVISION
-------------------------- ---------------------------- ----------------------------
    2008              2007     2008          2007 (A)       2008          2007 (A)
----------- -------------- ----------- ---------------- ----------- ----------------
      30                --    1,484               --      16,082               --
   3,415                30   39,567            2,357      86,887           19,703
  (3,131)               --  (16,996)            (873)    (47,056)          (3,621)
----------- -------------- ----------- ---------------- ----------- ----------------
     314                30   24,055            1,484      55,913           16,082
=========== ============== =========== ================ =========== ================

                                          T. ROWE PRICE
   T. ROWE PRICE MID CAP GROWTH       LIMITED-TERM BOND    T. ROWE PRICE EQUITY INCOME
                       DIVISION                DIVISION                       DIVISION
------------------------------- ----------------------- ------------------------------
    2008                2007        2008        2007        2008               2007
----------- ------------------- ----------- ----------- ----------- ------------------
   4,614               3,304     875,607     846,053       1,604              1,299
   1,209               2,037     593,553     400,845         806                745
  (1,299)               (727)   (543,269)   (371,291)       (718)              (441)
----------- ------------------- ----------- ----------- ----------- ------------------
   4,524               4,614     925,891     875,607       1,692              1,604
=========== =================== =========== =========== =========== ==================

          MORGAN STANLEY
   CAPITAL OPPORTUNITIES    MORGAN STANLEY STRATEGIST    MORGAN STANLEY INCOME PLUS
                DIVISION                     DIVISION                      DIVISION
------------------------ ---------------------------- -----------------------------
    2008         2007        2008             2007        2008              2007
----------- ------------ ----------- ---------------- ----------- -----------------
  20,909       21,979      15,465           20,794       4,775             4,510
   9,342        8,309       5,576            4,525       1,604             1,458
  (9,626)      (9,379)     (6,358)          (9,854)     (2,564)           (1,193)
----------- ------------ ----------- ---------------- ----------- -----------------
  20,625       20,909      14,683           15,465       3,815             4,775
=========== ============ =========== ================ =========== =================

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONCLUDED) FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                  MORGAN STANLEY           MORGAN STANLEY        MORGAN STANLEY
                                 DIVIDEND GROWTH    GLOBAL INFRASTRUCTURE       EUROPEAN EQUITY
                                        DIVISION                 DIVISION              DIVISION
                          ---------------------- ------------------------ ---------------------
                              2008       2007        2008         2007        2008      2007
                          ----------- ---------- ----------- ------------ ----------- ---------
Units beginning of period   40,106     48,117       2,659        2,973      19,133    20,315
Units purchased and
  transferred from other
  funding options           20,077     16,314       1,317        1,620       4,126     4,429
Units redeemed and
  transferred to other
  funding options          (19,804)   (24,325)       (951)      (1,934)     (4,145)   (5,611)
                          ----------- ---------- ----------- ------------ ----------- ---------
Units end of period         40,379     40,106       3,025        2,659      19,114    19,133
                          =========== ========== =========== ============ =========== =========

                                            MIST MFS
                             EMERGING MARKETS EQUITY
                                            DIVISION
                          --------------------------
                              2008        2007 (A)
                          ----------- --------------
Units beginning of period   25,806             --
Units purchased and
  transferred from other
  funding options          147,944         35,219
Units redeemed and
  transferred to other
  funding options          (67,508)        (9,413)
                          ----------- --------------
Units end of period        106,242         25,806
                          =========== ==============

(a) For the period April 30, 2007 to December 31, 2007

           MORGAN STANLEY       MORGAN STANLEY         MORGAN STANLEY
   GLOBAL DIVIDEND GROWTH       INCOME BUILDER       GLOBAL ADVANTAGE
                 DIVISION             DIVISION               DIVISION
------------------------- -------------------- ----------------------
    2008          2007        2008     2007        2008       2007
----------- ------------- ----------- -------- ----------- ----------
  35,416        38,097       3,340    3,036      42,324     40,603
  15,118        13,387         808    1,268      14,656     15,024
 (17,049)      (16,068)       (930)    (964)    (17,640)   (13,303)
----------- ------------- ----------- -------- ----------- ----------
  33,485        35,416       3,218    3,340      39,340     42,324
=========== ============= =========== ======== =========== ==========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2008:

                                                 AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                  -------------------------------- --------------------------------------------------
                                          UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                              LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                    UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                  ------- ------------- ---------- ------------- ---------------- -------------------
MFS Research Bond Division   2008     905         17.45     15,799          3.04             0.75            (3.11)
                             2007     757         18.01     13,635          3.26             0.75             3.45
                             2006     784         17.41     13,652          4.36             0.75             3.27
                             2005     705         16.86     11,884          5.98             0.75             0.76
                             2004   1,491         16.73     24,967          6.89             0.75             5.27
MFS High Income Division     2008   9,136         12.88    117,661          9.17             0.75           (29.04)
                             2007   9,093         18.15    165,012          6.92             0.75             1.00
                             2006   9,120         17.97    163,852          6.18             0.75             9.55
                             2005  21,202         16.40    347,719          6.79             0.75             1.39
                             2004  24,593         16.17    397,789          4.53             0.75             8.33
MFS Money Market Division    2008  44,138          1.43     63,277          1.82             0.75             0.96
                             2007  42,972          1.42     60,935          4.57             0.75             4.41
                             2006  45,545          1.36     62,104          3.90             0.75             3.85
                             2005 184,892          1.31    242,773          3.27             0.75             1.96
                             2004  72,496          1.29     93,378          0.69             0.75             0.03
MFS Growth Division          2008 442,912         16.14  7,148,757          0.22             0.75 (37.90) - (37.88)
                             2007 424,322 25.98 - 25.99 11,026,077            --             0.75    20.27 - 20.28
                             2006 411,054 21.60 - 21.61  8,881,233            --             0.75             7.09
                             2005 418,434 20.17 - 20.18  8,442,286            --             0.75             8.37
                             2004 422,975 18.61 - 18.62  7,874,422            --             0.75            12.11
MFS Utilities Division       2008   2,474         36.90     91,272          1.46             0.75           (38.13)
                             2007   2,410         59.65    143,758          0.94             0.75            26.94
                             2006     424         46.99     19,941          2.27             0.75            30.23
                             2005   2,467         36.08     89,025          0.57             0.75            15.97
                             2004   3,686         31.12    114,702          1.17             0.75            29.22
MFS Investors Trust Division 2008     522         16.23      8,464          1.13             0.75           (33.58)
                             2007   2,285         24.43     55,840          0.85             0.75             9.45
                             2006   2,750         22.32     61,378          0.48             0.75            12.15
                             2005   3,959         19.90     78,772          0.76             0.75             6.51
                             2004   9,494         18.68    177,361          0.54             0.75            10.52
MFS Total Return Division    2008  12,688         23.58    299,131          3.05             0.75           (22.73)
                             2007  13,367         30.51    407,794          2.26             0.75             3.46
                             2006  35,118         29.49  1,035,731          2.69             0.75            11.06
                             2005  52,284         26.56  1,388,445          2.63             0.75             2.05
                             2004  57,518         26.02  1,496,766          1.64             0.75            10.49
MFS Research Division        2008  10,468         15.51    162,320          0.52             0.75           (36.55)
                             2007  10,457         24.44    255,634          0.68             0.75            12.32
                             2006  11,930         21.76    259,554          0.56             0.75             9.65
                             2005  31,858         19.84    632,107          0.54             0.75             6.99
                             2004  46,328         18.54    859,127          1.09             0.75            14.98


PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                         ---------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                         --------- ------------- ---------- ------------- ---------------- -------------------
MFS Strategic Income Division       2008       314         13.86      4,349          6.23             0.75           (12.68)
                                    2007       327         15.87      5,188          4.76             0.75             2.92
                                    2006       338         15.42      5,218          5.43             0.75             5.87
                                    2005       353         14.57      5,144          2.34             0.75             1.12
                                    2004     8,018         14.40    115,498          5.35             0.75             6.93
MFS Core Equity Division            2008    15,786         13.40    211,481          0.81             0.75           (39.60)
                                    2007    19,005         22.18    421,625          0.35             0.75            10.29
                                    2006    24,398         20.11    490,637          0.44             0.75            12.95
                                    2005    27,315         17.80    486,314          0.78             0.75             0.93
                                    2004    34,404         17.64    606,922          0.39             0.75            11.62
MFS New Discovery Division          2008     9,095         10.90     99,164            --             0.75           (39.80)
                                    2007    13,248         18.11    239,885            --             0.75             1.80
                                    2006    16,092         17.79    286,348            --             0.75            12.30
                                    2005    30,987         15.85    491,014            --             0.75             4.46
                                    2004    42,142         15.17    639,282            --             0.75             5.72
MFS Investors Growth Stock Division 2008    15,703          7.10    111,541          0.58             0.75           (37.36)
                                    2007    30,779         11.34    348,942          0.32             0.75            10.53
                                    2006    31,742         10.26    325,580            --             0.75             6.77
                                    2005    59,163          9.61    568,353          0.35             0.75             3.71
                                    2004    59,656          9.26    552,611            --             0.75             8.37
MFS Global Equity Division          2008   339,289 11.81 - 11.83  4,012,383          1.03             0.75 (34.28) - (34.25)
                                    2007   314,282 17.97 - 17.99  5,654,076          1.86             0.75      8.37 - 8.38
                                    2006   256,624 16.58 - 16.60  4,259,843          0.89             0.75            23.39
                                    2005   198,184 13.44 - 13.46  2,665,693          0.35             0.75             6.87
                                    2004   128,271 12.57 - 12.59  1,614,030          0.32             0.75    15.38 - 17.39
MFS Mid Cap Growth Division         2008    29,569          3.76    111,252            --             0.75           (51.95)
                                    2007    28,859          7.83    225,846          0.17             0.75             9.05
                                    2006    31,460          7.18    225,866            --             0.75             1.78
                                    2005    61,957          7.05    437,047            --             0.75             2.34
                                    2004    70,061          6.89    482,919            --             0.75            13.71
MFS Value Division                  2008    13,588         11.06    150,298          1.28             0.75           (33.08)
                                    2007    13,350         16.53    220,705          1.00             0.75             7.13
                                    2006    12,499         15.43    192,926          1.48             0.75            19.94
                                    2005    23,515         12.87    302,626          1.75             0.75             5.86
                                    2004    25,662         12.16    311,951          1.85             0.75            14.32
Putnam VT Money Market Division     2008   398,372          1.46    580,588          2.82             0.75             1.92
                                    2007 1,658,095          1.43  2,367,847          4.23             0.75             4.38
                                    2006    93,154          1.37    127,625          4.32             0.75             3.86
                                    2005    92,734          1.32    122,293          2.66             0.75             2.04
                                    2004   100,782          1.29    130,254          0.86             0.75               --
Putnam VT New Opportunities         2008   257,986   16.81-16.90  4,358,444          0.29             0.75 (39.08) - (39.07)
  Division                          2007   249,887 27.59 - 27.74  6,929,520          0.16             0.75      5.23 - 5.24
                                    2006   252,166 26.22 - 26.36  6,644,352          0.17             0.75             8.01
                                    2005   254,135 24.27 - 24.41  6,199,629          0.34             0.75             9.50
                                    2004   242,021 22.17 - 22.29  5,391,774            --             0.75      9.74 - 9.75

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------- --------------------------------------------------
                                               UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                   LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       ------- ------------- ---------- ------------- ---------------- -------------------
Putnam VT Growth and Income       2008   7,835         26.99    211,449          2.36             0.75           (39.03)
  Division                        2007   6,973         44.26    308,603          1.97             0.75            (6.51)
                                  2006  24,625         47.34  1,165,645          1.75             0.75            15.32
                                  2005  24,045         41.05    986,941          1.72             0.75             4.71
                                  2004  22,989         39.20    901,169          1.76             0.75            10.52
Putnam VT High Yield Division     2008 225,003 15.42 - 15.64  3,470,762          9.13             0.75           (26.58)
                                  2007 223,664 21.00 - 21.30  4,697,920          7.67             0.75      2.54 - 2.55
                                  2006 212,281 20.48 - 20.77  4,351,528          7.33             0.75             9.77
                                  2005 191,920 18.65 - 18.92  3,584,291          7.60             0.75             2.69
                                  2004 158,482 18.16 - 18.42  2,882,743          7.83             0.75    10.10 - 10.16
Putnam VT Diversified Income      2008   8,698         12.71    110,526          6.19             0.75           (31.50)
  Division                        2007   8,168         18.56    151,559          6.63             0.75             3.46
                                  2006  22,177         17.94    397,907          5.29             0.75             5.81
                                  2005  19,006         16.96    322,295          7.23             0.75             2.51
                                  2004  18,202         16.54    301,136          9.12             0.75             8.74
Putnam VT Global Asset Allocation 2008   9,140         20.26    185,166          3.97             0.75           (33.66)
  Division                        2007  10,012         30.54    305,748          0.70             0.75             2.38
                                  2006   9,474         29.83    282,559          2.90             0.75            12.19
                                  2005   9,327         26.58    247,963          1.38             0.75             6.40
                                  2004   8,141         24.99    203,414          3.14             0.75             8.42
Putnam VT Voyager Division        2008  99,602 34.72 - 34.80  3,465,223          0.28             0.75           (37.35)
                                  2007  95,727 55.42 - 55.54  5,315,403          0.03             0.75      5.00 - 5.01
                                  2006  99,744 52.78 - 52.89  5,274,460          0.37             0.75             4.91
                                  2005 102,513 50.31 - 50.42  5,166,967          0.88             0.75             5.15
                                  2004  99,815 47.84 - 47.95  4,784,786          0.43             0.75      4.55 - 4.57
Putnam VT Income Division         2008 322,128 16.32 - 16.45  5,257,554          7.07             0.75 (24.35) - (24.34)
                                  2007 313,477 21.57 - 21.75  6,764,178          5.29             0.75      4.66 - 4.67
                                  2006 312,651 20.61 - 20.78  6,445,947          4.37             0.75             4.04
                                  2005 301,250 19.81 - 19.98  5,969,621          3.49             0.75             1.83
                                  2004 287,965 19.46 - 19.62  5,603,727          4.05             0.75      3.94 - 3.97
Putnam VT Global Equity Division  2008   9,208         17.21    158,518          2.77             0.75           (45.64)
                                  2007  10,253         31.67    324,779          2.55             0.75             8.53
                                  2006  17,337         29.18    505,899          0.55             0.75            22.58
                                  2005  15,806         23.80    376,255          0.98             0.75             8.28
                                  2004  14,882         21.98    327,190          2.15             0.75            13.12
Putnam VT Utilities Growth and    2008     660         24.07     15,888          2.75             0.75           (30.85)
  Income Division                 2007   1,699         34.80     59,115          1.82             0.75            19.34
                                  2006   1,695         29.16     49,420          3.33             0.75            26.36
                                  2005   1,819         23.08     41,984          2.13             0.75             8.13
                                  2004   1,689         21.34     36,044          1.81             0.75            20.98
Putnam VT International Equity    2008  12,260         15.72    192,763          2.43             0.75           (44.26)
  Division                        2007  13,418         28.21    378,519          3.24             0.75             7.80
                                  2006  21,307         26.17    557,584          0.77             0.75            27.09
                                  2005  19,661         20.59    404,836          1.66             0.75            11.61
                                  2004  19,129         18.45    352,884          1.52             0.75    15.54 - 15.60


PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ----------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        ---------- ------------- ---------- ------------- ---------------- -------------------
Putnam VT International Growth and 2008      3,858         14.58     56,230          2.21             0.75           (46.26)
  Income Division                  2007      6,830         27.12    185,211          1.95             0.75             6.48
                                   2006      6,516         25.47    165,925          1.33             0.75            26.68
                                   2005      6,155         20.10    123,735          1.00             0.75            13.48
                                   2004      6,196         17.72    109,769          1.24             0.75            20.46
Putnam VT International New        2008      6,155         12.20     75,120          1.79             0.75           (42.81)
  Opportunities Division           2007      6,660         21.34    142,089          1.03             0.75            12.67
                                   2006      6,631         18.94    125,555          1.46             0.75            25.48
                                   2005      5,883         15.09     88,773          0.85             0.75            17.76
                                   2004      5,741         12.82     73,576          1.11             0.75            12.85
Putnam VT Investors Division       2008      1,935          6.95     13,448          0.52             0.75           (39.88)
                                   2007      1,542         11.56     17,824          0.61             0.75            (5.63)
                                   2006      1,496         12.25     18,326          0.65             0.75            13.38
                                   2005      1,768         10.80     19,107          1.51             0.75             8.21
                                   2004      2,799          9.98     27,944          0.49             0.75            12.13
Putnam VT New Value Division       2008    232,100         10.48  2,431,845          2.11             0.75           (45.00)
                                   2007    182,969         19.05  3,486,344          1.23             0.75            (5.37)
                                   2006    144,987         20.13  2,918,161          1.19             0.75            15.42
                                   2005    123,546         17.44  2,154,448          0.96             0.75             5.34
                                   2004     69,407         16.55  1,148,947          0.74             0.75    14.85 - 14.90
Putnam VT Vista Division           2008        989          8.08      7,994            --             0.75           (45.81)
                                   2007        630         14.92      9,415            --             0.75             3.32
                                   2006        586         14.44      8,471            --             0.75             4.93
                                   2005        717         13.77      9,865            --             0.75            11.64
                                   2004      1,074         12.33     13,241            --             0.75            17.32
DWS II Money Market Division       2008 18,282,575          1.07 19,535,915          2.57             0.75             1.77
  (Commenced 11/1/2006)            2007 14,370,734          1.05 15,074,930          4.63             0.75             3.96
                                   2006 10,033,314          1.01 10,098,304          0.75             0.75             0.65
                                   2005         --            --         --            --               --               --
                                   2004         --            --         --            --               --               --
DWS II Balanced Division           2008     21,498         18.59    399,594          3.98             0.75           (27.87)
  (Commenced 5/1/2005)             2007     22,008         25.77    567,185          3.23             0.75             4.04
                                   2006     22,496         24.77    557,148          2.60             0.75             9.42
                                   2005     27,497         22.63    622,395            --             0.75             5.98
DWS II Small Cap Growth Division   2008      6,254          7.40     46,300            --             0.75           (49.88)
  (Commenced 5/1/2005)             2007      5,522         14.77     81,566            --             0.75             5.42
                                   2006      7,069         14.01     99,061            --             0.75             4.48
                                   2005      8,140         13.41    109,167            --             0.75            15.13
DWS International Division         2008    529,610 13.50 - 13.87  7,158,087          1.35             0.75 (48.60) - (48.59)
                                   2007    496,013 26.27 - 26.98 13,046,008          2.34             0.75    13.70 - 13.72
                                   2006    464,456 23.10 - 23.73 10,742,294          1.79             0.75            24.97
                                   2005    375,169 18.48 - 18.98  6,947,647          1.47             0.75            15.30
                                   2004    321,292 16.03 - 16.47  5,162,908          1.21             0.75            15.66

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                         ------------------------------------ --------------------------------------------------
                                                     UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                         LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS     HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                         --------- --------------- ---------- ------------- ---------------- -------------------
DWS Capital Growth Division         2008    38,108           23.98    913,990          1.06             0.75           (33.49)
                                    2007    38,428           36.06  1,385,621          0.63             0.75            11.74
                                    2006    40,724           32.27  1,313,996          0.59             0.75             7.72
                                    2005    46,648           29.95  1,397,303          0.91             0.75             8.14
                                    2004    54,580           27.70  1,511,812          0.54             0.75             7.18
DWS Bond Division                   2008    18,833           10.93    205,752          5.09             0.75           (17.42)
                                    2007    22,772           13.23    301,163          4.83             0.75             3.44
                                    2006    25,485           12.79    325,973          3.87             0.75             4.08
                                    2005    29,700           12.29    364,983          3.62             0.75             1.84
                                    2004    36,393           12.07    439,180          3.77             0.75             4.59
DWS Growth & Income Division        2008    37,117            9.35    347,157          2.04             0.75           (38.79)
                                    2007    39,243           15.28    599,479          1.24             0.75             0.66
                                    2006    40,858           15.18    620,421          0.98             0.75            12.78
                                    2005    45,846           13.46    617,286          1.16             0.75             5.27
                                    2004    53,967           12.79    690,227          0.78             0.75             9.33
DWS Global Opportunities Division   2008    16,947           10.16    172,112          0.28             0.75           (50.34)
                                    2007    18,393           20.45    376,160          1.25             0.75             8.49
                                    2006    20,114           18.85    379,084          1.09             0.75            21.17
                                    2005    25,360           15.55    394,465          0.54             0.75            17.31
                                    2004    23,555           13.26    312,337          0.25             0.75            22.43
Fidelity VIP Equity-Income Division 2008   537,067   24.30 - 31.91 13,123,886          2.61             0.75 (43.09) - (43.08)
                                    2007   516,780   42.69 - 56.06 22,206,744          1.87             0.75        .77 - .78
                                    2006   492,898   42.36 - 55.63 20,999,181          3.37             0.75            19.30
                                    2005   468,538   35.51 - 46.63 16,731,236          1.83             0.75             5.07
                                    2004   417,318   33.79 - 44.38 14,190,952          1.33             0.75     9.52 - 10.69
Fidelity VIP Growth Division        2008   336,513   34.70 - 40.19 11,741,812          0.87             0.75 (47.57) - (47.56)
                                    2007   311,856   66.18 - 76.64 20,766,796          0.80             0.75    26.01 - 26.03
                                    2006   292,122   52.52 - 60.81 15,442,567          0.37             0.75             6.05
                                    2005   276,296   49.52 - 57.34 13,775,738          0.45             0.75             5.01
                                    2004   258,666   47.16 - 54.61 12,293,338          0.25             0.75      2.60 - 2.61
Fidelity VIP Index 500 Division     2008   219,450 114.81 - 124.28 25,293,459          2.27             0.75           (37.47)
                                    2007   210,697 183.61 - 198.75 38,860,004          3.60             0.75             4.65
                                    2006   200,016 175.45 - 189.92 35,247,459          1.65             0.75            14.86
                                    2005   193,406 152.75 - 165.34 29,686,272          1.61             0.75             4.04
                                    2004   178,725 146.82 - 158.92 26,391,090          1.19             0.75      9.79 - 9.80
Fidelity VIP Contrafund Division    2008   793,387           28.72 22,784,237          1.03             0.75           (42.94)
                                    2007   758,153           50.33 38,160,171          0.99             0.75            16.69
                                    2006   709,114           43.13 30,580,690          1.31             0.75            10.88
                                    2005   665,722           38.89 25,891,786          0.27             0.75            16.06
                                    2004   557,999           33.51 18,698,409          0.31             0.75            14.61
Fidelity VIP Money Market Division  2008 1,047,754            1.64  1,718,743          2.84             0.75             2.53
                                    2007   833,821            1.60  1,337,670          4.90             0.75             3.90
                                    2006   753,654            1.54  1,157,793          4.60             0.75             4.10
                                    2005   677,194            1.48    999,269          4.02             0.75      2.26 - 2.27
                                    2004   180,557            1.44    260,727          1.31             0.75               --


PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                         -------------------------------- -------------------------------------------------
                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                           UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                         ------- ------------- ---------- ------------- ---------------- ------------------
Fidelity VIP Overseas Division      2008   8,603         23.92    205,785          2.74             0.75          (44.23)
  (Commenced 1/1/2005)              2007   8,322         42.89    356,891          3.42             0.75           16.45
                                    2006   5,338         36.83    196,597          0.59             0.75           17.20
                                    2005   2,357         31.43     74,069          0.13             0.75           18.91
Fidelity VIP Real Estate Division   2008  21,618  5.05 - 13.18    268,950          2.86             0.75          (40.31)
  (Commenced 1/1/2005)              2007  20,361  8.46 - 22.08    434,063          1.72             0.75          (18.34)
                                    2006  18,569 10.36 - 27.04    476,509          1.90             0.75    3.62 - 35.69
                                    2005  10,241         19.93    204,145          6.62             0.75           15.78
Fidelity VIP High Income Division   2008   5,887         15.27     89,869          8.63             0.75          (25.53)
                                    2007   6,545         20.50    134,222          5.24             0.75            1.99
                                    2006  11,385         20.10    228,836         16.55             0.75           10.41
                                    2005   4,163         18.20     75,783          9.32             0.75     1.79 - 1.93
                                    2004  11,979         17.86    213,931          1.72             0.75            8.32
Fidelity VIP Mid Cap Division       2008  42,528         26.95  1,146,237          0.60             0.75          (39.89)
  (Commenced 5/1/2005)              2007  17,186         44.84    770,705          1.04             0.75           14.77
                                    2006   2,029         39.07     79,280          0.18             0.75           11.86
                                    2005     288         34.93     10,057            --             0.75           20.80
Fidelity VIP Investment Grade Bond  2008  45,944         22.50  1,033,884          4.55             0.75           (3.96)
  Division                          2007  55,226         23.43  1,294,178          3.29             0.75            3.54
                                    2006  32,062         22.63    725,473          3.68             0.75            3.57
                                    2005  30,246         21.85    660,777          3.06             0.75     1.36 - 1.43
                                    2004  53,576         21.54  1,154,009          5.37             0.75            3.66
Fidelity VIP Value Division         2008  12,464          7.71     96,114          1.09             0.75          (46.93)
  (Commenced 1/1/2005)              2007  12,640         14.53    183,701          0.75             0.75            1.32
                                    2006   8,996         14.34    129,019          1.24             0.75           13.89
                                    2005   6,049         12.59     76,169          1.00             0.75            6.19
Fidelity VIP Asset Manager: Growth  2008  12,877          7.77    100,060          2.28             0.75          (36.31)
  Division (Commenced 11/10/2006)   2007  10,365         12.20    126,421          4.44             0.75           18.10
                                    2006   7,627         10.33     78,781            --             0.75            3.29
Fidelity VIP Asset Manager Division 2008     314          8.31      2,611          3.39             0.75          (29.26)
  (Commenced 11/10/2006)            2007      30         11.75        352         13.12             0.75           14.65
                                    2006      --            --         --            --               --              --
Fidelity VIP Freedom 2010 Division  2008  24,055          7.69    185,043          6.66             0.75          (25.61)
  (Commenced 4/30/2007)             2007   1,484         10.34     15,345          3.56             0.75            3.40
Fidelity VIP Freedom 2020 Division  2008  55,913          6.94    387,777          4.07             0.75          (33.12)
  (Commenced 4/30/2007)             2007  16,082         10.36    166,738          2.60             0.75            3.70
Fidelity VIP Freedom 2030 Division  2008  61,598          6.40    394,166          3.50             0.75          (38.53)
  (Commenced 4/30/2007)             2007  15,196         10.40    158,128          2.39             0.75            4.10
T. Rowe Price New America Growth    2008 247,975         17.43  4,322,731            --             0.75          (38.71)
  Division                          2007 230,344         28.44  6,551,034            --             0.75           12.95
                                    2006 223,187         25.18  5,620,706          0.05             0.75            6.53
                                    2005 221,910         23.64  5,245,977            --             0.75            3.69
                                    2004 206,552         22.80  4,708,988          0.06             0.75           10.05

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                          ------- ------------- ---------- ------------- ---------------- -------------------
T. Rowe Price Personal Strategy      2008 654,985 21.18 - 21.40 14,017,116          2.44             0.75 (30.41) - (30.40)
  Balanced Division                  2007 641,910 30.43 - 30.75 19,739,388          2.22             0.75             6.81
                                     2006 598,001 28.49 - 28.79 17,217,021          2.12             0.75            11.02
                                     2005 539,790 25.66 - 25.93 13,998,844          1.85             0.75             5.63
                                     2004 417,832 24.29 - 24.55 10,258,093          2.55             0.75            11.95
T. Rowe Price Mid Cap Growth         2008   4,524         19.40     87,774            --             0.75           (40.21)
  Division                           2007   4,614         32.45    149,745          0.24             0.75            16.64
                                     2006   3,304         27.82     91,942            --             0.75             5.84
                                     2005   4,002         26.29    105,208            --             0.75     13.88 -15.70
                                     2004   2,140         23.08     49,405            --             0.75            17.47
T. Rowe Price Limited-Term Bond      2008 925,891          7.44  6,888,945          4.01             0.75             0.82
  Division                           2007 875,607          7.38  6,463,560          4.31             0.75             4.68
                                     2006 846,053          7.05  5,964,997          3.96             0.75             3.29
                                     2005 813,106          6.83  5,549,972          3.52             0.75             0.99
                                     2004 715,519          6.76  4,835,736          3.28             0.75             0.36
T. Rowe Price Equity Income Division 2008   1,692         18.56     31,407          2.32             0.75           (36.59)
                                     2007   1,604         29.27     46,942          1.71             0.75             2.49
                                     2006   1,299         28.56     37,098          1.45             0.75            18.08
                                     2005   1,145         24.19     27,702          2.17             0.75             3.15
                                     2004     896         23.45     21,007          2.09             0.75            14.05
MSF Russell 2000 Index Division      2008 806,622         10.90  8,790,537          1.24             0.75           (34.00)
                                     2007 697,910         16.51 11,523,719          0.89             0.75            (2.24)
                                     2006 613,985         16.89 10,371,258          0.78             0.75            17.08
                                     2005 448,322         14.43  6,468,032          1.53             0.75             3.72
                                     2004 307,211         13.91  4,273,083          0.39             0.75    14.40 - 16.88
Morgan Stanley Money Market          2008 449,096          1.44    648,033          2.39             0.90             1.62
  Division                           2007 559,559          1.42    795,270          4.76             0.90             3.65
                                     2006 550,034          1.37    751,733          4.49             0.90             3.68
                                     2005 575,221          1.32    758,274          2.71             0.90             1.87
                                     2004 649,430          1.29    840,409          0.90             0.90               --
Morgan Stanley High Yield Division   2008  22,011          3.47     76,269          2.41             0.90           (24.18)
                                     2007  24,336          4.57    111,186          6.88             0.90             3.63
                                     2006  14,632          4.41     64,466          7.16             0.90             8.31
                                     2005  16,106          4.07     65,514          6.32             0.90             1.27
                                     2004  20,870          4.02     83,836          7.64             0.90             8.94
Morgan Stanley Capital Opportunities 2008  20,625         40.76    840,743          0.24             0.90           (48.17)
  Division                           2007  20,909         78.65  1,644,473          0.55             0.90            18.65
                                     2006  21,979         66.29  1,456,941            --             0.90             3.25
                                     2005  26,144         64.20  1,678,511            --             0.90            17.10
                                     2004  28,785         54.83  1,578,258          0.48             0.90            10.14
Morgan Stanley Strategist Division   2008  14,683         25.53    374,800          0.73             0.90           (25.12)
                                     2007  15,465         34.09    527,274          2.68             0.90             8.33
                                     2006  20,794         31.47    654,396          2.62             0.90            13.98
                                     2005  20,634         27.61    569,699          2.46             0.90             7.35
                                     2004  21,456         25.72    551,835          2.09             0.90             9.40

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                         AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------- -------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                            UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                          ------- ------------- ---------- ------------- ---------------- ------------------
Morgan Stanley Income Plus Division  2008   3,815         17.99     68,621          1.96             0.90          (10.11)
                                     2007   4,775         20.01     95,546          5.36             0.90            5.48
                                     2006   4,510         18.97     85,564          5.32             0.90            4.75
                                     2005   3,055         18.11     55,334          5.20             0.90            2.40
                                     2004   2,777         17.69     49,133          5.43             0.90            4.29
Morgan Stanley Dividend Growth       2008  40,379         21.34    861,559          0.47             0.90          (37.12)
  Division                           2007  40,106         33.93  1,360,749          1.25             0.90            3.60
                                     2006  48,117         32.75  1,575,800          1.38             0.90           10.10
                                     2005  55,195         29.75  1,641,810          1.30             0.90            4.66
                                     2004  56,354         28.42  1,601,600          1.65             0.90            7.49
Morgan Stanley Global Infrastructure 2008   3,025         23.50     71,072          0.55             0.90          (34.19)
  Division                           2007   2,659         35.70     94,897          1.86             0.90           20.00
                                     2006   2,973         29.75     88,453          2.06             0.90           19.24
                                     2005   3,803         24.95     94,895          2.35             0.90           13.59
                                     2004   3,499         21.97     76,861          2.74             0.90           19.60
Morgan Stanley European Equity       2008  19,114         31.42    600,646          2.63             0.90          (43.21)
  Division                           2007  19,133         55.34  1,058,875          1.62             0.90           14.55
                                     2006  20,315         48.31    981,395          1.70             0.90           19.05
                                     2005  22,218         37.43    831,742          1.19             0.90            7.72
                                     2004  21,862         34.75    759,757          1.22             0.90           11.70
Morgan Stanley Global Dividend       2008  33,485         17.55    587,698          2.93             0.90          (41.48)
  Growth Division                    2007  35,416         29.99  1,061,965          1.91             0.90            6.08
                                     2006  38,097         28.27  1,077,009          2.01             0.90           20.85
                                     2005  45,942         23.39  1,074,732          1.65             0.90            5.39
                                     2004  43,994         22.20    976,574          1.67             0.90           13.90
Morgan Stanley Income Builder        2008   3,218         16.64     53,539          0.75             0.90          (27.36)
  Division                           2007   3,340         22.90     76,490          2.83             0.90            2.88
                                     2006   3,036         22.26     67,592          2.64             0.90           13.19
                                     2005   3,280         19.67     64,527          3.92             0.90            6.00
                                     2004   1,913         18.56     35,508          4.36             0.90            9.95
Morgan Stanley Global Advantage      2008  39,340          6.98    274,721          1.18             0.90          (44.36)
  Division                           2007  42,324         12.55    531,017          0.93             0.90           16.10
                                     2006  40,603         10.81    439,012          0.81             0.90           17.49
                                     2005  44,171          9.20    406,497          0.29             0.90            5.84
                                     2004  43,094          8.70    374,697          0.52             0.90           11.54
MIST MFS Emerging Markets Equity     2008 106,242          5.61    596,252          1.32             0.75          (55.70)
  Division (Commenced 4/30/2007)     2007  25,806         12.67    327,034            --             0.75           26.70

(1) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Division invests.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

(3) These amounts represent annualized policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on the minimum and maximum returns within each product grouping of the applicable Division.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 3, 2009

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2008         2007
                                                                --------     --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $135,428 and $148,865,
     respectively)............................................  $122,229     $152,266
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,931 and $3,897, respectively)............     2,298        4,167
  Trading securities, at estimated fair value (cost: $281 and
     $456, respectively)......................................       277          457
  Mortgage and consumer loans, net............................    42,105       39,180
  Policy loans................................................     7,881        7,677
  Real estate and real estate joint ventures held-for-
     investment...............................................     6,255        5,484
  Real estate held-for-sale...................................         1           39
  Other limited partnership interests.........................     4,732        4,945
  Short-term investments......................................     7,598          603
  Other invested assets.......................................     9,916        4,375
                                                                --------     --------
     Total investments........................................   203,292      219,193
Cash and cash equivalents.....................................    10,279        1,927
Accrued investment income.....................................     2,079        2,451
Premiums and other receivables................................    28,290       24,077
Deferred policy acquisition costs and value of business
  acquired....................................................    10,871        8,628
Current income tax recoverable................................        75           --
Deferred income tax assets....................................     2,557           --
Other assets..................................................     4,517        6,361
Assets of subsidiaries held-for-sale..........................        --       22,037
Separate account assets.......................................    72,259       89,703
                                                                --------     --------
     Total assets.............................................  $334,219     $374,377
                                                                ========     ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $ 98,183     $ 93,752
  Policyholder account balances...............................    93,308       81,003
  Other policyholder funds....................................     5,483        5,535
  Policyholder dividends payable..............................     1,023          991
  Policyholder dividend obligation............................        --          789
  Short-term debt.............................................       414          357
  Long-term debt..............................................     2,722        2,687
  Current income tax payable..................................        --          359
  Deferred income tax liability...............................        --          985
  Payables for collateral under securities loaned and other
     transactions.............................................    18,649       28,952
  Other liabilities...........................................    29,433       28,005
  Liabilities of subsidiaries held-for-sale...................        --       19,958
  Separate account liabilities................................    72,259       89,703
                                                                --------     --------
     Total liabilities........................................   321,474      353,076
                                                                --------     --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  both December 31, 2008 and 2007.............................         5            5
Additional paid-in capital....................................    14,437       14,426
Retained earnings.............................................     7,298        5,529
Accumulated other comprehensive income (loss).................    (8,995)       1,341
                                                                --------     --------
     Total stockholder's equity...............................    12,745       21,301
                                                                --------     --------
     Total liabilities and stockholder's equity...............  $334,219     $374,377
                                                                ========     ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                           2008      2007      2006
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,444   $16,435   $15,936
Universal life and investment-type product policy
  fees.................................................    2,285     2,246     2,183
Net investment income..................................   11,122    12,582    11,518
Other revenues.........................................    1,882       934       833
Net investment gains (losses)..........................    3,472      (287)     (834)
                                                         -------   -------   -------
  Total revenues.......................................   37,205    31,910    29,636
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,699    18,275    17,647
Interest credited to policyholder account balances.....    3,181     3,515     2,993
Policyholder dividends.................................    1,716     1,687     1,671
Other expenses.........................................    6,582     5,127     5,096
                                                         -------   -------   -------
  Total expenses.......................................   32,178    28,604    27,407
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    5,027     3,306     2,229
Provision for income tax...............................    1,651     1,054       557
                                                         -------   -------   -------
Income from continuing operations......................    3,376     2,252     1,672
Income (loss) from discontinued operations, net of
  income tax...........................................     (289)      180       254
                                                         -------   -------   -------
Net income.............................................  $ 3,087   $ 2,432   $ 1,926
                                                         =======   =======   =======




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                         ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                                         (LOSS)
                                                                        ---------------------------------------
                                                                              NET         FOREIGN      DEFINED
                                                  ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT
                                          COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS
                                           STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT    TOTAL
                                          ------  ----------  --------  --------------  -----------  ----------  --------
Balance at January 1, 2006..............    $ 5    $ 13,808    $ 2,749      $ 1,809        $ 137       $   (41)  $ 18,467
Treasury stock transactions, net -- by
  subsidiary............................                 12                                                            12
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                489                                                           489
Excess tax benefits related to stock-
  based compensation....................                 34                                                            34
Dividends on common stock...............                          (863)                                              (863)
Comprehensive income:
  Net income............................                         1,926                                              1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (20)                                  (20)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                        (93)                                  (93)
     Foreign currency translation
       adjustments, net of income tax...                                                       7                        7
     Additional minimum pension
       liability adjustment, net of
       income tax.......................                                                                   (18)       (18)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                             (124)
                                                                                                                 --------
  Comprehensive income..................                                                                            1,802
                                                                                                                 --------
  Adoption of SFAS 158, net of income
     tax................................                                                                  (749)      (749)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2006............      5      14,343      3,812        1,696          144          (808)    19,192
Cumulative effect of changes in
  accounting principles, net of income
  tax (Note 1)..........................                          (215)                                              (215)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at January 1, 2007..............      5      14,343      3,597        1,696          144          (808)    18,977
Treasury stock transactions, net -- by
  subsidiary............................                 10                                                            10
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                  7                                                             7
Excess proceeds received on sale of
  interests in affiliate (Note 15)......                 30                                                            30
Excess tax benefits related to stock-
  based compensation....................                 36                                                            36
Dividends on common stock...............                          (500)                                              (500)
Comprehensive income:
  Net income............................                         2,432                                              2,432
  Other comprehensive income:
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (15)                                  (15)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                       (339)                                 (339)
     Foreign currency translation
       adjustments, net of income tax...                                                     139                      139
     Defined benefit plans adjustment,
       net of income tax................                                                                   524        524
                                                                                                                 --------
     Other comprehensive income.........                                                                              309
                                                                                                                 --------
  Comprehensive income..................                                                                            2,741
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2007............      5      14,426      5,529        1,342          283          (284)    21,301
Treasury stock transactions, net -- by
  subsidiary............................                (11)                                                          (11)
Capital contributions from MetLife, Inc.
  (Note 15).............................                 13                                                            13
Excess tax benefits related to stock-
  based compensation....................                  9                                                             9
Dividend of interests in subsidiary
  (Note 2)..............................                        (1,318)                                            (1,318)
Comprehensive loss:
  Net income............................                         3,087                                              3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        272                                   272
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                     (9,315)                               (9,315)
     Foreign currency translation
       adjustments, net of income tax...                                                    (140)                    (140)
     Defined benefit plans adjustment,
       net of income tax................                                                                (1,153)    (1,153)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                          (10,336)
                                                                                                                 --------
  Comprehensive loss....................                                                                           (7,249)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2008............     $5     $14,437    $ 7,298     $ (7,701)       $ 143      $ (1,437)  $ 12,745
                                            ===    ========    =======     ========        =====      ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                          2008       2007       2006
                                                        --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................  $  3,087   $  2,432   $  1,926
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses..............       258        368        308
  Amortization of premiums and accretion of discounts
     associated with investments, net.................      (660)      (592)      (467)
  (Gains) losses from sales of investments and
     businesses, net..................................    (2,868)       420        687
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership
     interests........................................       524       (433)      (376)
  Interest credited to policyholder account balances..     3,289      3,777      3,247
  Universal life and investment-type product policy
     fees.............................................    (2,285)    (2,246)    (2,183)
  Change in accrued investment income.................       316       (201)      (295)
  Change in premiums and other receivables............    (1,734)       228     (3,565)
  Change in deferred policy acquisition costs, net....      (100)      (598)      (672)
  Change in insurance-related liabilities.............     5,117      4,022      3,743
  Change in trading securities........................        74        188       (196)
  Change in income tax payable........................       630        715        144
  Change in other assets..............................     2,828       (232)       772
  Change in other liabilities.........................     1,827     (1,309)     1,109
  Other, net..........................................       161         51        (37)
                                                        --------   --------   --------
Net cash provided by operating activities.............    10,464      6,590      4,145
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities........................    68,089     73,576     73,351
     Equity securities................................     2,140      1,265        858
     Mortgage and consumer loans......................     5,238      8,085      7,632
     Real estate and real estate joint ventures.......       159        503        847
     Other limited partnership interests..............       404        764      1,253
  Purchases of:
     Fixed maturity securities........................   (56,251)   (73,375)   (90,163)
     Equity securities................................    (1,094)    (2,204)      (731)
     Mortgage and consumer loans......................    (8,819)   (11,891)   (10,535)
     Real estate and real estate joint ventures.......    (1,071)    (1,369)    (1,069)
     Other limited partnership interests..............    (1,163)    (1,459)    (1,551)
  Net change in short-term investments................    (6,967)       582       (362)
  Purchases of subsidiaries...........................        --         --       (193)
  (Payments) proceeds from sales of businesses........        (4)        25         48
  Dividend of subsidiary..............................      (270)        --         --
  Excess proceeds received on sale of interests in
     affiliate........................................        --         30         --
  Net change in other invested assets.................    (1,831)    (1,587)    (1,084)
  Net change in policy loans..........................      (193)      (149)      (176)
  Net change in property, equipment and leasehold
     improvements.....................................      (171)       (88)      (109)
  Other, net..........................................        --         22         (4)
                                                        --------   --------   --------
Net cash used in investing activities.................  $ (1,804)  $ (7,270)  $(21,988)
                                                        --------   --------   --------




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                           2008       2007       2006
                                                         --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 58,338   $ 39,125   $ 37,411
     Withdrawals.......................................   (48,818)   (34,135)   (31,366)
  Net change in short-term debt........................        57       (476)       380
  Long-term debt issued................................        27      1,705          8
  Long-term debt repaid................................       (21)      (894)      (112)
  Collateral financing arrangements issued.............        --         --        850
  Shares subject to mandatory redemption...............        --       (131)        --
  Debt issuance costs..................................        --         (8)       (13)
  Net change in payables for collateral under
     securities loaned and other transactions..........   (10,303)    (3,167)    11,110
  Capital contribution from MetLife, Inc. .............        --          7         93
  Dividends on common stock............................        --       (500)      (863)
  Other, net...........................................         8         30         13
                                                         --------   --------   --------
Net cash (used in) provided by financing activities....      (712)     1,556     17,511
                                                         --------   --------   --------
Change in cash and cash equivalents....................     7,948        876       (332)
Cash and cash equivalents, beginning of year...........     2,331      1,455      1,787
                                                         --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $ 10,279   $  2,331   $  1,455
                                                         ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................  $    404   $    164   $    129
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................  $     --   $    404   $    164
                                                         ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................  $  1,927   $  1,291   $  1,658
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................  $ 10,279   $  1,927   $  1,291
                                                         ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest..........................................  $    268   $    332   $    256
                                                         ========   ========   ========
     Income tax........................................  $    494   $  1,010   $    197
                                                         ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed.................................  $ 22,135   $     --   $     --
       Less: liabilities disposed......................   (20,689)        --         --
                                                         --------   --------   --------
       Net assets disposed.............................     1,446         --         --
       Add: cash disposed..............................       270         --         --
       Less: dividend of interests in subsidiary.......    (1,318)        --         --
                                                         --------   --------   --------
       Loss on dividend of interests in subsidiary.....  $    398   $     --   $     --
                                                         ========   ========   ========
     Fixed maturity securities received in connection
       with insurance contract commutation.............  $    115   $     --   $     --
                                                         ========   ========   ========
     Capital contribution from MetLife, Inc. ..........  $     13   $     --   $     --
                                                         ========   ========   ========
     Real estate acquired in satisfaction of debt......  $     --   $     --   $      6
                                                         ========   ========   ========
     Contribution of other intangible assets, net of
       deferred income tax.............................  $     --   $     --   $    377
                                                         ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary......................................  $     --   $     --   $     19
                                                         ========   ========   ========
     Issuance of secured demand note collateral
       agreement.......................................  $     25   $     --   $     --
                                                         ========   ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company is organized into two operating segments:
Institutional and Individual, as well as Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries as well as partnerships and joint ventures in which the Company has control. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Intercompany accounts and transactions have been eliminated.

     In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include asset-backed securitizations, trust preferred securities, joint ventures, limited partnerships and limited liability companies. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $83 million and $162 million at December 31, 2008 and 2007, respectively. There was also minority interest of $1.5 billion included in liabilities of subsidiaries held-for-sale at December 31, 2007.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2008 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii)   investment impairments;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          (iii)  the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi)   the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x)    accounting for reinsurance transactions;

          (xi)   accounting for employee benefit plans; and

          (xii)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

          Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

          Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, trading securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements, and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld at interest and joint venture investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Freestanding derivatives with positive estimated fair values are more fully described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed.

          Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for on the equity method. Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Certain mortgages have been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make an additional credit risk adjustments is performed by the Company each reporting period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.4 billion and $1.2 billion at December 31, 2008 and 2007, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $720 million and $609 million at December 31, 2008 and 2007, respectively. Related depreciation and amortization expense was $111 million, $105 million and $97 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.2 billion and $1.1 billion at December 31, 2008 and 2007, respectively. Accumulated amortization of capitalized software was $862 million and $742 million at December 31, 2008 and 2007, respectively. Related amortization expense was $117 million, $97 million and $90 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re- estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the annuities and variable & universal life reporting units within the Individual segment, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 6 for further consideration of goodwill impairment testing during 2008.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 8% and 9% of the Company's life insurance in-force, and 17% and 16% of the number of life insurance policies in-force, at December 31, 2008 and 2007, respectively. Participating policies represented approximately 32% and 33%, 36% and 36%, and 34% and 33% of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and, non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivative.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)   future reversals of existing taxable temporary differences;

          (iii)  taxable income in prior carryback years; and

          (iv)   tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions, as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the estimated fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), was offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the estimated fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs at December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     Effective January 1, 2006, MetLife, Inc. adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"). In accordance with this guidance the cost of all stock-based transactions is measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. Prior to January 1, 2006, MetLife, Inc. recognized stock-based compensation over the vesting period of the grant or award, including grants or awards to retirement-eligible employees. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period. Prior to January 1, 2006, MetLife, Inc. recognized the corresponding reduction of stock compensation in the period in which the forfeitures occurred.

     Stock-based awards granted after December 31, 2002 but prior to January 1, 2006 were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure. The fair value method prescribed by SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was recognized over the vesting period of the grant or award, including grants or awards to retirement-eligible employees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments, and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 19 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the implementation of FIN 48, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. See also Note 12.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact at January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

       (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

      (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs at the end of the year of adoption;

     (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

      (iv) measurement of benefit plan assets and obligations at the date of the statement of financial position; and

       (v) disclosure of additional information about the effects on the employer's statement of financial position.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 14.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, MetLife, Inc. adopted SFAS 123(r) including supplemental application guidance issued by the U.S. Securities and Exchange Commission in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. MetLife, Inc. had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003. MetLife, Inc. did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees had vested prior to the adoption date and the Company, in conjunction with MetLife, Inc. had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), MetLife, Inc. changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's financial position or results of operations as of the date of adoption.

     Additionally, for awards granted after adoption, MetLife, Inc. changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The adoption of FSP 13-2 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively EITF Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r), and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future interim and annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     On September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations. The disposition of RGA results in the elimination of the Company's Reinsurance segment. The Reinsurance segment was comprised of the results of RGA, which at disposition became discontinued operations of Corporate & Other, and the interest on economic capital, which has been reclassified to the continuing operations of Corporate & Other. See Note 18 for reclassifications related to discontinued operations and Note 17 for segment information.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

     On October 20, 2006, MetLife, Inc. sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with the sale and merger of CLIC with and into Metropolitan Life Insurance Company, MetLife, Inc. contributed $17 million to the Company. See Note 15.

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the VOCRA. Further information on VOCRA is described in Note 7.

     On July 1, 2005, MetLife, Inc. completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution, as described in Note 15, from MetLife, Inc. of $377 million in the form of intangible assets related to the VODA of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through MetLife, Inc.'s acquisition of Travelers and was transferred at its amortized cost basis. Further information on VODA is described in Note 7.

     See Note 18 for information on the disposition of SSRM Holdings, Inc ("SSRM").

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities, and the percentage that each sector represents by the respective total holdings at:

                                                      DECEMBER 31, 2008
                                      -------------------------------------------------
                                       COST OR    GROSS UNREALIZED
                                      AMORTIZED   ----------------    ESTIMATED    % OF
                                         COST      GAIN      LOSS    FAIR VALUE   TOTAL
                                      ---------   ------   -------   ----------   -----
                                                        (IN MILLIONS)
U.S. corporate securities...........   $ 49,334   $  770   $ 6,352    $ 43,752     35.8%
Residential mortgage-backed
  securities........................     25,659      539     3,145      23,053     18.9
Foreign corporate securities........     23,898      435     4,109      20,224     16.5
U.S. Treasury/agency securities.....     12,884    3,052        --      15,936     13.0
Commercial mortgage-backed
  securities........................     11,502       11     2,436       9,077      7.4
Asset-backed securities.............      8,490       14     2,193       6,311      5.2
Foreign government securities.......      2,436      464       125       2,775      2.3
State and political subdivision
  securities........................      1,225       31       155       1,101      0.9
Other fixed maturity securities.....         --       --        --          --       --
                                       --------   ------   -------    --------    -----
  Total fixed maturity securities
     (1), (2).......................   $135,428   $5,316   $18,515    $122,229    100.0%
                                       ========   ======   =======    ========    =====
Common stock........................   $  1,358   $   29   $    96    $  1,291     56.2%
Non-redeemable preferred stock (1)..      1,573        1       567       1,007     43.8
                                       --------   ------   -------    --------    -----
  Total equity securities...........   $  2,931   $   30   $   663    $  2,298    100.0%
                                       ========   ======   =======    ========    =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 50,087   $1,488   $1,195    $ 50,380     33.1%
Residential mortgage-backed
  securities.........................     35,773      444      237      35,980     23.6
Foreign corporate securities.........     24,663    1,414      454      25,623     16.8
U.S. Treasury/agency securities......     14,271    1,296        1      15,566     10.2
Commercial mortgage-backed
  securities.........................     12,481      204      100      12,585      8.3
Asset-backed securities..............      7,034       32      309       6,757      4.5
Foreign government securities........      3,855      850       18       4,687      3.1
State and political subdivision
  securities.........................        467       13        9         471      0.3
Other fixed maturity securities......        234       12       29         217      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities
     (1), (2)........................   $148,865   $5,753   $2,352    $152,266    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,988   $  540   $   93    $  2,435     58.4%
Non-redeemable preferred stock (1)...      1,909       33      210       1,732     41.6
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  3,897   $  573   $  303    $  4,167    100.0%
                                        ========   ======   ======    ========    =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $885 million and $1,412 million, respectively. In addition, the Company held $122 million and $320 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, also included in non-redeemable preferred stock. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $1,426 million and $2,769 million, respectively. In addition, the Company held $7 million and $20 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, included in fixed maturity securities.

   (2) At December 31, 2008 and 2007 the Company also held $1,495 million and $2,557 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $7.3 billion and $7.8 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that totaled $8.4 billion and $11.6 billion at December 31, 2008 and 2007, respectively. These securities had net unrealized gains (losses) of ($3,275) million and $94 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $59 million and $12 million at December 31, 2008 and 2007, respectively. Net unrealized gains (losses) associated with non-income producing fixed maturity securities were ($17) million and $11 million at December 31, 2008 and 2007, respectively.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $2,438 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $1,463 million, $515 million, $426 million and $34 million are included within U.S. corporate securities, asset-backed securities, state and political subdivision securities, and residential mortgage-backed securities, respectively, and 11% and 74% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately, 68% of the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $15.9 billion and $15.6 billion, respectively. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (35.8%), residential mortgage-backed securities (18.9%), and foreign corporate securities (16.5%); and at December 31, 2007, were U.S. corporate fixed maturity securities (33.1%), residential mortgage-backed securities (23.6%), and foreign corporate securities (16.8%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $64.0 billion and $76.0 billion, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $992 million and $830 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $6.2 billion and $5.5 billion, respectively, the total of these ten issuers being less than 3% of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................    $20,224     31.6%    $25,623     33.7%
Industrial..................................     10,240     16.0      11,782     15.5
Finance.....................................      9,660     15.1      13,034     17.2
Consumer....................................      9,120     14.3      10,779     14.2
Utility.....................................      8,798     13.8       9,123     12.0
Communications..............................      3,810      5.9       5,121      6.7
Other.......................................      2,124      3.3         541      0.7
                                                -------    -----     -------    -----
  Total.....................................    $63,976    100.0%    $76,003    100.0%
                                                =======    =====     =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors, and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Collateralized mortgage obligations.......    $17,343     75.2%    $24,187     67.2%
  Pass-through securities...................      5,710     24.8      11,793     32.8
                                                -------    -----     -------    -----
Total residential mortgage-backed
  securities................................    $23,053    100.0%    $35,980    100.0%
                                                =======    =====     =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 66%, 24%, and 10% of the total holdings, respectively. At December 31, 2008 and 2007, $21.3 billion and $35.8 billion, respectively, or 93% and 99% respectively of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure was $2.3 billion and $4.2 billion, respectively, with an unrealized loss of $1,315 million and $91 million, respectively. At December 31, 2008 and 2007, $1.5 billion and $4.2 billion, respectively, or 64% and 100%, respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008 the Company's Alt-A holdings are distributed as follows: 24% 2007 vintage year, 26% 2006 vintage year; and 50% in the 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of the Company's Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $9.1 billion and $12.6 billion, respectively, at estimated fair value. At December 31, 2008 and 2007, $8.5 billion and $11.1 billion, respectively, of the estimated fair value, or 94% and 88%, respectively, of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows: 94% Aaa, 4% Aa, 1% A, and 1% Baa. At December 31, 2008, 83% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was $46 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $6.3 billion and $6.8 billion, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $4.8 billion and $3.8 billion, respectively, or 76% and 56%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, residential mortgage-backed securities backed by sub-prime mortgage loans, automobile receivables and student loan receivables of 47%, 12%, 11% and 10% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $0.7 billion and $1.2 billion, respectively, and unrealized losses of $457 million and $119 million, respectively. At December 31, 2008, 49% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, of which 21% and 34% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity in its equity securities holdings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $  3,491    $  3,500     $  2,629    $  2,726
Due after one year through five years...     21,495      19,741       26,725      27,473
Due after five years through ten years..     27,411      24,402       24,349      24,739
Due after ten years.....................     37,380      36,145       39,874      42,006
                                           --------    --------     --------    --------
  Subtotal..............................     89,777      83,788       93,577      96,944
Mortgage-backed and asset-backed
  securities............................     45,651      38,441       55,288      55,322
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $135,428    $122,229     $148,865    $152,266
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     2008       2007      2006
                                                   --------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities........................  $(13,199)  $ 3,885   $ 4,685
Equity securities................................      (633)      251       483
Derivatives......................................        14      (358)     (238)
Minority interest................................        --      (150)     (159)
Other............................................        56       (22)       --
                                                   --------   -------   -------
  Subtotal.......................................   (13,762)    3,606     4,771
                                                   --------   -------   -------
Amounts allocated from:
  Insurance liability loss recognition...........        (1)     (366)     (806)
  DAC and VOBA...................................     2,000      (420)     (239)
  Policyholder dividend obligation...............        --      (789)   (1,062)
                                                   --------   -------   -------
     Subtotal....................................     1,999    (1,575)   (2,107)
                                                   --------   -------   -------
Deferred income tax..............................     4,062      (689)     (968)
                                                   --------   -------   -------
  Subtotal.......................................     6,061    (2,264)   (3,075)
                                                   --------   -------   -------
Net unrealized investment gains (losses).........  $ (7,701)  $ 1,342   $ 1,696
                                                   ========   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                YEARS ENDED DECEMBER 31,
                                             ------------------------------
                                               2008       2007       2006
                                             --------   --------   --------
                                                      (IN MILLIONS)
Balance, at January 1,.....................  $  1,342    $ 1,696    $1,809
Unrealized investment gains (losses) during
  the year.................................   (17,455)    (1,165)     (966)
Unrealized investment losses of subsidiary
  at the date of dividend of interests.....        87         --        --
Unrealized investment gains (losses)
  relating to:
  Insurance liability gain (loss)
     recognition...........................       365        440       453
  DAC and VOBA.............................     2,438       (181)      (91)
  DAC and VOBA of subsidiary at date of
     dividend of interests.................       (18)        --        --
  Policyholder dividend obligation.........       789        273       430
  Deferred income tax......................     4,797        279        61
  Deferred income tax of subsidiary at date
     of dividend of interests..............       (46)        --        --
                                             --- ----    -------    ------
Balance, at December 31,...................  $ (7,701)   $ 1,342    $1,696
                                             === ====    =======    ======
Change in net unrealized investment gains
  (losses).................................  $ (9,043)   $  (354)   $ (113)
                                             === ====    =======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                     DECEMBER 31, 2008
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $20,927        $2,988        $11,002        $3,364        $31,929       $ 6,352
Residential mortgage-backed
  securities.....................      6,833         1,958          2,561         1,187          9,394         3,145
Foreign corporate securities.....     10,899         2,370          4,421         1,739         15,320         4,109
U.S. Treasury/agency securities..         34            --             --            --             34            --
Commercial mortgage-backed
  securities.....................      6,828         1,250          2,112         1,186          8,940         2,436
Asset-backed securities..........      3,708           717          2,418         1,476          6,126         2,193
Foreign government securities....        555            86            128            39            683           125
State and political subdivision
  securities.....................        586           117            106            38            692           155
Other fixed maturity securities..         --            --             --            --             --            --
                                     -------        ------        -------        ------        -------       -------
  Total fixed maturity
     securities..................    $50,370        $9,486        $22,748        $9,029        $73,118       $18,515
                                     =======        ======        =======        ======        =======       =======
Equity securities................    $   505        $  199        $   694        $  464        $ 1,199       $   663
                                     =======        ======        =======        ======        =======       =======
Total number of securities in an
  unrealized loss position.......      4,556                        2,038
                                     =======                      =======




                                                                     DECEMBER 31, 2007
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $16,906        $  834        $ 5,621         $361         $22,527        $1,195
Residential mortgage-backed
  securities.....................      9,116           174          3,730           63          12,846           237
Foreign corporate securities.....      6,594           286          3,119          168           9,713           454
U.S. Treasury/agency securities..        124             1            279           --             403             1
Commercial mortgage-backed
  securities.....................      1,613            54          2,200           46           3,813           100
Asset-backed securities..........      4,584           242            740           67           5,324           309
Foreign government securities....        357            13            136            5             493            18
State and political subdivision
  securities.....................        128             6             66            3             194             9
Other fixed maturity securities..         74            29             --           --              74            29
                                     -------        ------        -------         ----         -------        ------
  Total fixed maturity
     securities..................    $39,496        $1,639        $15,891         $713         $55,387        $2,352
                                     =======        ======        =======         ====         =======        ======
Equity securities................    $ 1,778        $  264        $   281         $ 39         $ 2,059        $  303
                                     =======        ======        =======         ====         =======        ======
Total number of securities in an
  unrealized loss position.......      2,767                        2,468
                                     =======                      =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                               COST OR                GROSS               NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS         SECURITIES
                                         -------------------   -------------------   ------------------
                                         LESS THAN    20% OR   LESS THAN    20% OR   LESS THAN   20% OR
                                            20%        MORE       20%        MORE       20%       MORE
                                         ---------   -------   ---------   -------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..................    $22,435    $31,160     $1,677    $11,043     1,894      1,902
Six months or greater but less than
  nine months.........................      9,681      1,325        941        676       656         97
Nine months or greater but less than
  twelve months.......................     10,482      2,119      1,185      1,165       507        122
Twelve months or greater..............     14,076        355      1,598        230       915         37
                                          -------    -------     ------    -------
  Total...............................    $56,674    $34,959     $5,401    $13,114
                                          =======    =======     ======    =======
EQUITY SECURITIES:
Less than six months..................    $   329    $   757     $   49    $   336       229        410
Six months or greater but less than
  nine months.........................         15        301          2        146         5         22
Nine months or greater but less than
  twelve months.......................          2        340         --        125         1         14
Twelve months or greater..............        118         --          5         --        11         --
                                          -------    -------     ------    -------
  Total...............................    $   464    $ 1,398     $   56    $   607
                                          =======    =======     ======    =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                                COST OR               GROSS              NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS        SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................    $26,208     $819      $  760     $232      1,865        80
Six months or greater but less than
  nine months..........................      8,522        6         397        1        573         3
Nine months or greater but less than
  twelve months........................      5,925       --         344       --        432        --
Twelve months or greater...............     16,249       10         614        4      1,236         6
                                           -------     ----      ------     ----
  Total................................    $56,904     $835      $2,115     $237
                                           =======     ====      ======     ====
EQUITY SECURITIES:
Less than six months...................    $ 1,121     $296      $   96     $ 97        963       394
Six months or greater but less than
  nine months..........................        324       --          37       --        144        --
Nine months or greater but less than
  twelve months........................        353       --          44       --         58         1
Twelve months or greater...............        268       --          29       --         74        --
                                           -------     ----      ------     ----
  Total................................    $ 2,066     $296      $  206     $ 97
                                           =======     ====      ======     ====



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $5.4 billion and $2.1 billion, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 10% and 4%, respectively, of the cost or amortized cost of such securities. At December 31, 2008 and 2007, $56 million and $206 million, respectively, of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 12% and 10%, respectively, of the cost of such securities.

     At December 31, 2008, $13.1 billion and $607 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 38% and 43% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $13.1 billion and $607 million, $11.0 billion and $336 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months. At December 31, 2007, $237 million and $97 million of unrealized losses related to fixed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 28% and 33% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $237 million and $97 million, $232 million and $97 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months.

     The Company held 440 fixed maturity securities and 28 equity securities, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These 440 fixed maturity securities represented 46% or $8.6 billion in the aggregate, of the gross unrealized loss on fixed maturity securities. These 28 equity securities represented 73% or $484 million in the aggregate, of the gross unrealized loss on equity securities. The Company held 13 fixed maturity securities and three equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These 13 fixed maturity securities represented 8% or $180 million in the aggregate, of the gross unrealized loss on fixed maturity securities. These three equity securities represented 15% or $44 million in the aggregate, of the gross unrealized loss on equity securities. The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million increased $8.8 billion during the year ended December 31, 2008. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration of, and severity of, an unrealized loss position, such as unrealized losses of 20% or more for equity securities, which was $607 million and $97 million at December 31, 2008 and 2007, respectively, is given greater weight and consideration, than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     Equity securities with an unrealized loss of 20% or more for six months or greater was $271 million at December 31, 2008, of which $269 million of the unrealized losses, or 99%, are for investment grade non-redeemable preferred securities. Of the $269 million of unrealized losses for investment grade non-redeemable preferred securities, $264 million of the unrealized losses, or 98%, was comprised of unrealized losses on investment grade financial services industry non-redeemable preferred securities, of which 86% are rated A or higher.

     Equity securities with an unrealized loss of 20% or more for less than six months was $336 million at December 31, 2008 of which $278 million of the unrealized losses, or 83%, are for non-redeemable preferred securities, of which $274 million, of the unrealized losses, or 99% are for investment grade non-redeemable preferred securities. All of the $274 million of unrealized losses for investment grade non-redeemable preferred securities are for financial services industry non-redeemable preferred securities, of which 87% are rated A or higher.

     There were no equity securities with an unrealized loss of 20% or more for twelve months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loss. With respect to common stock holdings, the Company considered the duration and severity of the securities in an unrealized loss position of 20% or more; and the duration of securities in an unrealized loss position of 20% or less with in an extended unrealized loss position (i.e., 12 months or more).

     At December 31, 2008, there are $607 million of equity securities with an unrealized loss of 20% or more, of which $547 million of the unrealized losses, or 90%, were for non-redeemable preferred securities. Through December 31, 2008, $543 million of the unrealized losses of 20% or more, or 99%, of the non-redeemable preferred securities were investment grade securities, of which, $538 million of the unrealized losses of 20% or more, or 99%, are investment grade financial services industry non-redeemable preferred securities; and all non-redeemable preferred securities with unrealized losses of 20% or more, regardless of rating, have not deferred any dividend payments.

     Also, the Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming quarters.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $19.2 billion and $2.7 billion, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
SECTOR:
  U.S. corporate securities..................................    33%      45%
  Foreign corporate securities...............................    21       17
  Residential mortgage-backed securities.....................    16        9
  Commercial mortgage-backed securities......................    13        4
  Asset-backed securities....................................    11       12
  Other......................................................     6       13
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===
INDUSTRY:
  Mortgage-backed............................................    29%      13%
  Finance....................................................    24       34
  Consumer...................................................    12        3
  Asset-backed...............................................    11       12
  Utility....................................................    10        9
  Communication..............................................     5        1
  Industrial.................................................     4       20
  Other......................................................     5        8
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities.........................  $(1,062)   $(284)    $(575)
Equity securities.................................      (90)     133        67
Mortgage and consumer loans.......................      (88)       4       (16)
Real estate and real estate joint ventures........      (18)      45        38
Other limited partnership interests...............     (131)      35         2
Freestanding derivatives..........................    3,257     (526)     (470)
Embedded derivatives..............................    1,744       15         5
Other.............................................     (140)     291       115
                                                    -------    -----     -----
  Net investment gains (losses)...................  $ 3,472    $(287)    $(834)
                                                    =======    =====     =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in other in the table above. See also Note 8 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                              FIXED MATURITY SECURITIES      EQUITY SECURITIES                TOTAL
                             -------------------------- -------------------------- --------------------------
                               2008     2007     2006     2008     2007     2006     2008     2007     2006
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                               (IN MILLIONS)
Proceeds....................  $42,785  $52,377  $55,090  $1,888    $760     $565    $44,673  $53,137  $55,655
                             ======== ======== ======== ======== ======== ======== ======== ======== ========
Gross investment gains......      631      343      250     412     176      107      1,043      519      357
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Gross investment losses.....     (911)    (589)    (812)   (218)    (27)     (18)    (1,129)    (616)    (830)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Writedowns..................
     Credit-related.........     (668)     (38)     (13)    (38)     --       --       (706)     (38)     (13)
     Other than credit-
       related (1)..........     (114)      --       --    (246)    (16)     (22)      (360)     (16)     (22)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
     Total writedowns.......     (782)     (38)     (13)   (284)    (16)     (22)    (1,066)     (54)     (35)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
  Net investment gains
     (losses)...............  $(1,062) $  (284) $  (575) $  (90)   $133     $ 67    $(1,152) $  (151) $  (508)
                             ======== ======== ======== ======== ======== ======== ======== ======== ========



--------

   (1) Other-than credit-related writedowns include items such as equity securities where the primary reason for the writedown was the severity and/or the duration of an unrealized loss position and fixed maturity securities where an interest-rate related writedown was taken.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1,066 million, $54 million and $35 million for the years ended December 31, 2008, 2007 and 2006, respectively. The substantial increase in 2008 over 2007 was driven by writedowns totaling

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$579 million of financial services industry securities holdings, comprised of $361 million of fixed maturity securities and $218 million of equity securities.

     Overall, of the $782 million of fixed maturity security writedowns in 2008, $361 million were on financial services industry services holdings; $180 million were on communication and consumer industries holdings; $61 million on asset-backed (substantially all are backed by or exposed to sub-prime mortgage loans); and $180 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline.

     Included within the $284 million of writedowns on equity securities in 2008 are $218 million related to the financial services industry holdings, (of which, $38 million related to the financial services industry non-redeemable preferred securities) and $66 million across several industries including consumer, communications, industrial and utility.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Fixed maturity securities........................  $ 8,830   $ 9,671   $ 9,115
Equity securities................................      174       169        42
Trading securities...............................      (21)        6        32
Mortgage and consumer loans......................    2,387     2,376     2,272
Policy loans.....................................      475       460       441
Real estate and real estate joint ventures.......      508       813       741
Other limited partnership interests..............      (92)    1,141       705
Cash, cash equivalents and short-term
  investments....................................      134       144       196
Joint venture investments........................       (1)       (6)       (8)
Other............................................      202       182       202
                                                   -------   -------   -------
  Total investment income........................   12,596    14,956    13,738
Less: Investment expenses........................    1,474     2,374     2,220
                                                   -------   -------   -------
  Net investment income..........................  $11,122   $12,582   $11,518
                                                   =======   =======   =======



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $92 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets. Net investment income from trading securities includes interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on trading securities and the short sale agreements liabilities. In 2008, unrealized losses recognized on trading securities, due to the volatility in the equity and credit markets, were in excess of interest and dividends earned.

     For the years ended December 31, 2008, 2007 and 2006, affiliated net investment income included in the table above, was $29 million, $21 million and $20 million, respectively, related to fixed maturity securities; and less than $1 million, $12 million and less than $1 million, respectively, related to equity securities. For the years ended

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2008 and 2007, there was no affiliated investment income related to mortgage loans. For the year ended December 31, 2006, affiliated investment income related to mortgage loans was $112 million, which included the prepayment fees discussed below. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

     For the years ended December 31, 2008, 2007 and 2006, affiliated administrative service charges were $67 million, $66 million and $52 million, respectively, which reduced investment expense in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income related to mortgage loans included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities with a cost or amortized cost of $13.4 billion and $26.9 billion and an estimated fair value of $14.7 billion and $27.9 billion were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $15.1 billion and $28.7 billion at December 31, 2008 and 2007, respectively. Of this $15.1 billion of cash collateral at December 31, 2008, $3.5 billion was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral, and $9.4 billion and $2.2 billion, respectively, were due within 30 days and 60 days. Of the $3.4 billion of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $3.0 billion were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage-backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $13.1 billion at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

     Security collateral of $95 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008 may not be sold or repledged and is not reflected in the consolidated financial statements. There was no security collateral on deposit from counterparties in connection with the securities lending transactions at December 31, 2007.

  ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $1.2 billion and $1.7 billion at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity and equity securities. The Company also held in trust cash and securities, primarily fixed maturity and equity securities with an estimated fair value of $45 million and $74 million at December 31, 2008 and 2007, respectively, to satisfy collateral requirements.

     The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY") of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively. The Company has also pledged certain agricultural real estate mortgage loans in connection with funding agreements with the Federal Agricultural Mortgage Corporation with a carrying value of $2.9 billion at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


both December 31, 2008 and 2007. The nature of these Federal Home Loan Bank and Federal Agricultural Mortgage Corporation arrangements are described in Note 7.

     Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4. Certain of the Company's trading securities are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income.

     At December 31, 2008 and 2007, trading securities at estimated fair value were $277 million and $457 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $57 million and $107 million, respectively. The Company had pledged $346 million and $407 million of its assets, at estimated fair value, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio at December 31, 2008 and 2007, respectively.

     Interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities included within net investment income totaled ($21) million, $6 million and $32 million for the years ended December 31, 2008, 2007 and 2006, respectively. Included within unrealized gains (losses) on such trading securities and short sale agreement liabilities are changes in estimated fair value of ($17) million, ($4) million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2008                2007
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)
Commercial mortgage loans...................  $31,492     74.3%   $30,313     77.0%
Agricultural mortgage loans.................   10,826     25.7      8,985     22.8
Consumer loans..............................       12       --         63      0.2
                                              -------    -----    -------    -----
  Total.....................................   42,330    100.0%    39,361    100.0%
                                                         =====               =====
Less: Valuation allowances..................      244                 181
                                              -------             -------
  Total mortgage and consumer loans held-
     for-investment.........................   42,086              39,180
Mortgage loans held-for-sale................       19                  --
                                              -------             -------
  Mortgage and consumer loans, net..........  $42,105             $39,180
                                              =======             =======



     At December 31, 2008, mortgage loans held-for-sale include $19 million of commercial and agricultural mortgage loans held-for-sale which are carried at the lower of amortized cost or estimated fair value. At December 31, 2007, there were no mortgage loans held-for-sale.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2008, 20%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. As shown in the table above, commercial mortgage loans at December 31, 2008 and 2007 were $31,492 million and $30,313 million, respectively, or 74% and 77%, respectively, of total mortgage and consumer loans prior to valuation allowances. Net of valuation allowances commercial mortgage loans were $31,308 million and $30,158 million, respectively, at December 31, 2008 and 2007 and their diversity across geographic regions and property types is shown below at:

                                                 DECEMBER 31,       DECEMBER 31,
                                                     2008               2007
                                               ----------------   ----------------
                                               CARRYING    % OF   CARRYING    % OF
                                                 VALUE    TOTAL     VALUE    TOTAL
                                               --------   -----   --------   -----
                                                          (IN MILLIONS)
REGION
Pacific......................................   $ 7,586    24.3%   $ 7,334    24.3%
South Atlantic...............................     6,984    22.3      6,586    21.8
Middle Atlantic..............................     5,173    16.5      4,336    14.4
International................................     3,247    10.4      3,495    11.6
West South Central...........................     2,739     8.7      2,578     8.5
East North Central...........................     2,381     7.6      2,640     8.8
New England..................................     1,095     3.5      1,022     3.4
Mountain.....................................       920     2.9        873     2.9
West North Central...........................       664     2.1        893     3.0
East South Central...........................       313     1.0        315     1.0
Other........................................       206     0.7         86     0.3
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====
PROPERTY TYPE
Office.......................................   $13,532    43.2%   $13,612    45.1%
Retail.......................................     7,011    22.4      6,537    21.7
Apartments...................................     3,305    10.6      3,476    11.5
Hotel........................................     2,530     8.1      2,614     8.7
Industrial...................................     2,644     8.4      2,354     7.8
Other........................................     2,286     7.3      1,565     5.2
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $372 million and $373 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding loan valuation allowances for mortgage and consumer loans held-for-investment is as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2008   2007   2006
                                                        -----   ----   ----
                                                           (IN MILLIONS)
Balance at January 1,.................................  $ 181   $160   $149
Additions.............................................    174     70     28
Deductions............................................   (111)   (49)   (17)
                                                        -----   ----   ----
Balance at December 31,...............................  $ 244   $181   $160
                                                        =====   ====   ====



     A portion of the Company's mortgage and consumer loans held-for-investment was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             -------------
                                                             2008     2007
                                                             ----     ----
                                                             (IN MILLIONS)
Impaired loans with valuation allowances...................  $232     $552
Impaired loans without valuation allowances................    15        8
                                                             ----     ----
  Subtotal.................................................   247      560
Less: Valuation allowances on impaired loans...............    45       67
                                                             ----     ----
  Impaired loans...........................................  $202     $493
                                                             ====     ====



     The average investment in impaired loans was $315 million, $399 million and $145 million for the years ended December 31, 2008, 2007 and 2006, respectively. Interest income on impaired loans was $10 million, $35 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The investment in restructured loans was $1 million and $2 million at December 31, 2008 and 2007, respectively. Interest income recognized on restructured loans was $1 million or less for each of the years ended December 31, 2008, 2007 and 2006. Gross interest income that would have been recorded in accordance with the original terms of such loans also amounted to $1 million or less for each of the years ended December 31, 2008, 2007 and 2006.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $2 million and $1 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $10 million and $18 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $23 million and $6 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Real estate..............................................  $ 4,650   $ 4,384
Accumulated depreciation.................................   (1,354)   (1,195)
                                                           -------   -------
Net real estate..........................................    3,296     3,189
Real estate joint ventures...............................    2,959     2,295
                                                           -------   -------
  Real estate and real estate joint ventures.............    6,255     5,484
Real estate held-for sale................................        1        39
                                                           -------   -------
  Total real estate holdings.............................  $ 6,256   $ 5,523
                                                           =======   =======



     Related depreciation expense on real estate was $120 million, $112 million and $107 million for the years ended December 31, 2008, 2007 and 2006, respectively. These amounts include less than $1 million, $2 million and $4 million of depreciation expense related to discontinued operations for the years ended December 31, 2008, 2007 and 2006, respectively.

     There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2008 and 2007. Impairment losses recognized on real estate held-for-sale were $8 million for the year ended December 31, 2006. The carrying value of non-income producing real estate was $27 million and $8 million at December 31, 2008 and 2007, respectively. The Company did not own real estate acquired in satisfaction of debt at December 31, 2008 and 2007.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2008, 20%, 14%, 11% and 10% were located in California, Florida, New York and Texas, respectively. Property type diversification is shown in the table below.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................  $2,602      42%    $2,627      48%
Apartments....................................   1,495      24      1,058      19
Real estate investment funds..................     936      15        835      15
Industrial....................................     483       8        443       8
Retail........................................     453       7        423       8
Hotel.........................................     170       3         59       1
Land..........................................      62       1         47       1
Agriculture...................................       9      --          9      --
Other.........................................      46      --         22      --
                                                ------     ---     ------     ---
  Total real estate holdings..................  $6,256     100%    $5,523     100%
                                                ======     ===     ======     ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.7 billion and $4.9 billion at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 are $943 million and $1,189 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007 and 2006, net investment income
(loss) from other limited partnership interests was ($92) million, $1,141 million and $705 million and included ($218) million, $71 million and $67 million, respectively of hedge funds. Net investment income (loss) from other limited partnership interests, including hedge funds, decreased by $1,233 million for the year ended 2008, due to volatility in the equity and credit markets.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Freestanding derivatives with positive fair
  values......................................   $6,646     67.0%   $1,875     42.9%
Leveraged leases, net of non-recourse debt....    1,704     17.2     1,637     37.4
Loans to affiliates...........................      795      8.0       612     14.0
Tax credit partnerships.......................      476      4.8        --       --
Funds withheld................................       44      0.5        57      1.3
Joint venture investment......................       31      0.3         6      0.1
Other.........................................      220      2.2       188      4.3
                                                 ------    -----    ------    -----
Total.........................................   $9,916    100.0%   $4,375    100.0%
                                                 ======    =====    ======    =====



     See Note 4 regarding freestanding derivatives with positive estimated fair values. Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. The estimated fair values are determined by discounting expected future cash flows using capital market interest rates currently available for instruments with similar terms issued to companies of comparable credit quality of the respective affiliates. The joint venture investment is accounted for on the equity method and represents the Company's investment in an insurance underwriting joint venture in China. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2008      2007
                                                           ------   -------
                                                             (IN MILLIONS)
Rental receivables, net..................................  $1,478   $ 1,483
Estimated residual values................................   1,217     1,185
                                                           ------   -------
  Subtotal...............................................   2,695     2,668
Unearned income..........................................    (991)   (1,031)
                                                           ------   -------
  Investment in leveraged leases.........................  $1,704   $ 1,637
                                                           ======   =======



     The Company's deferred income tax liability related to leveraged leases was $962 million and $798 million at December 31, 2008 and 2007, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

     The components of net income from investment in leveraged leases are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Income from investment in leveraged leases (included
  in net investment income)...........................  $ 95      $ 48      $ 55
Less: Income tax expense on leveraged leases..........   (33)      (17)      (18)
                                                        ----      ----      ----
Net income from investment in leveraged leases........  $ 62      $ 31      $ 37
                                                        ====      ====      ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company.


                                                    DECEMBER 31, 2008
                                                  ---------------------
                                                                TOTAL
                                                    TOTAL      LIABILI-
                                                    ASSETS       TIES
                                                  ---------   ---------
                                                      (IN MILLIONS)
Real estate joint ventures (1)..................   $     26    $     15
Other limited partnership interests (2).........         20           3
Other invested assets (3).......................         10           3
                                                  ---------   ---------
Total...........................................        $56         $21
                                                  =========   =========



--------

   (1) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets consist of $20 million of real estate and real estate joint ventures held-for-investment, $5 million of cash and cash equivalents and $1 million of other assets. The liabilities of $15 million are included within other liabilities.

   (2) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities. Upon consolidation, the assets and liabilities are reflected at the VIE's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       carrying amounts. The assets of $20 million are included within other limited partnership interests while the liabilities of $3 million are included within other liabilities.

   (3) Other invested assets include tax-credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets of $10 million are included within other invested assets. The liabilities consist of $2 million of long-term debt and $1 million of other liabilities.

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                             DECEMBER 31, 2008
                                                         ------------------------
                                                                        MAXIMUM
                                                          CARRYING      EXPOSURE
                                                         AMOUNT (1)   TO LOSS (2)
                                                         ----------   -----------
                                                               (IN MILLIONS)
Fixed maturity securities available-for-sale:(3)
  Foreign corporate securities.........................    $  362        $  362
  U.S. Treasury/agency securities......................       251           251
Other limited partnership interests....................     2,538         2,965
Other invested assets..................................       310           108
                                                           ------        ------
Total..................................................    $3,461        $3,686
                                                           ======        ======



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at fair value within fixed maturity securities available-for-sale.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $229 million and $162 million, respectively, of total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $4 million, $12 million and $10 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by Metropolitan Life Insurance Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


held by the MIIP was $29 million and $101 million at December 31, 2008 and 2007, respectively. Net investment income allocated to affiliates from the MIIP was $3 million, $7 million, and $8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................  $230      $142      $ 97
Amortized cost of assets transferred to affiliates...  $220      $145      $ 99
Net investment gains (losses) recognized on
  transfers..........................................  $ 10      $ (3)     $ (2)
Estimated fair value of assets transferred from
  affiliates.........................................  $ 57      $778      $307


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                            CURRENT MARKET                    CURRENT MARKET
                                             OR FAIR VALUE                     OR FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Interest rate swaps.........  $ 20,043   $3,188      $1,090     $ 48,445   $  415      $  614
Interest rate floors........    32,855    1,082          --       32,855      420          --
Interest rate caps..........    21,130       10          --       34,784       44          --
Financial futures...........     3,630        2          58        6,131       35          34
Foreign currency swaps......    14,180    1,245       1,066       16,022      639       1,603
Foreign currency forwards...     1,467       47          21        1,799       41          11
Options.....................     2,365      939          35        1,423      123          --
Financial forwards..........     2,087       --          90        4,769       63           1
Credit default swaps........     4,466      133          60        5,529       52          29
Synthetic GICs..............     4,260       --          --        3,670       --          --
Other.......................       250       --         101          250       43          --
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                        REMAINING LIFE
                               ----------------------------------------------------------------
                                                                 AFTER
                                             AFTER ONE YEAR   FIVE YEARS
                               ONE YEAR OR       THROUGH        THROUGH      AFTER
                                   LESS        FIVE YEARS      TEN YEARS   TEN YEARS     TOTAL
                               -----------   --------------   ----------   ---------   --------
                                                         (IN MILLIONS)
Interest rate swaps..........    $   774         $ 8,444        $ 6,950      $3,875    $ 20,043
Interest rate floors.........     12,743             325         19,787          --      32,855
Interest rate caps...........        580          20,550             --          --      21,130
Financial futures............      3,630              --             --          --       3,630
Foreign currency swaps.......      2,130           5,438          5,204       1,408      14,180
Foreign currency forwards....      1,467              --             --          --       1,467
Options......................         --             324          1,967          74       2,365
Financial forwards...........         --              --             --       2,087       2,087
Credit default swaps.........        143           2,791          1,532          --       4,466
Synthetic GICs...............      4,260              --             --          --       4,260
Other........................         --              --            250          --         250
                                 -------         -------        -------      ------    --------
  Total......................    $25,727         $37,872        $35,690      $7,444    $106,733
                                 =======         =======        =======      ======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company commenced the use of inflation swaps during the second quarter of 2008. Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities, as well as to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                              FAIR VALUE                        FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Fair value..................  $  9,357   $1,737      $  539     $  9,301   $  630      $   94
Cash flow...................     2,541      365         137        3,084       23         311
Foreign operations..........       164        1           1          488       --         111
Non-qualifying..............    94,671    4,543       1,844      142,804    1,222       1,776
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======



     The following table presents the settlement payments recorded in income for the:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Qualifying hedges:
  Net investment income...............................  $ 21      $ 24      $ 48
  Interest credited to policyholder account balances..    99       (28)      (26)
Non-qualifying hedges:
  Net investment income...............................    (1)       (5)       --
  Net investment gains (losses).......................   (38)      196       225
                                                        ----      ----      ----
     Total............................................  $ 81      $187      $247
                                                        ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Changes in the fair value of derivatives............  $ 336     $ 319     $ 278
Changes in the fair value of the items hedged.......   (337)     (308)     (278)
                                                      -----     -----     -----
Net ineffectiveness of fair value hedging
  activities........................................  $  (1)    $  11     $  --
                                                      =====     =====     =====



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2008, 2007, and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment losses for the years ended December 31, 2008, 2007 and 2006 related to such discontinued cash flow hedges were $12 million, $3 million and $3 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,................................................  $(262)    $(238)    $(207)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of cash
  flow hedges.......................................    483      (185)      (30)
Amounts reclassified to net investment gains
  (losses)..........................................    (93)      150       (15)
Amounts reclassified to net investment income.......      9        12        15
Amortization of transition adjustment...............     --        (1)       (1)
                                                      -----     -----     -----
Other comprehensive income (loss) balance at
  December 31,......................................  $ 137     $(262)    $(238)
                                                      =====     =====     =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008, $36 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2009.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2008, 2007 and 2006.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2008, 2007 and 2006 include gains (losses) of $157 million, ($144) million and ($7) million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2008 and 2007, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income (loss) related to these hedges was $78 million and $235 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income
(loss) are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vi) financial forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) synthetic guaranteed interest contracts; (viii) credit default swaps and total rate of return swaps to synthetically create investments; (ix) basis swaps to better match the cash flows of assets and related liabilities; (x) credit default swaps held in relation to trading portfolios; (xi) swaptions to hedge interest rate risk; and (xii) inflation swaps to reduce risk generated from inflation-indexed liabilities.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2008       2007      2006
                                                     ------     -----     -----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives......................................  $3,470     $(738)    $(702)
Net investment income (loss) (1)...................      54        20        --
                                                     ------     -----     -----
  Total............................................  $3,524     $(718)    $(702)
                                                     ======     =====     =====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures that do not qualify for hedge accounting and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; affiliated ceded reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; funds withheld on ceded reinsurance; and guaranteed interest contracts with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders................  $   797     $ 34
  Call options in equity securities......................      (72)     (15)
                                                           -------   -------
     Net embedded derivatives within asset host
       contracts.........................................  $   725     $ 19
                                                           =======   =======
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders...............  $   298     $  9
  Funds withheld on ceded reinsurance....................   (1,203)      --
  Other..................................................      (83)      52
                                                           -------   -------
     Net embedded derivatives within liability host
       contracts.........................................  $  (988)    $ 61
                                                           =======   =======



     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                    2008        2007        2006
                                                  -------     -------     -------
                                                           (IN MILLIONS)
Net investment gains (losses) (1)...............  $ 1,744       $ 15        $ 5


--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $442 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 19 for a description of the impact of credit risk on the valuation of derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $3,564 million and $233 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with a fair market value of $824 million and $98 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2008, none of the collateral had been sold or repledged.

     At December 31, 2008 and 2007, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million and $162 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. In addition, the Company has exchange-traded futures, which require the pledging of collateral. At December 31, 2008 and 2007, the Company pledged securities collateral for exchange-traded futures of $0 and $33 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2008 and 2007, the Company provided cash collateral for exchange-traded futures of $77 million and $0, respectively, which is included in premiums and other receivables.

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amount of potential future recoveries available to offset the $1,558 million from the table below was $8 million at December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                         DECEMBER 31, 2008
                                         -------------------------------------------------
                                                          MAXIMUM AMOUNT OF     WEIGHTED
                                          FAIR VALUE OF    FUTURE PAYMENTS       AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED  CREDIT DEFAULT      UNDER CREDIT       YEARS TO
CREDIT OBLIGATIONS (1)                        SWAPS       DEFAULT SWAPS (2)   MATURITY (3)
---------------------------------------  --------------   -----------------   ------------
                                                           (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate).......................       $  1              $  116             5.0
  Credit default swaps referencing
     indices...........................        (30)              1,112             4.1
                                              ----              ------
     Subtotal..........................        (29)              1,228             4.2
                                              ----              ------
Baa
  Single name credit default swaps
     (corporate).......................          1                 100             2.3
  Credit default swaps referencing
     indices...........................         (5)                215             4.1
                                              ----              ------
     Subtotal..........................         (4)                315             3.5
                                              ----              ------
Ba
  Single name credit default swaps
     (corporate).......................         --                   5             5.0
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                   5             5.0
                                              ----              ------
B
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         (2)                 10             5.0
                                              ----              ------
     Subtotal..........................         (2)                 10             5.0
                                              ----              ------
Caa and lower
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
In or near default
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
                                              $(35)             $1,558             4.1
                                              ====              ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                      DAC      VOBA     TOTAL
                                                    -------   ------   -------
                                                           (IN MILLIONS)
Balance at January 1, 2006........................  $ 8,403    $ 220   $ 8,623
  Capitalizations.................................      936       --       936
                                                    -------   ------   -------
     Subtotal.....................................    9,339      220     9,559
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (138)      (2)     (140)
     Other expenses...............................      757      (34)      723
                                                    -------   ------   -------
       Total amortization.........................      619      (36)      583
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      105      (14)       91
  Less: Other.....................................       17      (23)       (6)
                                                    -------   ------   -------
Balance at December 31, 2006......................    8,598      293     8,891
  Effect of SOP 05-1 adoption.....................     (195)    (123)     (318)
  Capitalizations.................................      886       --       886
                                                    -------   ------   -------
     Subtotal.....................................    9,289      170     9,459
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (114)      (1)     (115)
     Other expenses...............................      735       23       758
                                                    -------   ------   -------
       Total amortization.........................      621       22       643
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      110       71       181
  Less: Other.....................................        7       --         7
                                                    -------   ------   -------
Balance at December 31, 2007......................    8,551       77     8,628
  Capitalizations.................................      901       --       901
                                                    -------   ------   -------
       Subtotal...................................    9,452       77     9,529
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................      157       (4)      153
     Other expenses...............................      909       19       928
                                                    -------   ------   -------
       Total amortization.........................    1,066       15     1,081
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......   (2,274)    (146)   (2,420)
  Less: Other.....................................       (2)      (1)       (3)
                                                    -------   ------   -------
Balance at December 31, 2008......................  $10,662    $ 209   $10,871
                                                    =======   ======   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $19 million in 2009, $11 million in 2010, $11 million in 2011, $10 million in 2012, and $10 million in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

     Information regarding DAC and VOBA by segment and reporting unit is as follows:

                                        DAC                  VOBA                 TOTAL
                                 ----------------   ---------------------   ----------------
                                                         DECEMBER 31,
                                 -----------------------------------------------------------
                                   2008     2007       2008        2007       2008     2007
                                 -------   ------   ---------   ---------   -------   ------
                                                        (IN MILLIONS)
Institutional:
  Group life...................  $    68   $   74   $       8   $       8   $    76   $   82
  Retirement & savings.........       31       32          --          --        31       32
  Non-medical health & other...      898      793          --          --       898      793
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................      997      899           8           8     1,005      907
                                 -------   ------   ---------   ---------   -------   ------
Individual:
  Traditional life.............    5,380    3,789         102         (11)    5,482    3,778
  Variable & universal life....    2,095    2,131          65          49     2,160    2,180
  Annuities....................    2,188    1,730          31          27     2,219    1,757
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................    9,663    7,650         198          65     9,861    7,715
                                 -------   ------   ---------   ---------   -------   ------
Corporate & Other..............        2        2           3           4         5        6
                                 -------   ------   ---------   ---------   -------   ------
Total..........................  $10,662   $8,551        $209        $ 77   $10,871   $8,628
                                 =======   ======   =========   =========   =======   ======



6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                             --------------
                                                             2008      2007
                                                             ----      ----
                                                              (IN MILLIONS)
Balance at beginning of the period.........................  $108      $106
Acquisitions...............................................     3         2
                                                             ----      ----
Balance at the end of the period...........................  $111      $108
                                                             ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding goodwill by segment and reporting unit is as follows:

                                                                DECEMBER 31,
                                                              ---------------
                                                              2008       2007
                                                              ----       ----
                                                               (IN MILLIONS)
Institutional:
  Group life................................................  $  3       $  3
  Retirement & savings......................................     2          2
  Non-medical health & other................................    65         62
                                                              ----       ----
     Subtotal...............................................    70         67
                                                              ----       ----
Individual:
  Traditional life..........................................    24         24
  Variable & universal life.................................     3          3
  Annuities.................................................    10         10
                                                              ----       ----
     Subtotal...............................................    37         37
                                                              ----       ----
Corporate & Other...........................................     4          4
                                                              ----       ----
Total.......................................................  $111       $108
                                                              ====       ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2008 based upon data as of June 30, 2008. Such tests indicated that goodwill was not impaired as of September 30, 2008. Current economic conditions, the sustained low level of equity markets and lower operating earnings projections, particularly for the Individual segment, required management of the Company to consider the impact of these events on the recoverability of its assets, in particular its goodwill. Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed management concluded no impairment of goodwill had occurred for any of the Company's reporting units at December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                                             OTHER
                                  FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                     BENEFITS        ACCOUNT BALANCES        FUNDS
                                -----------------   -----------------   ---------------
                                                      DECEMBER 31,
                                -------------------------------------------------------
                                  2008      2007      2008      2007     2008     2007
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Institutional
  Group life..................  $ 3,345   $ 3,326   $12,975   $13,207   $2,527   $2,359
  Retirement & savings........   28,485    26,119    49,276    38,749       59      213
  Non-medical health & other..   11,436    10,430       501       501      595      595
Individual
  Traditional life............   52,011    51,457        --        --    1,381    1,431
  Variable & universal life...      293       229     6,260     6,121      780      791
  Annuities...................    2,041     1,817    21,761    20,056       17       14
  Other.......................        1        --     2,482     2,368       --        1
Corporate & Other (1).........      571       374        53         1      124      131
                                -------   -------   -------   -------   ------   ------
  Total.......................  $98,183   $93,752   $93,308   $81,003   $5,483   $5,535
                                =======   =======   =======   =======   ======   ======



--------

   (1) Corporate & Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $395 million and $406 million at December 31, 2008 and 2007, respectively. Affiliated policyholder account balances, included in the table above, were $606 million and $613 million at December 31, 2008 and 2007, respectively. Affiliated other policyholder funds, included in the table above, were ($205) million and ($251) million at December 31, 2008 and 2007, respectively.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $431       $439       $ --
Acquisitions.........................................     9         --        441
Amortization.........................................   (13)        (8)        (2)
                                                       ----       ----       ----
Balance at December 31,..............................  $427       $431       $439
                                                       ====       ====       ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $15 million in 2009, $19 million in 2010, $22 million in 2011, $25 million in 2012 and $27 million in 2013. See Note 2 for a description of acquisitions and dispositions.

     The value of the identifiable intangibles included in the table above reflects the estimated fair value of the Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortization period of the intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $132       $121       $ 95
Capitalization.......................................    40         29         31
Amortization.........................................   (28)       (18)        (5)
                                                       ----       ----       ----
Balance at December 31,..............................  $144       $132       $121
                                                       ====       ====       ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $48.2 billion and $71.4 billion at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $24.1 billion and $18.3 billion at December 31, 2008 and 2007, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rate credited on these contracts was 4.40% and 4.73% at December 31, 2008 and 2007, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.3 billion and $1.2 billion for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Fixed maturity securities...................................   $ 5       $ 6
Equity securities...........................................   $16       $35
Cash and cash equivalents...................................  $ --       $ 1


     For the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2008, 2007 and 2006, the Company issued

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$5.7 billion, $4.6 billion and $5.2 billion, respectively, and repaid $7.6 billion, $3.7 billion and $1.5 billion, respectively, of GICs under this program. At December 31, 2008 and 2007, GICs outstanding, which are included in policyholder account balances, were $17.3 billion and $19.1 billion, respectively. During the years ended December 31, 2008, 2007 and 2006, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $840 million, $917 million and $672 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $830 million and $339 million of common stock of the FHLB of NY at December 31, 2008 and 2007, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including residential mortgage-backed securities to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $15.2 billion and $4.6 billion at December 31, 2008 and 2007, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively.

     Metropolitan Life Insurance Company has issued funding agreements to certain trusts that have issued securities guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such trusts was $2.5 billion at both December 31, 2008 and 2007, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2008 and 2007.

     Approximately $3.0 billion of the obligations outstanding at MLIC at December 31, 2008 are subject to a temporary contingent increase in MLIC's borrowing capacity which is scheduled to expire at December 31, 2009. The Company does not expect to have any difficulties in meeting the contingencies associated with the increased capacity.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Balance at January 1,.............................  $ 5,174   $ 4,500   $ 4,191
  Less: Reinsurance recoverables..................     (265)     (268)     (295)
                                                    -------   -------   -------
Net balance at January 1,.........................    4,909     4,232     3,896
                                                    -------   -------   -------
Incurred related to:
  Current year....................................    4,063     3,743     2,997
  Prior years.....................................      (86)     (104)      (28)
                                                    -------   -------   -------
                                                      3,977     3,639     2,969
                                                    -------   -------   -------
Paid related to:
  Current year....................................   (2,481)   (2,077)   (1,814)
  Prior years.....................................   (1,002)     (885)     (819)
                                                    -------   -------   -------
                                                     (3,483)   (2,962)   (2,633)
                                                    -------   -------   -------
Net balance at December 31,.......................    5,403     4,909     4,232
  Add: Reinsurance recoverables...................      266       265       268
                                                    -------   -------   -------
Balance at December 31,...........................  $ 5,669   $ 5,174   $ 4,500
                                                    =======   =======   =======



     During 2008, 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $86 million, $104 million and $28 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                 DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2008                             2007
                                       ------------------------------   ------------------------------
                                           IN THE             AT            IN THE             AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
  Separate account value.............     $   3,177             N/A        $   3,937             N/A
  Net amount at risk (2).............     $     706 (3)         N/A        $       7 (3)         N/A
  Average attained age of
     contractholders.................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Separate account value.............     $  28,448       $   5,693        $  36,404       $   6,524
  Net amount at risk (2).............     $   6,081 (3)   $   2,399 (4)    $     399 (3)   $      86 (4)
  Average attained age of
     contractholders.................      62 years        58 years         62 years        57 years
TWO TIER ANNUITIES
  General account value..............           N/A       $     283              N/A       $     286
  Net amount at risk (2).............           N/A       $      50 (5)          N/A       $      51 (5)
  Average attained age of
     contractholders.................           N/A        60 years              N/A        60 years



                                                                DECEMBER 31,
                                             -------------------------------------------------
                                                       2008                      2007
                                             -----------------------   -----------------------
                                              SECONDARY     PAID-UP     SECONDARY     PAID-UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account).................................   $   4,908    $   1,349    $   6,550    $   1,403
Net amount at risk (2).....................   $ 102,690 (3)$  12,485 (3)$ 103,219 (3)$  13,482 (3)
Average attained age of policyholders......    49 years     55 years     47 years     54 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                UNIVERSAL AND VARIABLE
                                       ANNUITY CONTRACTS            LIFE CONTRACTS
                                  --------------------------   -----------------------
                                  GUARANTEED     GUARANTEED                    PAID
                                     DEATH     ANNUITIZATION    SECONDARY       UP
                                   BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                  ----------   -------------   ----------   ----------   -----
                                                          (IN MILLIONS)
Balance at January 1, 2006......      $ 8           $ 7            $ 8          $10       $ 33
Incurred guaranteed benefits....        1            --              1           (1)         1
Paid guaranteed benefits........       (3)           --             --           --         (3)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2006....        6             7              9            9         31
Incurred guaranteed benefits....        4             8              4            3         19
Paid guaranteed benefits........       (2)           --             --           --         (2)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2007....        8            15             13           12         48
Incurred guaranteed benefits....       27            48             14            1         90
Paid guaranteed benefits........       (6)           --             --           --         (6)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2008....      $29           $63            $27          $13       $132
                                      ===           ===            ===          ===       ====



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $66 million, $24 million and $21 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $12,973   $23,494
  Balanced..............................................    5,342     5,312
  Bond..................................................    2,837     3,430
  Money Market..........................................      419       350
  Specialty.............................................      219       402
                                                          -------   -------
     Total..............................................  $21,790   $32,988
                                                          =======   =======



8.  REINSURANCE

     The Company's Individual segment life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for certain individual life insurance policies. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company's Individual segment also reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Individual segment also reinsures 100% of the living and death benefit riders issued associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit riders associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Institutional segment generally retains most of its risks and does not significantly utilize reinsurance. The Company may, on certain client arrangements, cede particular risks to reinsurers.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
PREMIUMS:
  Direct premiums................................  $19,246   $17,411   $16,958
  Reinsurance assumed............................    1,334       951       694
  Reinsurance ceded..............................   (2,136)   (1,927)   (1,716)
                                                   -------   -------   -------
     Net premiums................................  $18,444   $16,435   $15,936
                                                   =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type
     product policy fees.........................  $ 2,741   $ 2,589   $ 2,460
  Reinsurance assumed............................        7         2         1
  Reinsurance ceded..............................     (463)     (345)     (278)
                                                   -------   -------   -------
     Net universal life and investment-type
       product policy fees.......................  $ 2,285   $ 2,246   $ 2,183
                                                   =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims........  $21,863   $19,454   $18,795
  Reinsurance assumed............................    1,018       530       645
  Reinsurance ceded..............................   (2,182)   (1,709)   (1,793)
                                                   -------   -------   -------
     Net policyholder benefits and claims........  $20,699   $18,275   $17,647
                                                   =======   =======   =======



     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables......................  $ 2,817   $ 1,808
Deposit recoverables....................................    2,069     2,516
Claim recoverables......................................      201       197
All other recoverables..................................      290        27
                                                          -------   -------
  Total.................................................  $ 5,377   $ 4,548
                                                          =======   =======
AFFILIATED RECOVERABLES:
Closed block recoverables...............................  $15,862   $16,011
Future policy benefit recoverables......................    2,847     1,866
Claim recoverables......................................      156         6
All other recoverables..................................      478        51
                                                          -------   -------
  Total.................................................  $19,343   $17,934
                                                          =======   =======



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     Included in the unaffiliated reinsurance recoverables are $1.2 billion at both December 31, 2008 and 2007, related to reinsurance of long-term GICs, structured settlement lump sum contracts and $0.6 billion and $1.1 billion at December 31, 2008 and 2007, respectively, related to the reinsurance of investment-type contracts held by small market defined benefit contribution plans.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $1,811 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $353 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $284 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances except for $1,198 million of reserves and $8 million of other receivables are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $3,699 million, or 69%, of its total unaffiliated reinsurance recoverable balance of $5,377 million at December 31, 2008. Of these reinsurance recoverable balances, $1,736 million were secured by funds held in trust as collateral, $226 million were secured through irrevocable letters of credit issued by various financial institutions and $212 million of reinsurance recoverable balances were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $1,509 million and $323 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $21.0 billion and $20.1 billion at December 31, 2008 and 2007, respectively.

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, and MTL, all of which are related parties. The table below includes amounts related to transactions between these related parties and RGA through September 12, 2008, the date of the Company's dividend of interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table reflects related party reinsurance information:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Assumed premiums.....................................  $ 28      $ 52      $ 42
Assumed fees, included in universal life and
  investment-type product policy fees................  $  7      $  2      $  1
Interest earned on assumed reinsurance, included in
  other revenues.....................................  $ (5)     $ (4)     $ (3)
Assumed benefits, included in policyholder benefits
  and claims.........................................  $ 99      $ 54      $ 86
Assumed benefits, included in interest credited on
  policyholder account balances......................  $ 22      $ 18      $ 11
Assumed acquisition costs, included in other
  expenses...........................................  $128      $144      $322
Ceded premiums.......................................  $ 46      $113      $116
Ceded fees, included in universal life and
  investment-type product policy fees................  $178      $112      $ 64
Income from deposit contracts, included in other
  revenues (1).......................................  $923      $ --      $ --
Ceded benefits, included in policyholder benefits and
  claims.............................................  $133      $ 80      $ 69
Ceded benefits, included in interest credited to
  policyholder account balances......................  $ 70      $ 65      $ 49
Ceded benefits, included in policyholder dividends...  $ 20      $ 29      $ 27
Interest costs on ceded reinsurance, included in
  other expenses (1).................................  $831      $  5      $ (2)


--------

   (1) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $835 million of interest earned on the deposit included within premiums and other receivables, as well as certain administrative fees, at December 31, 2008. The Company also recognized $911 million of interest expense associated with the funds withheld included in other expenses for the year ended December 31, 2008.

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit riders written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The embedded derivatives ceded are included within premiums and other receivables and were assets of $797 million and $34 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $763 million, $42 million and ($18) million, respectively, in changes in estimated fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $1,203 million at December 31, 2008. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was $1,203 million for the year ended December 31, 2008.

     On December 1, 2006, TLIC, an affiliate of the Company, recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. On January 5, 2007, the Company transferred cash in the amount of $989 million, which represented $984 million for the fair value of the returned future policy benefits plus $5 million in interest. For the year ended December 31, 2006, as a result of this transaction, the Company recognized an expense of $184 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

9.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, has resulted in a reduction of the policyholder dividend obligation to zero during the year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2008. The reduction of the policyholder dividend obligation to zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, has resulted in reduction to both actual and expected cumulative earnings of the closed block. This change in the timing of the expected cumulative earnings of the closed block combined with a policyholder dividend obligation of zero has resulted in a reduction in the DAC associated with closed block, which resides outside of the closed block, and a corresponding decrease in the Company's net income of $127 million, net of income tax, for the year ended December 31, 2008. Amortization of the closed block DAC will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future reductions to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results. See also Note 5 for further information regarding DAC.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits..................................  $43,520   $43,362
Other policyholder funds................................      315       323
Policyholder dividends payable..........................      711       709
Policyholder dividend obligation........................       --       789
Payables for collateral under securities loaned and
  other transactions....................................    2,852     5,610
Other liabilities.......................................      254       290
                                                          -------   -------
  Total closed block liabilities........................   47,652    51,083
                                                          -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $27,947 and
     $29,631, respectively).............................   26,205    30,481
  Equity securities available-for-sale, at estimated
     fair value (cost: $280 and $1,555, respectively)...      210     1,875
  Mortgage loans on real estate.........................    7,243     7,472
  Policy loans..........................................    4,426     4,290
  Real estate and real estate joint ventures held-for-
     investment.........................................      381       297
  Short-term investments................................       52        14
  Other invested assets.................................      952       829
                                                          -------   -------
     Total investments..................................   39,469    45,258
Cash and cash equivalents...............................      262       333
Accrued investment income...............................      484       485
Deferred income tax assets..............................    1,632       640
Premiums and other receivables..........................       98       151
                                                          -------   -------
     Total assets designated to the closed block........   41,945    46,867
                                                          -------   -------
Excess of closed block liabilities over assets
  designated to the closed block........................    5,707     4,216
                                                          -------   -------
Amounts included in accumulated other comprehensive
  income (loss):
  Unrealized investment gains (losses), net of income
     tax of ($633) and $424, respectively...............   (1,174)      751
  Unrealized gains (losses) on derivative instruments,
     net of income tax of ($8) and ($19), respectively..      (15)      (33)
  Allocated $284, net of income tax, to policyholder
     dividend obligation at December 31, 2007...........       --      (505)
                                                          -------   -------
Total amounts included in accumulated other
  comprehensive income (loss)...........................   (1,189)      213
                                                          -------   -------
Maximum future earnings to be recognized from closed
  block assets and liabilities..........................  $ 4,518   $ 4,429
                                                          =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008       2007        2006
                                                      -----      ------      ------
                                                              (IN MILLIONS)
Balance at January 1,...............................  $ 789      $1,063      $1,607
Impact on revenues, net of expenses and income tax..     --          --        (114)
Change in unrealized investment and derivative gains
  (losses)..........................................   (789)       (274)       (430)
                                                      -----      ------      ------
Balance at December 31,.............................  $  --      $  789      $1,063
                                                      =====      ======      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                        ------------------------------
                                                         2008        2007        2006
                                                        ------      ------      ------
                                                                 (IN MILLIONS)
REVENUES
  Premiums............................................  $2,787      $2,870      $2,959
  Net investment income and other revenues............   2,248       2,350       2,355
  Net investment gains (losses).......................     (84)         28        (130)
                                                        ------      ------      ------
     Total revenues...................................   4,951       5,248       5,184
                                                        ------      ------      ------
EXPENSES
  Policyholder benefits and claims....................   3,393       3,457       3,474
  Policyholder dividends..............................   1,498       1,492       1,479
  Change in policyholder dividend obligation..........      --          --        (114)
  Other expenses......................................     217         231         247
                                                        ------      ------      ------
     Total expenses...................................   5,108       5,180       5,086
                                                        ------      ------      ------
Revenues, net of expenses before income tax...........    (157)         68          98
Income tax............................................     (68)         21          34
                                                        ------      ------      ------
Revenues, net of expenses and income tax from
  continuing operations...............................     (89)         47          64
Revenues, net of expenses and income tax from
  discontinued operations.............................      --          --           1
                                                        ------      ------      ------
Revenues, net of expenses, income taxes and
  discontinued operations.............................  $  (89)     $   47      $   65
                                                        ======      ======      ======



     The change in the maximum future earnings of the closed block is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Balance at December 31,.............................  $4,518   $4,429   $4,480
Less:
  Cumulative effect of a change in accounting
     principle, net of income tax...................      --       (4)      --
Balance at January 1,...............................   4,429    4,480    4,545
                                                      ------   ------   ------
Change during year..................................  $   89   $  (47)  $  (65)
                                                      ======   ======   ======



     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                      INTEREST RATES
                                 -----------------------                 DECEMBER 31,
                                                WEIGHTED               ---------------
                                     RANGE       AVERAGE    MATURITY    2008     2007
                                 ------------   --------   ---------   ------   ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated....   3.89%-7.38%     5.66%    2009-2037   $1,394   $1,394
Surplus notes..................   7.63%-7.88%     7.86%    2015-2025      698      697
Capital notes -- affiliated....      7.13%        7.13%    2032-2033      500      500
Other notes with varying
  interest rates...............  4.45%-12.00%     7.95%    2009-2016       66       45
Secured demand
  note -- affiliated...........      0.50%        0.50%       2011         25       --
Capital lease obligations......                                            39       51
                                                                       ------   ------
Total long-term debt...........                                         2,722    2,687
Total short-term debt..........                                           414      357
                                                                       ------   ------
  Total........................                                        $3,136   $3,044
                                                                       ======   ======



     The aggregate maturities of long-term debt at December 31, 2008 for the next five years are $710 million in 2009, $66 million in 2010, $25 million in 2011, $1 million in 2012, less than $1 million in 2013 and $1,920 million thereafter.

     Capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

     Long-term debt, credit facilities and letters of credit of MetLife, Inc. and its subsidiaries contain various covenants. The Company has certain administrative, reporting, legal and financial covenants in several of these arrangements. The Company was in compliance with all covenants at December 31, 2008 and 2007.

  SURPLUS NOTES -- AFFILIATED

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note to MetLife Capital Trust IV, an affiliate, with an interest rate of 7.38%.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SHORT-TERM DEBT

     Short-term debt was $414 million and $357 million at December 31, 2008 and 2007, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2008, 2007 and 2006, the weighted average interest rate of short-term debt was 2.4%, 5.1% and 5.1%, respectively. During the years ended December 31, 2008, 2007 and 2006, the average daily balance of short-term debt was $421 million, $927 million and $768 million, respectively, and was outstanding for an average of 25 days, 25 days and 53 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $192 million, $190 million and $184 million for the years ended December 31, 2008, 2007 and 2006, respectively, and does not include interest expense on shares subject to mandatory redemption. See Note 11. These amounts include $120 million, $78 million and $76 million of interest expense related to affiliated debt for the years ended December 31, 2008, 2007 and 2006, respectively.

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facility. MetLife Funding, Inc., a subsidiary of the Company, maintains a committed and unsecured credit facility of $2.9 billion at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. This facility can be used for general corporate purposes and, at December 31, 2008, the facility also served as a back-up line of credit for the Company's commercial paper program. This agreement contains various administrative, reporting, legal and financial covenants, including a covenant requiring MetLife, Inc. to maintain a specified minimum consolidated net worth. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this credit facility were $17 million, of which $11 million related to deferred amendment fees, for the year ended December 31, 2008. Information on this credit facility at December 31, 2008 is as follows:

                                                                   LETTER OF
                                                                     CREDIT                   UNUSED
BORROWER(S)                               EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                              ------------   --------   ---------   ---------   -----------
                                                                 (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ...............................   June 2012 (1)   $2,850      $2,313       $ --         $537
                                                         ------      ------       ----         ----
  Total...............................                   $2,850      $2,313        $--         $537
                                                         ======      ======       ====         ====



--------

   (1) In December 2008, MetLife, Inc. and MetLife Funding, Inc. entered into an amended and restated $2.85 billion credit agreement with various financial institutions. The agreement amended and restated the $3.0 billion credit agreement entered into in June 2007. Proceeds are available to be used for general corporate purposes, to support their commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013. The borrowers and the lenders under this facility may agree to extend the term of all or part of the facility to no later than June 2014, except that letters of credit outstanding upon termination may remain outstanding until June 2015. Fees for this agreement include a 0.25% facility fee, 0.075% fronting fee, a letter of credit fee between 1% and 5% based on certain market rates and a 0.05% utilization fee, as applicable, and may vary based on MetLife, Inc.'s senior unsecured ratings. MetLife, Inc. and MetLife Funding, Inc. incurred amendment costs of $11 million related to the $2,850 million amended and restated credit agreement, which have been capitalized and included in other assets. These costs will be amortized over the term of the agreement. MetLife, Inc. did not have any deferred financing costs associated with the original June 2007 credit agreement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Committed Facility. Missouri Reinsurance (Barbados), Inc., a subsidiary of the Company, maintains a committed facility of $500 million at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. The facility is used for collateral for certain of the Company's reinsurance reserves. This facility contains various administrative, reporting, legal and financial covenants. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this committed facility were $4 million for the year ended December 31, 2008. Information on the committed facility at December 31, 2008 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc., &
  Missouri Reinsurance
  (Barbados), Inc. .........  June 2016 (1)    $500        $--         $490         $10           7
                                               ----        ---         ----         ---
  Total.....................                   $500        $--         $490         $10
                                               ====        ===         ====         ===



--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

     Letters of Credit. At December 31, 2008, the Company had outstanding $2.8 billion in letters of credit from various financial institutions, of which $490 million and $2.3 billion were part of committed and credit facilities, respectively. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. In October 2007, GenAmerica redeemed these securities which were due to mature on June 30, 2027. As a result of this redemption, the Company recognized additional interest expense of $10 million. Interest expense on these instruments is included in other expenses and was $20 million and $11 million for the years ended December 31, 2007 and 2006, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ----------------------------
                                                        2008        2007       2006
                                                       ------      ------      ----
                                                               (IN MILLIONS)
Current:
  Federal............................................  $  (58)     $1,067      $492
  State and local....................................       2          22         5
  Foreign............................................      17           9         8
                                                       ------      ------      ----
  Subtotal...........................................     (39)      1,098       505
                                                       ------      ------      ----
Deferred:
  Federal............................................   1,689         (53)       43
  State and local....................................      --          18        19
  Foreign............................................       1          (9)      (10)
                                                       ------      ------      ----
  Subtotal...........................................   1,690         (44)       52
                                                       ------      ------      ----
Provision for income tax.............................  $1,651      $1,054      $557
                                                       ======      ======      ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008        2007        2006
                                                      ------      ------      -----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate................  $1,759      $1,157      $ 780
Tax effect of:
  Tax-exempt investment income......................    (116)       (160)      (167)
  State and local income tax........................       1          33         19
  Prior year tax....................................      52          38        (26)
  Foreign tax rate differential and change in
     valuation allowance............................     (14)        (18)       (21)
  Other, net........................................     (31)          4        (28)
                                                      ------      ------      -----
Provision for income tax............................  $1,651      $1,054      $ 557
                                                      ======      ======      =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables................  $3,312   $3,005
  Net operating loss carryforwards........................      24       47
  Employee benefits.......................................     616      120
  Tax credit carryforwards................................     298       --
  Net unrealized investment losses........................   4,062       --
  Litigation-related and government mandated..............     264       45
  Other...................................................     111      202
                                                            ------   ------
                                                             8,687    3,419
Less: Valuation allowance.................................      14        8
                                                            ------   ------
                                                             8,673    3,411
                                                            ------   ------
Deferred income tax liabilities:
  Investments, including derivatives......................   3,918    1,493
  DAC.....................................................   2,167    2,207
  Net unrealized investment gains.........................      --      689
  Other...................................................      31        7
                                                            ------   ------
                                                             6,116    4,396
                                                            ------   ------
Net deferred income tax asset/(liability).................  $2,557   $ (985)
                                                            ======   ======



     Domestic net operating loss carryforwards amount to $29 million at December 31, 2008 and will expire beginning in 2024. Foreign net operating loss carryforwards amount to $51 million at December 31, 2008 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Tax credit carryforwards amount to $298 million at December 31, 2008.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will be not realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2008, the Company recorded an increase to the deferred tax valuation allowance of $6 million related to certain foreign net operating loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $4,062 million recognized in connection with unrealized losses at December 31, 2008. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized a $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $797 million. The Company reclassified, at adoption, $568 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $211 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits at January 1, 2007 that would affect the effective tax rate, if recognized, was $586 million. The Company also had $198 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from the date of adoption primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income taxes, as applicable, and a payment of $156 million was made in December of 2007, with $6 million to be paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income taxes, as applicable. Of the $135 million reclassified to current and deferred income taxes, $2 million was paid in 2008 and $133 million will be paid in 2009.

     The Company's liability for unrecognized tax benefits will change in the next 12 months pending the outcome of remaining issues associated with the current IRS audit including tax-exempt income and tax credits. Management is working to resolve the remaining audit items directly with IRS auditors as well as through available accelerated IRS resolution programs and may protest any unresolved issues through the IRS appeals process and, possibly, litigation, the timing and extent of which is uncertain. At this time, a reasonable estimate of the range of a payment or change in the liability is between $40 million and $50 million; however, the Company continues to believe that the ultimate resolution of the issues will not result in a material effect on its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2008 and December 31, 2007, is as follows:

                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             -----   -----
                                                             (IN MILLIONS)
Balance as of beginning of the period......................  $ 655   $ 797
Additions for tax positions of prior years.................      4      32
Reductions for tax positions of prior years................    (33)    (51)
Additions for tax positions of current year................    120      52
Reductions for tax positions of current year...............    (12)     --
Settlements with tax authorities...........................   (135)   (171)
Lapses of statutes of limitations..........................     (6)     (4)
                                                             -----   -----
Balance as of end of the period............................  $ 593   $ 655
                                                             =====   =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million increase, from the date of adoption, in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. During 2007, the $73 million resulting from IRS settlements was reclassified to current income tax payable and will be paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million has been reclassified to current income tax payable and the remaining $1 million reduced interest expense. Of the $73 million reclassified to current income tax payable, $4 million was paid in 2008 and the remainder of $69 million will be paid in 2009.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $104 million and $113 million, respectively, related to the separate account DRD.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below; in 2007 the Company increased legal liabilities for pending sales practices, employment, and intellectual property litigation matters against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2008.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The actions discussed below name as defendants some or all of Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. Metropolitan Life Insurance Company, MetLife, Inc., and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). The plaintiffs in the consolidated state court class action seek compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court has certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. Pursuant to the court's order, plaintiffs have given notice to the class of the pendency of this action. Defendants' motion for summary judgment is pending.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life Insurance Company and MetLife, Inc., plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. By orders dated July 19, 2005 and August 29, 2006, the federal trial court certified a litigation class of present and former policyholders. The court has directed the manner and form of notice to the class, but plaintiffs have not yet distributed the notice. Metropolitan Life Insurance Company and MetLife, Inc. have moved for summary judgment, and plaintiffs have moved for partial summary judgment. The court heard oral argument on the parties' motions for summary judgment on September 19, 2008.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                           DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)
Asbestos personal injury claims at year end......   74,027    79,717    87,070
Number of new claims during the year.............    5,063     7,161     7,870
Settlement payments during the year (1)..........  $  99.0   $  28.2   $  35.5


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies as of September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted as of September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2008.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. Regulators also have requested information relating to market timing and late

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Company has been cooperating fully with these inquiries.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company; New England Mutual Life Insurance Company, New England Life Insurance Company and New England Securities Corporation (collectively "New England"); and GALIC. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a minority interest in the electrical generation facility, which is solely operated by the lessee, EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

  Other Litigation

     Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998). This putative class action lawsuit involving sales practices claims was filed against Metropolitan Life Insurance Company in Canada. Plaintiff alleged misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. Pursuant to a judgment dated March 11, 2009, this lawsuit was dismissed.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. On February 10, 2009, the district court granted the Company's motion to dismiss plaintiffs' second amended complaint, dismissing all of plaintiffs' claims except for breach of contract claims. Plaintiffs had been provided with an opportunity to re-plead the dismissed claims by February 26, 2009. Since plaintiffs never amended these claims, they were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Insurance Company v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company customers and recruit Metropolitan Life Insurance Company financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. Park Avenue Securities may appeal the award.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs assert legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs seek rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In January and May 2008, the court issued orders granting the defendants' motion to dismiss in part, dismissing all of plaintiffs' claims except for claims under the Investment Advisers Act. Defendants' motion to dismiss claims under the Investment Advisers Act was denied. The Company will vigorously defend against the remaining claims in this matter.

     Sales Practices Claims. Over the past several years, Metropolitan Life Insurance Company, New England and GALIC have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2008, there were approximately 125 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life Insurance Company, New England, GALIC, MetLife Securities, Inc. and Walnut Street Securities.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                               2008      2007
                                                               ----      ----
                                                                (IN MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.....   $37       $24
  Premium tax offsets currently available for paid
     assessments.............................................     5         5
                                                                ---       ---
                                                                $42       $29
                                                                ===       ===
Other Liabilities:
  Insolvency assessments.....................................   $57       $41
                                                                ===       ===



     Assessments levied against the Company were $2 million, less than $1 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2009...............................................   $390       $12      $  189
2010...............................................   $347       $ 8      $  190
2011...............................................   $270       $ 8      $  168
2012...............................................   $209       $ 8      $  143
2013...............................................   $170       $ 8      $  129
Thereafter.........................................   $534       $33      $1,061


     During the fourth quarter of 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.9 billion and $2.8 billion at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.2 billion and $3.3 billion at December 31, 2008 and 2007, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $611 million and $667 million at December 31, 2008 and 2007, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2008, the Company recorded $7 million of additional liabilities for guarantees related to certain investment transactions. The term for these guarantees and their associated liabilities varies, with a maximum of 18 years. The maximum potential amount of future payments the Company could be required to pay under these guarantees is $202 million. During the year ended December 31, 2008, the Company reduced $3 million of previously recorded liabilities related to these investment transactions. The Company's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded liability was $4 million at December 31, 2008 for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at December 31, 2007.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. As of December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     See Note 4 for further disclosures related to credit default swap obligations.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level employees. The Company's proportionate share of net pension expense related to its sponsored pension plans was $49 million for the year ended December 31, 2008.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($8) million for the year ended December 31, 2008.

     As described more fully in Note 1, effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement benefit plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption.

     The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                 DECEMBER 31, 2006
                                                 -------------------------------------------------
                                                              ADDITIONAL
                                                                MINIMUM
                                                     PRE        PENSION   ADOPTION OF      POST
                                                   SFAS 158    LIABILITY    SFAS 158     SFAS 158
BALANCE SHEET CAPTION                            ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
-----------------------------------------------  -----------  ----------  -----------  -----------
                                                                   (IN MILLIONS)
Other assets: Prepaid pension benefit cost.....     $1,878       $ --       $  (999)     $   879
Other assets: Intangible asset.................     $   12        (12)           --      $    --
Other liabilities: Accrued pension benefit
  cost.........................................     $ (474)       (14)          (66)     $  (554)
Other liabilities: Accrued other postretirement
  benefit plan cost............................     $ (688)        --           (96)     $  (784)
                                                                 ----       -------
  Subtotal.....................................                   (26)       (1,161)
Net liability of subsidiary held-for-sale......                    --           (17)
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  before income tax:
Defined benefit plans..........................     $  (66)       (26)       (1,178)     $(1,270)
Minority interest..............................                    --             8
Deferred income tax............................                     8           421
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  net of income tax:
Defined benefit plans..........................     $  (41)      $(18)      $  (749)     $  (808)
                                                                 ====       =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                DECEMBER 31,
                                                     ---------------------------------
                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                      2008     2007     2008     2007
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year............  $5,668   $5,854   $1,581   $2,043
  Service cost.....................................     159      158       20       26
  Interest cost....................................     375      348      101      102
  Plan participants' contributions.................      --       --       31       31
  Net actuarial (gains) losses.....................     139     (383)      19     (464)
  Change in benefits...............................       1       39       --       --
  Prescription drug subsidy........................      --       --       10       13
  Benefits paid....................................    (349)    (348)    (146)    (170)
                                                     ------   ------   ------   ------
Benefit obligation at end of year..................   5,993    5,668    1,616    1,581
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at beginning of year.....   6,467    6,228    1,181    1,169
  Actual return on plan assets.....................    (943)     539     (149)      58
  Employer contribution............................     341       48        1        1
  Benefits paid....................................    (349)    (348)     (23)     (47)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,516    6,467    1,010    1,181
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheet consist of:
  Other assets.....................................  $  208   $1,382   $   --   $   --
  Other liabilities................................    (685)    (583)    (606)    (400)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses.....................  $2,196   $  633   $  146   $ (112)
  Prior service cost (credit)......................      44       63     (157)    (194)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss....  $2,240   $  696   $  (11)  $ (306)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                             DECEMBER 31,
                                          -------------------------------------------------
                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                           2008     2007     2008    2007    2008     2007
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets
  (principally Company contracts).......  $5,516   $6,467   $  --   $  --   $5,516   $6,467
Aggregate projected benefit obligation..   5,308    5,085     685     583    5,993    5,668
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  208   $1,382   $(685)  $(583)  $ (477)  $  799
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,583 million and $5,256 million at December 31, 2008 and 2007, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Projected benefit obligation................................  $685      $583
Accumulated benefit obligation..............................  $577      $508
Fair value of plan assets...................................  $ --      $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                          DECEMBER 31,
                                               ---------------------------------
                                                                      OTHER
                                                   PENSION        POSTRETIREMENT
                                                   BENEFITS          BENEFITS
                                               ---------------   ---------------
                                                2008     2007     2008     2007
                                               ------   ------   ------   ------
                                                         (IN MILLIONS)
Projected benefit obligation.................   $685     $583    $1,616   $1,581
Fair value of plan assets....................   $ --     $ --    $1,010   $1,181

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------------
                                                                                 OTHER
                                                     PENSION                POSTRETIREMENT
                                                    BENEFITS                   BENEFITS
                                            ------------------------   ------------------------
                                             2008     2007     2006     2008     2007     2006
                                            ------   ------   ------   ------   ------   ------
                                                               (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $  159    $ 158    $ 155    $ 20     $  26    $ 35
  Interest cost...........................     375      348      328     101       102     116
  Expected return on plan assets..........    (517)    (501)    (447)    (88)      (87)    (80)
  Amortization of net actuarial (gains)
     losses...............................      24       68      131      --        --      21
  Amortization of prior service cost
     (credit).............................      15       17        7     (36)      (36)    (37)
                                            ------   ------   ------   ------   ------   ------
     Net periodic benefit cost............      56       90    $ 174      (3)        5    $ 55
                                                              ======                     ======
     Net periodic benefit cost of
       subsidiary held-for-sale...........      --        4               --         1
                                            ------   ------            ------   ------
                                                56       94               (3)        6
                                            ------   ------            ------   ------
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............   1,563     (424)             258      (440)
  Prior service cost (credit).............     (19)      40               37        --
  Amortization of net actuarial (gains)
     losses...............................     (24)     (68)              --        --
  Amortization of prior service cost
     (credit).............................     (15)     (17)              36        36
                                            -- ---    -----             ----     -----
     Total recognized in other
       comprehensive income (loss)........   1,505     (469)             331      (404)
                                            -- ---    -----             ----     -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $1,561    $(375)            $328     $(398)
                                            ======   ======            ======   ======



     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $9 million, respectively.

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $10 million and ($36) million, respectively.

     In 2004, the Company adopted the guidance in FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2006. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance, beginning of year...........................  $299   $328   $298
  Service cost.........................................     5      7      6
  Interest cost........................................    20     19     19
  Net actuarial gains (losses).........................     3    (42)    15
  Prescription drug subsidy............................   (10)   (13)   (10)
                                                         ----   ----   ----
     Balance, end of year..............................  $317   $299   $328
                                                         ====   ====   ====




                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost..........................................   $ 5       $ 7       $ 6
  Interest cost.........................................    20        19        19
  Amortization of net actuarial gains (losses)..........    --         5        30
                                                           ---       ---       ---
     Total reduction in net periodic benefit cost.......   $25       $31       $55
                                                           ===       ===       ===



     The Company received subsidies of $12 million and $10 million for the years ended December 31, 2008 and 2007, respectively.

  ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                       DECEMBER 31,
                                       -------------------------------------------
                                                                     OTHER
                                             PENSION             POSTRETIREMENT
                                             BENEFITS               BENEFITS
                                       -------------------   ---------------------
                                          2008       2007      2008         2007
                                       ---------   -------   --------     --------
Weighted average discount rate.......    6.60%      6.65%      6.62%        6.65%
Rate of compensation increase........  3.5%-7.5%   4.0%-8%      N/A          N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                ---------------------------------------------------------
                                                                  OTHER POSTRETIREMENT
                                      PENSION BENEFITS                  BENEFITS
                                ---------------------------   ---------------------------
                                  2008      2007      2006      2008      2007      2006
                                -------   -------   -------   -------   -------   -------
Weighted average discount
  rate........................   6.65%     6.00%     5.80%      6.65%     6.00%     5.79%
Weighted average expected rate
  of return on plan assets....   8.25%     8.25%     8.25%      7.33%     7.48%     7.42%
Rate of compensation
  increase....................  3.5%-8%   4.0%-8%   4.0%-8%      N/A       N/A       N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2009 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2008                             2007
                                ------------------------------   ------------------------------
Pre-Medicare eligible claims..  8.8% down to 5.8% in 2018 and    8.5% down to 5% in 2014 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%
Medicare eligible claims......  8.8% down to 5.8% in 2018 and    10.5% down to 5% in 2018 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN MILLIONS)
Effect on total of service and interest cost
  components.........................................      $ 6           $ (6)
Effect of accumulated postretirement benefit
  obligation.........................................      $76           $(86)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 99% of all pension and other postretirement benefit plans assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $6,451 million and $7,565 million at December 31, 2008 and 2007, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $42 million, $47 million and $48 million for the years ended December 31, 2008, 2007 and 2006, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were ($1,090) million, $603 million and $818 million for the years ended December 31, 2008, 2007 and 2006, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2008   2007   2008     2007
                                                     ----   ----   ----     ----
ASSET CATEGORY
Equity securities..................................    28%    38%    27%      37%
Fixed maturity securities..........................    51     44     71       58
Other (Real Estate and Alternative Investments)....    21     18      2        5
                                                      ---    ---    ---      ---
  Total............................................   100%   100%   100%     100%
                                                      ===    ===    ===      ===



     The weighted-average target allocations of pension plan and other postretirement benefit plan assets for 2009 are as follows:

                                                        PENSION    OTHER
                                                        -------   -------
ASSET CATEGORY
Equity securities.....................................  25%-45%   30%-45%
Fixed maturity securities.............................  35%-55%   55%-85%
Other (Real Estate and Alternative Investments).......   5%-32%    0%-10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2008 or 2007. No contributions will be required for 2009. The Company made discretionary contributions of $286 million to the qualified pension plans during the year ended December 31, 2008 and did not make discretionary contributions for the year ended December 31, 2007. The Company expects to make additional discretionary contributions of $143 million in 2009.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $41 million and $48 million for the years ended December 31, 2008 and 2007, respectively. These payments are expected to be at approximately the same level in 2009.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to primarily use their general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing plan assets. Total payments equaled $146 million and $170 million for the years ended December 31, 2008 and 2007, respectively.

     The Company expects to make contributions of $118 million, net of participant's contributions, toward the other postretirement plan obligations in 2009. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                              OTHER POSTRETIREMENT
                                                                    BENEFITS
                                                          ---------------------------
                                                                  PRESCRIPTION
                                                PENSION               DRUG
                                               BENEFITS   GROSS     SUBSIDIES     NET
                                               --------   -----   ------------   ----
                                                            (IN MILLIONS)
2009.........................................   $  379     $133       $ (15)     $118
2010.........................................   $  393     $138       $ (16)     $122
2011.........................................   $  402     $144       $ (16)     $128
2012.........................................   $  418     $148       $ (17)     $131
2013.........................................   $  431     $152       $ (18)     $134
2014-2018....................................   $2,368     $836       $(107)     $729


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $63 million, $66 million and $71 million for the years ended December 31, 2008, 2007 and 2006, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the year ended December 31, 2008, MetLife, Inc. contributed and paid $4 million in the form of line of credit fees on the Company's behalf.

     During the year ended December, 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 7.

     On December 12, 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV. See Note 10.

     On October 20, 2006, MetLife, Inc. contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, MetLife, Inc. contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, GALIC, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife, Inc. Immediately following the sale, MetLife, Inc. merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, MetLife, Inc. contributed $76 million to the Company.

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with MetLife, Inc., the Company adopted SFAS 123(r), using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations.

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the Long-Term Performance Compensation Plan ("LTPCP"), as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,584,119 at December 31, 2008. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2008, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 55,654,550.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     MetLife, Inc. allocated 89%, 88% and 90% of stock-based compensation to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $108 million, $128 million and $130 million, and income tax benefits of $38 million, $45 million and $46 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2008 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2008 of $34.86 and December 31, 2007 of $61.62, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2008.........   24,362,746         $38.85            6.18           $555
                                                             ======            ====           ====
  Granted..............................    3,464,075         $59.48
  Exercised............................   (1,372,254)        $32.76
  Cancelled/Expired....................     (142,145)        $44.62
  Forfeited............................     (219,330)        $51.44
                                          ----------
Outstanding at December 31, 2008.......   26,093,092         $41.75            5.73           $ --
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2008.................................   25,503,025         $41.38            5.66           $ --
                                          ==========         ======            ====           ====
Exercisable at December 31, 2008.......   19,405,732         $35.84            4.80           $ --
                                          ==========         ======            ====           ====



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2008          2007          2006
                                               -----------   -----------   -----------
Dividend yield...............................     1.21%         0.94%         1.04%
Risk-free rate of return.....................  1.91%-7.21%   4.30%-5.32%   4.17%-4.96%
Expected volatility..........................     24.85%        19.54%        22.00%
Exercise multiple............................      1.73          1.66          1.52
Post-vesting termination rate................     3.05%         3.66%         4.09%
Contractual term (years).....................       10            10            10
Expected life (years)........................       6             6             6
Weighted average exercise price of stock
  options granted............................     $59.47        $62.86        $50.21
Weighted average fair value of stock options
  granted....................................     $17.51        $17.76        $13.84


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $44 million, $49 million and $51 million related to Stock Options was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $43 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.81 years. The Company's allocated portion of Stock Option expense was 88%.

     MetLife, Inc. allocated to its subsidiaries the tax benefit associated with the deduction allowed for Stock Option exercises. The Company's consolidated results of operations include $12 million, $41 million, and $22 million of such tax benefits for the years ended December 31, 2008, 2007, and 2006, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of MetLife, Inc.'s performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of MetLife, Inc.'s common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following is a summary of Performance Share activity for the year ended December 31, 2008:

                                                                     WEIGHTED AVERAGE
                                                                        GRANT DATE
                                                PERFORMANCE SHARES      FAIR VALUE
                                                ------------------   ----------------
Outstanding at January 1, 2008................       2,690,125            $48.39
Granted.......................................         954,075            $57.17
Forfeited.....................................         (89,125)           $57.43
Paid..........................................        (968,425)           $36.87
                                                     ---------
Outstanding at December 31, 2008..............       2,586,650            $55.63
                                                     =========
Performance Shares expected to vest at
  December 31, 2008...........................       2,535,784            $55.56
                                                     =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2008, the three year performance period for the 2006 Performance Share grants was completed. Included in the immediately preceding table are 812,975 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2009 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $64 million, $79 million and $67 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $57 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.65 years. The Company's allocated portion of Performance Share expense was 90%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on MetLife, Inc.'s common stock over the three-year performance period, subject to limited further adjustment approved by MetLife, Inc.'s Board of Directors. Payments on the Opportunity Awards were normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and were paid in whole or in part with shares of MetLife, Inc.'s common stock, as approved by MetLife, Inc.'s Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2008, 2007 and 2006.

     A portion of each Opportunity Award under the LTPCP was settled in shares of MetLife, Inc.'s common stock while the remainder was settled in cash. The portion of the Opportunity Award settled in shares of MetLife, Inc.'s

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


common stock was accounted for as an equity award with the fair value of the award determined based upon the closing price of its common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, was recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award settled in cash was accounted for as a liability and was remeasured using the closing price of MetLife, Inc.'s common stock on the final day of each subsequent reporting period during the three-year performance period.

     The final LTPCP performance period concluded during the six months ended June 30, 2007. Final Opportunity Awards in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid on April 18, 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2008 and 2007. Compensation expense of $12 million related to LTPCP Opportunity Awards was allocated to the Company for the year ended December 31, 2006.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was ($338) million, $2.1 billion and $1.0 billion for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Department, was $11.6 billion and $13.0 billion at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a cash dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2009 without prior regulatory approval is $552 million.

     Stockholder dividends or other distributions proposed to be paid by New England Life Insurance Company ("NELICO") to its parent, Metropolitan Life Insurance Company, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the end of the immediately preceding calendar year or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. During the year ended December 31, 2008, NELICO paid a common stockholder dividend of $94 million. During the year ended December 31, 2007, NELICO did not pay any common stockholder dividends. The maximum amount of the dividend which NELICO may pay to Metropolitan Life Insurance Company in 2009 without prior regulatory approval is $19 million.

     For the years ended December 31, 2008, 2007 and 2006, Metropolitan Life Insurance Company received dividends from subsidiaries of $48 million, $60 million and $34 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                     YEARS ENDED DECEMBER 31,
                                                ---------------------------------
                                                   2008        2007        2006
                                                ---------   ---------   ---------
                                                          (IN MILLIONS)
Holding gains (losses) on investments arising
  during the year.............................   $(18,165)    $(499)      $(926)
Income tax effect of holding gains (losses)...      6,273        221        324
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current year income...................      1,214      (173)        403
  Amortization of premiums and accretion of
     discounts associated with investments....       (504)     (493)       (443)
Income tax effect.............................       (245)       293         14
Allocation of holding losses on investments
  relating to other policyholder amounts......      3,592        532        792
Income tax effect of allocation of holding
  losses to other policyholder amounts........     (1,231)     (235)       (277)
Unrealized investment loss on dividend of
  interests in subsidiary.....................         69         --         --
Deferred income tax on unrealized investment
  loss on dividend of interests in
  subsidiary..................................        (46)        --         --
                                                 --------   ---------   ---------
Net unrealized investment gains (losses), net
  of income tax...............................     (9,043)     (354)       (113)
Foreign currency translation adjustment.......       (140)       139          7
Minimum pension liability adjustment, net of
  income tax..................................         --         --        (18)
Defined benefit plan adjustment, net of income
  tax.........................................     (1,153)       524         --
                                                 --------   ---------   ---------
Other comprehensive income (loss).............   $(10,336)    $  309      $(124)
                                                 ========   =========   =========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $2,616   $2,693   $2,661
Commissions.........................................     914      827      790
Interest and debt issue costs.......................     226      289      244
Interest costs related to funds withheld on ceded
  reinsurance.......................................     911       --       --
Amortization of DAC and VOBA........................   1,081      643      583
Capitalization of DAC...............................    (901)    (886)    (936)
Rent, net of sublease income........................     363      282      259
Minority interest...................................       4       85       14
Insurance tax.......................................     289      297      305
Other...............................................   1,079      897    1,176
                                                      ------   ------   ------
  Total other expenses..............................  $6,582   $5,127   $5,096
                                                      ======   ======   ======



  Amortization and Capitalization of DAC and VOBA

     See Note 5 for deferred acquisition costs by segment and a rollforward of deferred acquisition costs including impacts of amortization and capitalization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.

  Interest and Debt Issue Costs

     See Notes 10 and 11 for attribution of interest expense by debt issuance.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Affiliated Expenses

     See Notes 8 and 20 for description of affiliated expenses included within other expenses.

  Restructuring Charges

     MetLife Inc. has initiated an enterprise-wide cost reduction and revenue enhancement initiative. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. During the third quarter of 2008, overall severance related restructuring charge of $58 million associated with the termination of certain employees was allocated to the Company in connection with this enterprise-wide initiative. During the fourth quarter of 2008, further severance related restructuring costs of $9 million offset by a $6 million reduction to its third quarter restructuring charge attributable to lower than anticipated costs for variable incentive compensation and for employees whose severance status changed was allocated to the Company. Total restructuring charges incurred in connection with this enterprise-wide initiative during the year ended December 31, 2008 were $61 million and were reflected within Corporate & Other. Estimated restructuring costs may change as management

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


continues to execute its restructuring plans. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2008
                                                            -----------------
                                                              (IN MILLIONS)
Balance as of beginning of the period.....................         $--
     Severance charges....................................          67
     Change in severance charge estimates.................          (6)
                                                                   ---
Balance as of end of the period...........................         $61
                                                                   ===
Total restructuring charges incurred......................         $61
                                                                   ===



     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the years ended December 31, 2009 and 2010. However, such restructuring plans are not sufficiently developed to enable MetLife Inc. to make an estimate of such restructuring charges at December 31, 2008.

17.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. Subsequent to the disposition of RGA and the elimination of the Reinsurance segment as described in Notes 2 and 18, the Company's business is divided into two operating segments: Institutional and Individual, as well as Corporate & Other. These segments are managed separately because they provide different products and services, require different strategies and have different technology requirements.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues and certain reinsurance agreements with affiliates. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. The operations of RGA are also reported in Corporate & Other as discontinued operations. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2008, 2007 and 2006. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                                             CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2008              INSTITUTIONAL  INDIVIDUAL     OTHER       TOTAL
------------------------------------              -------------  ----------  -----------  --------
                                                                    (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums........................................     $ 14,351     $  4,083     $    10    $ 18,444
Universal life and investment-type product
  policy fees...................................          844        1,441          --       2,285
Net investment income...........................        6,189        5,047        (114)     11,122
Other revenues..................................          764          152         966       1,882
Net investment gains (losses)...................          643          634       2,195       3,472
                                                     --------     --------     -------    --------
     Total revenues.............................       22,791       11,357       3,057      37,205
                                                     --------     --------     -------    --------
EXPENSES
Policyholder benefits and claims................       15,537        5,147          15      20,699
Interest credited to policyholder account
  balances......................................        2,136        1,038           7       3,181
Policyholder dividends..........................           --        1,709           7       1,716
Other expenses..................................        2,306        2,737       1,539       6,582
                                                     --------     --------     -------    --------
  Total expenses................................       19,979       10,631       1,568      32,178
                                                     --------     --------     -------    --------
Income from continuing operations before
  provision for income tax......................        2,812          726       1,489       5,027
Provision for income tax........................          968          233         450       1,651
                                                     --------     --------     -------    --------
Income from continuing operations...............        1,844          493       1,039       3,376
Income (loss) from discontinued operations, net
  of income tax.................................            3            4        (296)       (289)
                                                     --------     --------     -------    --------
Net income......................................     $  1,847     $    497     $   743    $  3,087
                                                     ========     ========     =======    ========
BALANCE SHEET:
Total assets....................................     $166,594     $132,527     $35,098    $334,219
DAC and VOBA....................................     $  1,005     $  9,861     $     5    $ 10,871
Separate account assets.........................     $ 45,514     $ 26,745     $    --    $ 72,259
Policyholder liabilities........................     $109,199     $ 88,050     $   748    $197,997
Separate account liabilities....................     $ 45,514     $ 26,745     $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                           CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2007          INSTITUTIONAL   INDIVIDUAL      OTHER        TOTAL
------------------------------------          -------------   ----------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums....................................     $ 12,358      $  4,073      $     4     $ 16,435
Universal life and investment-type product
  policy fees...............................          763         1,483           --        2,246
Net investment income.......................        6,664         5,552          366       12,582
Other revenues..............................          712           152           70          934
Net investment gains (losses)...............         (269)          (81)          63         (287)
                                                 --------      --------      -------     --------
     Total revenues.........................       20,228        11,179          503       31,910
                                                 --------      --------      -------     --------
EXPENSES
Policyholder benefits and claims............       13,332         4,924           19       18,275
Interest credited to policyholder account
  balances..................................        2,451         1,064           --        3,515
Policyholder dividends......................           --         1,685            2        1,687
Other expenses..............................        2,391         2,290          446        5,127
                                                 --------      --------      -------     --------
  Total expenses............................       18,174         9,963          467       28,604
                                                 --------      --------      -------     --------
Income from continuing operations before
  provision (benefit) for income tax........        2,054         1,216           36        3,306
Provision (benefit) for income tax..........          699           431          (76)       1,054
                                                 --------      --------      -------     --------
Income from continuing operations...........        1,355           785          112        2,252
Income from discontinued operations, net of
  income tax................................           10            --          170          180
                                                 --------      --------      -------     --------
Net income..................................     $  1,365      $    785      $   282     $  2,432
                                                 ========      ========      =======     ========
BALANCE SHEET:
Total assets................................     $170,540      $167,257      $36,580     $374,377
DAC and VOBA................................     $    907      $  7,715      $     6     $  8,628
Separate account assets.....................     $ 49,577      $ 40,143      $   (17)    $ 89,703
Policyholder liabilities....................     $ 95,499      $ 86,065      $   506     $182,070
Separate account liabilities................     $ 49,577      $ 40,143      $   (17)    $ 89,703

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                            CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006           INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------------------           -------------   ----------   -----------   -------
                                                                  (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums.....................................     $11,801        $ 4,129       $   6      $15,936
Universal life and investment-type product
  policy fees................................         750          1,433          --        2,183
Net investment income........................       5,810          5,480         228       11,518
Other revenues...............................         677            114          42          833
Net investment gains (losses)................        (348)          (394)        (92)        (834)
                                                  -------        -------    -----------   -------
     Total revenues..........................      18,690         10,762         184       29,636
                                                  -------        -------    -----------   -------
EXPENSES
Policyholder benefits and claims.............      12,918          4,712          17       17,647
Interest credited to policyholder account
  balances...................................       1,944          1,049          --        2,993
Policyholder dividends.......................          --          1,669           2        1,671
Other expenses...............................       2,483          2,213         400        5,096
                                                  -------        -------    -----------   -------
  Total expenses.............................      17,345          9,643         419       27,407
                                                  -------        -------    -----------   -------
Income (loss) from continuing operations
  before provision (benefit) for income tax..       1,345          1,119        (235)       2,229
Provision (benefit) for income tax...........         443            400        (286)         557
                                                  -------        -------    -----------   -------
Income from continuing operations............         902            719          51        1,672
Income from discontinued operations, net of
  income tax.................................          45             19         190          254
                                                  -------        -------    -----------   -------
Net income...................................     $   947        $   738       $ 241      $ 1,926
                                                  =======        =======    ===========   =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2008, 2007 and 2006. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2008      2007      2006
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Investment income......................................   $ 6       $16      $ 35
Investment expense.....................................    (3)       (6)      (16)
Net investment gains (losses)..........................     8         7        91
                                                          ---       ---      ----
  Total revenues.......................................    11        17       110
Provision for income tax...............................     4         8        38
                                                          ---       ---      ----
Income from discontinued operations, net of income
  tax..................................................   $ 7       $ 9      $ 72
                                                          ===       ===      ====



     The carrying value of real estate related to discontinued operations was $1 million and $39 million at December 31, 2008 and 2007, respectively.

     The following table presents the discontinued real estate operations by segment:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Net investment income
  Institutional.......................................   $ 4       $ 8       $15
  Individual..........................................    (1)       --         4
  Corporate & Other...................................    --         2        --
                                                         ---       ---       ---
     Total net investment income......................   $ 3       $10       $19
                                                         ===       ===       ===
Net investment gains (losses)
  Institutional.......................................   $ 2       $ 7       $58
  Individual..........................................     6        --        23
  Corporate & Other...................................    --        --        10
                                                         ---       ---       ---
     Total net investment gains (losses)..............   $ 8       $ 7       $91
                                                         ===       ===       ===



  OPERATIONS

     As more fully described in Note 2, on September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the dividend of interests in RGA, the Reinsurance segment was eliminated. (See also Note 17). RGA's assets and liabilities were reclassified to assets and liabilities of subsidiaries held-for-sale and its operating results were reclassified to discontinued operations for all periods presented. Interest on economic capital associated with the Reinsurance segment has been reclassified to the continuing operations of Corporate & Other.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amounts related to the operations and financial position of RGA that have been reflected as discontinued operations in the consolidated statements of income:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Premiums............................................  $3,535   $4,910   $4,348
Net investment income...............................     597      908      781
Other revenues......................................      69       77       66
Net investment gains (losses).......................    (249)    (177)       7
                                                      ------   ------   ------
  Total revenues....................................   3,952    5,718    5,202
                                                      ------   ------   ------
Policyholder benefits and claims....................   2,989    3,989    3,490
Interest credited to policyholder account balances..     108      262      254
Other expenses......................................     699    1,226    1,227
                                                      ------   ------   ------
  Total expenses....................................   3,796    5,477    4,971
                                                      ------   ------   ------
Income before provision for income tax..............     156      241      231
Provision for income tax............................      53       84       81
                                                      ------   ------   ------
Income from discontinued operations, net of income
  tax...............................................     103      157      150
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.....................    (398)      --       --
                                                      ------   ------   ------
Income (loss) from discontinued operations, net of
  income tax........................................  $ (295)  $  157   $  150
                                                      ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                            DECEMBER 31, 2007
                                                            -----------------
                                                              (IN MILLIONS)
Fixed maturity securities.................................       $ 9,398
Equity securities.........................................           137
Mortgage and consumer loans...............................           832
Policy loans..............................................         1,059
Short-term investments....................................            75
Other invested assets.....................................         4,897
                                                                 -------
  Total investments.......................................        16,398
Cash and cash equivalents.................................           404
Accrued investment income.................................            78
Premiums and other receivables............................         1,440
Deferred policy acquisition costs and VOBA................         3,513
Goodwill..................................................            96
Other assets..............................................            91
Separate account assets...................................            17
                                                                 -------
  Total assets held-for-sale..............................       $22,037
                                                                 =======
Future policy benefits....................................       $ 6,159
Policyholder account balances.............................         6,657
Other policyholder funds..................................         2,297
Long-term debt............................................           528
Collateral financing arrangements.........................           850
Junior subordinated debt securities.......................           399
Shares subject to mandatory redemption....................           159
Current income tax payable................................            33
Deferred income tax liability.............................           941
Other liabilities.........................................         1,918
Separate account liabilities..............................            17
                                                                 -------
  Total liabilities held-for-sale.........................       $19,958
                                                                 =======



     The operations of RGA include direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million, $185 million and $183 million and ceded amounts that reduced policyholder benefits and claims by $90 million, $185 million and $147 million for the years ended December 31, 2008, 2007 and 2006, respectively, that have not been eliminated as these transactions are expected to continue after the RGA disposition. Related amounts included in the Company's consolidated balance sheets include assets totaling $739 million, and liabilities totaling $463 million at December 31, 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. The Company reported the operations of SSRM in discontinued operations. Under the terms of the sale agreement, the Company had an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price was also subject to reduction over five years, depending on retention of certain Company-related business. In the second quarter of 2008, the Company paid $3 million, net of income tax, of which $2 million was accrued in the fourth quarter of 2007, related to the termination of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received a payment of $30 million, net of income tax, in the second quarter of 2006 due to the retention of these specific customer accounts. In the first quarter of 2007, the Company received a payment of $16 million, net of income tax, as a result of the revenue retention and growth measure provision in the sales agreement. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

     The following table presents the amounts related to operations of SSRM that have been reflected as discontinued operations in the consolidated statements of income:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Revenues.............................................      $--       $--       $--
Expenses.............................................       --        --        --
                                                           ---       ---       ---
Income from discontinued operations before provision
  for income tax.....................................       --        --        --
Provision for income tax.............................       --        --        --
Net investment gain (loss), net of income tax........       (1)       14        32
                                                           ---       ---       ---
Income from discontinued operations, net of income
  tax................................................      $(1)      $14       $32
                                                           ===       ===       ===



19.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $152,266    $152,266
  Equity securities.............................             $  4,167    $  4,167
  Trading securities............................             $    457    $    457
  Mortgage and consumer loans...................             $ 39,180    $ 39,720
  Policy loans..................................             $  7,677    $  7,677
  Short-term investments........................             $    603    $    603
  Cash and cash equivalents.....................             $  1,927    $  1,927
  Accrued investment income.....................             $  2,451    $  2,451
  Assets of subsidiaries held-for-sale..........             $ 11,983    $ 11,992
Liabilities:
  Policyholder account balances.................             $ 70,586    $ 70,913
  Short-term debt...............................             $    357    $    357
  Long-term debt................................             $  2,687    $  2,763
  Payables for collateral under securities
     loaned and other transactions..............             $ 28,952    $ 28,952
  Liabilities of subsidiaries held-for-sale.....             $  6,915    $  6,044
Commitments: (1)
  Mortgage loan commitments.....................   $3,272    $     --    $    (32)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $  667    $     --    $    (25)


--------

   (1) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage and Consumer Loans, Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, bridge loans, and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Short-term and Long-term Debt -- The estimated fair values of short-term and long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Assets and Liabilities of Subsidiaries Held-For-Sale -- The carrying values of assets and liabilities of subsidiaries held-for-sale reflect those assets and liabilities which were previously determined to be financial instruments and which were reflected in other financial statement captions in the table above in previous periods but have been reclassified to this caption to reflect the discontinued nature of the operations. The estimated fair value of the assets and liabilities of subsidiaries held-for-sale have been determined on a basis consistent with similar instruments as described herein.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $122,229    $122,229
  Equity securities.............................             $  2,298    $  2,298
  Trading securities............................             $    277    $    277
  Mortgage and consumer loans, net..............             $ 42,105    $ 41,110
  Policy loans..................................             $  7,881    $  9,675
  Real estate joint ventures (1)................             $     67    $     75
  Other limited partnership interests (1).......             $  1,697    $  2,008
  Short-term investments........................             $  7,598    $  7,598
  Other invested assets: (1)
     Derivative assets..........................   $71,514   $  6,646    $  6,646
     Other......................................             $    875    $    691
  Cash and cash equivalents.....................             $ 10,279    $ 10,279
  Accrued investment income.....................             $  2,079    $  2,079
  Premiums and other receivables (1)............             $ 17,856    $ 18,088
  Separate account assets.......................             $ 72,259    $ 72,259
  Net embedded derivatives within asset host
     contracts (2)..............................             $    797    $    797
Liabilities:
  Policyholder account balances (1).............             $ 70,799    $ 66,232
  Short-term debt...............................             $    414    $    414
  Long-term debt (1)............................             $  2,684    $  1,995
  Payables for collateral under securities
     loaned and other transactions..............             $ 18,649    $ 18,649
  Other liabilities: (1)
     Derivative liabilities.....................   $35,219   $  2,521    $  2,521
     Trading liabilities........................             $     57    $     57
     Other......................................             $ 16,163    $ 16,163
  Separate account liabilities (1)..............             $ 26,214    $ 26,214
  Net embedded derivatives within liability host
     contracts (2)..............................             $   (988)   $   (988)
Commitments: (3)
  Mortgage loan commitments.....................   $ 2,191   $     --    $   (114)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also include embedded derivatives of ($72) million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage and Consumer Loans -- The Company originates mortgage and consumer loans principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage and consumer loans is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk. Certain mortgage and consumer loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Other limited partnerships and real estate joint ventures included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheet represents investments in real estate or real estate joint ventures and other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, investments in tax credit partnerships, joint venture investments, loans to affiliates and funds withheld at interest. Leveraged leases, investments in tax credit partnerships and joint venture investments, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     For funds withheld at interest, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     The estimated fair value of loans to affiliates is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash and Cash Equivalents -- Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over very short periods such that the estimated fair values approximate their carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Other Assets -- Other assets in the consolidated balance sheet is principally comprised of prepaid expenses, amounts held under corporate owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported net assets values provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include guaranteed interest contracts, certain funding arrangements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheet as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of funds withheld at interest related to certain ceded reinsurance; embedded derivatives within these funds withheld at interest related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; interest and dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The fair value of the embedded derivatives within funds withheld at interest related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding arrangements related to institutional group life contracts; and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders, certain affiliated ceded reinsurance contracts related to such variable annuity riders, certain guaranteed interest contracts with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain guaranteed interest contracts is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their guaranteed interest contract host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded derivatives within funds withheld at interest liabilities related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2008
                                           ------------------------------------------------------------------
                                              FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                           -----------------------------------------------------
                                            QUOTED PRICES IN
                                           ACTIVE MARKETS FOR                        SIGNIFICANT
                                            IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                             AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                                (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                           ------------------   -----------------   ------------   ----------
                                                                      (IN MILLIONS)
ASSETS
  Fixed maturity securities:
  U.S. corporate securities..............        $    --             $ 38,663          $ 5,089      $ 43,752
  Residential mortgage-backed
     securities..........................             --               22,680              373        23,053
  Foreign corporate securities...........             --               16,857            3,367        20,224
  U.S. Treasury/agency securities........          7,427                8,461               48        15,936
  Commercial mortgage-backed securities..             --                8,939              138         9,077
  Asset-backed securities................             --                4,824            1,487         6,311
  Foreign government securities..........             --                2,573              202         2,775
  State and political subdivision
     securities..........................             --                1,025               76         1,101
                                                 -------             --------          -------      --------
     Total fixed maturity securities.....          7,427              104,022           10,780       122,229
                                                 -------             --------          -------      --------
Equity securities:
  Common stock...........................            238                  994               59         1,291
  Non-redeemable preferred stock.........             --                   89              918         1,007
                                                 -------             --------          -------      --------
     Total equity securities.............            238                1,083              977         2,298
                                                 -------             --------          -------      --------
  Trading securities.....................             --                  161              116           277
  Short-term investments (1).............          6,812                  695               75         7,582
  Derivative assets (2)..................              2                6,505              139         6,646
  Net embedded derivatives within asset
     host contracts (3)..................             --                   --              797           797
  Separate account assets (4)............         39,767               31,006            1,486        72,259
                                                 -------             --------          -------      --------
     Total assets........................        $54,246             $143,472          $14,370      $212,088
                                                 =======             ========          =======      ========
LIABILITIES
  Derivative liabilities (2).............        $    58             $  2,305          $   158      $  2,521
  Net embedded derivatives within
     liability host contracts (3)........             --                  (83)            (905)         (988)
  Trading liabilities (5)................             57                   --               --            57
                                                 -------             --------          -------      --------
     Total liabilities...................        $   115             $  2,222          $  (747)     $  1,590
                                                 =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the rollforward in the following tables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also includes embedded derivatives of ($72) million.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities, exchange-traded common stock and certain short-term money market securities. As it relates to derivatives, this level includes financial futures including exchange-traded equity and interest rate futures. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, foreign government securities and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of non-redeemable preferred stock and certain equity securities where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain guaranteed interest contracts.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including:
             U.S. and foreign corporate securities -- including below investment grade private placements; residential mortgage-backed securities; commercial mortgage-backed securities; asset backed securities -- including all of those supported by sub-prime mortgage loans; foreign government; U.S. Treasury and agency; and state and political subdivision securities. Equity securities classified as Level 3 securities consist principally of common stock of privately held companies and non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives this category includes: financial forwards including swap spread locks with maturities which extend beyond

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


             observable periods; equity variance swaps with unobservable volatility inputs or that are priced via independent broker quotations; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotes; equity options with unobservable volatility inputs; and interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans, and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                          ---------------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:
                                                              -----------------------------    PURCHASES,
                            BALANCE,     IMPACT OF   BALANCE,                     OTHER          SALES,       TRANSFER IN  BALANCE,
                          DECEMBER 31,   SFAS 157   BEGINNING                 COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    END OF
                              2007     ADOPTION (1) OF PERIOD EARNINGS (2, 3) INCOME (LOSS) SETTLEMENTS (4) OF LEVEL 3 (5)  PERIOD
                          ------------ ------------ --------- --------------- ------------- --------------- -------------- --------
                                                                        (IN MILLIONS)
Fixed maturity
  securities.............    $15,066        $--      $15,066       $ (674)       $(3,763)        $(530)          $681       $10,780
Equity securities........      1,527         --        1,527         (128)          (346)          (54)           (22)          977
Trading securities.......        174         --          174          (26)            --           (32)            --           116
Short-term investments...        149         --          149           (2)            --           (72)            --            75
Net derivatives (6)......        134         (1)         133          (60)            --           (92)            --           (19)
Separate account assets
  (7)....................      1,170         --        1,170          (86)            --           (22)           424         1,486
Net embedded derivatives
  (8)....................         25         30           55        1,631             --            16             --         1,702


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of adoption of SFAS 157 on RGA -- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, results in a total net impact of adoption of SFAS 157 of $13 million as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (9) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in fair value recorded in earnings for Level 3 assets and liabilities:

                                                        TOTAL GAINS AND LOSSES
                                                 ------------------------------------
                                                           CLASSIFICATION OF
                                                  REALIZED/UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN EARNINGS
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  9          $ (683)      $ (674)
Equity securities..............................       --            (128)        (128)
Trading securities.............................      (26)             --          (26)
Short-term investments.........................        1              (3)          (2)
Net derivatives................................       --             (60)         (60)
Net embedded derivatives.......................       --           1,631        1,631


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                                  RELATING TO ASSETS AND LIABILITIES
                                                       HELD AT DECEMBER 31, 2008
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  5          $ (466)      $ (461)
Equity securities..............................       --            (114)        (114)
Trading securities.............................      (18)             --          (18)
Net derivatives................................       --             (93)         (93)
Net embedded derivatives.......................       --           1,632        1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     At December 31, 2008, the Company held $204 million in mortgage loans which are carried at estimated fair value based on independent broker quotations or, if the loans were in foreclosure or are otherwise determined to be collateral dependent, on the value of the underlying collateral of which $188 million was related to impaired mortgage loans held-for-investment and $16 million to certain mortgage loans held-for-sale. These impaired

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


mortgage loans were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such impaired mortgage loans are net impairments of $56 million for the year ended December 31, 2008.

     At December 31, 2008, the Company held $131 million in cost basis other limited partnership interests which were impaired during the year ended December 31, 2008 based on the underlying limited partnership financial statements. These other limited partnership interests were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such other limited partnerships are impairments of $99 million for the year ended December 31, 2008.

20.  RELATED PARTY TRANSACTIONS

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.2 billion, $2.0 billion and $1.9 billion, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements were $667 million, $574 million and $34 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct their activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements were $815 million, $791 million and $657 million for the years ended December 31, 2008, 2007 and 2006, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues was $17 million for both years ended December 31, 2008 and 2007. There was no revenue received from affiliates related to these agreements for the year ended December 31, 2006. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees was $16 million, $16 million and $17 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net payables to affiliates of $229 million and $116 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
8. See Notes 3, 7 and 10 for discussion of additional related party transactions.

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                               (MULTI MANAGER D)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:

                             190 CARONDELET PLAZA
                              ST. LOUIS, MO 63105
                                (800)-685-0124
This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


You may allocate net premiums to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate Net Premiums to the General Account.


A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

                                  PROSPECTUS


                                  MAY 1, 2009


PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                    DWS VARIABLE SERIES I (CLASS A SHARES)
                             DWS International VIP

                    DWS VARIABLE SERIES II (CLASS A SHARES)
                             DWS Money Market VIP

        FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS SHARES)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio
                               Growth Portfolio
                              Index 500 Portfolio
                               Mid Cap Portfolio

                  MET INVESTORS SERIES TRUST (CLASS A SHARES)
                   MFS(R) Emerging Markets Equity Portfolio

                METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
                        Russell 2000(R) Index Portfolio

          MFS(R) VARIABLE INSURANCE TRUST/SM/ (INITIAL CLASS SHARES)


                          MFS(R) Global Equity Series

                             MFS(R) Growth Series


                    PUTNAM VARIABLE TRUST (CLASS IA SHARES)

       Putnam VT Equity Income Fund (formerly Putnam VT New Value Fund)

                           Putnam VT High Yield Fund
                             Putnam VT Income Fund
                       Putnam VT New Opportunities Fund


                            Putnam VT Voyager Fund

                       T. ROWE PRICE EQUITY SERIES, INC.
                         New America Growth Portfolio
                     Personal Strategy Balanced Portfolio

                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                          Limited-Term Bond Portfolio

                               TABLE OF CONTENTS


  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 14
     General Information
     Selection of Charge Structure (Group A, Group B and Group C)
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 18
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance under Certain Group Contracts
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account.................................... 20
     The Company
     Guarantee of Insurance Obligations
     The General Account
  The Separate Account and the Funds..................................... 22
     The Separate Account
     The Funds
  Policy Values.......................................................... 27
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 29
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Rights
     Payment of Benefits at Maturity
     Facsimile and Internet Requests

                 Policy Lapse and Reinstatement........... 38
                    Lapse
                    Reinstatement
                 Charges and Deductions................... 39
                    Transaction Charges
                    Periodic Charges
                    Federal Taxes
                    Variations in Charges
                    Annual Fund Operating Expenses
                 Federal Tax Matters...................... 43
                    Tax Status of the Policy
                    Tax Treatment of Policy Benefits
                 Additional Benefits and Riders........... 48
                 Distribution of the Policies............. 48
                 General Provisions of the Group Contract. 50
                    Issuance
                    Premium Payments
                    Grace Period
                    Termination
                    Right to Examine Group Contract
                    Entire Contract
                    Incontestability
                    Ownership of Group Contract
                 General Matters Relating to the Policy... 51
                    Postponement of Payments
                 State Variations......................... 52
                 Legal Proceedings........................ 52
                 Financial Statements..................... 52
                 Glossary................................. 53

POLICY BENEFITS/RISKS SUMMARY
================================================================================


This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy and our receipt of the returned Policy at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).


TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Values among the Investment Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."

LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Investment Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.


SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Certificate issued in connection with the Group Contract will continue unless the Certificate is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Certificate from lapsing.

If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

Some group contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the succeeding carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK


If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse, or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the employees of the employer (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C").


TRANSACTION CHARGES

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Investment Divisions and the General Account.



                                                     MAXIMUM GUARANTEED AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------
                               WHEN CHARGE IS
          CHARGE                  DEDUCTED          GROUP A          GROUP B         GROUP C
-------------------------------------------------------------------------------------------------
PREMIUM EXPENSE                Upon receipt of
CHARGE                          each premium
                                   payment
..FOR POLICIES ISSUED                               No charge        No charge       No charge
  UNDER GROUP CONTRACTS
..ONLY FOR POLICIES TREATED                       1.00% of each    1.00% of each   1.00% of each
  AS INDIVIDUAL CONTRACTS                           premium          premium         premium
  UNDER OMNIBUS BUDGET                              payment          payment         payment
  RECONCILIATION ACT OF
  1990
-------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE             Upon receipt of   2.25% of each    2.25% of each     No charge
                                each premium        premium          premium
                                   payment          payment          payment
-------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL            Upon each partial  The LESSER of $25 or 2% of the amount withdrawn
CHARGE                         withdrawal from
                                 the Policy
-------------------------------------------------------------------------------------------------
TRANSFER CHARGE               Upon transfer in                $25 per transfer
                                excess of 12
                              in a Policy Year
-------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT      At the time an                       $100
ADMINISTRATIVE CHARGE         accelerated death
                               benefit is paid

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if an Owner purchases any rider(s).


                                                            MAXIMUM GUARANTEED AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------------
                                                           GROUP CONTRACTS ISSUED  GROUP CONTRACTS ISSUED
            CHARGE                WHEN CHARGE IS DEDUCTED   BEFORE 1/1/09/(1)/     ON OR AFTER 1/1/09/(2)/
-------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(3)/     On the Investment Start
(PER $1000 OF NET AMOUNT AT            Date and each
RISK)                               succeeding Monthly
                                        Anniversary
..MINIMUM CHARGE                                                    $0.16               $0.30
..MAXIMUM CHARGE                                                   $31.31               $82.33
..CHARGE FOR AN INSURED,                                            $0.45               $0.92
  ATTAINED AGE 45, ACTIVELY AT
  WORK
-------------------------------------------------------------------------------------------------------------
                                                                  GROUP A          GROUP B       GROUP C
-------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(4)/        On the Investment Start    $6 per Policy per       $0            $0
                                     Date and on each        month during the
                                    succeeding Monthly       first Policy Year
                                        Anniversary            and $3.50 per
                                                            Policy per month in
                                                               renewal years
-------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                 Daily           0.90% (annually) of the net assets of each
CHARGE/(5)/                                                Investment Division of the Separate Account
-------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(6)/             On each Policy                       3.0%
                                        Anniversary

--------
/(1)/Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.

/(2)/Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.


/(3)/Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C"). The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.


/(4)/The maximum administrative charge we can apply to Policies under any Group
     Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.


/(5)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(6)/Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES



                                                                      MAXIMUM GUARANTEED AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------
                                                              GROUP CONTRACTS        GROUP           GROUP CONTRACTS
                                                              ISSUED BEFORE     CONTRACTS ISSUED       ISSUED ON OR
            CHARGE                 WHEN CHARGE IS DEDUCTED     1/1/04/(1)/     1/1/04-12/31/08/(2)/  AFTER 1/1/09/(3)/
----------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(4)/
----------------------------------------------------------------------------------------------------------------------
Waiver of Monthly                  On rider start date and
Deductions Rider                       on each Monthly
                                         Anniversary
..MINIMUM CHARGE
..MAXIMUM CHARGE                                                   $0.01              $0.02                $0.04
..CHARGE FOR AN INSURED,                                           $0.21              $3.76                $9.88
  ATTAINED AGE 45, ACTIVELY AT                                    $0.07              $0.06                $0.11
  WORK
----------------------------------------------------------------------------------------------------------------------
Children's Life Insurance         On rider start date and on                         $0.16
Rider (per $1000 of coverage)            each Monthly
                                         Anniversary
----------------------------------------------------------------------------------------------------------------------
Spouse's Life Insurance           On rider start date and on
Rider (per $1000 of coverage)            each Monthly
..MINIMUM CHARGE                          Anniversary                                 $0.15
..MAXIMUM CHARGE                                                                      $5.16
..CHARGE FOR A SPOUSE,                                                                $0.45
  ATTAINED AGE 45
----------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit                      See "Accelerated Death Benefit Administrative Charge"
Settlement Option Rider                                 in Transaction Charges table above.

--------
/(1)/Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.

/(2)/The charge is calculated by increasing the cost of insurance rates (based on the 1980 CSO Table) by 12%.

/(3)/The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by 12%.

/(4)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2008. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2008. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2008, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   1.36%
--------------------------------------------------------------------------------



FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                        DISTRIBUTION          ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                           AND/OR             FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                             MANAGEMENT   SERVICE     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                            FEE     (12B-1) FEES EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
-----------------------------------------------------------------------------------------------------------
DWS VARIABLE
  SERIES I--CLASS A
   DWS International VIP       0.77%         --       0.24%        --     1.01%       0.05%        0.96%/1/
-----------------------------------------------------------------------------------------------------------
DWS VARIABLE
  SERIES II--CLASS A
   DWS Money Market
     VIP                       0.29%         --       0.17%        --     0.46%       0.02%        0.44%/2/
-----------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS--
  INITIAL CLASS
   Contrafund(R) Portfolio     0.56%         --       0.10%        --     0.66%          --        0.66%
   Equity-Income
     Portfolio                 0.46%         --       0.11%        --     0.57%          --        0.57%
   Freedom 2010 Portfolio         --         --          --     0.56%     0.56%          --        0.56%/3/
   Freedom 2020 Portfolio         --         --          --     0.63%     0.63%          --        0.63%/3/
   Freedom 2030 Portfolio         --         --          --     0.67%     0.67%          --        0.67%/3/
   Growth Portfolio            0.56%         --       0.12%        --     0.68%          --        0.68%
   Index 500 Portfolio         0.10%         --          --        --     0.10%          --        0.10%/4/
   Mid Cap Portfolio           0.56%         --       0.12%        --     0.68%          --        0.68%
-----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTION          ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                          AND/OR             FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                            MANAGEMENT   SERVICE     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                           FEE     (12B-1) FEES EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES
  TRUST--CLASS A
   MFS(R) Emerging
     Markets Equity
     Portfolio                0.98%         --       0.13%        --     1.11%          --        1.11%
----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
  INC.--CLASS A
   Russell 2000(R) Index
     Portfolio                0.25%         --       0.07%     0.01%     0.33%       0.01%        0.32%/5/
----------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
  TRUST/SM/--INITIAL CLASS
   MFS(R) Global Equity
     Series                   1.00%         --       0.36%        --     1.36%       0.21%        1.15%/6/
   MFS(R) Growth Series       0.75%         --       0.08%        --     0.83%          --        0.83%
----------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST--
  CLASS IA
   Putnam VT Equity
     Income Fund              0.65%         --       0.13%     0.02%     0.80%          --        0.80%
   Putnam VT High Yield
     Fund                     0.70%         --       0.12%     0.01%     0.83%          --        0.83%
   Putnam VT Income
     Fund                     0.64%         --       0.11%     0.01%     0.76%          --        0.76%
   Putnam VT New
     Opportunities Fund       0.67%         --       0.09%        --     0.76%          --        0.76%/7/
   Putnam VT Voyager
     Fund                     0.64%         --       0.08%     0.01%     0.73%          --        0.73%
----------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY
  SERIES, INC.
   New America Growth
     Portfolio                0.60%         --       0.08%     0.17%     0.85%          --        0.85%
   Personal Strategy
     Balanced Portfolio       0.61%         --       0.08%     0.17%     0.86%          --        0.86%/8/
----------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED
  INCOME SERIES, INC.
   Limited-Term Bond
     Portfolio                0.55%         --       0.04%     0.11%     0.70%          --        0.70%

--------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

/1/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.96% for Class A and 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

/2 /Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio so that total annual operating expenses of the portfolio will not exceed 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Management Fee has been restated on an annualized basis to reflect fee changes which took effect May 1, 2008. Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be different.

/3/ The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.

/4/ Management fees for the portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the portfolio's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the portfolio manager's part.

/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.

/6/ MFS has agreed in writing to bear the fund's expenses such that Other Expenses, determined without regard to any custodial fee offset, do not exceed 0.15% annually. This written agreement excludes management fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least
     April 30, 2010.

/7/ Other Expenses include estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly.

/8/ To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. See the fund prospectus for additional information.


ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits-Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program. For some Group Contracts or other employer-sponsored insurance program, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or other program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")

SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer) who chooses which charge structure will apply to the Policies issued to the Contractholder's employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per policy administrative charge into an increase in our insurance rates, we must assume an average Policy face amount. If the actual aggregate premiums paid or the actual average Policy face amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group
A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy face amount (for administrative expenses) and the increase is spread across all employees. Therefore, for employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for employees whose face amount is larger than the assumed face amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract-Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.


Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)


Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy and our receipt of the returned Policy at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.


To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-Postponement of Payments.")


Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.


If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the General Account, if applicable, in the same manner as it was deducted.


OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums (other than the initial premium) paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. We will apply the initial premium on the Investment Start Date. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See "Policy Lapse and Reinstatement".)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates (See "Conversion Rights--Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges--Cost of Insurance Rates.) We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE


When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Investment Divisions of the Separate Account and/or, if applicable, the General Account. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive it at our Administrative Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
  . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account-Restrictions on Allocations and Transfers to the General Account.")


Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

THE COMPANY

Metropolitan Life Insurance Company ("MetLife") is a stock life insurance company formed under the laws of the state of New York in 1868; its main office is located at 200 Park Avenue, New York, NY 10166. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. Through its subsidiaries and affiliates,

MetLife is a leading provider of insurance and other financial services to individual and institutional customers. Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is an indirect, wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.


With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.


THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.


Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.


The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED BY the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.


We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account. Death benefit amounts paid from the General Account are subject to the claims paying ability of the Company.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


THE FUNDS


Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.



             FUND                            INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I--
CLASS A
--------------------------------------------------------------------------------------------------------------
DWS International VIP           Seeks long-term growth of capital.              Deutsche Investment
                                                                                Management Americas Inc.
--------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II--
CLASS A
--------------------------------------------------------------------------------------------------------------
DWS Money Market VIP            Seeks maximum current income to the             Deutsche Investment
                                extent consistent with stability of principal.  Management Americas Inc.
--------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS--INITIAL CLASS
--------------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio         Seeks long-term capital appreciation.           Fidelity Management &
                                                                                Research Company
                                                                                Subadviser: FMR Co., Inc.
                                                                                Fidelity Research & Analysis
                                                                                Company
--------------------------------------------------------------------------------------------------------------
Equity-Income Portfolio         Seeks reasonable income. The fund will          Fidelity Management &
                                also consider the potential for capital         Research Company
                                appreciation. The fund's goal is to achieve     Subadviser: FMR Co., Inc.
                                a yield which exceeds the composite yield       Fidelity Research & Analysis
                                on the securities comprising the Standard       Company
                                & Poor's 500SM Index (S&P 500(R)).
--------------------------------------------------------------------------------------------------------------
Freedom 2010 Portfolio          Seeks high total return with a secondary        Strategic Advisers(R), Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
--------------------------------------------------------------------------------------------------------------
Freedom 2020 Portfolio          Seeks high total return with a secondary        Strategic Advisers(R), Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
--------------------------------------------------------------------------------------------------------------
Freedom 2030 Portfolio          Seeks high total return with a secondary        Strategic Advisers(R), Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
--------------------------------------------------------------------------------------------------------------
Growth Portfolio                Seeks to achieve capital appreciation.          Fidelity Management &
                                                                                Research Company
                                                                                Subadviser: FMR Co., Inc.
                                                                                Fidelity Research & Analysis
                                                                                Company
--------------------------------------------------------------------------------------------------------------
Index 500 Portfolio             Seeks investment results that correspond to     Fidelity Management &
                                the total return of common stocks publicly      Research Company
                                traded in the United States, as represented     Subadviser: FMR Co., Inc.
                                by the S&P 500.                                 Geode Capital Management,
                                                                                LLC
--------------------------------------------------------------------------------------------------------------

             FUND                           INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                Seeks long-term growth of capital.          Fidelity Management &
                                                                             Research Company
                                                                             Subadviser: FMR Co., Inc.
                                                                             Fidelity Research & Analysis
                                                                             Company
------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--
CLASS A
------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets          Seeks capital appreciation.                 MetLife Advisers, LLC/(1)/
Equity Portfolio                                                             Subadviser: Massachusetts
                                                                             Financial Services Company
------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
INC.--CLASS A
------------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Portfolio  Seeks to equal the return of the Russell    MetLife Advisers, LLC
                                 2000(R) Index.                              Subadviser: MetLife
                                                                             Investment Advisors
                                                                             Company, LLC
------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
TRUST/SM/--INITIAL CLASS
------------------------------------------------------------------------------------------------------------
MFS(R) Global Equity Series      Seeks capital appreciation.                 Massachusetts Financial
                                                                             Services Company
------------------------------------------------------------------------------------------------------------
MFS(R) Growth Series             Seeks capital appreciation.                 Massachusetts Financial
                                                                             Services Company
------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST--
CLASS IA
------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income          Seeks capital growth and current income.    Putnam Investment
Fund                                                                         Management, LLC
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund        Seeks high current income. Capital growth   Putnam Investment
                                 is a secondary goal when consistent with    Management, LLC
                                 achieving high current income.              Subadviser: Sub-Manager:
                                                                             Putnam Investment Limited
------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund            Seeks high current income consistent with   Putnam Investment
                                 what Putnam Management believes to be       Management, LLC
                                 prudent risk.
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities      Seeks long-term capital appreciation.       Putnam Investment
Fund                                                                         Management, LLC
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund           Seeks capital appreciation.                 Putnam Investment
                                                                             Management, LLC
------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES,
INC.
------------------------------------------------------------------------------------------------------------
New America Growth               Seeks to provide long-term growth of        T. Rowe Price Associates, Inc.
Portfolio                        capital by investing primarily in the
                                 common stocks of companies operating in
                                 sectors T. Rowe Price believes will be the
                                 fastest growing in the U.S.
------------------------------------------------------------------------------------------------------------

           FUND                        INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------
Personal Strategy Balanced   Seeks the highest total return over time,  T. Rowe Price Associates, Inc.
Portfolio                    consistent with an emphasis on both
                             capital growth and income.
-------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES, INC.
-------------------------------------------------------------------------------------------------------
Limited-Term Bond Portfolio  Seeks a high level of income consistent    T. Rowe Price Associates, Inc.
                             with moderate fluctuations in principal
                             value.
-------------------------------------------------------------------------------------------------------

--------

/(1)/Prior to May 1, 2009, Met Investors Advisory, LLC was the investment adviser of Met Investors Series Trust (the "Trust"). On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC, and MetLife Advisers, LLC has now become the investment adviser of the Trust.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS, WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS.
YOU SHOULD READ THESE PROSPECTUSES CAREFULLY AND KEEP THEM FOR FUTURE REFERENCE.


Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners through their indirect investment in the Funds bear the costs of these advisory fees. (See the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE


The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.


CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
  .   interest at the rate of 4% per year; PLUS

  . any excess interest which we credit and any amounts transferred into the General Account; LESS
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.


CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:


  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS

  . units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS

  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS

  . units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS

  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS

  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY

  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

DEATH BENEFIT


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.



An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.


PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in a single sum or under one or more settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office. If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date of the Insured's death to the date we make payment.

Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)



ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $100. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account, (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Investment Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefit--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy and, for certain Policies, between the General Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.

  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Investment Division or the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
  . The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (i.e., DWS International VIP, the Met Investors Series Trust MFS(R) Emerging Markets Equity Portfolio, the Metropolitan Series Fund Russell 2000(R) Index Portfolio, the MFS(R) Global Equity Series and Putnam High Yield Fund--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international and small-cap, and high yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified investment portfolios under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Fund prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES


Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the DWS Money Market VIP Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the DWS Money Market VIP Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


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Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy or the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the General Account on a pro-rata in the proportion that the Policy's Cash Value in each Investment Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the General Account on a pro-rata basis in the proportion that the Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Investment


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

Divisions: (i) each Policy Anniversary; (ii) when a new loan is made;
(iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.


Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions and/or the General Account (described above).


We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.


Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHTS


Conversion Right to a Fixed Benefit Policy. An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.


If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility

GROUP CONTRACTS WITH AUTOMATIC CONTINUATION OF COVERAGE. Under some Group Contracts, as long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Certificate has lapsed and is not in force, the

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

right to reinstate and to convert a lapsed Certificate remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE. Under certain group contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)

If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on

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

the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE


A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will

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


lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.


REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur; and
(iii) risks we assume and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits

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

  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES


Premium Expense Charge. For certain Policies that are deemed to be individual contracts under federal tax laws, we charge 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25% from all Policies. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.

Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES


Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Investment Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.


The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge (if applicable);
  .   the charges for any riders.

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Cost of Insurance Charge.  We assess a monthly cost of insurance charge on each
Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit, for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.


COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in either the 1980 CSO Table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO Table or the 2001 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The maximum administrative charge we can apply to any Policies under any Group Contract can vary but will not exceed $6.00 per Policy per month during the first

Policy Year and $3.50 per Policy per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Polices issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.


Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at a minimum effective annual rate of 5% (our current interest rate is 8% and our current crediting rate is 7.25%).


FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES


The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.


FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Deferred Compensation--A qualified tax adviser should be consulted concerning the application of section 409A when a Policy is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements.

Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period before 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 in 2006-2008, and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

No commissions are paid for the sale of the Policies. However, we may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 2.25% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold or inforce through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold or inforce through your Intermediary during a prior one-year period; and/or (3) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 2.25% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Payments described in this section are not charged directly to Owners or the Separate Account. We intend to recoup these payments and other sales expenses through fees and charges deducted under the Policy or from the General Account of the Company.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance provided by the Certificates will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificate in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. (See "Conversion Rights--Group Contracts with Automatic Continuation of Coverage.") Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================



POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet requests, and or due proof of death of the Insured. We may postpone such payments, however, whenever:


  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company, General American Life Insurance Company and subsidiaries and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiaries should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiaries, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (314-862-4502). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.



EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

HOME OFFICE--200 Park Avenue, New York, NY 10166

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and for the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.


ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and, for Policies with Group A or Group B charge structure, any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.





Investment Company Act of 1940 Registration File No. 811-7534

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                    (DWS-D)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct all correspondence and inquiries to the Administrative Office:

                             190 CARONDELET PLAZA
                              ST. LOUIS, MO 63105
                                (800)-685-0124
This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife", "we," "our", or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement and provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policies are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase


                                  PROSPECTUS


                                  MAY 1, 2009


this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


You may allocate net premiums to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund, which accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.


PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:


                        DWS VARIABLE SERIES I (CLASS A)
                                 DWS Bond VIP
                            DWS Capital Growth VIP
                         DWS Global Opportunities VIP
                            DWS Growth & Income VIP
                             DWS International VIP

                       DWS VARIABLE SERIES II (CLASS A)
                               DWS Balanced VIP
                             DWS Money Market VIP
                           DWS Small Cap Growth VIP

                               TABLE OF CONTENTS


  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 13
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 16
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company............................................................ 18
     The Company
     Guarantee of Insurance Obligations
  The Separate Account and the Funds..................................... 18
     The Separate Account
     The Funds
  Policy Values.......................................................... 22
     Policy Cash Value
     Cash Surrender Value
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 23
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Facsimile and Internet Requests
  Policy Lapse and Reinstatement......................................... 32
     Lapse
     Reinstatement

   Charges and Deductions................................................ 33
      Transaction Charges
      Periodic Charges
      Annual Fund Operating Expenses
   Federal Tax Matters................................................... 37
      Tax Status of the Policy
      Tax Treatment of Policy Benefits
   Additional Benefits and Riders........................................ 42
   Distribution of the Policies.......................................... 42
   General Provisions of the Group Contract.............................. 43
      Issuance
      Premium Payments
      Grace Period
      Termination
      Right to Examine Group Contract
      Entire Contract
      Incontestability
      Ownership of Group Contract
   General Matters Relating to the Policy................................ 45
      Postponement of Payments
   State Variations...................................................... 45
   Legal Proceedings..................................................... 45
   Financial Statements.................................................. 46
   Glossary.............................................................. 47

POLICY BENEFITS/RISKS SUMMARY
================================================================================


This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy and our receipt of the returned Policy at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).


TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Values among the Investment Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you than can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."

LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Investment Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.


SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


ELIGIBILITY CHANGE CONVERSION: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

POLICY RISKS

INVESTMENT RISK


If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charge reflected in the tables.

TRANSACTION CHARGES

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Investment Divisions.



                                                         MAXIMUM GUARANTEED
           CHARGE             WHEN CHARGE IS DEDUCTED     AMOUNT DEDUCTED
-----------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE          Upon receipt of each
                                  premium payment
For Policies issued under                                  0.00% of each
Group Contracts                                           premium payment
Only for policies treated as                               1.00% of each
individual contracts under                                premium payment
Omnibus Budget
Reconciliation Act
-----------------------------------------------------------------------------
PREMIUM TAX CHARGE              Upon receipt of each       2.25% of each
                                  premium payment         premium payment
-----------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE        Upon each partial      The LESSER of $25 or
                                withdrawal from the       2% of the amount
                                       Policy                withdrawn
-----------------------------------------------------------------------------
TRANSFER CHARGE                Upon each transfer in      $25 per transfer
                              excess of 12 in a Policy
                                        Year
-----------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT          At the time an               $100
ADMINISTRATIVE CHARGE            accelerated death
                                  benefit is paid

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                                                             MAXIMUM GUARANTEED
            CHARGE                WHEN CHARGE IS DEDUCTED      AMOUNT DEDUCTED
-----------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)      On the Investment Start
/(PER $1000 OF NET AMOUNT AT         Date and on each
RISK)                               succeeding Monthly
                                        Anniversary
..MINIMUM                                                           $0.16
..MAXIMUM                                                           $31.31
..CHARGE FOR AN INSURED,                                             $0.45
  ATTAINED AGE 45, ACTIVELY AT
  WORK
-----------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/        On the Investment Start   (i) $6 per Policy per
                                     Date and on each      month during the first
                                    succeeding Monthly           Policy Year
                                        Anniversary        (ii) $3.50 per month in
                                                                renewal years
-----------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                 Daily           0.90% (annually) of the
CHARGE/(3)/                                                  net assets of each
                                                           Investment Division of
                                                            the Separate Account
-----------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(4)/             On each Policy                3.0%
                                        Anniversary
-----------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(5)/
-----------------------------------------------------------------------------------
Waiver of Monthly                 On rider start date and
Deductions Rider (per $1.00           on each Monthly
of waived deduction)                    Anniversary
..MINIMUM                                                            $0.01
..MAXIMUM                                                            $0.21
..CHARGE FOR AN INSURED,                                             $0.07
  ATTAINED AGE 45, ACTIVELY
  WORK
-----------------------------------------------------------------------------------
Children's Life Insurance         On rider start date and           $0.16
Rider (per $1000 of                   on each Monthly
coverage)                               Anniversary
-----------------------------------------------------------------------------------
Spouse's Life Insurance           On rider start date and
Rider (per $1000 of                   on each Monthly
coverage)                               Anniversary
..MINIMUM                                                            $0.15
..MAXIMUM                                                            $5.16
..CHARGE FOR A SPOUSE,                                               $0.45
  ATTAINED AGE 45
-----------------------------------------------------------------------------------

                                                      MAXIMUM GUARANTEED
         CHARGE            WHEN CHARGE IS DEDUCTED     AMOUNT DEDUCTED
---------------------------------------------------------------------------
Accelerated Death Benefit  See "Accelerated Death Benefit Administrative
Settlement Option Rider    Charge" in Transaction Charges table above.
---------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.


/(2)/The maximum administrative charge we can apply to Policies under any Group
     Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.


/(3)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(4)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5%, for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

/(5)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.


For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."


FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2008. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2008. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund in the fiscal year ended December 31, 2008, as a percentage of the Fund's average daily net asset in the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.46%   1.11%
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                      DISTRIBUTION          ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                         AND/OR             FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                           MANAGEMENT   SERVICE     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                          FEE     (12B-1) FEES EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
---------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I--
  CLASS A
   DWS Bond VIP              0.39%         --       0.20%      --       0.59%          --          0.59%
   DWS Capital
     Growth VIP              0.37%         --       0.13%      --       0.50%       0.01%       0.49%/1/
   DWS Global
     Opportunities VIP       0.89%         --       0.22%      --       1.11%       0.01%       1.10%/2/
   DWS Growth &
     Income VIP              0.39%         --       0.21%      --       0.60%       0.06%       0.54%/3/
   DWS International VIP     0.77%         --       0.24%      --       1.01%       0.05%       0.96%/4/
---------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II--
  CLASS A
   DWS Balanced VIP          0.36%         --       0.25%      --       0.61%          --       0.61%/5/
   DWS Money
     Market VIP              0.29%         --       0.17%      --       0.46%       0.02%       0.44%/6/
   DWS Small Cap
     Growth VIP              0.55%         --       0.24%      --       0.79%          --       0.79%/5/
---------------------------------------------------------------------------------------------------------

--------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

/1/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.49% for Class A and 0.82% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

/2/ Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.95% for Class A and 1.35% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at ratios no higher than 1.10% for Class A and 1.50% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

/3/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.54% for Class A and 0.87% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

/4/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.96% for Class A and 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

/5/ The Management Fee has been restated on an annualized basis to reflect fee changes which took effect May 1, 2008. Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be different.

/6/ Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio so that total annual operating expenses of the portfolio will not exceed 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Management Fee has been restated on an annualized basis to reflect fee changes which took effect May 1, 2008. Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be different.

ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;

  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.


Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)


Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy and our receipt of the returned Policy at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.


To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions in the same manner as it was deducted.


OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums (other than the initial premium) paid by a Contractholder or designated payor to a Policy as of the Valuation Date we receive the premiums. We will apply the initial premium on the Investment Start Date (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even in the event of Group Contract termination (See "Eligibility Change Conversion"). Individual Insurance also will continue if the employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, But in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE


When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Investment Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive it at our Administrative Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY
================================================================================

THE COMPANY

Metropolitan Life Insurance Company ("MetLife") is a stock life insurance company formed under the laws of the state of New York in 1868; its main office is located at 200 Park Avenue, New York, NY 10166. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. Through its subsidiaries and affiliates, MetLife is a leading provider of insurance and other financial services to individual and institutional customers. Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is an indirect, wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.


With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.


THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The amount of the death benefit that exceeds the Policy's Cash Value is paid from our general account. Death benefit amounts paid from the general account are subject to the claims paying ability of the Company.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


THE FUNDS


Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.


The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.



----------------------------------------------------------------------------------------------------
          FUND                       INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I--
CLASS A
----------------------------------------------------------------------------------------------------
DWS Bond VIP              Seeks to maximize total return consistent    Deutsche Investment
                          with preservation of capital and prudent     Management Americas Inc.
                          investment management, by investing for
                          both current income and capital
                          appreciation.
----------------------------------------------------------------------------------------------------
DWS Capital Growth VIP    Seeks to provide long-term growth of         Deutsche Investment
                          capital.                                     Management Americas Inc.
----------------------------------------------------------------------------------------------------
DWS Global Opportunities  Seeks above-average capital appreciation     Deutsche Investment
VIP                       over the long-term.                          Management Americas Inc.
----------------------------------------------------------------------------------------------------
DWS Growth & Income VIP   Seeks long-term growth of capital, current   Deutsche Investment
                          income and growth of income.                 Management Americas Inc.
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
          FUND                         INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------
DWS International VIP     Seeks long-term growth of capital.               Deutsche Investment
                                                                           Management Americas Inc.
--------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES II--
CLASS A
--------------------------------------------------------------------------------------------------------
DWS Balanced VIP          Seeks high total return, a combination of        Deutsche Investment
                          income and capital appreciation.                 Management Americas Inc.
                                                                           Subadviser: Deutsche Asset
                                                                           Management International
                                                                           GmbH
--------------------------------------------------------------------------------------------------------
DWS Money Market VIP      Seeks maximum current income to the              Deutsche Investment
                          extent consistent with stability of principal.   Management Americas Inc.
--------------------------------------------------------------------------------------------------------
DWS Small Cap Growth VIP  Seeks maximum appreciation of investors'         Deutsche Investment
                          capital.                                         Management Americas Inc.
--------------------------------------------------------------------------------------------------------


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS, WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS.
YOU SHOULD READ THESE PROSPECTUSES CAREFULLY AND KEEP THEM FOR FUTURE REFERENCE.


Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners through their indirect investment in the Funds bear the costs of these advisory fees. (See the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;

  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE


The Cash Value of the Policy equals the sum of all values in the Loan Account and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.


CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:


  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS

  . units purchased via transfers from another Investment Division or the Loan Account; MINUS

  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS

  . units redeemed as part of a transfer to another Investment Division or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS

  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS

  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY

  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.


POLICY BENEFITS
================================================================================

DEATH BENEFIT


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.



An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.


PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in a single sum or under one or more settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office. If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date of the Insured's death to the date we make payment.

Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that

Policy, generally $500,000. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)



ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions (See "General Matters Relating to the Policy--Postponement of Payments."). SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $100. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one

Investment Division is the lesser of $50 or the Policy's Cash Value in that Investment Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Investment Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Investment Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a
Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.

  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Investment Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

Frequent requests from Owners to transfer cash value may dilute the value of a Funds shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Funds share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (E.G., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the DWS Global Opportunities VIP, the DWS International VIP and the DWS Small Cap Growth VIP--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified investment portfolios under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interest in the Contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interest in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Fund prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES


Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the DWS Money Market VIP Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the DWS Money Market VIP Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account on a pro-rata basis in the proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions on a pro-rata basis in the proportion that the Cash Value in each Investment Division bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Investment Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions (described above).


We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY


An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the conversion, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Owner repay any existing indebtedness.


If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract ends because the Group Contract terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under the Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE


A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.


REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur; and
(iii) risks we assume and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES


Premium Expense Charge

For certain policies deemed to be individual contracts under federal tax laws, we charge 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

Monthly Deduction


We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Division on a pro rata basis in the proportion that a Policy's Cash Value in each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.


The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.


Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge


We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


Loan Interest Charge


We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at a minimum effective annual rate of at 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES


The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.


FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009 the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

No commissions are paid for the sale of the Policies. However, we may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such

Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 2.25% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold or inforce through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold or inforce through your Intermediary during a prior one-year period; and/or (3) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 2.25% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Payments described in this section are not charged directly to Owners or the Separate Account. We intend to recoup these payments and other sales expenses through fees and charges deducted under the Policy or from the General Account of the Company.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the

Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================



POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:


  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the general account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company, General American Life Insurance Company and subsidiaries and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiaries should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiaries, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (314-862-4502). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.



EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.


INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-7534

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                              (MULTI MANAGER II)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquires to the Administrative Office:

                             190 CARONDELET PLAZA
                              ST. LOUIS, MO 63105
                                (800)-685-0124
This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," MetLife" "we," "our", or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement and provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policies are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


You may allocate net premiums to the General Account or to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. As noted below, not all Funds are available under all Policies.



                                  PROSPECTUS


                                  MAY 1, 2009


A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through all Policies:

                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                            (INITIAL CLASS SHARES)
                          Asset Manager/SM/ Portfolio
                      Asset Manager: Growth(R) Portfolio
                            Equity-Income Portfolio
                               Growth Portfolio
                             High Income Portfolio
                              Index 500 Portfolio
                        Investment Grade Bond Portfolio
                            Money Market Portfolio
                             Real Estate Portfolio

                METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
                        Russell 2000(R) Index Portfolio

                      MFS(R) VARIABLE INSURANCE TRUST/SM/
                            (INITIAL CLASS SHARES)
                          MFS(R) Global Equity Series

In addition, if you are NOT a Participant in the Group Contract for KPMG LLP, the following Funds are also available through your Policy:

                    PUTNAM VARIABLE TRUST (CLASS 1A SHARES)
                      Putnam VT International Equity Fund

                       T. ROWE PRICE EQUITY SERIES, INC.
                            Equity Income Portfolio
                           Mid-Cap Growth Portfolio
                     Personal Strategy Balanced Portfolio

                               TABLE OF CONTENTS


  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Portfolio Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 13
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 16
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance under Certain Group Contracts
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account.................................... 18
     The Company
     Guarantee of Insurance Obligations
     The General Account
  The Separate Account and the Funds..................................... 20
     The Separate Account
     The Funds
  Policy Values.......................................................... 25
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 26
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Facsimile and Internet Requests

                 Policy Lapse and Reinstatement........... 35
                    Lapse
                    Reinstatement
                 Charges and Deductions................... 36
                    Transaction Charges
                    Periodic Charges
                    Federal Taxes
                    Variations in Charges
                    Annual Fund Operating Expenses
                 Federal Tax Matters...................... 40
                    Tax Status of the Policy
                    Tax Treatment of Policy Benefits
                 Additional Benefits and Riders........... 44
                 Distribution of the Policies............. 45
                 General Provisions of the Group Contract. 46
                    Issuance
                    Premium Payments
                    Grace Period
                    Termination
                    Right to Examine Group Contract
                    Entire Contract
                    Incontestability
                    Ownership of Group Contract
                 General Matters Relating to the Policy... 47
                    Postponement of Payments
                 State Variations......................... 48
                 Legal Proceedings........................ 48
                 Financial Statements..................... 48
                 Glossary................................. 49

POLICY BENEFITS/RISKS SUMMARY
================================================================================


This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy and our receipt of the returned Policy at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).


TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Values among the Investment Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."

LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Investment Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.


SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

Some group contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the succeeding carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK


If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charge reflected in the tables.


TRANSACTION CHARGES

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Investment Divisions and the General Account.



                                                              MAXIMUM GUARANTEED
           CHARGE              WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE           Upon receipt of each
                                   premium payment
For Policies issued under                                       0.00% of each
group Contracts                                                premium payment
Only for Policies treated as                                    1.00% of each
individual contracts                                           premium payment
under Omnibus Budget
Reconciliation Act of 1990
-------------------------------------------------------------------------------------
PREMIUM TAX CHARGE               Upon receipt of each           2.25% of each
                                   premium payment             premium payment
-------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE         Upon each partial       The LESSER of $25 or 2% of
                              withdrawal from the Policy     the amount withdrawn
-------------------------------------------------------------------------------------
TRANSFER CHARGE                Upon transfer in excess         $25 per transfer
                                of 12 in a Policy Year
-------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT     At the time an accelerated             $100
ADMINISTRATIVE CHARGE           death benefit is paid

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                                                                           MAXIMUM GUARANTEED AMOUNT
              CHARGE                    WHEN CHARGE IS DEDUCTED                   DEDUCTED
----------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)/ (PER  On the Investment Start Date and
$1000 OF NET AMOUNT AT RISK)            each succeeding Monthly
                                              Anniversary
.. MINIMUM                                                                            $0.16
.. MAXIMUM                                                                           $31.31
.. CHARGE FOR AN INSURED, ATTAINED                                                    $0.45
  AGE 45, ACTIVELY AT WORK
----------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/          On the Investment Start Date and    $6 per Policy per month during
                                       on each succeeding Monthly     the first Policy Year and $3.50 per
                                              Anniversary                   month in renewal years
----------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                       Daily                0.90% (annually) of the net assets
CHARGE/(3)/                                                           of each Investment Division of the
                                                                               Separate Account
----------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(4)/              On each Policy Anniversary                    3.0%
----------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(5)/
----------------------------------------------------------------------------------------------------------
Waiver of Monthly Deductions            On rider start date and
Rider (per $1.00 of waived            on each Monthly Anniversary
deduction)
.. MINIMUM                                                                            $0.01
.. MAXIMUM                                                                            $0.21
.. CHARGE FOR AN INSURED,                                                             $0.07
  ATTAINED AGE 45, ACTIVELY AT
  WORK
----------------------------------------------------------------------------------------------------------
Children's Life Insurance Rider         On rider start date and                      $0.16
(per $1000 of coverage)               on each Monthly Anniversary
----------------------------------------------------------------------------------------------------------
Spouse's Life Insurance                 On rider start date and
Rider (per $1000 of coverage)         on each Monthly Anniversary
.. MINIMUM                                                                            $0.15
.. MAXIMUM                                                                            $5.16
.. CHARGE FOR A SPOUSE,                                                               $0.45
  ATTAINED AGE 45
----------------------------------------------------------------------------------------------------------
Accelerated Death Benefit           See "Accelerated Death Benefit Administrative Charge" in Transaction
Settlement Option Rider                                     Charges table above.
----------------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/The maximum administrative charge we can apply to Policies under any Group
     Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policies.


/(3)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(4)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

/(5)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.


For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."


FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2008. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2008. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2008, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   1.36%
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                        DISTRIBUTION
                                           AND/OR             ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                          SERVICE             FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                             MANAGEMENT   (12B-1)     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                            FEE         FEES     EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
-----------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS--
  INITIAL CLASS
   Asset Manager/SM
     /Portfolio                0.51%         --       0.12%        --     0.63%          --          0.63%
   Asset Manager:
     Growth(R) Portfolio       0.56%         --       0.18%        --     0.74%          --          0.74%
   Equity-Income Portfolio     0.46%         --       0.11%        --     0.57%          --          0.57%
   Growth Portfolio            0.56%         --       0.12%        --     0.68%          --          0.68%
   High Income Portfolio       0.57%         --       0.14%        --     0.71%          --          0.71%
   Index 500 Portfolio         0.10%         --          --        --     0.10%          --       0.10%/1/
   Investment Grade Bond
     Portfolio                 0.32%         --       0.11%        --     0.43%          --          0.43%
   Money Market Portfolio      0.19%         --       0.10%        --     0.29%          --          0.29%
   Real Estate Portfolio       0.56%         --       0.20%        --     0.76%          --          0.76%
-----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
  INC.--CLASS A
   Russell 2000(R) Index
     Portfolio                 0.25%         --       0.07%     0.01%     0.33%       0.01%       0.32%/2/
-----------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
  TRUST/SM/--INITIAL CLASS
   MFS(R) Global Equity
     Series                    1.00%         --       0.36%        --     1.36%       0.21%       1.15%/3/
-----------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST--
  CLASS IA
   Putnam VT
     International Equity
     Fund                      0.75%         --       0.12%     0.01%     0.88%          --       0.88%/4/
-----------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY
  SERIES, INC.
   Equity Income Portfolio     0.83%         --       0.01%     0.01%     0.85%          --          0.85%
   Mid-Cap Growth
     Portfolio                 0.77%         --       0.03%     0.05%     0.85%          --          0.85%
   Personal Strategy
     Balanced Portfolio        0.61%         --       0.08%     0.17%     0.86%          --       0.86%/5/

--------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

/1/ Management fees for the portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the portfolio's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the portfolio manager's part.

/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.

/3/ MFS has agreed in writing to bear the fund's expenses such that Other Expenses, determined without regard to any custodial fee offset, do not exceed 0.15% annually. This written agreement excludes management fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least
     April 30, 2010.

/4/ "Total Annual Fund Operating Expenses" includes the amount from "Acquired Fund Fees and Expenses" column, which is an estimate of expenses attributable to the fund's investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund's investments in other investment companies and their operating expenses.

/5/ To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. See the fund prospectus for additional information.


ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

For some Group Contracts, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy under a Group Contract, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.


Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)


Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy and our receipt of the returned Policy at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.


To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the General Account in the same manner as it was deducted.


OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums (other than the initial premium) paid by a Contractholder or designated payor to a Policy as of the Valuation Date we receive the premiums. We will apply the initial premium on the Investment Start Date (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See "Policy Lapse and Reinstatement".)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder terminates (See "Conversion Rights--Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE


When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Investment Divisions of the Separate Account and/or, if applicable, the General Account. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive it at our Administrative Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
  . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account--Restrictions on Allocations and Transfers to the General Account.")


Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

THE COMPANY

Metropolitan Life Insurance Company ("MetLife") is a stock life insurance company formed under the laws of the state of New York in 1868; its main office is located at 200 Park Avenue, New York, NY 10166. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. Through its subsidiaries and affiliates, MetLife is a leading provider of insurance and other financial services to individual and institutional customers. Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is an indirect, wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.


With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.


THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.


Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:


  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED BY the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers".)

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus, according to the terms of your Group Contract or your Individual Policy. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account. Death benefit amounts paid from the General Account are subject to the claims paying ability of the Company.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


THE FUNDS


Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.



             FUND                          INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS--INITIAL CLASS
-----------------------------------------------------------------------------------------------------------
 Asset Manager/SM/ Portfolio    Seeks to obtain high total return with        Fidelity Management &
                                reduced risk over the long-term by            Research Company
                                allocating its assets among stocks, bonds,    Subadviser: FMR Co., Inc.
                                and short-term instruments.                   Fidelity Research &
                                                                              Analysis Company
                                                                              Fidelity Investments Money
                                                                              Management, Inc.
-----------------------------------------------------------------------------------------------------------
 Asset Manager: Growth(R)       Seeks to maximize total return by             Fidelity Management &
   Portfolio                    allocating its assets among stocks, bonds,    Research Company
                                short-term instruments, and other             Subadviser: FMR Co., Inc.
                                investments.                                  Fidelity Research &
                                                                              Analysis Company
                                                                              Fidelity Investments Money
                                                                              Management, Inc.
-----------------------------------------------------------------------------------------------------------
 Equity-Income Portfolio        Seeks reasonable income. The fund will        Fidelity Management &
                                also consider the potential for capital       Research Company
                                appreciation. The fund's goal is to achieve   Subadviser: FMR Co., Inc.
                                a yield which exceeds the composite yield     Fidelity Research &
                                on the securities comprising the Standard &   Analysis Company
                                Poor's 500/SM/ Index (S&P 500(R)).
-----------------------------------------------------------------------------------------------------------
 Growth Portfolio               Seeks to achieve capital appreciation.        Fidelity Management &
                                                                              Research Company
                                                                              Subadviser: FMR Co., Inc.
                                                                              Fidelity Research &
                                                                              Analysis Company
-----------------------------------------------------------------------------------------------------------
 High Income Portfolio          Seeks a high level of current income, while   Fidelity Management &
                                also considering growth of capital.           Research Company
                                                                              Subadviser: FMR Co., Inc.
                                                                              Fidelity Research &
                                                                              Analysis Company
-----------------------------------------------------------------------------------------------------------
 Index 500 Portfolio            Seeks investment results that correspond to   Fidelity Management &
                                the total return of common stocks publicly    Research Company
                                traded in the United States, as represented   Subadviser: FMR Co., Inc.
                                by the S&P 500.                               Geode Capital Management,
                                                                              LLC
-----------------------------------------------------------------------------------------------------------
 Investment Grade Bond          Seeks as high a level of current income as    Fidelity Management &
   Portfolio                    is consistent with the preservation of        Research Company
                                capital.                                      Subadviser: Fidelity
                                                                              Investments Money
                                                                              Management, Inc.
                                                                              Fidelity Research &
                                                                              Analysis Company
-----------------------------------------------------------------------------------------------------------

            FUND                         INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------
 Money Market Portfolio       Seeks as high a level of current income as    Fidelity Management &
                              is consistent with preservation of capital    Research Company
                              and liquidity.                                Subadviser: Fidelity
                                                                            Investments Money
                                                                            Management, Inc.
                                                                            Fidelity Research &
                                                                            Analysis Company
---------------------------------------------------------------------------------------------------------
 Real Estate Portfolio        Seeks above-average income and long-term      Fidelity Management &
                              capital growth, consistent with reasonable    Research Company
                              investment risk. The fund seeks to provide    Subadviser: FMR Co., Inc.
                              a yield that exceeds the composite yield of   Fidelity Research &
                              the S&P 500.                                  Analysis Company
---------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
INC.--CLASS A
---------------------------------------------------------------------------------------------------------
 Russell 2000(R) Index        Seeks to equal the return of the Russell      MetLife Advisers, LLC
   Portfolio                  2000(R) Index.                                Subadviser: MetLife
                                                                            Investment Advisors
                                                                            Company, LLC
---------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
TRUST/SM/--INITIAL CLASS
---------------------------------------------------------------------------------------------------------
 MFS(R) Global Equity Series  Seeks capital appreciation.                   Massachusetts Financial
                                                                            Services Company
---------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST--
CLASS IA
---------------------------------------------------------------------------------------------------------
 Putnam VT International      Seeks capital appreciation.                   Putnam Investment
   Equity Fund                                                              Management, LLC
                                                                            Subadviser: Putnam
                                                                            Advisory Company, LLC
                                                                            Sub-Manager: Putnam
                                                                            Investment Limited
---------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES,
INC.
---------------------------------------------------------------------------------------------------------
 Equity Income Portfolio      Seeks to provide substantial dividend         T. Rowe Price Associates,
                              income as well as long-term capital           Inc.
                              appreciation through investments in
                              common stocks of established companies.
---------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Portfolio     Seeks to provide long-term capital            T. Rowe Price Associates,
                              appreciation by investing in mid-cap stocks   Inc.
                              with potential for above-average earnings
                              growth.
---------------------------------------------------------------------------------------------------------
 Personal Strategy Balanced   Seeks the highest total return over time,     T. Rowe Price Associates,
   Portfolio                  consistent with an emphasis on both capital   Inc.
                              growth and income.
---------------------------------------------------------------------------------------------------------




In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS AVAILABLE UNDER YOUR GROUP CONTACT OR INDIVIDUAL POLICY, WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY AND KEEP THEM FOR FUTURE REFERENCE.


Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners through their indirect investment in the Funds bear the costs of these advisory fees. (See the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker- dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE


The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.


CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
  .   interest at the rate of 4% per year; PLUS
  . any excess interest which we credit and any amounts transferred into the General Account; LESS
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.


CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.


Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:


  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS

  . units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS

  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS

  . units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS

  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS

  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY

  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.


POLICY BENEFITS
================================================================================

DEATH BENEFIT


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.


PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in a single sum or under one or more settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office. If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date of the Insured's death to the date we make payment.

Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $100. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the General Account. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Investment Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS


An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy and, for certain Policies, between the General Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "the General Account.") The following terms apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.

  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division or the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the Fidelity(R) VIP High Income Portfolio, the Metropolitan Series Fund Russell 2000(R) Index Portfolio, the MFS(R) Global Equity Series, and Putnam VT

International Equity Fund--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international small-cap, and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified investment portfolios under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Fund prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES


Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the Fidelity VIP Money Market Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Fidelity VIP Money Market Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the General Account on a pro-rata basis in the proportion that the Policy's Cash Value in each Investment Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the General Account on a pro-rata basis in the proportion that the Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Investment
Divisions: (i) each Policy Anniversary; (ii) when a new loan is made;
(iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions and/or the General Account (described above).


We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.


Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY


An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.


If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract ends because the Group Contract terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you opt to convert the Certificate to a personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE


A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.


REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur; and
(iii) risks we assume and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES


Premium Expense Charge. For certain Policies that are deemed to be individual contracts under federal tax laws, we charge 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES


Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Investment Division on a pro rata basis in the proportion that a Policy's Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.


The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.


Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.


Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).


FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES


The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.


FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the

Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009 the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

No commissions are paid for the sale of the Policies. However, we may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 2.25% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold or inforce through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold or inforce through your Intermediary during a prior one-year period; and/or (3) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 2.25% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Payments described in this section are not charged directly to Owners or the Separate Account. We intend to recoup these payments and other sales expenses through fees and charges deducted under the Policy or from the General Account of the company.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================



POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:


  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.


STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================


The financial statements of the Company, General American Life Insurance Company and subsidiaries and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiaries should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiaries, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (314-862-4502). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.



EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.


INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and for the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.


ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-7534

                                    [GRAPHIC]



                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                 (MULTI MANAGER D, MULTI MANAGER II AND DWS-D)
                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                              NEW YORK, NY 10166

                          PARAGON SEPARATE ACCOUNT B
                                 (REGISTRANT)



                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2009


   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. The Certificate and Individual Policy are referred to collectively in this SAI as "Policy" or "Policies."


   This SAI is not a prospectus, and should be read together with the most recent prospectus for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:

                             190 CARONDELET PLAZA
                           ST. LOUIS, MISSOURI 63105
                                (314) 862-2211



                                                              SA B - SAI Direct

                      STATEMENT OF ADDITIONAL INFORMATION


                               TABLE OF CONTENTS


     Additional Policy Information.....................................  3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Cost of Insurance
     Additional Benefits and Riders....................................  6
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies......................................  7
     More Information About the Company................................  7
        The Company
     Other Information.................................................  8
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Independent Registered Public Accounting Firm
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE............... 11

ADDITIONAL POLICY INFORMATION
================================================================================

                                  THE POLICY

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              CLAIMS OF CREDITORS

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

                               INCONTESTABILITY

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              MISSTATEMENT OF AGE

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               SUICIDE EXCLUSION

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  ASSIGNMENT

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Administrative Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  BENEFICIARY


   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner's estate.


                         CHANGING OWNER OR BENEFICIARY

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                        CHANGING DEATH BENEFIT OPTIONS

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; PLUS

  . any net premium payments allocated to the Division during the current Valuation Period; PLUS

  . any loan repayments allocated to the Division during the current Valuation Period; PLUS

  . any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; PLUS

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; PLUS

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; MINUS

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); DIVIDED BY

  .   the value of the assets at the end of the preceding Valuation Period.

                               COST OF INSURANCE


   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates or Individual Policies issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates or Individual Policies issued on or after 1/1/09.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      WAIVER OF MONTHLY DEDUCTIONS RIDER

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        CHILDREN'S LIFE INSURANCE RIDER

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         SPOUSE'S LIFE INSURANCE RIDER

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed.

The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER


   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.


   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

DISTRIBUTION OF THE POLICIES
================================================================================

   Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.

   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

   MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Policies through their registered representatives ("selling firms"). No commissions are paid for the sale of the Policies.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  THE COMPANY

   MetLife is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.

   Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), another subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

   Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

   Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

   Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by GenAmerica Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

OTHER INFORMATION
================================================================================

                        POTENTIAL CONFLICTS OF INTEREST

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              RECORDS AND REPORTS

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements of each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of General American Life Insurance Company and subsidiaries (the "Guarantor") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Guarantor changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1,
2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                            ADDITIONAL INFORMATION

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                             FINANCIAL STATEMENTS


   The Company's financial statements and of General American Life Insurance Company and subsidiaries should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies and of General American Life Insurance Company and subsidiaries, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             APPLICABLE               APPLICABLE
               ATTAINED AGE  PERCENTAGE ATTAINED AGE  PERCENTAGE
               ------------  ---------- ------------  ----------
                   40.......    250%    61...........    128%
                   41.......    243     62...........    126
                   42.......    236     63...........    124
                   43.......    229     64...........    122
                   44.......    222     65...........    120
                   45.......    215     66...........    119
                   46.......    209     67...........    118
                   47.......    203     68...........    117
                   48.......    197     69...........    116
                   49.......    191     70...........    115
                   50.......    185     71...........    113
                   51.......    178     72...........    111
                   52.......    171     73...........    109
                   53.......    164     74...........    107
                   54.......    157     75-90........    105
                   55.......    150     91...........    104
                   56.......    146     92...........    103
                   57.......    142     93...........    102
                   58.......    138     94...........    101
                   59.......    134     95 or older..    100
                   60.......    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

ANNUAL REPORT

DECEMBER 31, 2008





PARAGON SEPARATE ACCOUNT B

OF

METROPOLITAN LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Policy Owners of
Paragon Separate Account B
and the Board of Directors of
Metropolitan Life Insurance Company:




We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Appendix A as of December 31, 2008, the related statements of operations for each of the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2008, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A

MFS Research Bond Division
MFS High Income Division
MFS Money Market Division
MFS Growth Division
MFS Utilities Division
MFS Investors Trust Division
MFS Total Return Division
MFS Research Division
MFS Strategic Income Division
MFS Core Equity Division
MFS New Discovery Division
MFS Investors Growth Stock Division
MFS Global Equity Division
MFS Mid Cap Growth Division
MFS Value Division
Putnam VT Money Market Division
Putnam VT New Opportunities Division
Putnam VT Growth and Income Division
Putnam VT High Yield Division
Putnam VT Diversified Income Division
Putnam VT Global Asset Allocation Division
Putnam VT Voyager Division
Putnam VT Income Division
Putnam VT Global Equity Division
Putnam VT Utilities Growth and Income Division
Putnam VT International Equity Division
Putnam VT International Growth and Income Division
Putnam VT International New Opportunities Division
Putnam VT Investors Division
Putnam VT New Value Division
Putnam VT Vista Division
DWS II Money Market Division
DWS II Balanced Division
DWS II Small Cap Growth Division
DWS International Division
DWS Capital Growth Division
DWS Bond Division
DWS Growth & Income Division
DWS Global Opportunities Division
Fidelity VIP Equity-Income Division
Fidelity VIP Growth Division
Fidelity VIP Index 500 Division
Fidelity VIP Contrafund Division
Fidelity VIP Money Market Division
Fidelity VIP Overseas Division
Fidelity VIP Real Estate Division
Fidelity VIP High Income Division
Fidelity VIP Mid Cap Division
Fidelity VIP Investment Grade Bond Division
Fidelity VIP Value Division
Fidelity VIP Asset Manager: Growth Division

Fidelity VIP Asset Manager Division
Fidelity VIP Freedom 2010 Division
Fidelity VIP Freedom 2020 Division
Fidelity VIP Freedom 2030 Division
T. Rowe Price New America Growth Division
T. Rowe Price Personal Strategy Balanced Division
T. Rowe Price Mid Cap Growth Division
T. Rowe Price Limited-Term Bond Division
T. Rowe Price Equity Income Division
MSF Russell 2000 Index Division
Morgan Stanley Money Market Division
Morgan Stanley High Yield Division
Morgan Stanley Capital Opportunities Division
Morgan Stanley Strategist Division
Morgan Stanley Income Plus Division
Morgan Stanley Dividend Growth Division
Morgan Stanley Global Infrastructure
Division
Morgan Stanley European Equity Division
Morgan Stanley Global Dividend Growth Division
Morgan Stanley Income Builder Division
Morgan Stanley Global Advantage
Division
MIST MFS Emerging Markets Equity Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008


                            MFS RESEARCH BOND MFS HIGH INCOME MFS MONEY MARKET  MFS GROWTH
                                     DIVISION        DIVISION         DIVISION    DIVISION
                            ----------------- --------------- ---------------- -----------
ASSETS:
  Investments at fair value          $ 15,802       $ 117,663         $ 63,277 $ 7,148,762
  Other receivables                        --              --               --          --
  Due from Metropolitan
     Life Insurance Company                --              --               --          --
                            ----------------- --------------- ---------------- -----------
       Total Assets                    15,802         117,663           63,277   7,148,762
                            ----------------- --------------- ---------------- -----------
LIABILITIES:
  Other payables                           --              --               --          --
  Due to Metropolitan
     Life Insurance Company                 3               2               --           5
                            ----------------- --------------- ---------------- -----------
       Total Liabilities                    3               2               --           5
                            ----------------- --------------- ---------------- -----------
NET ASSETS                           $ 15,799       $ 117,661         $ 63,277 $ 7,148,757
                            ================= =============== ================ ===========

The accompanying notes are an integral part of these financial statements.

MFS UTILITIES MFS INVESTORS TRUST MFS TOTAL RETURN MFS RESEARCH MFS STRATEGIC INCOME MFS CORE EQUITY
     DIVISION            DIVISION         DIVISION     DIVISION             DIVISION        DIVISION
------------- ------------------- ---------------- ------------ -------------------- ---------------
     $ 91,273             $ 8,468        $ 299,136    $ 162,331              $ 4,349       $ 211,491
           --                  --               --           --                   --              --
           --                  --               --           --                   --              --
------------- ------------------- ---------------- ------------ -------------------- ---------------
       91,273               8,468          299,136      162,331                4,349         211,491
------------- ------------------- ---------------- ------------ -------------------- ---------------
           --                  --               --           --                   --              --
            1                   4                5           11                   --              10
------------- ------------------- ---------------- ------------ -------------------- ---------------
            1                   4                5           11                   --              10
------------- ------------------- ---------------- ------------ -------------------- ---------------
     $ 91,272             $ 8,464        $ 299,131    $ 162,320              $ 4,349       $ 211,481
============= =================== ================ ============ ==================== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                              MFS INVESTORS                   MFS MID CAP
                            MFS NEW DISCOVERY  GROWTH STOCK MFS GLOBAL EQUITY      GROWTH
                                     DIVISION      DIVISION          DIVISION    DIVISION
                            ----------------- ------------- ----------------- -----------
ASSETS:
  Investments at fair value          $ 99,169     $ 111,541       $ 4,012,378   $ 111,253
  Other receivables                        --            --                --          --
  Due from Metropolitan
     Life Insurance Company                --            --                 5          --
                            ----------------- ------------- ----------------- -----------
       Total Assets                    99,169       111,541         4,012,383     111,253
                            ----------------- ------------- ----------------- -----------
LIABILITIES:
  Other payables                           --            --                --          --
  Due to Metropolitan
     Life Insurance Company                 5            --                --           1
                            ----------------- ------------- ----------------- -----------
       Total Liabilities                    5            --                --           1
                            ----------------- ------------- ----------------- -----------
NET ASSETS                           $ 99,164     $ 111,541       $ 4,012,383   $ 111,252
                            ================= ============= ================= ===========

The accompanying notes are an integral part of these financial statements.

             PUTNAM VT         PUTNAM VT         PUTNAM VT   PUTNAM VT          PUTNAM VT
MFS VALUE MONEY MARKET NEW OPPORTUNITIES GROWTH AND INCOME  HIGH YIELD DIVERSIFIED INCOME
 DIVISION     DIVISION          DIVISION          DIVISION    DIVISION           DIVISION
--------- ------------ ----------------- ----------------- ----------- ------------------
$ 150,307    $ 580,702       $ 4,358,456         $ 211,445 $ 3,470,759          $ 110,527
       --           --                --                --          --                 --
       --           --                --                 8           6                 --
--------- ------------ ----------------- ----------------- ----------- ------------------
  150,307      580,702         4,358,456           211,453   3,470,765            110,527
--------- ------------ ----------------- ----------------- ----------- ------------------
       --           --                --                --          --                 --
        9          114                12                 4           3                  1
--------- ------------ ----------------- ----------------- ----------- ------------------
        9          114                12                 4           3                  1
--------- ------------ ----------------- ----------------- ----------- ------------------
$ 150,298    $ 580,588       $ 4,358,444         $ 211,449 $ 3,470,762          $ 110,526
========= ============ ================= ================= =========== ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            PUTNAM VT GLOBAL                                        PUTNAM VT
                            ASSET ALLOCATION PUTNAM VT VOYAGER PUTNAM VT INCOME GLOBAL EQUITY
                                    DIVISION          DIVISION         DIVISION      DIVISION
                            ---------------- ----------------- ---------------- -------------
ASSETS:
  Investments at fair value        $ 185,166       $ 3,465,230      $ 5,257,551     $ 158,518
  Other receivables                       --                 1                1            --
  Due from Metropolitan
     Life Insurance Company               --                --                2            --
                            ---------------- ----------------- ---------------- -------------
       Total Assets                  185,166         3,465,231        5,257,554       158,518
                            ---------------- ----------------- ---------------- -------------
LIABILITIES:
  Other payables                          --                --               --            --
  Due to Metropolitan
     Life Insurance Company               --                 8               --            --
                            ---------------- ----------------- ---------------- -------------
       Total Liabilities                  --                 8               --            --
                            ---------------- ----------------- ---------------- -------------
NET ASSETS                         $ 185,166       $ 3,465,223      $ 5,257,554     $ 158,518
                            ================ ================= ================ =============

The accompanying notes are an integral part of these financial statements.

                                                 PUTNAM VT         PUTNAM VT
PUTNAM VT UTILITIES            PUTNAM VT     INTERNATIONAL     INTERNATIONAL                       PUTNAM VT
  GROWTH AND INCOME INTERNATIONAL EQUITY GROWTH AND INCOME NEW OPPORTUNITIES PUTNAM VT INVESTORS   NEW VALUE
           DIVISION             DIVISION          DIVISION          DIVISION            DIVISION    DIVISION
------------------- -------------------- ----------------- ----------------- ------------------- -----------
           $ 15,890            $ 192,762          $ 56,231          $ 75,121            $ 13,448 $ 2,431,837
                 --                   --                --                --                  --          --
                 --                    1                --                --                  --           8
------------------- -------------------- ----------------- ----------------- ------------------- -----------
             15,890              192,763            56,231            75,121              13,448   2,431,845
------------------- -------------------- ----------------- ----------------- ------------------- -----------
                 --                   --                --                --                  --          --
                  2                   --                 1                 1                  --          --
------------------- -------------------- ----------------- ----------------- ------------------- -----------
                  2                   --                 1                 1                  --          --
------------------- -------------------- ----------------- ----------------- ------------------- -----------
           $ 15,888            $ 192,763          $ 56,230          $ 75,120            $ 13,448 $ 2,431,845
=================== ==================== ================= ================= =================== ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008


                                                  DWS II                 DWS II SMALL CAP
                            PUTNAM VT VISTA MONEY MARKET DWS II BALANCED           GROWTH
                                   DIVISION     DIVISION        DIVISION         DIVISION
                            --------------- ------------ --------------- ----------------
ASSETS:
  Investments at fair value         $ 7,996 $ 19,486,306       $ 399,594         $ 46,300
  Other receivables                       1       49,582              --               --
  Due from Metropolitan
     Life Insurance Company              --           27              --               --
                            -------- ------ ------------ --------------- ----------------
       Total Assets                   7,997   19,535,915         399,594           46,300
                            -------- ------ ------------ --------------- ----------------
LIABILITIES:
  Other payables                         --           --              --               --
  Due to Metropolitan
     Life Insurance Company               3           --              --               --
                            -------- ------ ------------ --------------- ----------------
       Total Liabilities                  3           --              --               --
                            -------- ------ ------------ --------------- ----------------
NET ASSETS                          $ 7,994 $ 19,535,915       $ 399,594         $ 46,300
                            =============== ============ =============== ================

The accompanying notes are an integral part of these financial statements.

                                                           DWS    DWS GLOBAL  FIDELITY VIP
DWS INTERNATIONAL DWS CAPITAL GROWTH  DWS BOND GROWTH & INCOME OPPORTUNITIES EQUITY-INCOME
         DIVISION           DIVISION  DIVISION        DIVISION      DIVISION      DIVISION
----------------- ------------------ --------- --------------- ------------- -------------
      $ 7,158,081          $ 913,990 $ 205,753       $ 347,158     $ 172,113  $ 13,123,859
               --                 --        --              --            --            --
                6                 --        --              --            --            27
----------------- ------------------ --------- --------------- ------------- -------------
        7,158,087            913,990   205,753         347,158       172,113    13,123,886
----------------- ------------------ --------- --------------- ------------- -------------
               --                 --        --              --            --            --
               --                 --         1               1             1            --
----------------- ------------------ --------- --------------- ------------- -------------
               --                 --         1               1             1            --
----------------- ------------------ --------- --------------- ------------- -------------
      $ 7,158,087          $ 913,990 $ 205,752       $ 347,157     $ 172,112  $ 13,123,886
================= ================== ========= =============== ============= =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008


                            FIDELITY VIP                        FIDELITY VIP FIDELITY VIP
                                  GROWTH FIDELITY VIP INDEX 500   CONTRAFUND MONEY MARKET
                                DIVISION               DIVISION     DIVISION     DIVISION
                            ------------ ---------------------- ------------ ------------
ASSETS:
  Investments at fair value $ 11,741,774           $ 25,293,383 $ 22,784,217  $ 1,718,739
  Other receivables                   --                     --           --            1
  Due from Metropolitan
     Life Insurance Company           38                     76           20            3
                            ------------ ---------------------- ------------ ------------
       Total Assets           11,741,812             25,293,459   22,784,237    1,718,743
                            ------------ ---------------------- ------------ ------------
LIABILITIES:
  Other payables                      --                     --           --           --
  Due to Metropolitan
     Life Insurance Company           --                     --           --           --
                            ------------ ---------------------- ------------ ------------
       Total Liabilities              --                     --           --           --
                            ------------ ---------------------- ------------ ------------
NET ASSETS                  $ 11,741,812           $ 25,293,459 $ 22,784,237  $ 1,718,743
                            ============ ====================== ============ ============

The accompanying notes are an integral part of these financial statements.

                                                                     FIDELITY VIP
                      FIDELITY VIP FIDELITY VIP                        INVESTMENT
FIDELITY VIP OVERSEAS  REAL ESTATE  HIGH INCOME FIDELITY VIP MID CAP   GRADE BOND FIDELITY VIP VALUE
             DIVISION     DIVISION     DIVISION             DIVISION     DIVISION           DIVISION
--------------------- ------------ ------------ -------------------- ------------ ------------------
            $ 205,784    $ 268,950     $ 90,029          $ 1,146,235  $ 1,033,885           $ 96,115
                   --           --           --                   --           --                 --
                    1           --           --                    2           --                 --
--------------------- ------------ ------------ -------------------- ------------ ------------------
              205,785      268,950       90,029            1,146,237    1,033,885             96,115
--------------------- ------------ ------------ -------------------- ------------ ------------------
                   --           --            1                   --           --                 --
                   --           --          159                   --            1                  1
--------------------- ------------ ------------ -------------------- ------------ ------------------
                   --           --          160                   --            1                  1
--------------------- ------------ ------------ -------------------- ------------ ------------------
            $ 205,785    $ 268,950     $ 89,869          $ 1,146,237  $ 1,033,884           $ 96,114
===================== ============ ============ ==================== ============ ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            FIDELITY VIP ASSET FIDELITY VIP ASSET FIDELITY VIP FIDELITY VIP
                               MANAGER: GROWTH            MANAGER FREEDOM 2010 FREEDOM 2020
                                      DIVISION           DIVISION     DIVISION     DIVISION
                            ------------------ ------------------ ------------ ------------
ASSETS:
  Investments at fair value          $ 100,216            $ 2,612    $ 185,045    $ 387,778
  Other receivables                         --                 --          751           --
  Due from Metropolitan
     Life Insurance Company                 --                 --           --        1,830
                            ------------------ ------------------ ------------ ------------
       Total Assets                    100,216              2,612      185,796      389,608
                            ------------------ ------------------ ------------ ------------
LIABILITIES:
  Other payables                            --                 --           --        1,831
  Due to Metropolitan
     Life Insurance Company                156                  1          753           --
                            ------------------ ------------------ ------------ ------------
       Total Liabilities                   156                  1          753        1,831
                            ------------------ ------------------ ------------ ------------
NET ASSETS                           $ 100,060            $ 2,611    $ 185,043    $ 387,777
                            ================== ================== ============ ============

The accompanying notes are an integral part of these financial statements.

FIDELITY VIP      T. ROWE PRICE T. ROWE PRICE PERSONAL  T. ROWE PRICE     T. ROWE PRICE T. ROWE PRICE
FREEDOM 2030 NEW AMERICA GROWTH      STRATEGY BALANCED MID CAP GROWTH LIMITED-TERM BOND EQUITY INCOME
    DIVISION           DIVISION               DIVISION       DIVISION          DIVISION      DIVISION
------------ ------------------ ---------------------- -------------- ----------------- -------------
   $ 394,165        $ 4,322,737           $ 14,017,096       $ 87,774       $ 6,888,820      $ 31,410
          --                 --                     --             --                --            --
         290                 --                     21             --               125            --
------------ ------------------ ---------------------- -------------- ----------------- -------------
     394,455          4,322,737             14,017,117         87,774         6,888,945        31,410
------------ ------------------ ---------------------- -------------- ----------------- -------------
         289                 --                      1             --                --             1
          --                  6                     --             --                --             2
------------ ------------------ ---------------------- -------------- ----------------- -------------
         289                  6                      1             --                --             3
------------ ------------------ ---------------------- -------------- ----------------- -------------
   $ 394,166        $ 4,322,731           $ 14,017,116       $ 87,774       $ 6,888,945      $ 31,407
============ ================== ====================== ============== ================= =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                            MSF RUSSELL 2000 MORGAN STANLEY MORGAN STANLEY        MORGAN STANLEY
                                       INDEX   MONEY MARKET     HIGH YIELD CAPITAL OPPORTUNITIES
                                    DIVISION       DIVISION       DIVISION              DIVISION
                            ---------------- -------------- -------------- ---------------------
ASSETS:
  Investments at fair value      $ 8,790,531      $ 648,071       $ 76,269             $ 840,740
  Other receivables                       --             --             --                    35
  Due from Metropolitan
     Life Insurance Company                7             --             --                    --
                            ---------------- -------------- -------------- ---------------------
       Total Assets                8,790,538        648,071         76,269               840,775
                            ---------------- -------------- -------------- ---------------------
LIABILITIES:
  Other payables                           1             --             --                    --
  Due to Metropolitan
     Life Insurance Company               --             38             --                    32
                            ---------------- -------------- -------------- ---------------------
       Total Liabilities                   1             38             --                    32
                            ---------------- -------------- -------------- ---------------------
NET ASSETS                       $ 8,790,537      $ 648,033       $ 76,269             $ 840,743
                            ================ ============== ============== =====================

The accompanying notes are an integral part of these financial statements.

                                                                                     MORGAN STANLEY
MORGAN STANLEY MORGAN STANLEY  MORGAN STANLEY        MORGAN STANLEY  MORGAN STANLEY GLOBAL DIVIDEND
    STRATEGIST    INCOME PLUS DIVIDEND GROWTH GLOBAL INFRASTRUCTURE EUROPEAN EQUITY          GROWTH
      DIVISION       DIVISION        DIVISION              DIVISION        DIVISION        DIVISION
-------------- -------------- --------------- --------------------- --------------- ---------------
     $ 374,803       $ 68,621       $ 861,574              $ 71,074       $ 600,642       $ 587,697
            --             --              --                    --              --              --
            --             --              20                    --               4               1
-------------- -------------- --------------- --------------------- --------------- ---------------
       374,803         68,621         861,594                71,074         600,646         587,698
-------------- -------------- --------------- --------------------- --------------- ---------------
            --             --              35                    --              --              --
             3             --              --                     2              --              --
-------------- -------------- --------------- --------------------- --------------- ---------------
             3             --              35                     2              --              --
-------------- -------------- --------------- --------------------- --------------- ---------------
     $ 374,800       $ 68,621       $ 861,559              $ 71,072       $ 600,646       $ 587,698
============== ============== =============== ===================== =============== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008


                            MORGAN STANLEY   MORGAN STANLEY MIST MFS EMERGING
                            INCOME BUILDER GLOBAL ADVANTAGE    MARKETS EQUITY
                                  DIVISION         DIVISION          DIVISION
                            -------------- ---------------- -----------------
ASSETS:
  Investments at fair value       $ 53,540        $ 274,721         $ 596,254
  Other receivables                     --               --                --
  Due from Metropolitan
     Life Insurance Company             --               --                --
                            -------------- ---------------- -----------------
       Total Assets                 53,540          274,721           596,254
                            -------------- ---------------- -----------------
LIABILITIES:
  Other payables                        --               --                --
  Due to Metropolitan
     Life Insurance Company              1               --                 2
                            -------------- ---------------- -----------------
       Total Liabilities                 1               --                 2
                            -------------- ---------------- -----------------
NET ASSETS                        $ 53,539        $ 274,721         $ 596,252
                            ============== ================ =================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008


                                           MFS RESEARCH BOND    MFS HIGH INCOME    MFS MONEY MARKET   MFS GROWTH
                                                    DIVISION           DIVISION            DIVISION     DIVISION
                                           -------------------- ------------------ ---------------- ---------------
INVESTMENT INCOME:
      Dividends                                        $ 511           $ 13,758             $ 1,102     $ 20,947
                                           -------------------- ------------------ ---------------- ---------------
EXPENSES:
      Mortality and expense risk
        charges                                          128              1,113                 445       70,858
                                           -------------------- ------------------ ---------------- ---------------
        Total expenses                                   128              1,113                 445       70,858
                                           -------------------- ------------------ ---------------- ---------------
           Net investment income (loss) .                383             12,645                 657      (49,911)
                                           -------------------- ------------------ ---------------- ---------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                         --                 --                  --           --
      Realized gains (losses) on sale of
        investments                                      (79)              (965)                 --      143,134
                                           -------------------- ------------------ ---------------- ---------------
           Net realized gains (losses)                   (79)              (965)                 --      143,134
                                           -------------------- ------------------ ---------------- ---------------
     Change in unrealized gains (losses)
        on investments                                  (864)           (59,162)                 --   (4,311,062)
                                           -------------------- ------------------ ---------------- ---------------
     Net realized and unrealized gains
        (losses) on investments                         (943)           (60,127)                 --   (4,167,928)
                                           -------------------- ------------------ ---------------- ---------------
     Net increase (decrease) in net assets
        resulting from operations                     $ (560)         $ (47,482)              $ 657 $ (4,217,839)
                                           ==================== ================== ================ ===============

The accompanying notes are an integral part of these financial statements.

MFS UTILITIES    MFS INVESTORS TRUST    MFS TOTAL RETURN    MFS RESEARCH    MFS STRATEGIC INCOME    MFS CORE EQUITY
     DIVISION               DIVISION            DIVISION        DIVISION                DIVISION           DIVISION
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
      $ 1,835                  $ 431            $ 10,872         $ 1,144                   $ 306            $ 2,692
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
          919                    285               2,638           1,609                      36              2,446
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
          919                    285               2,638           1,609                      36              2,446
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
          916                    146               8,234            (465)                    270                246
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
       18,997                  3,555              21,533              --                      --                 --
         (835)                (2,887)             (1,902)          1,808                     (66)            (8,446)
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
       18,162                    668              19,631           1,808                     (66)            (8,446)
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
      (75,724)               (14,156)           (115,485)        (93,464)                   (851)          (144,986)
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
      (57,562)               (13,488)            (95,854)        (91,656)                   (917)          (153,432)
---------------- ---------------------- ------------------- --------------- ----------------------- ------------------
    $ (56,646)             $ (13,342)          $ (87,620)      $ (92,121)                 $ (647)        $ (153,186)
================ ====================== =================== =============== ======================= ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                MFS INVESTORS                         MFS MID CAP
                                           MFS NEW DISCOVERY     GROWTH STOCK    MFS GLOBAL EQUITY         GROWTH
                                                    DIVISION         DIVISION             DIVISION       DIVISION
                                           -------------------- ---------------- -------------------- --------------
INVESTMENT INCOME:
      Dividends                                         $ --          $ 1,227             $ 51,955           $ --
                                           -------------------- ---------------- -------------------- --------------
EXPENSES:
      Mortality and expense risk
        charges                                        1,350            1,535               37,432          1,365
                                           -------------------- ---------------- -------------------- --------------
        Total expenses                                 1,350            1,535               37,432          1,365
                                           -------------------- ---------------- -------------------- --------------
           Net investment income (loss) .             (1,350)            (308)              14,523         (1,365)
                                           -------------------- ---------------- -------------------- --------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     39,971           10,024              430,233         25,204
      Realized gains (losses) on sale of
        investments                                  (26,506)           5,342             (105,345)        (2,303)
                                           -------------------- ---------------- -------------------- --------------
           Net realized gains (losses)                13,465           15,366              324,888         22,901
                                           -------------------- ---------------- -------------------- --------------
     Change in unrealized gains (losses)
        on investments                               (95,611)        (102,523)          (2,365,592)      (139,759)
                                           -------------------- ---------------- -------------------- --------------
     Net realized and unrealized gains
        (losses) on investments                      (82,146)         (87,157)          (2,040,704)      (116,858)
                                           -------------------- ---------------- -------------------- --------------
     Net increase (decrease) in net assets
        resulting from operations                  $ (83,496)       $ (87,465)        $ (2,026,181)    $ (118,223)
                                           ==================== ================ ==================== ==============

The accompanying notes are an integral part of these financial statements.

                PUTNAM VT         PUTNAM VT            PUTNAM VT       PUTNAM VT             PUTNAM VT
MFS VALUE    MONEY MARKET NEW OPPORTUNITIES    GROWTH AND INCOME      HIGH YIELD    DIVERSIFIED INCOME
 DIVISION        DIVISION          DIVISION             DIVISION        DIVISION              DIVISION
------------ ------------ -------------------- -------------------- --------------- ---------------------
  $ 2,439        $ 65,373          $ 17,305              $ 6,246       $ 396,196               $ 8,687
------------ ------------ -------------------- -------------------- --------------- ---------------------
    1,410          17,309            43,419                1,911          32,321                 1,040
------------ ------------ -------------------- -------------------- --------------- ---------------------
    1,410          17,309            43,419                1,911          32,321                 1,040
------------ ------------ -------------------- -------------------- --------------- ---------------------
    1,029          48,064           (26,114)               4,335         363,875                 7,647
------------ ------------ -------------------- -------------------- --------------- ---------------------
    8,231              --                --               45,148              --                    --
      722              --           (75,823)             (26,703)       (149,349)                 (889)
------------ ------------ -------------------- -------------------- --------------- ---------------------
    8,953              --           (75,823)              18,445        (149,349)                 (889)
------------ ------------ -------------------- -------------------- --------------- ---------------------
  (82,657)             --        (2,634,316)            (148,338)     (1,451,349)              (56,567)
------------ ------------ -------------------- -------------------- --------------- ---------------------
  (73,704)             --        (2,710,139)            (129,893)     (1,600,698)              (57,456)
------------ ------------ -------------------- -------------------- --------------- ---------------------
$ (72,675)       $ 48,064      $ (2,736,253)          $ (125,558)   $ (1,236,823)            $ (49,809)
============ ============ ==================== ==================== =============== =====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                             PUTNAM VT GLOBAL                                                 PUTNAM VT
                                             ASSET ALLOCATION    PUTNAM VT VOYAGER    PUTNAM VT INCOME    GLOBAL EQUITY
                                                     DIVISION             DIVISION            DIVISION         DIVISION
                                         ----------------------- -------------------- ------------------- ----------------
INVESTMENT INCOME:
      Dividends                                      $ 10,270             $ 12,740           $ 454,837          $ 7,206
                                         ----------------------- -------------------- ------------------- ----------------
EXPENSES:
      Mortality and expense risk
        charges                                         1,909               33,116              48,284            1,915
                                         ----------------------- -------------------- ------------------- ----------------
        Total expenses                                  1,909               33,116              48,284            1,915
                                         ----------------------- -------------------- ------------------- ----------------
           Net investment income (loss)                 8,361              (20,376)            406,553            5,291
                                         ----------------------- -------------------- ------------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                   --                  --               --
      Realized gains (losses) on sale of
        investments                                    (5,848)             (61,951)           (107,342)         (17,017)
                                         ----------------------- -------------------- ------------------- ----------------
           Net realized gains (losses)                 (5,848)             (61,951)           (107,342)         (17,017)
                                         ----------------------- -------------------- ------------------- ----------------
     Change in unrealized gains (losses)
        on investments                               (102,256)          (1,900,986)         (1,978,213)        (137,686)
                                         ----------------------- -------------------- ------------------- ----------------
     Net realized and unrealized gains
        (losses) on investments                      (108,104)          (1,962,937)         (2,085,555)        (154,703)
                                         ----------------------- -------------------- ------------------- ----------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (99,743)        $ (1,983,313)       $ (1,679,002)      $ (149,412)
                                         ======================= ==================== =================== ================

The accompanying notes are an integral part of these financial statements.

                                                       PUTNAM VT            PUTNAM VT
PUTNAM VT UTILITIES               PUTNAM VT        INTERNATIONAL        INTERNATIONAL                              PUTNAM VT
  GROWTH AND INCOME    INTERNATIONAL EQUITY    GROWTH AND INCOME    NEW OPPORTUNITIES    PUTNAM VT INVESTORS       NEW VALUE
           DIVISION                DIVISION             DIVISION             DIVISION               DIVISION        DIVISION
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
            $ 1,259                 $ 7,748              $ 3,203              $ 2,231                   $ 87        $ 62,742
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
                341                   2,332                1,061                  921                    124          21,436
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
                341                   2,332                1,061                  921                    124          21,436
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
                918                   5,416                2,142                1,310                    (37)         41,306
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
                 --                  51,249               29,830                   --                     --         633,144
              2,317                 (47,977)             (45,825)              (1,796)                  (472)       (210,003)
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
              2,317                   3,272              (15,995)              (1,796)                  (472)        423,141
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
            (18,404)               (189,138)             (73,386)             (65,704)                (7,536)     (2,125,123)
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
            (16,087)               (185,866)             (89,381)             (67,500)                (8,008)     (1,701,982)
---------------------- ----------------------- -------------------- -------------------- ---------------------- ---------------
          $ (15,169)             $ (180,450)           $ (87,239)           $ (66,190)              $ (8,045)   $ (1,660,676)
====================== ======================= ==================== ==================== ====================== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                      DWS II                    DWS II SMALL CAP
                                             PUTNAM VT VISTA    MONEY MARKET DWS II BALANCED              GROWTH
                                                    DIVISION        DIVISION        DIVISION            DIVISION
                                         ---------------------- ------------ ------------------ -------------------
INVESTMENT INCOME:
      Dividends                                         $ --       $ 446,918        $ 20,241                $ --
                                         ---------------------- ------------ ------------------ -------------------
EXPENSES:
      Mortality and expense risk
        charges                                           85         129,682           3,752                 490
                                         ---------------------- ------------ ------------------ -------------------
        Total expenses                                    85         129,682           3,752                 490
                                         ---------------------- ------------ ------------------ -------------------
           Net investment income (loss)                  (85)        317,236          16,489                (490)
                                         ---------------------- ------------ ------------------ -------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                         --              --              --                  --
      Realized gains (losses) on sale of
        investments                                   (1,292)             --          (6,273)             (1,535)
                                         ---------------------- ------------ ------------------ -------------------
           Net realized gains (losses)                (1,292)             --          (6,273)             (1,535)
                                         ---------------------- ------------ ------------------ -------------------
     Change in unrealized gains (losses)
        on investments                                (5,780)             --        (164,876)            (40,923)
                                         ---------------------- ------------ ------------------ -------------------
     Net realized and unrealized gains
        (losses) on investments                       (7,072)             --        (171,149)            (42,458)
                                         ---------------------- ------------ ------------------ -------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (7,157)      $ 317,236      $ (154,660)          $ (42,948)
                                         ====================== ============ ================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                    DWS       DWS GLOBAL     FIDELITY VIP
DWS INTERNATIONAL    DWS CAPITAL GROWTH     DWS BOND    GROWTH & INCOME    OPPORTUNITIES    EQUITY-INCOME
         DIVISION              DIVISION     DIVISION           DIVISION         DIVISION         DIVISION
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
        $ 143,668              $ 12,939     $ 12,884           $ 10,152            $ 812        $ 482,049
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
           78,969                 9,012        1,875              3,595            2,107          136,896
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
           78,969                 9,012        1,875              3,595            2,107          136,896
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
           64,699                 3,927       11,009              6,557           (1,295)         345,153
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
        1,868,381                    --           --            119,654           51,918           18,567
         (114,254)                6,338       (4,715)           (31,827)          (2,979)        (606,951)
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
        1,754,127                 6,338       (4,715)            87,827           48,939         (588,384)
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
       (8,279,617)             (464,549)     (51,217)          (319,470)        (223,114)      (9,452,890)
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
       (6,525,490)             (458,211)     (55,932)          (231,643)        (174,175)     (10,041,274)
-------------------- --------------------- ------------ ------------------ ---------------- ----------------
     $ (6,460,791)           $ (454,284)   $ (44,923)        $ (225,086)      $ (175,470)    $ (9,696,121)
==================== ===================== ============ ================== ================ ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                             FIDELITY VIP                               FIDELITY VIP    FIDELITY VIP
                                                   GROWTH    FIDELITY VIP INDEX 500       CONTRAFUND    MONEY MARKET
                                                 DIVISION                  DIVISION         DIVISION        DIVISION
                                         ------------------- ------------------------- ---------------- ------------
INVESTMENT INCOME:
      Dividends                                 $ 148,040                 $ 753,502        $ 327,505        $ 40,625
                                         ------------------- ------------------------- ---------------- ------------
EXPENSES:
      Mortality and expense risk
        charges                                   126,320                   245,933          236,018          10,340
                                         ------------------- ------------------------- ---------------- ------------
        Total expenses                            126,320                   245,933          236,018          10,340
                                         ------------------- ------------------------- ---------------- ------------
           Net investment income (loss)            21,720                   507,569           91,487          30,285
                                         ------------------- ------------------------- ---------------- ------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                      --                   350,992          894,793              --
      Realized gains (losses) on sale of
        investments                                70,144                    28,115         (854,950)             --
                                         ------------------- ------------------------- ---------------- ------------
           Net realized gains (losses)             70,144                   379,107           39,843              --
                                         ------------------- ------------------------- ---------------- ------------
     Change in unrealized gains (losses)
        on investments                        (10,189,851)              (15,555,720)     (16,878,385)             --
                                         ------------------- ------------------------- ---------------- ------------
     Net realized and unrealized gains
        (losses) on investments               (10,119,707)              (15,176,613)     (16,838,542)             --
                                         ------------------- ------------------------- ---------------- ------------
     Net increase (decrease) in net assets
        resulting from operations           $ (10,097,987)            $ (14,669,044)   $ (16,747,055)       $ 30,285
                                         =================== ========================= ================ ============

The accompanying notes are an integral part of these financial statements.

                                                                                 FIDELITY VIP
                         FIDELITY VIP    FIDELITY VIP                              INVESTMENT
FIDELITY VIP OVERSEAS     REAL ESTATE     HIGH INCOME    FIDELITY VIP MID CAP      GRADE BOND    FIDELITY VIP VALUE
             DIVISION        DIVISION        DIVISION                DIVISION        DIVISION              DIVISION
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
              $ 8,490        $ 11,613        $ 10,020                 $ 6,204        $ 52,649               $ 1,779
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
                2,277           3,019             855                   7,552           8,662                 1,202
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
                2,277           3,019             855                   7,552           8,662                 1,202
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
                6,213           8,594           9,165                  (1,348)         43,987                   577
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
               35,615           5,066              --                 120,667           1,022                 5,343
              (31,447)        (57,852)         (7,141)                (29,761)        (17,149)              (26,170)
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
                4,168         (52,786)         (7,141)                 90,906         (16,127)              (20,827)
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
             (179,915)       (135,014)        (30,550)               (614,796)        (74,193)              (75,037)
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
             (175,747)       (187,800)        (37,691)               (523,890)        (90,320)              (95,864)
------------------------ --------------- --------------- ----------------------- --------------- ---------------------
           $ (169,534)     $ (179,206)      $ (28,526)             $ (525,238)      $ (46,333)            $ (95,287)
======================== =============== =============== ======================= =============== =====================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                             FIDELITY VIP ASSET    FIDELITY VIP ASSET    FIDELITY VIP    FIDELITY VIP
                                                MANAGER: GROWTH               MANAGER    FREEDOM 2010    FREEDOM 2020
                                                       DIVISION              DIVISION        DIVISION        DIVISION
                                         ------------------------- --------------------- --------------- ---------------
INVESTMENT INCOME:
      Dividends                                         $ 2,627                  $ 90         $ 6,180        $ 12,787
                                         ------------------------- --------------------- --------------- ---------------
EXPENSES:
      Mortality and expense risk
        charges                                             856                    21             677           2,332
                                         ------------------------- --------------------- --------------- ---------------
        Total expenses                                      856                    21             677           2,332
                                         ------------------------- --------------------- --------------- ---------------
           Net investment income (loss)                   1,771                    69           5,503          10,455
                                         ------------------------- --------------------- --------------- ---------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                            81                    38           6,007          18,998
      Realized gains (losses) on sale of
        investments                                        (514)                 (324)         (1,855)        (14,709)
                                         ------------------------- --------------------- --------------- ---------------
           Net realized gains (losses)                     (433)                 (286)          4,152           4,289
                                         ------------------------- --------------------- --------------- ---------------
     Change in unrealized gains (losses)
        on investments                                  (47,699)                 (908)        (42,425)       (145,415)
                                         ------------------------- --------------------- --------------- ---------------
     Net realized and unrealized gains
        (losses) on investments                         (48,132)               (1,194)        (38,273)       (141,126)
                                         ------------------------- --------------------- --------------- ---------------
     Net increase (decrease) in net assets
        resulting from operations                     $ (46,361)             $ (1,125)      $ (32,770)     $ (130,671)
                                         ========================= ===================== =============== ===============

The accompanying notes are an integral part of these financial statements.

FIDELITY VIP         T. ROWE PRICE    T. ROWE PRICE PERSONAL     T. ROWE PRICE        T. ROWE PRICE    T. ROWE PRICE
FREEDOM 2030    NEW AMERICA GROWTH         STRATEGY BALANCED    MID CAP GROWTH    LIMITED-TERM BOND    EQUITY INCOME
    DIVISION              DIVISION                  DIVISION          DIVISION             DIVISION         DIVISION
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
    $ 11,648                  $ --                 $ 427,094              $ --            $ 280,375            $ 933
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
       2,426                42,901                   129,984               908               52,822              291
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
       2,426                42,901                   129,984               908               52,822              291
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
       9,222               (42,901)                  297,110              (908)             227,553              642
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
      25,622               273,612                   115,065             6,579                   --            1,223
     (28,405)              (30,155)                 (200,963)           (6,287)             (34,513)          (2,974)
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
      (2,783)              243,457                   (85,898)              292              (34,513)          (1,751)
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
    (175,941)           (2,812,204)               (6,203,756)          (58,099)            (149,778)         (15,692)
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
    (178,724)           (2,568,747)               (6,289,654)          (57,807)            (184,291)         (17,443)
--------------- --------------------- ------------------------- ----------------- -------------------- ----------------
  $ (169,502)         $ (2,611,648)             $ (5,992,544)        $ (58,715)            $ 43,262        $ (16,801)
=============== ===================== ========================= ================= ==================== ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                             MSF RUSSELL 2000    MORGAN STANLEY MORGAN STANLEY           MORGAN STANLEY
                                                        INDEX      MONEY MARKET     HIGH YIELD    CAPITAL OPPORTUNITIES
                                                     DIVISION          DIVISION       DIVISION                 DIVISION
                                         ----------------------- -------------- ----------------- ------------------------
INVESTMENT INCOME:
      Dividends                                     $ 133,633          $ 16,985        $ 2,396                  $ 3,324
                                         ----------------------- -------------- ----------------- ------------------------
EXPENSES:
      Mortality and expense risk
        charges                                        79,229             6,236            889                   11,955
                                         ----------------------- -------------- ----------------- ------------------------
        Total expenses                                 79,229             6,236            889                   11,955
                                         ----------------------- -------------- ----------------- ------------------------
           Net investment income (loss)                54,404            10,749          1,507                   (8,631)
                                         ----------------------- -------------- ----------------- ------------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     524,253                --             --                       --
      Realized gains (losses) on sale of
        investments                                  (236,033)               --         (4,771)                   8,293
                                         ----------------------- -------------- ----------------- ------------------------
           Net realized gains (losses)                288,220                --         (4,771)                   8,293
                                         ----------------------- -------------- ----------------- ------------------------
     Change in unrealized gains (losses)
        on investments                             (4,531,416)               --        (22,003)                (772,842)
                                         ----------------------- -------------- ----------------- ------------------------
     Net realized and unrealized gains
        (losses) on investments                    (4,243,196)               --        (26,774)                (764,549)
                                         ----------------------- -------------- ----------------- ------------------------
     Net increase (decrease) in net assets
        resulting from operations                $ (4,188,792)         $ 10,749      $ (25,267)              $ (773,180)
                                         ======================= ============== ================= ========================

The accompanying notes are an integral part of these financial statements.

                                                                                                    MORGAN STANLEY
MORGAN STANLEY    MORGAN STANLEY     MORGAN STANLEY           MORGAN STANLEY     MORGAN STANLEY    GLOBAL DIVIDEND
    STRATEGIST       INCOME PLUS    DIVIDEND GROWTH    GLOBAL INFRASTRUCTURE    EUROPEAN EQUITY             GROWTH
      DIVISION          DIVISION           DIVISION                 DIVISION           DIVISION           DIVISION
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
       $ 3,396           $ 1,713            $ 5,372                    $ 472           $ 22,841           $ 25,043
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
         4,076               786             10,164                      751              7,534              7,376
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
         4,076               786             10,164                      751              7,534              7,376
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
          (680)              927             (4,792)                    (279)            15,307             17,667
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
        46,311                --                 --                   16,396            157,991            174,770
       (28,745)           (4,114)           (23,018)                  (3,372)            (8,137)           (67,492)
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
        17,566            (4,114)           (23,018)                  13,024            149,854            107,278
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
      (141,400)           (7,449)          (468,659)                 (48,833)          (629,178)          (558,180)
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
      (123,834)          (11,563)          (491,677)                 (35,809)          (479,324)          (450,902)
----------------- ----------------- ------------------ ------------------------ ------------------ ------------------
    $ (124,514)        $ (10,636)        $ (496,469)               $ (36,088)        $ (464,017)        $ (433,235)
================= ================= ================== ======================== ================== ==================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2008


                                           MORGAN STANLEY      MORGAN STANLEY    MIST MFS EMERGING
                                           INCOME BUILDER    GLOBAL ADVANTAGE       MARKETS EQUITY
                                                 DIVISION            DIVISION             DIVISION
                                           ----------------- ------------------- --------------------
INVESTMENT INCOME:
      Dividends                                     $ 486             $ 4,916              $ 7,314
                                           ----------------- ------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                       568               3,648                4,069
                                           ----------------- ------------------- --------------------
        Total expenses                                568               3,648                4,069
                                           ----------------- ------------------- --------------------
           Net investment income (loss)               (82)              1,268                3,245
                                           ----------------- ------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                  10,235                  --               49,090
      Realized gains (losses) on sale of
        investments                                (2,375)                214              (33,433)
                                           ----------------- ------------------- --------------------
           Net realized gains (losses)              7,860                 214               15,657
                                           ----------------- ------------------- --------------------
     Change in unrealized gains (losses)
        on investments                            (27,446)           (228,997)            (497,041)
                                           ----------------- ------------------- --------------------
     Net realized and unrealized gains
        (losses) on investments                   (19,586)           (228,783)            (481,384)
                                           ----------------- ------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (19,668)         $ (227,515)          $ (478,139)
                                           ================= =================== ====================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007


                                            MFS RESEARCH BOND             MFS HIGH INCOME           MFS MONEY MARKET
                                                     DIVISION                    DIVISION                   DIVISION
                                    ------------------------- --------------------------- --------------------------
                                        2008          2007         2008           2007        2008           2007
                                    -----------     --------- ------------     ---------- -----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 383         $ 344     $ 12,645       $ 10,267       $ 657        $ 2,267
  Net realized gains (losses)            (79)          (20)        (965)           264          --             --
  Change in unrealized gains
     (losses) on investments            (864)          142      (59,162)        (8,871)         --             --
                                    -----------     --------- ------------     ---------- -----------     ----------
     Net increase (decrease)
       in net assets resulting
       from operations                  (560)          466      (47,482)         1,660         657          2,267
                                    -----------     --------- ------------     ---------- -----------     ----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                6,039         2,733        7,652          6,358      85,200         80,194
  Net transfers (including fixed
     account)                             --            --           --            247          --         (5,421)
  Policy charges                      (3,857)       (3,556)      (7,500)        (7,089)    (83,317)       (78,225)
  Transfers for policy benefits and
     terminations                        542           340          (21)           (16)       (198)            16
                                    -----------     --------- ------------     ---------- -----------     ----------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        2,724          (483)         131           (500)      1,685         (3,436)
                                    -----------     --------- ------------     ---------- -----------     ----------
     Net increase (decrease)
       in net assets                   2,164           (17)     (47,351)         1,160       2,342         (1,169)
NET ASSETS:
  Beginning of period                 13,635        13,652      165,012        163,852      60,935         62,104
                                    -----------     --------- ------------     ---------- -----------     ----------
  End of period                     $ 15,799      $ 13,635    $ 117,661      $ 165,012    $ 63,277       $ 60,935
                                    ===========     ========= ============     ========== ===========     ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                   MFS GROWTH               MFS UTILITIES       MFS INVESTORS TRUST              MFS TOTAL RETURN
                     DIVISION                    DIVISION                  DIVISION                      DIVISION
-----------------------------  -------------------------- ------------------------- -----------------------------
       2008            2007        2008           2007       2008           2007         2008             2007
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
  $ (49,911)      $ (73,676)      $ 916          $ 257      $ 146           $ 63      $ 8,234          $ 7,162
    143,134         277,902      18,162         10,936        668          5,955       19,631          112,028
 (4,311,062)      1,589,894     (75,724)        20,445    (14,156)          (704)    (115,485)        (102,084)
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
 (4,217,839)      1,794,120     (56,646)        31,638    (13,342)         5,314      (87,620)          17,106
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
  3,128,262       2,829,658       5,658          5,159     18,266         17,538       56,728           59,426
    (29,916)         47,683       6,670         96,664         --         (2,589)        (534)          (9,022)
 (1,865,364)     (1,619,712)     (8,101)        (6,984)   (18,471)       (17,415)     (61,300)         (63,346)
   (892,463)       (906,905)        (67)        (2,660)   (33,829)        (8,386)     (15,937)        (632,101)
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
    340,519         350,724       4,160         92,179    (34,034)       (10,852)     (21,043)        (645,043)
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
 (3,877,320)      2,144,844     (52,486)       123,817    (47,376)        (5,538)    (108,663)        (627,937)
 11,026,077       8,881,233     143,758         19,941     55,840         61,378      407,794        1,035,731
-------------- --------------- -----------     ---------- ----------     ---------- ------------     ------------
$ 7,148,757    $ 11,026,077    $ 91,272      $ 143,758    $ 8,464       $ 55,840    $ 299,131        $ 407,794
============== =============== ===========     ========== ==========     ========== ============     =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007



                                                   MFS RESEARCH     MFS STRATEGIC INCOME          MFS CORE EQUITY
                                                       DIVISION                 DIVISION                 DIVISION
                                    --------------------------- ------------------------ ----------------------------
                                         2008           2007       2008          2007         2008            2007
                                    ------------     ---------- ----------     --------- ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (465)        $ (176)     $ 270         $ 209        $ 246        $ (1,784)
  Net realized gains (losses)           1,808          9,602        (66)          (15)      (8,446)         14,631
  Change in unrealized gains
     (losses) on investments          (93,464)        19,380       (851)          (52)    (144,986)         35,374
                                    ------------     ---------- ----------     --------- ------------     -----------
     Net increase (decrease)
       in net assets resulting
       from operations                (92,121)        28,806       (647)          142     (153,186)         48,221
                                    ------------     ---------- ----------     --------- ------------     -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                51,403         48,403      1,684         1,500       28,577          29,593
  Net transfers (including fixed
     account)                          (2,293)        (4,944)        --            (1)      (4,552)        (33,288)
  Policy charges                      (50,393)       (52,086)    (1,882)       (1,680)     (31,661)        (33,395)
  Transfers for policy benefits and
     terminations                          90        (24,099)         6             9      (49,322)        (80,143)
                                    ------------     ---------- ----------     --------- ------------     -----------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        (1,193)       (32,726)      (192)         (172)     (56,958)       (117,233)
                                    ------------     ---------- ----------     --------- ------------     -----------
     Net increase (decrease)
       in net assets                  (93,314)        (3,920)      (839)          (30)    (210,144)        (69,012)
NET ASSETS:
  Beginning of period                 255,634        259,554      5,188         5,218      421,625         490,637
                                    ------------     ---------- ----------     --------- ------------     -----------
  End of period                     $ 162,320      $ 255,634    $ 4,349       $ 5,188    $ 211,481       $ 421,625
                                    ============     ========== ==========     ========= ============     ===========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

         MFS NEW DISCOVERY    MFS INVESTORS GROWTH STOCK               MFS GLOBAL EQUITY          MFS MID CAP GROWTH
                  DIVISION                      DIVISION                        DIVISION                    DIVISION
-------------------------- ----------------------------- ------------------------------- ---------------------------
    2008           2007         2008             2007           2008             2007         2008           2007
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
$ (1,350)      $ (1,934)      $ (308)        $ (1,456)      $ 14,523         $ 58,011     $ (1,365)      $ (1,312)
  13,465         28,949       15,366            2,936        324,888          475,543       22,901         12,045
 (95,611)       (21,755)    (102,523)          32,451     (2,365,592)        (139,741)    (139,759)         8,174
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
 (83,496)         5,260      (87,465)          33,931     (2,026,181)         393,813     (118,223)        18,907
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
  26,182         26,886       19,161           17,702      2,277,923        2,262,746       18,939         18,178
      (5)       (16,872)      (1,427)            (285)      (140,704)         215,300       (1,362)       (19,545)
 (32,125)       (33,343)     (24,302)         (24,590)    (1,181,939)        (966,131)     (13,947)       (14,080)
 (51,277)       (28,394)    (143,368)          (3,396)      (570,792)        (511,495)          (1)        (3,480)
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
 (57,225)       (51,723)    (149,936)         (10,569)       384,488        1,000,420        3,629        (18,927)
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
(140,721)       (46,463)    (237,401)          23,362     (1,641,693)       1,394,233     (114,594)           (20)
 239,885        286,348      348,942          325,580      5,654,076        4,259,843      225,846        225,866
-----------     ---------- ------------     ------------ --------------     ------------ ------------     ----------
$ 99,164      $ 239,885    $ 111,541        $ 348,942    $ 4,012,383      $ 5,654,076    $ 111,252      $ 225,846
=========== ============== ============ ================ ============== ================ ============ ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                    MFS VALUE       PUTNAM VT MONEY MARKET    PUTNAM VT NEW OPPORTUNITIES
                                                     DIVISION                     DIVISION                       DIVISION
                                    ------------------------- ---------------------------- ------------------------------
                                         2008        2007          2008           2007           2008            2007
                                    ------------  ----------  -------------   ------------ -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 1,029          $ 525       $ 48,064       $ 28,669      $ (26,114)      $ (40,674)
  Net realized gains (losses)           8,953          8,443             --             --        (75,823)        173,706
  Change in unrealized gains
     (losses) on investments          (82,657)         5,445             --             --     (2,634,316)        220,656
                                    ------------  ----------  -------------   ------------ -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                (72,675)        14,413         48,064         28,669     (2,736,253)        353,688
                                    ------------  ----------  -------------   ------------ -------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                17,043         12,667        379,447        267,939      1,849,607       1,877,149
  Net transfers (including fixed
     account)                           2,866         20,640        105,582      2,200,784        (76,542)       (447,488)
  Policy charges                      (17,551)       (15,859)      (262,503)      (257,763)    (1,126,705)     (1,048,496)
  Transfers for policy benefits and
     terminations                         (90)        (4,082)    (2,057,849)           593       (481,183)       (449,685)
                                    ------------  ----------  -------------   ------------ -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions         2,268         13,366     (1,835,323)     2,211,553        165,177         (68,520)
                                    ------------  ----------  -------------   ------------ -------------- ---------------
     Net increase (decrease)
       in net assets                  (70,407)        27,779     (1,787,259)     2,240,222     (2,571,076)        285,168
NET ASSETS:
  Beginning of period                 220,705        192,926      2,367,847        127,625      6,929,520       6,644,352
                                    ------------  ----------  -------------   ------------ -------------- ---------------
  End of period                     $ 150,298      $ 220,705      $ 580,588    $ 2,367,847    $ 4,358,444     $ 6,929,520
                                    ============  ==========  =============    =========== ============== ===============

(a) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                                                       PUTNAM VT
   PUTNAM VT GROWTH AND INCOME               PUTNAM VT HIGH YIELD    PUTNAM VT DIVERSIFIED INCOME        GLOBAL ASSET ALLOCATION
                      DIVISION                           DIVISION                        DIVISION                       DIVISION
------------------------------    -------------------------------    ----------------------------   ----------------------------
     2008           2007              2008             2007               2008            2007           2008           2007
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
  $ 4,335       $ 11,320            $ 363,875     $  322,568          $   7,647        $ 17,888        $ 8,361         $ (143)
   18,445        227,609             (149,349)       (40,055)              (889)        (12,970)        (5,848)         4,009
 (148,338)      (240,112)          (1,451,349)      (172,589)           (56,567)          6,500       (102,256)         2,948
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
 (125,558)        (1,183)          (1,236,823)       109,924            (49,809)         11,418        (99,743)         6,814
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
  103,628        146,365            1,769,238      1,768,152             22,723          33,444         42,400         45,021
    7,355       (895,905)            (173,192)      (304,759)            (1,709)       (216,902)          (809)         9,907
  (72,267)       (81,409)          (1,054,189)      (935,541)           (11,494)        (14,931)       (34,808)       (33,363)
  (10,312)       (24,910)            (532,192)      (291,384)              (744)        (59,377)       (27,622)        (5,190)
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
   28,404       (855,859)               9,665        236,468              8,776        (257,766)       (20,839)        16,375
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
  (97,154)      (857,042)          (1,227,158)       346,392            (41,033)       (246,348)      (120,582)        23,189
  308,603      1,165,645            4,697,920      4,351,528            151,559         397,907        305,748        282,559
------------  -------------       --------------  ------------       ------------  --------------   ------------     ----------
$ 211,449      $ 308,603          $ 3,470,762     $4,697,920          $ 110,526       $ 151,559      $ 185,166      $ 305,748
============ ==============       ============== ================    ============  ==============   ============ ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                  PUTNAM VT VOYAGER                PUTNAM VT INCOME        PUTNAM VT GLOBAL EQUITY
                                                           DIVISION                        DIVISION                       DIVISION
                                    -------------------------------   -----------------------------   ----------------------------
                                           2008          2007             2008           2007              2008            2007
                                    --------------  ------------      -------------- --------------   ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ (20,376)    $  (38,138)          $ 406,553      $ 292,415        $ 5,291         $ 8,462
  Net realized gains (losses)           (61,951)        36,392            (107,342)       (16,847)       (17,017)         67,626
  Change in unrealized gains
     (losses) on investments         (1,900,986)       261,721          (1,978,213)        17,286       (137,686)        (20,849)
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
     Net increase (decrease)
       in net assets resulting
       from operations               (1,983,313)       259,975          (1,679,002)       292,854       (149,412)         55,239
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,455,558      1,500,340           1,934,129      2,068,471         47,613          59,757
  Net transfers (including fixed
     account)                          (113,703)      (374,536)            (57,881)      (346,210)       (13,093)       (241,264)
  Policy charges                       (924,920)      (862,349)         (1,224,112)    (1,135,571)       (37,727)        (43,526)
  Transfers for policy benefits and
     terminations                      (283,802)      (482,487)           (479,758)      (561,313)       (13,642)        (11,326)
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
     Net increase (decrease)
       in net assets resulting
       from policy transactions         133,133       (219,032)            172,378         25,377        (16,849)       (236,359)
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
     Net increase (decrease)
       in net assets                 (1,850,180)        40,943          (1,506,624)       318,231       (166,261)       (181,120)
NET ASSETS:
  Beginning of period                 5,315,403      5,274,460           6,764,178      6,445,947        324,779         505,899
                                    --------------  ------------      -------------- --------------   ------------ --- -----------
  End of period                     $ 3,465,223    $ 5,315,403         $ 5,257,554    $ 6,764,178      $ 158,518       $ 324,779
                                    ============== ================   ============== ==============   ============ ===============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

   PUTNAM VT UTILITIES                                         PUTNAM VT INTERNATIONAL       PUTNAM VT INTERNATIONAL
     GROWTH AND INCOME    PUTNAM VT INTERNATIONAL EQUITY             GROWTH AND INCOME             NEW OPPORTUNITIES
              DIVISION                          DIVISION                      DIVISION                      DIVISION
----------------------    ------------------------------    --------------------------    --------------------------
    2008       2007            2008                 2007           2008           2007           2008           2007
-----------  ---------    ------------  ----------------    -----------     ----------    -----------     ----------
   $ 918         $ 570         $ 5,416          $ 12,905        $ 2,142        $ 2,269        $ 1,310          $ 379
   2,317         2,905           3,272           199,555        (15,995)        43,611         (1,796)         7,025
 (18,404)        5,844        (189,138)         (165,345)       (73,386)       (33,925)       (65,704)         7,989
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
 (15,169)        9,319        (180,450)           47,115        (87,239)        11,955        (66,190)        15,393
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
  10,591        10,949          92,199            80,074         23,175         24,576         24,732         25,760
  (1,551)        2,925         (39,357)         (234,102)       (16,950)        10,109         16,244          1,720
  (9,043)       (8,578)        (50,521)          (52,161)       (21,659)       (21,397)       (19,844)       (17,320)
 (28,055)       (4,920)         (7,627)          (19,991)       (26,308)        (5,957)       (21,911)        (9,019)
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
 (28,058)          376          (5,306)         (226,180)       (41,742)         7,331           (779)         1,141
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
 (43,227)        9,695        (185,756)         (179,065)      (128,981)        19,286        (66,969)        16,534
  59,115        49,420         378,519           557,584        185,211        165,925        142,089        125,555
-----------  ---------    ------------  ----------------    ----------- --- ----------    -----------     ----------
$ 15,888      $ 59,115       $ 192,763         $ 378,519       $ 56,230      $ 185,211       $ 75,120      $ 142,089
===========  =========    ============ =================    =========== ==============    ===========     ==========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                       PUTNAM VT INVESTORS          PUTNAM VT NEW VALUE             PUTNAM VT VISTA
                                                  DIVISION                     DIVISION                    DIVISION
                                    ----------------------   --------------------------    ------------------------
                                        2008        2007          2008          2007          2008           2007
                                    -----------  ---------   -----------   ------------    ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (37)       $ (25)     $  41,306       $ 16,403         $ (85)        $ (63)
  Net realized gains (losses)           (472)       1,027        423,141        322,048        (1,292)          141
  Change in unrealized gains
     (losses) on investments          (7,536)      (1,993)    (2,125,123)      (556,097)       (5,780)          204
                                    -----------  ---------   -----------   ------------    ----------  ------------
     Net increase (decrease)
       in net assets resulting
       from operations                (8,045)        (991)    (1,660,676)      (217,646)       (7,157)          282
                                    -----------  ---------   -----------   ------------    ----------  ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                7,710        6,370      1,745,908      1,971,546         4,298         4,576
  Net transfers (including fixed
     account)                          1,738        1,052         46,584         30,400         4,342         1,190
  Policy charges                      (5,132)      (4,419)      (898,377)      (867,569)       (2,902)       (2,399)
  Transfers for policy benefits and
     terminations                       (647)      (2,514)      (287,938)      (348,548)           (2)       (2,705)
                                    -----------  ---------   -----------   -------------    ---------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        3,669          489        606,177        785,829         5,736           662
                                    -----------  ---------   -----------   -------------   ----------  ------------
     Net increase (decrease)
       in net assets                  (4,376)        (502)    (1,054,499)       568,183        (1,421)          944
NET ASSETS:
  Beginning of period                 17,824       18,326      3,486,344      2,918,161         9,415         8,471
                                    -----------  ---------   -----------   ------------    ----------  ------------
  End of period                     $ 13,448     $ 17,824    $ 2,431,845    $ 3,486,344       $ 7,994       $ 9,415
                                    =========== ==========   ===========   ============    ==========  =============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

            DWS II MONEY MARKET             DWS II BALANCED     DWS II SMALL CAP GROWTH             DWS INTERNATIONAL
                       DIVISION                    DIVISION                   DIVISION                      DIVISION
-------------------------------    ------------------------    -----------------------   ----------------------------
        2008            2007          2008           2007          2008         2007           2008          2007
--------------- ---------------    -----------   ----------    -----------  ----------   --------------  ------------
   $ 317,236       $ 501,078         $ 16,489      $ 14,209      $ (490)        $ (823)      $ 64,699     $   195,656
          --              --           (6,273)       15,537      (1,535)        13,785      1,754,127         500,660
          --              --         (164,876)       (7,298)    (40,923)        (6,343)    (8,279,617)        831,173
--------------- ---------------    ------------  ----------    -----------  ----------   -------------- -- ----------
     317,236         501,078         (154,660)       22,448     (42,948)         6,619     (6,460,791)      1,527,489
--------------- ---------------    ------------  ----------    -----------  ----------   -------------- -------------
  43,147,609      34,927,940          109,925       101,258      16,876         22,497      3,892,193       3,533,685
     842,184         563,362             --         (15,336)         --        (48,520)      (516,166)        166,181
 (37,644,350)    (29,732,978)         (88,008)      (83,108)     (7,287)        (7,949)    (1,850,619)     (1,616,305)
  (2,201,694)     (1,282,776)         (34,848)      (15,225)     (1,907)         9,858       (952,538)     (1,307,336)
--------------- ---------------    ------------  ----------    -----------  ----------   -------------- -------------
   4,143,749       4,475,548          (12,931)      (12,411)      7,682        (24,114)       572,870         776,225
--------------- ---------------    ------------  ----------    -----------  ----------   -------------- -------------
   4,460,985       4,976,626         (167,591)       10,037     (35,266)       (17,495)    (5,887,921)      2,303,714
  15,074,930      10,098,304          567,185       557,148      81,566         99,061     13,046,008      10,742,294
--------------- ---------------    ------------  ----------    -----------  -----------  -------------  -------------
$ 19,535,915    $ 15,074,930        $ 399,594     $ 567,185    $ 46,300       $ 81,566    $ 7,158,087   $  13,046,008
=============== ===============    ============ ============== ===========  ========== ==============   =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                               DWS CAPITAL GROWTH                    DWS BOND       DWS GROWTH & INCOME
                                                         DIVISION                    DIVISION                  DIVISION
                                    ----------------------------- --------------------------- -------------------------
                                         2008             2007         2008           2007         2008           2007
                                    ------------ --------------- ------------  ------------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 3,927         $ (1,713)    $ 11,009       $ 13,467      $ 6,557        $ 3,088
  Net realized gains (losses)           6,338           31,334       (4,715)           462       87,827         29,912
  Change in unrealized gains
     (losses) on investments         (464,549)         122,262      (51,217)        (2,967)    (319,470)       (29,519)
                                    ------------ --------------- ------------  ------------- ------------ -------------
     Net increase (decrease)
       in net assets resulting
       from operations               (454,284)         151,883      (44,923)        10,962     (225,086)         3,481
                                    ------------ --------------- ------------  ------------- ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               188,505          186,475       61,946         72,570       89,633         89,072
  Net transfers (including fixed
     account)                             820          (55,377)      (8,327)       (21,028)     (20,561)       (21,284)
  Policy charges                     (146,530)        (143,492)     (35,759)       (32,795)     (81,482)       (83,445)
  Transfers for policy benefits and
     terminations                     (60,142)         (67,864)     (68,348)       (54,519)     (14,826)        (8,766)
                                    ------------ --------------- ------------  ------------- ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions       (17,347)         (80,258)     (50,488)       (35,772)     (27,236)       (24,423)
                                    ------------ --------------- ------------  ------------- ------------ ------------
     Net increase (decrease)
       in net assets                 (471,631)          71,625      (95,411)       (24,810)    (252,322)       (20,942)
NET ASSETS:
  Beginning of period               1,385,621        1,313,996      301,163        325,973      599,479        620,421
                                    ------------ --------------- ------------  ------------- ------------ ------------
  End of period                     $ 913,990      $ 1,385,621    $ 205,752      $ 301,163    $ 347,157      $ 599,479
                                    ============ =============== ============  ============= ============ ============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

  DWS GLOBAL OPPORTUNITIES      FIDELITY VIP EQUITY-INCOME               FIDELITY VIP GROWTH          FIDELITY VIP INDEX 500
                  DIVISION                        DIVISION                          DIVISION                        DIVISION
-------------------------- ------------------------------- --------------------------------- -------------------------------
     2008          2007           2008           2007            2008              2007            2008            2007
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
 $ (1,295)       $ 2,038       $ 345,153       $ 251,444        $ 21,720           $ 9,034       $ 507,569     $ 1,076,981
   48,939         65,922        (588,384)      2,287,283          70,144           428,738         379,107       1,018,230
 (223,114)       (38,027)     (9,452,890)     (2,418,378)    (10,189,851)        3,597,878     (15,555,720)       (469,618)
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
 (175,470)        29,933      (9,696,121)        120,349     (10,097,987)        4,035,650     (14,669,044)      1,625,593
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
   40,469         44,336       6,396,675       6,743,979       7,352,721         6,615,944      11,614,176      11,519,994
  (25,476)       (57,969)       (528,860)       (264,391)        (79,978)          191,535        (549,274)        183,795
  (20,267)       (24,110)     (3,705,922)     (3,544,631)     (4,875,512)       (4,280,598)     (7,522,873)     (6,862,053)
  (23,304)         4,886      (1,548,630)     (1,847,743)     (1,324,228)       (1,238,302)     (2,439,530)     (2,854,784)
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
  (28,578)       (32,857)        613,263       1,087,214       1,073,003         1,288,579       1,102,499       1,986,952
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
 (204,048)        (2,924)     (9,082,858)      1,207,563      (9,024,984)        5,324,229     (13,566,545)      3,612,545
  376,160        379,084      22,206,744      20,999,181      20,766,796        15,442,567      38,860,004      35,247,459
------------ ------------- --------------- --------------- ---------------  ---------------- --------------- ---------------
$ 172,112      $ 376,160    $ 13,123,886    $ 22,206,744    $ 11,741,812      $ 20,766,796    $ 25,293,459    $ 38,860,004
============ ============= =============== =============== ===============  ================ =============== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                              FIDELITY VIP CONTRAFUND     FIDELITY VIP MONEY MARKET    FIDELITY VIP OVERSEAS
                                                             DIVISION                      DIVISION                 DIVISION
                                    --------------------------------- ----------------------------- ------------------------
                                            2008              2007           2008           2007         2008        2007
                                    --------------- ----------------- -------------- -------------- ------------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $ 91,487          $ 83,358       $ 30,285       $ 51,339      $ 6,213        $ 7,485
  Net realized gains (losses)             39,843        10,067,761             --             --        4,168         20,864
  Change in unrealized gains
     (losses) on investments         (16,878,385)       (4,901,133)            --             --     (179,915)        11,448
                                    --------------- ----------------- -------------- -------------- ------------  ----------
     Net increase (decrease)
       in net assets resulting
       from operations               (16,747,055)        5,249,986         30,285         51,339     (169,534)        39,797
                                    --------------- ----------------- -------------- -------------- ------------  ----------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               10,324,869        10,174,279      3,159,227      3,132,339      163,598        175,527
  Net transfers (including fixed
     account)                           (972,182)           37,569        287,986         (6,136)     (19,230)        16,324
  Policy charges                      (5,517,308)       (4,997,407)    (3,042,027)    (2,986,953)     (71,033)       (64,139)
  Transfers for policy benefits and
     terminations                     (2,464,258)       (2,884,946)       (54,398)       (10,712)     (54,907)        (7,215)
                                    --------------- ----------------- -------------- -------------- ------------  ----------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        1,371,121         2,329,495        350,788        128,538       18,428        120,497
                                    --------------- ----------------- -------------- -------------- ------------  ----------
     Net increase (decrease)
       in net assets                 (15,375,934)        7,579,481        381,073        179,877     (151,106)       160,294
NET ASSETS:
  Beginning of period                 38,160,171        30,580,690      1,337,670      1,157,793      356,891        196,597
                                    --------------- ----------------- -------------- -------------- ------------ -----------
  End of period                     $ 22,784,237      $ 38,160,171    $ 1,718,743    $ 1,337,670    $ 205,785      $ 356,891
                                    =============== ================= ============== ============== ============ ===========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                                                                                                      FIDELITY VIP
   FIDELITY VIP REAL ESTATE    FIDELITY VIP HIGH INCOME          FIDELITY VIP MID CAP         INVESTMENT GRADE BOND
                   DIVISION                    DIVISION                      DIVISION                      DIVISION
---------------------------  --------------------------  ----------------------------   --------------------------
     2008            2007        2008            2007           2008           2007           2008            2007
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
  $ 8,594         $ 4,830     $ 9,165         $ 9,709       $ (1,348)       $ 1,064       $ 43,987        $ 27,219
  (52,786)        109,388      (7,141)         (3,864)        90,906         12,171        (16,127)         (3,034)
 (135,014)       (209,978)    (30,550)         (2,900)      (614,796)        10,779        (74,193)         11,510
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
 (179,206)        (95,760)    (28,526)          2,945       (525,238)        24,014        (46,333)         35,695
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
  217,941         246,350     106,613         107,606      1,223,774        328,204        481,506         445,862
  (26,786)        (27,477)        453        (117,394)       256,610        464,421           (979)        459,210
 (104,771)        (97,124)    (81,689)        (69,616)      (518,310)       (93,634)      (402,204)       (344,477)
  (72,291)        (68,435)    (41,204)        (18,155)       (61,304)       (31,580)      (292,284)        (27,585)
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
   14,093          53,314     (15,827)        (97,559)       900,770        667,411       (213,961)        533,010
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
 (165,113)        (42,446)    (44,353)        (94,614)       375,532        691,425       (260,294)        568,705
  434,063         476,509     134,222         228,836        770,705         79,280      1,294,178         725,473
------------ --------------  -------------- -----------  -------------- -------------   -------------- -----------
$ 268,950       $ 434,063    $ 89,869       $ 134,222    $ 1,146,237      $ 770,705    $ 1,033,884     $ 1,294,178
============ ==============  ============== ===========  ============== =============   ============== ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007


                                                                             FIDELITY VIP
                                            FIDELITY VIP VALUE      ASSET MANAGER: GROWTH  FIDELITY VIP ASSET MANAGER
                                                      DIVISION                   DIVISION                    DIVISION
                                    -------------------------- -------------------------- ---------------------------
                                        2008           2007         2008          2007       2008               2007
                                    ------------ ------------  -------------- ----------  ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 577           $ (5)     $ 1,771       $  3,383       $ 69               $ 9
  Net realized gains (losses)        (20,827)        17,587         (433)           138       (286)               --
  Change in unrealized gains
     (losses) on investments         (75,037)       (18,175)     (47,699)        10,873       (908)                5
                                    ------------ ------------  -------------- ----------   ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from operations               (95,287)          (593)     (46,361)        14,394     (1,125)               14
                                    ------------ ------------  -------------- ----------   ------------ ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               97,784        101,327       32,987          1,332     28,881               339
  Net transfers (including fixed
     account)                         (7,517)        (9,000)      16,334         33,133      2,497                --
  Policy charges                     (43,078)       (36,509)     (29,138)        (1,240)   (27,952)               (2)
  Transfers for policy benefits and
     terminations                    (39,489)          (543)        (183)            21        (42)                1
                                    ------------ ------------  -------------- ----------   ------------ ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions        7,700         55,275       20,000         33,246      3,384               338
                                    ------------ ------------  -------------- ----------   ------------ ------------
     Net increase (decrease)
       in net assets                 (87,587)        54,682      (26,361)        47,640      2,259               352
NET ASSETS:
  Beginning of period                183,701        129,019      126,421         78,781        352                --
                                    ------------ ------------  -------------- ----------   ------------ ------------
  End of period                     $ 96,114      $ 183,701    $ 100,060      $ 126,421    $ 2,611             $ 352
                                    ============ ============  ============== ===========  ==========   ============

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

                                                                                                       T. ROWE PRICE
FIDELITY VIP FREEDOM 2010      FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030             NEW AMERICA GROWTH
                 DIVISION                       DIVISION                     DIVISION                       DIVISION
-------------------------   ----------------------------  ---------------------------  -----------------------------
     2008         2007 (A)        2008         2007 (A)        2008         2007 (A)          2008           2007
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  $ 5,503           $ 340     $ 10,455         $ 2,981      $ 9,222         $ 2,735      $ (42,901)     $ (46,576)
    4,152             297        4,289           3,682       (2,783)          4,041        243,457        848,652
  (42,425)           (363)    (145,415)         (4,045)    (175,941)         (4,872)    (2,812,204)       (71,455)
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  (32,770)            274     (130,671)          2,618     (169,502)          1,904     (2,611,648)       730,621
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  212,757          20,092      624,977         119,226      635,457         166,693      2,373,253      2,239,877
   79,842           2,556      (11,030)         73,337       55,321          21,859        (95,919)      (182,088)
 (104,073)         (7,260)    (254,970)        (24,700)    (260,467)        (32,103)    (1,417,503)    (1,253,424)
   13,942            (317)      (7,267)         (3,743)     (24,771)           (225)      (476,486)      (604,658)
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  202,468          15,071      351,710         164,120      405,540         156,224        383,345        199,707
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
  169,698          15,345      221,039         166,738      236,038         158,128     (2,228,303)       930,328
   15,345              --      166,738              --      158,128              --      6,551,034      5,620,706
------------ -------------  --------------  ------------  ------------ --------------  -------------- --------------
$ 185,043        $ 15,345    $ 387,777       $ 166,738    $ 394,166       $ 158,128    $ 4,322,731    $ 6,551,034
============ =============== ============ =============== ============ =============== ============== ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007


                                                      T. ROWE PRICE
                                         PERSONAL STRATEGY BALANCED   T. ROWE PRICE MID CAP GROWTH   T. ROWE PRICE LIMITED-TERM BOND
                                                           DIVISION                       DIVISION                         DIVISION
                                    -------------------------------  ----------------------------- --------------------------------
                                            2008          2007           2008             2007             2008            2007
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 297,110       $ 275,023      $ (908)             $ (659)     $ 227,553           $ 218,591
  Net realized gains (losses)            (85,898)      2,202,730         292              18,216        (34,513)            (23,627)
  Change in unrealized gains
     (losses) on investments          (6,203,756)     (1,289,665)    (58,099)                663       (149,778)             87,349
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                (5,992,544)      1,188,088     (58,715)             18,220         43,262             282,313
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                6,093,056       6,580,153      27,809              32,551      2,401,094           2,327,897
  Net transfers (including fixed
     account)                           (488,598)        (90,464)     (3,755)             25,801        344,009            (188,440)
  Policy charges                      (3,542,532)     (3,236,277)    (16,965)            (17,732)    (1,484,394)         (1,250,456)
  Transfers for policy benefits and
     terminations                     (1,791,654)     (1,919,133)    (10,345)             (1,037)      (878,586)           (672,751)
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions          270,272       1,334,279      (3,256)             39,583        382,123             216,250
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
     Net increase (decrease)
       in net assets                  (5,722,272)      2,522,367     (61,971)             57,803        425,385             498,563
NET ASSETS:
  Beginning of period                 19,739,388      17,217,021     149,745              91,942      6,463,560           5,964,997
                                    --------------- ---------------  ------------- ---------------  -------------- ----------------
  End of period                     $ 14,017,116    $ 19,739,388    $ 87,774           $ 149,745    $ 6,888,945         $ 6,463,560
                                    =============== ===============  ============= ===============  ============== ================

(a) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

   T. ROWE PRICE EQUITY INCOME            MSF RUSSELL 2000 INDEX     MORGAN STANLEY MONEY MARKET     MORGAN STANLEY HIGH YIELD
                      DIVISION                          DIVISION                        DIVISION                      DIVISION
------------------------------  --------------------------------  ------------------------------  ----------------------------
    2008               2007           2008              2007            2008           2007          2008             2007
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
   $ 642              $ 425       $ 54,404          $ 15,903       $     10,749       $ 30,327     $ 1,507          $ 5,895
  (1,751)             4,620        288,220         1,134,708                 --             --      (4,771)          (5,184)
 (15,692)            (4,137)    (4,531,416)       (1,454,331)                --             --     (22,003)           1,975
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
 (16,801)               908     (4,188,792)         (303,720)            10,749         30,327     (25,267)           2,686
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
  15,123             17,087      5,105,906         5,751,946            558,583        613,382      29,537           27,065
     (28)             3,010       (102,483)         (604,656)           (30,538)        (2,321)     (1,982)          50,577
 (10,383)           (10,655)    (2,802,298)       (2,576,328)          (532,471)      (530,191)    (28,698)         (27,439)
  (3,446)              (506)      (745,515)       (1,114,781)          (153,560)       (67,660)     (8,507)          (6,169)
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
   1,266              8,936      1,455,610         1,456,181           (157,986)        13,210      (9,650)          44,034
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
 (15,535)             9,844     (2,733,182)        1,152,461           (147,237)        43,537     (34,917)          46,720
  46,942             37,098     11,523,719        10,371,258            795,270        751,733     111,186           64,466
----------- -----------------   ------------- -----------------   --------------- -------------  ------------  -------------
$ 31,407           $ 46,942     $8,790,537      $ 11,523,719          $ 648,033      $ 795,270    $ 76,269        $ 111,186
=========== =================   ============= =================   =============== =============  ============  =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                  MORGAN STANLEY
                                           CAPITAL OPPORTUNITIES     MORGAN STANLEY STRATEGIST    MORGAN STANLEY INCOME PLUS
                                                        DIVISION                      DIVISION                      DIVISION
                                    ----------------------------  ----------------------------   ---------------------------
                                           2008           2007          2008            2007          2008            2007
                                    -------------- -------------  --------------   -----------   ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ (8,631)        $ (5,436)      $ (680)       $  11,016        $ 927           $ 4,031
  Net realized gains (losses)           8,293          107,887       17,566           83,095       (4,114)             (174)
  Change in unrealized gains
     (losses) on investments         (772,842)         158,308     (141,400)         (49,283)      (7,449)              645
                                    -------------- -------------  --------------   -----------   ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations               (773,180)         260,759     (124,514)          44,828      (10,636)            4,502
                                    -------------- -------------  --------------   -----------   ------------- -------------
POLICY TRANSACTIONS:
  Premium purchase payments
     received from contract owners    532,209          519,418      135,159          135,016       29,248            26,029
  Net transfers (including fixed
     account)                           4,934           18,066       21,183          (16,396)     (19,434)              775
  Policy maintenance charges         (471,930)        (461,658)    (136,698)        (138,703)     (22,655)          (20,819)
  Transfers for policy benefits and
     terminations                     (95,763)        (149,053)     (47,604)        (151,867)      (3,448)             (505)
                                    -------------- -------------  --------------   -----------   ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from capital transactions      (30,550)         (73,227)     (27,960)        (171,950)     (16,289)            5,480
                                    -------------- -------------  --------------   -----------   ------------- -------------
     Net increase (decrease)
       in net assets                 (803,730)         187,532     (152,474)        (127,122)     (26,925)            9,982
NET ASSETS:
  Beginning of period               1,644,473        1,456,941      527,274          654,396       95,546            85,564
                                    -------------- -------------  --------------   -----------   ------------- -------------
  End of period                     $ 840,743      $ 1,644,473    $ 374,800        $ 527,274     $ 68,621          $ 95,546
                                    ============   =============  ==============   ===========   ============= =============

(a) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                               MORGAN STANLEY                                                MORGAN STANLEY
 MORGAN STANLEY DIVIDEND GROWTH         GLOBAL INFRASTRUCTURE      MORGAN STANLEY EUROPEAN EQUITY    GLOBAL DIVIDEND GROWTH
                       DIVISION                      DIVISION                            DIVISION                  DIVISION
-------------------------------    --------------------------   ---------------------------------   -----------------------
     2008                 2007        2008           2007         2008                 2007         2008             2007
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
 $ (4,792)             $ 5,129         $ (279)         $ 910        $ 15,307              $ 7,436     $ 17,667     $ 11,064
  (23,018)             105,983         13,024         26,130         149,854               85,279      107,278      208,021
 (468,659)             (58,586)       (48,833)       (11,299)       (629,178)              51,310     (558,180)    (154,390)
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
 (496,469)              52,526        (36,088)        15,741        (464,017)             144,025     (433,235)      64,695
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
  509,140              504,245         24,725         26,192         135,621              192,328      339,148      359,092
   (9,910)             (80,317)        14,732         11,825          27,587              (30,351)      (3,105)       7,551
 (440,173)            (448,141)       (26,966)       (25,588)       (122,802)            (151,310)    (299,762)    (322,157)
  (61,778)            (243,364)          (228)       (21,726)        (34,618)             (77,212)     (77,313)    (124,225)
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
   (2,721)            (267,577)        12,263         (9,297)          5,788              (66,545)     (41,032)     (79,739)
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
 (499,190)            (215,051)       (23,825)         6,444        (458,229)              77,480     (474,267)     (15,044)
1,360,749            1,575,800         94,897         88,453       1,058,875              981,395    1,061,965    1,077,009
------------   ----------------    ------------- ------------   --------------  -----------------   ------------ ----------
$ 861,559          $ 1,360,749       $ 71,072       $ 94,897       $ 600,646          $ 1,058,875    $ 587,698   $1,061,965
============   =================   ============= ============   ==============  =================   ============ ==========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                                                         MIST MFS
                                     MORGAN STANLEY INCOME BUILDER     MORGAN STANLEY GLOBAL ADVANTAGE    EMERGING MARKETS EQUITY
                                                          DIVISION                            DIVISION                   DIVISION
                                    ------------------------------    --------------------------------    -----------------------
                                        2008                 2007             2008              2007           2008      2007 (A)
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ (82)             $ 1,452          $ 1,268             $ 101          $ 3,245      $ (596)
  Net realized gains (losses)          7,860                7,385              214            35,965           15,657      16,341
  Change in unrealized gains
     (losses) on investments         (27,446)              (7,216)        (228,997)           35,486         (497,041)     19,057
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
     Net increase (decrease)
       in net assets resulting
       from operations               (19,668)               1,621         (227,515)           71,552         (478,139)     34,802
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
POLICY TRANSACTIONS:
  Premium purchase payments
     received from contract owners    16,011               15,713          136,733           134,445          968,641      87,213
  Net transfers (including fixed
     account)                           (381)               7,377           (3,085)           33,204          143,873     235,776
  Policy maintenance charges         (15,235)             (15,126)        (104,863)         (109,429)        (302,664)    (23,732)
  Transfers for policy benefits and
     terminations                     (3,678)                (687)         (57,566)          (37,767)         (62,493)     (7,025)
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
     Net increase (decrease)
       in net assets resulting
       from capital transactions      (3,283)               7,277          (28,781)           20,453          747,357     292,232
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
     Net increase (decrease)
       in net assets                 (22,951)               8,898         (256,296)           92,005          269,218     327,034
NET ASSETS:
  Beginning of period                 76,490               67,592          531,017           439,012          327,034          --
                                    ---------------  -------------    --------------- -----------------   ------------ ----------
  End of period                     $ 53,539             $ 76,490        $ 274,721         $ 531,017        $ 596,252     327,034
                                    ===============  =============    =============== =================   ============ ==========

(a) For the period April 30, 2007 to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

MFS Variable Insurance Trust ("MFS")
Putnam Variable Trust ("Putnam VT")
DWS Variable Series II ("DWS II")
DWS Variable Series I ("DWS")
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
T. Rowe Price Fixed Income Series, Inc. ("T. Rowe Price")
T. Rowe Price Equity Series, Inc. ("T. Rowe Price")
Metropolitan Series Fund, Inc. ("MSF")*
Morgan Stanley Variable Investment Series ("Morgan Stanley")
Met Investors Series Trust ("MIST")*

* See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions were available for investment as of December 31, 2008:

MFS Research Bond Division
MFS High Income Division
MFS Money Market Division
MFS Growth Division
MFS Utilities Division
MFS Investors Trust Division
MFS Total Return Division
MFS Research Division
MFS Strategic Income Division
MFS Core Equity Division
MFS New Discovery Division
MFS Investors Growth Stock Division
MFS Global Equity Division
MFS Mid Cap Growth Division
MFS Value Division
Putnam VT Money Market Division
Putnam VT New Opportunities Division
Putnam VT Growth and Income Division

Putnam VT High Yield Division
Putnam VT Diversified Income Division
Putnam VT Global Asset Allocation Division
Putnam VT Voyager Division
Putnam VT Income Division
Putnam VT Global Equity Division
Putnam VT Utilities Growth and Income Division
Putnam VT International Equity Division
Putnam VT International Growth and Income Division
Putnam VT International New Opportunities Division
Putnam VT Investors Division
Putnam VT New Value Division
Putnam VT Vista Division
DWS II Money Market Division
DWS II Balanced Division
DWS II Small Cap Growth Division
DWS International Division
DWS Capital Growth Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

DWS Bond Division
DWS Growth & Income Division
DWS Global Opportunities Division
Fidelity VIP Equity-Income Division
Fidelity VIP Growth Division
Fidelity VIP Index 500 Division
Fidelity VIP Contrafund Division
Fidelity VIP Money Market Division
Fidelity VIP Overseas Division
Fidelity VIP Real Estate Division
Fidelity VIP High Income Division
Fidelity VIP Mid Cap Division
Fidelity VIP Investment Grade Bond Division
Fidelity VIP Value Division
Fidelity VIP Asset Manager: Growth Division
Fidelity VIP Asset Manager Division
Fidelity VIP Freedom 2010 Division
Fidelity VIP Freedom 2020 Division
Fidelity VIP Freedom 2030 Division

T. Rowe Price New America Growth Division
T. Rowe Price Personal Strategy Balanced Division
T. Rowe Price Mid Cap Growth Division
T. Rowe Price Limited-Term Bond Division
T. Rowe Price Equity Income Division
MSF Russell 2000 Index Division
Morgan Stanley Money Market Division
Morgan Stanley High Yield Division
Morgan Stanley Capital Opportunities Division
Morgan Stanley Strategist Division
Morgan Stanley Income Plus Division
Morgan Stanley Dividend Growth Division
Morgan Stanley Global
Infrastructure Division
Morgan Stanley European Equity Division
Morgan Stanley Global Dividend
Growth Division
Morgan Stanley Income Builder Division
Morgan Stanley Global Advantage Division
MIST MFS Emerging Markets Equity Division

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

MFS Emerging Growth Series
Morgan Stanley Equity Portfolio
Morgan Stanley Utilities Portfolio

NEW NAME

MFS Growth Series
Morgan Stanley Capital Opportunities Portfolio
Morgan Stanley Global Infrastructure Portfolio

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Divisions'investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Divisions and credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Divisions within the Separate Account or, for certain policies, into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets and liabilities based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1   Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Effective January 1, 2008, the Separate Account adopted SFAS 157 and applied provisions of the statement prospectively to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Division invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of FIN 48 had no impact on the financial statements of each of the Divisions.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Divisions.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable
Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2008:

Mortality and Expense Risk    0.75% - 0.90%
                              ===============

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a policy year. The administrative charge ranges from $2 to $3.50 and is assessed per month per policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. For those policy owners who choose optional living benefit riders, these charges range from $.01 to $3.54 and are deducted monthly. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                     FOR THE YEAR ENDED
                                                   AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                   ----------------------- ----------------------------
                                                                                 COST OF       PROCEEDS
                                                       SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                   ---------- ------------ ------------- --------------
MFS Research Bond Division                              1,436       16,512         6,523          3,413
MFS High Income Division                               18,886      174,240        19,582          6,805
MFS Money Market Division                              63,277       63,277        37,198         34,855
MFS Growth Division                                   457,667    8,829,327     1,556,280      1,265,667
MFS Utilities Division                                  5,004      144,394        31,402          7,330
MFS Investors Trust Division                              578       10,817        18,775         49,103
MFS Total Return Division                              19,399      382,203        61,417         52,688
MFS Research Division                                  12,583      209,208        34,077         35,724
MFS Strategic Income Division                             499        5,290           843            771
MFS Core Equity Division                               20,374      302,934        18,879         75,581
MFS New Discovery Division                             12,049      172,622        57,101         75,701
MFS Investors Growth Stock Division                    15,710      153,144        22,034        162,254
MFS Global Equity Division                            428,673    5,848,299     1,576,177        746,937
MFS Mid Cap Growth Division                            34,022      223,654        42,106         14,637
MFS Value Division                                     15,399      184,867        27,498         15,961
Putnam VT Money Market Division                       580,702      580,702       446,912      2,234,036
Putnam VT New Opportunities Division                  330,435    6,113,392       993,266        854,191
Putnam VT Growth and Income Division                   18,323      395,244       138,520         60,637
Putnam VT High Yield Division                         691,386    5,024,021     1,600,161      1,226,624
Putnam VT Diversified Income Division                  19,323      162,823        26,009          9,585
Putnam VT Global Asset Allocation Division             17,035      252,236        45,636         58,115
Putnam VT Voyager Division                            172,057    4,976,262       766,231        653,465
Putnam VT Income Division                             582,877    7,162,276     1,557,510        978,582
Putnam VT Global Equity Division                       20,323      243,604        46,414         57,972
Putnam VT Utilities Growth and Income Division.         1,110       17,064         9,496         36,634
Putnam VT International Equity Division                21,514      331,732       148,076         96,718
Putnam VT International Growth and Income Division      7,810      100,714        66,840         76,609
Putnam VT International New Opportunities Division      6,437       95,762        42,983         42,453
Putnam VT Investors Division                            1,924       19,833         6,677          3,046
Putnam VT New Value Division                          361,881    4,743,522     1,672,623        392,004
Putnam VT Vista Division                                  941       13,582        10,212          4,558
DWS II Money Market Division                       19,486,306   19,486,306    11,037,536      6,568,522
DWS II Balanced Division                               23,018      510,232       119,117        115,559
DWS II Small Cap Growth Division                        6,084       81,226        15,836          8,643
DWS International Division                          1,097,865   12,246,383     3,818,753      1,312,810
DWS Capital Growth Division                            67,453    1,173,242       171,577        184,996
DWS Bond Division                                      37,410      253,136        67,306        106,785
DWS Growth & Income Division                           67,804      595,634       212,629        113,654
DWS Global Opportunities Division                      22,094      298,096        88,713         66,667
Fidelity VIP Equity-Income Division                   995,742   22,763,464     3,179,827      2,202,871
Fidelity VIP Growth Division                          499,014   16,945,508     3,315,694      2,221,008
Fidelity VIP Index 500 Division                       255,000   34,441,518     6,205,451      4,244,488
Fidelity VIP Contrafund Division                    1,480,456   38,815,949     5,469,059      3,111,688
Fidelity VIP Money Market Division                  1,718,739    1,718,739     1,717,270      1,336,190
Fidelity VIP Overseas Division                         16,909      346,211       158,758         98,809
Fidelity VIP Real Estate Division                      33,081      558,297       152,039        124,286
Fidelity VIP High Income Division                      22,694      134,555        55,866         62,584
Fidelity VIP Mid Cap Division                          62,194    1,747,954     1,157,686        137,599
Fidelity VIP Investment Grade Bond Division            87,321    1,099,263       243,062        412,013
Fidelity VIP Value Division                            14,367      175,401        70,911         57,290
Fidelity VIP Asset Manager: Growth Division            10,337      137,042        27,869          6,105
Fidelity VIP Asset Manager Division                       253        3,514         5,101          1,610
Fidelity VIP Freedom 2010 Division                     22,484      227,833       239,479         25,499
Fidelity VIP Freedom 2020 Division                     50,295      537,238       471,976         90,812
Fidelity VIP Freedom 2030 Division                     55,361      574,978       589,925        149,542

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                                                                    FOR THE YEAR ENDED
                                                  AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                  ----------------------- ----------------------------
                                                                                COST OF       PROCEEDS
                                                     SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                  --------- ------------- ------------- --------------
T. Rowe Price New America Growth Division           338,772     6,519,313     1,401,049        787,000
T. Rowe Price Personal Strategy Balanced Division 1,103,709    19,063,124     3,257,789      2,573,247
T. Rowe Price Mid Cap Growth Division                 6,319       147,456        37,046         34,289
T. Rowe Price Limited-Term Bond Division          1,429,209     7,061,459     2,721,250      2,111,656
T. Rowe Price Equity Income Division                  2,190        46,838        20,406         17,274
MSF Russell 2000 Index Division                     988,811    13,289,704     3,161,156      1,126,896
Morgan Stanley Money Market Division                648,071       648,071       523,041        672,805
Morgan Stanley High Yield Division                   89,728       103,546        20,765         28,411
Morgan Stanley Capital Opportunities Division        45,668     1,289,638       371,306        408,057
Morgan Stanley Strategist Division                   35,358       529,128       167,435        146,470
Morgan Stanley Income Plus Division                   7,261        75,077        23,809         38,783
Morgan Stanley Dividend Growth Division              79,923     1,207,499       320,658        323,934
Morgan Stanley Global Infrastructure Division         6,290       113,272        45,298         16,469
Morgan Stanley European Equity Division              45,094       945,265       303,634        124,551
Morgan Stanley Global Dividend Growth Division       41,624     1,057,872       412,560        261,156
Morgan Stanley Income Builder Division                6,726        79,544        23,142         15,850
Morgan Stanley Global Advantage Division             75,930       377,412        99,064        126,578
MIST MFS Emerging Markets Equity Division           103,696     1,074,238       900,494        100,801

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                            MFS RESEARCH BOND      MFS HIGH INCOME       MFS MONEY MARKET
                                     DIVISION             DIVISION               DIVISION
                         -------------------- -------------------- ----------------------
                             2008     2007        2008     2007        2008       2007
                         ----------- -------- ----------- -------- ----------- ----------
Units beginning of year       757      784       9,093    9,120      42,972     45,545
Units issued and
  transferred from other
  funding options             368      179         527      389      70,770     66,329
Units redeemed and
  transferred to other
  funding options            (220)    (206)       (484)    (416)    (69,604)   (68,902)
                         ----------- -------- ----------- -------- ----------- ----------
Units end of year             905      757       9,136    9,093      44,138     42,972
                         =========== ======== =========== ======== =========== ==========

                               MFS TOTAL RETURN          MFS RESEARCH    MFS STRATEGIC INCOME
                                       DIVISION              DIVISION                DIVISION
                         ---------------------- --------------------- -----------------------
                             2008       2007        2008      2007        2008        2007
                         ----------- ---------- ----------- --------- ----------- -----------
Units beginning of year    13,367     35,118      10,457    11,930         327         338
Units issued and
  transferred from other
  funding options           2,268      2,082       3,462     2,917         127         109
Units redeemed and
  transferred to other
  funding options          (2,947)   (23,833)     (3,451)   (4,390)       (140)       (120)
                         ----------- ---------- ----------- --------- ----------- -----------
Units end of year          12,688     13,367      10,468    10,457         314         327
                         =========== ========== =========== ========= =========== ===========

                               MFS GLOBAL EQUITY    MFS MID CAP GROWTH              MFS VALUE
                                        DIVISION              DIVISION               DIVISION
                         ----------------------- --------------------- ----------------------
                             2008        2007        2008      2007         2008      2007
                         ----------- ----------- ----------- --------- ------------ ---------
Units beginning of year   314,282     256,624      28,859    31,460       13,350    12,499
Units issued and
  transferred from other
  funding options         203,467     196,479       3,303     2,459        1,591     2,142
Units redeemed and
  transferred to other
  funding options        (178,460)   (138,821)     (2,593)   (5,060)      (1,353)   (1,291)
                         ----------- ----------- ----------- --------- ------------ ---------
Units end of year         339,289     314,282      29,569    28,859       13,588    13,350
                         =========== =========== =========== ========= ============ =========

                                                                                                  PUTNAM VT
                            PUTNAM VT HIGH YIELD    PUTNAM VT DIVERSIFIED INCOME    GLOBAL ASSET ALLOCATION
                                        DIVISION                        DIVISION                   DIVISION
                         ----------------------- ------------------------------- --------------------------
                             2008        2007        2008                2007         2008          2007
                         ----------- ----------- ----------- ------------------- ------------ -------------
Units beginning of year   223,664     212,281       8,168              22,177       10,012         9,474
Units issued and
  transferred from other
  funding options         130,661     109,843       1,656               1,984        1,834         1,839
Units redeemed and
  transferred to other
  funding options        (129,322)    (98,460)     (1,126)            (15,993)      (2,706)       (1,301)
                         ----------- ----------- ----------- ------------------- ------------ -------------
Units end of year         225,003     223,664       8,698               8,168        9,140        10,012
                         =========== =========== =========== =================== ============ =============

(a) For the period April 30, 2007 to December 31, 2007.

             MFS GROWTH        MFS UTILITIES    MFS INVESTORS TRUST
               DIVISION             DIVISION               DIVISION
----------------------- -------------------- ----------------------
    2008        2007        2008     2007        2008       2007
----------- ----------- ----------- -------- ----------- ----------
 424,322     411,054       2,410      424       2,285      2,750
 179,278     172,164         236    2,171       1,043        825
(160,688)   (158,896)       (172)    (185)     (2,806)    (1,290)
----------- ----------- ----------- -------- ----------- ----------
 442,912     424,322       2,474    2,410         522      2,285
=========== =========== =========== ======== =========== ==========

      MFS CORE EQUITY     MFS NEW DISCOVERY    MFS INVESTORS GROWTH STOCK
             DIVISION              DIVISION                      DIVISION
--------------------- --------------------- -----------------------------
    2008      2007        2008      2007        2008              2007
----------- --------- ----------- --------- ----------- -----------------
  19,005    24,398      13,248    16,092      30,779            31,742
   1,833     1,527       1,899     1,548       2,197             1,772
  (5,052)   (6,920)     (6,052)   (4,392)    (17,273)           (2,735)
----------- --------- ----------- --------- ----------- -----------------
  15,786    19,005       9,095    13,248      15,703            30,779
=========== ========= =========== ========= =========== =================

    PUTNAM VT MONEY MARKET    PUTNAM VT NEW OPPORTUNITIES    PUTNAM VT GROWTH AND INCOME
                  DIVISION                       DIVISION                       DIVISION
-------------------------- ------------------------------ ------------------------------
      2008         2007        2008               2007        2008               2007
------------- ------------ ----------- ------------------ ----------- ------------------
 1,658,095       93,154     249,887            252,166       6,973             24,625
   361,540    1,789,117      95,050             88,723       3,479              3,166
(1,621,263)    (224,176)    (86,951)           (91,002)     (2,617)           (20,818)
------------- ------------ ----------- ------------------ ----------- ------------------
   398,372    1,658,095     257,986            249,887       7,835              6,973
============= ============ =========== ================== =========== ==================

     PUTNAM VT VOYAGER        PUTNAM VT INCOME    PUTNAM VT GLOBAL EQUITY
              DIVISION                DIVISION                   DIVISION
---------------------- ----------------------- --------------------------
    2008       2007        2008        2007        2008           2007
----------- ---------- ----------- ----------- ----------- --------------
  95,727     99,744     313,477     312,651      10,253         17,337
  37,087     36,286     119,140     126,582       2,203          1,934
 (33,212)   (40,303)   (110,489)   (125,756)     (3,248)        (9,018)
----------- ---------- ----------- ----------- ----------- --------------
  99,602     95,727     322,128     313,477       9,208         10,253
=========== ========== =========== =========== =========== ==============

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                              PUTNAM VT               PUTNAM VT    PUTNAM VT INTERNATIONAL
                            UTILITIES GROWTH AND INCOME    INTERNATIONAL EQUITY          GROWTH AND INCOME
                                               DIVISION                DIVISION                   DIVISION
                         ------------------------------ ----------------------- --------------------------
                              2008              2007         2008       2007        2008           2007
                         ------------ ----------------- ------------ ---------- ----------- --------------
Units beginning of year      1,699             1,695       13,418     21,307       6,830          6,516
Units issued and
  transferred from other
  funding options              427               448        5,453      4,374       2,094          1,663
Units redeemed and
  transferred to other
  funding options           (1,466)             (444)      (6,611)   (12,263)     (5,066)        (1,349)
                         ------------ ----------------- ------------ ---------- ----------- --------------
Units end of year              660             1,699       12,260     13,418       3,858          6,830
                         ============ ================= ============ ========== =========== ==============

                             PUTNAM VT VISTA           DWS II MONEY MARKET       DWS II BALANCED
                                    DIVISION                      DIVISION              DIVISION
                         ------------------- ----------------------------- ---------------------
                             2008    2007           2008           2007        2008      2007
                         ----------- ------- -------------- -------------- ----------- ---------
Units beginning of year       630     586     14,370,734     10,033,314      22,008    22,496
Units issued and
  transferred from other
  funding options             931     405     50,756,175     42,437,892       5,259     5,649
Units redeemed and
  transferred to other
  funding options            (572)   (361)   (46,844,334)   (38,100,472)     (5,769)   (6,137)
                         ----------- ------- -------------- -------------- ----------- ---------
Units end of year             989     630     18,282,575     14,370,734      21,498    22,008
                         =========== ======= ============== ============== =========== =========

                                       DWS BOND    DWS GROWTH & INCOME    DWS GLOBAL OPPORTUNITIES
                                       DIVISION               DIVISION                    DIVISION
                         ---------------------- ---------------------- ---------------------------
                             2008       2007        2008       2007        2008            2007
                         ----------- ---------- ----------- ---------- ----------- ---------------
Units beginning of year    22,772     25,485      39,243     40,858      18,393          20,114
Units issued and
  transferred from other
  funding options           5,375      9,170       7,838      7,774       2,926           4,135
Units redeemed and
  transferred to other
  funding options          (9,314)   (11,883)     (9,964)    (9,389)     (4,372)         (5,856)
                         ----------- ---------- ----------- ---------- ----------- ---------------
Units end of year          18,833     22,772      37,117     39,243      16,947          18,393
                         =========== ========== =========== ========== =========== ===============

                            FIDELITY VIP CONTRAFUND    FIDELITY VIP MONEY MARKET    FIDELITY VIP OVERSEAS
                                           DIVISION                     DIVISION                 DIVISION
                         -------------------------- ---------------------------- ------------------------
                             2008           2007          2008           2007        2008         2007
                         ----------- -------------- ------------- -------------- ----------- ------------
Units beginning of year   758,153        709,114       833,821        753,654       8,322        5,338
Units issued and
  transferred from other
  funding options         309,044        279,745     2,915,621      2,289,241       7,924        5,247
Units redeemed and
  transferred to other
  funding options        (273,810)      (230,706)   (2,701,688)    (2,209,074)     (7,643)      (2,263)
                         ----------- -------------- ------------- -------------- ----------- ------------
Units end of year         793,387        758,153     1,047,754        833,821       8,603        8,322
                         =========== ============== ============= ============== =========== ============

(a) For the period April 30, 2007 to December 31, 2007.

   PUTNAM VT INTERNATIONAL
         NEW OPPORTUNITIES    PUTNAM VT INVESTORS    PUTNAM VT NEW VALUE
                  DIVISION               DIVISION               DIVISION
-------------------------- ---------------------- ----------------------
    2008           2007        2008       2007        2008       2007
----------- -------------- ----------- ---------- ----------- ----------
   6,660          6,631       1,542      1,496     182,969    144,987
   2,788          1,351       1,070        629     165,058    122,670
  (3,293)        (1,322)       (677)      (583)   (115,927)   (84,688)
----------- -------------- ----------- ---------- ----------- ----------
   6,155          6,660       1,935      1,542     232,100    182,969
=========== ============== =========== ========== =========== ==========

   DWS II SMALL CAP GROWTH       DWS INTERNATIONAL    DWS CAPITAL GROWTH
                  DIVISION                DIVISION              DIVISION
-------------------------- ----------------------- ---------------------
    2008           2007        2008        2007        2008      2007
----------- -------------- ----------- ----------- ----------- ---------
   5,522          7,069     496,013     464,456      38,428    40,724
   1,590          2,883     242,423     207,896       6,714     7,227
    (858)        (4,430)   (208,826)   (176,339)     (7,034)   (9,523)
----------- -------------- ----------- ----------- ----------- ---------
   6,254          5,522     529,610     496,013      38,108    38,428
=========== ============== =========== =========== =========== =========

   FIDELITY VIP EQUITY-INCOME     FIDELITY VIP GROWTH    FIDELITY VIP INDEX 500
                     DIVISION                DIVISION                  DIVISION
----------------------------- ----------------------- -------------------------
    2008              2007        2008        2007        2008          2007
----------- ----------------- ----------- ----------- ----------- -------------
 516,780           492,898     311,856     292,122     210,697       200,016
 226,816           191,454     181,007     151,162      94,209        80,435
(206,529)         (167,572)   (156,350)   (131,428)    (85,456)      (69,754)
----------- ----------------- ----------- ----------- ----------- -------------
 537,067           516,780     336,513     311,856     219,450       210,697
=========== ================= =========== =========== =========== =============

   FIDELITY VIP REAL ESTATE    FIDELITY VIP HIGH INCOME    FIDELITY VIP MID CAP
                   DIVISION                    DIVISION                DIVISION
--------------------------- --------------------------- -----------------------
    2008            2007        2008            2007        2008        2007
----------- --------------- ----------- --------------- ----------- -----------
  20,361          18,569       6,545          11,385      17,186       2,029
  18,333          12,758      15,020           6,354      51,623      20,337
 (17,076)        (10,966)    (15,678)        (11,194)    (26,281)     (5,180)
----------- --------------- ----------- --------------- ----------- -----------
  21,618          20,361       5,887           6,545      42,528      17,186
=========== =============== =========== =============== =========== ===========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007


                                     FIDELITY VIP                                   FIDELITY VIP
                            INVESTMENT GRADE BOND    FIDELITY VIP VALUE    ASSET MANAGER: GROWTH
                                         DIVISION              DIVISION                 DIVISION
                         ------------------------ --------------------- ------------------------
                             2008         2007        2008      2007        2008         2007
                         ----------- ------------ ----------- --------- ----------- ------------
Units beginning of year    55,226       32,062      12,640     8,996      10,365        7,627
Units issued and
  transferred from other
  funding options          42,170       43,039      11,865     7,076       5,702        2,849
Units redeemed and
  transferred to other
  funding options         (51,452)     (19,875)    (12,041)   (3,432)     (3,190)        (111)
                         ----------- ------------ ----------- --------- ----------- ------------
Units end of year          45,944       55,226      12,464    12,640      12,877       10,365
                         =========== ============ =========== ========= =========== ============

                                                               T. ROWE PRICE                 T. ROWE PRICE
                            FIDELITY VIP FREEDOM 2030     NEW AMERICA GROWTH    PERSONAL STRATEGY BALANCED
                                             DIVISION               DIVISION                      DIVISION
                         ---------------------------- ---------------------- -----------------------------
                             2008          2007 (A)       2008       2007        2008              2007
                         ----------- ---------------- ----------- ---------- ----------- -----------------
Units beginning of year    15,196               --     230,344    223,187     641,910           598,001
Units issued and
  transferred from other
  funding options         107,101           20,374     118,540    101,996     283,677           265,150
Units redeemed and
  transferred to other
  funding options         (60,699)          (5,178)   (100,909)   (94,839)   (270,602)         (221,241)
                         ----------- ---------------- ----------- ---------- ----------- -----------------
Units end of year          61,598           15,196     247,975    230,344     654,985           641,910
                         =========== ================ =========== ========== =========== =================

                             MSF RUSSELL 2000 INDEX    MORGAN STANLEY MONEY MARKET    MORGAN STANLEY HIGH YIELD
                                           DIVISION                       DIVISION                     DIVISION
                          ------------------------- ------------------------------ ----------------------------
                              2008          2007        2008               2007        2008             2007
                          ----------- ------------- ----------- ------------------ ----------- ----------------
Units beginning of period  697,910       613,985     559,559            550,034      24,336           14,632
Units purchased and
  transferred from other
  funding options          478,516       415,274     570,600            532,016       7,303           17,688
Units redeemed and
  transferred to other
  funding options         (369,804)     (331,349)   (681,063)          (522,491)     (9,628)          (7,984)
                          ----------- ------------- ----------- ------------------ ----------- ----------------
Units end of period        806,622       697,910     449,096            559,559      22,011           24,336
                          =========== ============= =========== ================== =========== ================

(a) For the period April 30, 2007 to December 31, 2007.

FIDELITY VIP ASSET MANAGER    FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020
                  DIVISION                     DIVISION                     DIVISION
-------------------------- ---------------------------- ----------------------------
    2008              2007     2008          2007 (A)       2008          2007 (A)
----------- -------------- ----------- ---------------- ----------- ----------------
      30                --    1,484               --      16,082               --
   3,415                30   39,567            2,357      86,887           19,703
  (3,131)               --  (16,996)            (873)    (47,056)          (3,621)
----------- -------------- ----------- ---------------- ----------- ----------------
     314                30   24,055            1,484      55,913           16,082
=========== ============== =========== ================ =========== ================

                                          T. ROWE PRICE
   T. ROWE PRICE MID CAP GROWTH       LIMITED-TERM BOND    T. ROWE PRICE EQUITY INCOME
                       DIVISION                DIVISION                       DIVISION
------------------------------- ----------------------- ------------------------------
    2008                2007        2008        2007        2008               2007
----------- ------------------- ----------- ----------- ----------- ------------------
   4,614               3,304     875,607     846,053       1,604              1,299
   1,209               2,037     593,553     400,845         806                745
  (1,299)               (727)   (543,269)   (371,291)       (718)              (441)
----------- ------------------- ----------- ----------- ----------- ------------------
   4,524               4,614     925,891     875,607       1,692              1,604
=========== =================== =========== =========== =========== ==================

          MORGAN STANLEY
   CAPITAL OPPORTUNITIES    MORGAN STANLEY STRATEGIST    MORGAN STANLEY INCOME PLUS
                DIVISION                     DIVISION                      DIVISION
------------------------ ---------------------------- -----------------------------
    2008         2007        2008             2007        2008              2007
----------- ------------ ----------- ---------------- ----------- -----------------
  20,909       21,979      15,465           20,794       4,775             4,510
   9,342        8,309       5,576            4,525       1,604             1,458
  (9,626)      (9,379)     (6,358)          (9,854)     (2,564)           (1,193)
----------- ------------ ----------- ---------------- ----------- -----------------
  20,625       20,909      14,683           15,465       3,815             4,775
=========== ============ =========== ================ =========== =================

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONCLUDED) FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                  MORGAN STANLEY           MORGAN STANLEY        MORGAN STANLEY
                                 DIVIDEND GROWTH    GLOBAL INFRASTRUCTURE       EUROPEAN EQUITY
                                        DIVISION                 DIVISION              DIVISION
                          ---------------------- ------------------------ ---------------------
                              2008       2007        2008         2007        2008      2007
                          ----------- ---------- ----------- ------------ ----------- ---------
Units beginning of period   40,106     48,117       2,659        2,973      19,133    20,315
Units purchased and
  transferred from other
  funding options           20,077     16,314       1,317        1,620       4,126     4,429
Units redeemed and
  transferred to other
  funding options          (19,804)   (24,325)       (951)      (1,934)     (4,145)   (5,611)
                          ----------- ---------- ----------- ------------ ----------- ---------
Units end of period         40,379     40,106       3,025        2,659      19,114    19,133
                          =========== ========== =========== ============ =========== =========

                                            MIST MFS
                             EMERGING MARKETS EQUITY
                                            DIVISION
                          --------------------------
                              2008        2007 (A)
                          ----------- --------------
Units beginning of period   25,806             --
Units purchased and
  transferred from other
  funding options          147,944         35,219
Units redeemed and
  transferred to other
  funding options          (67,508)        (9,413)
                          ----------- --------------
Units end of period        106,242         25,806
                          =========== ==============

(a) For the period April 30, 2007 to December 31, 2007

           MORGAN STANLEY       MORGAN STANLEY         MORGAN STANLEY
   GLOBAL DIVIDEND GROWTH       INCOME BUILDER       GLOBAL ADVANTAGE
                 DIVISION             DIVISION               DIVISION
------------------------- -------------------- ----------------------
    2008          2007        2008     2007        2008       2007
----------- ------------- ----------- -------- ----------- ----------
  35,416        38,097       3,340    3,036      42,324     40,603
  15,118        13,387         808    1,268      14,656     15,024
 (17,049)      (16,068)       (930)    (964)    (17,640)   (13,303)
----------- ------------- ----------- -------- ----------- ----------
  33,485        35,416       3,218    3,340      39,340     42,324
=========== ============= =========== ======== =========== ==========

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2008:

                                                 AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                  -------------------------------- --------------------------------------------------
                                          UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                              LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                    UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                  ------- ------------- ---------- ------------- ---------------- -------------------
MFS Research Bond Division   2008     905         17.45     15,799          3.04             0.75            (3.11)
                             2007     757         18.01     13,635          3.26             0.75             3.45
                             2006     784         17.41     13,652          4.36             0.75             3.27
                             2005     705         16.86     11,884          5.98             0.75             0.76
                             2004   1,491         16.73     24,967          6.89             0.75             5.27
MFS High Income Division     2008   9,136         12.88    117,661          9.17             0.75           (29.04)
                             2007   9,093         18.15    165,012          6.92             0.75             1.00
                             2006   9,120         17.97    163,852          6.18             0.75             9.55
                             2005  21,202         16.40    347,719          6.79             0.75             1.39
                             2004  24,593         16.17    397,789          4.53             0.75             8.33
MFS Money Market Division    2008  44,138          1.43     63,277          1.82             0.75             0.96
                             2007  42,972          1.42     60,935          4.57             0.75             4.41
                             2006  45,545          1.36     62,104          3.90             0.75             3.85
                             2005 184,892          1.31    242,773          3.27             0.75             1.96
                             2004  72,496          1.29     93,378          0.69             0.75             0.03
MFS Growth Division          2008 442,912         16.14  7,148,757          0.22             0.75 (37.90) - (37.88)
                             2007 424,322 25.98 - 25.99 11,026,077            --             0.75    20.27 - 20.28
                             2006 411,054 21.60 - 21.61  8,881,233            --             0.75             7.09
                             2005 418,434 20.17 - 20.18  8,442,286            --             0.75             8.37
                             2004 422,975 18.61 - 18.62  7,874,422            --             0.75            12.11
MFS Utilities Division       2008   2,474         36.90     91,272          1.46             0.75           (38.13)
                             2007   2,410         59.65    143,758          0.94             0.75            26.94
                             2006     424         46.99     19,941          2.27             0.75            30.23
                             2005   2,467         36.08     89,025          0.57             0.75            15.97
                             2004   3,686         31.12    114,702          1.17             0.75            29.22
MFS Investors Trust Division 2008     522         16.23      8,464          1.13             0.75           (33.58)
                             2007   2,285         24.43     55,840          0.85             0.75             9.45
                             2006   2,750         22.32     61,378          0.48             0.75            12.15
                             2005   3,959         19.90     78,772          0.76             0.75             6.51
                             2004   9,494         18.68    177,361          0.54             0.75            10.52
MFS Total Return Division    2008  12,688         23.58    299,131          3.05             0.75           (22.73)
                             2007  13,367         30.51    407,794          2.26             0.75             3.46
                             2006  35,118         29.49  1,035,731          2.69             0.75            11.06
                             2005  52,284         26.56  1,388,445          2.63             0.75             2.05
                             2004  57,518         26.02  1,496,766          1.64             0.75            10.49
MFS Research Division        2008  10,468         15.51    162,320          0.52             0.75           (36.55)
                             2007  10,457         24.44    255,634          0.68             0.75            12.32
                             2006  11,930         21.76    259,554          0.56             0.75             9.65
                             2005  31,858         19.84    632,107          0.54             0.75             6.99
                             2004  46,328         18.54    859,127          1.09             0.75            14.98


PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                         ---------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                         --------- ------------- ---------- ------------- ---------------- -------------------
MFS Strategic Income Division       2008       314         13.86      4,349          6.23             0.75           (12.68)
                                    2007       327         15.87      5,188          4.76             0.75             2.92
                                    2006       338         15.42      5,218          5.43             0.75             5.87
                                    2005       353         14.57      5,144          2.34             0.75             1.12
                                    2004     8,018         14.40    115,498          5.35             0.75             6.93
MFS Core Equity Division            2008    15,786         13.40    211,481          0.81             0.75           (39.60)
                                    2007    19,005         22.18    421,625          0.35             0.75            10.29
                                    2006    24,398         20.11    490,637          0.44             0.75            12.95
                                    2005    27,315         17.80    486,314          0.78             0.75             0.93
                                    2004    34,404         17.64    606,922          0.39             0.75            11.62
MFS New Discovery Division          2008     9,095         10.90     99,164            --             0.75           (39.80)
                                    2007    13,248         18.11    239,885            --             0.75             1.80
                                    2006    16,092         17.79    286,348            --             0.75            12.30
                                    2005    30,987         15.85    491,014            --             0.75             4.46
                                    2004    42,142         15.17    639,282            --             0.75             5.72
MFS Investors Growth Stock Division 2008    15,703          7.10    111,541          0.58             0.75           (37.36)
                                    2007    30,779         11.34    348,942          0.32             0.75            10.53
                                    2006    31,742         10.26    325,580            --             0.75             6.77
                                    2005    59,163          9.61    568,353          0.35             0.75             3.71
                                    2004    59,656          9.26    552,611            --             0.75             8.37
MFS Global Equity Division          2008   339,289 11.81 - 11.83  4,012,383          1.03             0.75 (34.28) - (34.25)
                                    2007   314,282 17.97 - 17.99  5,654,076          1.86             0.75      8.37 - 8.38
                                    2006   256,624 16.58 - 16.60  4,259,843          0.89             0.75            23.39
                                    2005   198,184 13.44 - 13.46  2,665,693          0.35             0.75             6.87
                                    2004   128,271 12.57 - 12.59  1,614,030          0.32             0.75    15.38 - 17.39
MFS Mid Cap Growth Division         2008    29,569          3.76    111,252            --             0.75           (51.95)
                                    2007    28,859          7.83    225,846          0.17             0.75             9.05
                                    2006    31,460          7.18    225,866            --             0.75             1.78
                                    2005    61,957          7.05    437,047            --             0.75             2.34
                                    2004    70,061          6.89    482,919            --             0.75            13.71
MFS Value Division                  2008    13,588         11.06    150,298          1.28             0.75           (33.08)
                                    2007    13,350         16.53    220,705          1.00             0.75             7.13
                                    2006    12,499         15.43    192,926          1.48             0.75            19.94
                                    2005    23,515         12.87    302,626          1.75             0.75             5.86
                                    2004    25,662         12.16    311,951          1.85             0.75            14.32
Putnam VT Money Market Division     2008   398,372          1.46    580,588          2.82             0.75             1.92
                                    2007 1,658,095          1.43  2,367,847          4.23             0.75             4.38
                                    2006    93,154          1.37    127,625          4.32             0.75             3.86
                                    2005    92,734          1.32    122,293          2.66             0.75             2.04
                                    2004   100,782          1.29    130,254          0.86             0.75               --
Putnam VT New Opportunities         2008   257,986   16.81-16.90  4,358,444          0.29             0.75 (39.08) - (39.07)
  Division                          2007   249,887 27.59 - 27.74  6,929,520          0.16             0.75      5.23 - 5.24
                                    2006   252,166 26.22 - 26.36  6,644,352          0.17             0.75             8.01
                                    2005   254,135 24.27 - 24.41  6,199,629          0.34             0.75             9.50
                                    2004   242,021 22.17 - 22.29  5,391,774            --             0.75      9.74 - 9.75

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------- --------------------------------------------------
                                               UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                   LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       ------- ------------- ---------- ------------- ---------------- -------------------
Putnam VT Growth and Income       2008   7,835         26.99    211,449          2.36             0.75           (39.03)
  Division                        2007   6,973         44.26    308,603          1.97             0.75            (6.51)
                                  2006  24,625         47.34  1,165,645          1.75             0.75            15.32
                                  2005  24,045         41.05    986,941          1.72             0.75             4.71
                                  2004  22,989         39.20    901,169          1.76             0.75            10.52
Putnam VT High Yield Division     2008 225,003 15.42 - 15.64  3,470,762          9.13             0.75           (26.58)
                                  2007 223,664 21.00 - 21.30  4,697,920          7.67             0.75      2.54 - 2.55
                                  2006 212,281 20.48 - 20.77  4,351,528          7.33             0.75             9.77
                                  2005 191,920 18.65 - 18.92  3,584,291          7.60             0.75             2.69
                                  2004 158,482 18.16 - 18.42  2,882,743          7.83             0.75    10.10 - 10.16
Putnam VT Diversified Income      2008   8,698         12.71    110,526          6.19             0.75           (31.50)
  Division                        2007   8,168         18.56    151,559          6.63             0.75             3.46
                                  2006  22,177         17.94    397,907          5.29             0.75             5.81
                                  2005  19,006         16.96    322,295          7.23             0.75             2.51
                                  2004  18,202         16.54    301,136          9.12             0.75             8.74
Putnam VT Global Asset Allocation 2008   9,140         20.26    185,166          3.97             0.75           (33.66)
  Division                        2007  10,012         30.54    305,748          0.70             0.75             2.38
                                  2006   9,474         29.83    282,559          2.90             0.75            12.19
                                  2005   9,327         26.58    247,963          1.38             0.75             6.40
                                  2004   8,141         24.99    203,414          3.14             0.75             8.42
Putnam VT Voyager Division        2008  99,602 34.72 - 34.80  3,465,223          0.28             0.75           (37.35)
                                  2007  95,727 55.42 - 55.54  5,315,403          0.03             0.75      5.00 - 5.01
                                  2006  99,744 52.78 - 52.89  5,274,460          0.37             0.75             4.91
                                  2005 102,513 50.31 - 50.42  5,166,967          0.88             0.75             5.15
                                  2004  99,815 47.84 - 47.95  4,784,786          0.43             0.75      4.55 - 4.57
Putnam VT Income Division         2008 322,128 16.32 - 16.45  5,257,554          7.07             0.75 (24.35) - (24.34)
                                  2007 313,477 21.57 - 21.75  6,764,178          5.29             0.75      4.66 - 4.67
                                  2006 312,651 20.61 - 20.78  6,445,947          4.37             0.75             4.04
                                  2005 301,250 19.81 - 19.98  5,969,621          3.49             0.75             1.83
                                  2004 287,965 19.46 - 19.62  5,603,727          4.05             0.75      3.94 - 3.97
Putnam VT Global Equity Division  2008   9,208         17.21    158,518          2.77             0.75           (45.64)
                                  2007  10,253         31.67    324,779          2.55             0.75             8.53
                                  2006  17,337         29.18    505,899          0.55             0.75            22.58
                                  2005  15,806         23.80    376,255          0.98             0.75             8.28
                                  2004  14,882         21.98    327,190          2.15             0.75            13.12
Putnam VT Utilities Growth and    2008     660         24.07     15,888          2.75             0.75           (30.85)
  Income Division                 2007   1,699         34.80     59,115          1.82             0.75            19.34
                                  2006   1,695         29.16     49,420          3.33             0.75            26.36
                                  2005   1,819         23.08     41,984          2.13             0.75             8.13
                                  2004   1,689         21.34     36,044          1.81             0.75            20.98
Putnam VT International Equity    2008  12,260         15.72    192,763          2.43             0.75           (44.26)
  Division                        2007  13,418         28.21    378,519          3.24             0.75             7.80
                                  2006  21,307         26.17    557,584          0.77             0.75            27.09
                                  2005  19,661         20.59    404,836          1.66             0.75            11.61
                                  2004  19,129         18.45    352,884          1.52             0.75    15.54 - 15.60


PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ----------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        ---------- ------------- ---------- ------------- ---------------- -------------------
Putnam VT International Growth and 2008      3,858         14.58     56,230          2.21             0.75           (46.26)
  Income Division                  2007      6,830         27.12    185,211          1.95             0.75             6.48
                                   2006      6,516         25.47    165,925          1.33             0.75            26.68
                                   2005      6,155         20.10    123,735          1.00             0.75            13.48
                                   2004      6,196         17.72    109,769          1.24             0.75            20.46
Putnam VT International New        2008      6,155         12.20     75,120          1.79             0.75           (42.81)
  Opportunities Division           2007      6,660         21.34    142,089          1.03             0.75            12.67
                                   2006      6,631         18.94    125,555          1.46             0.75            25.48
                                   2005      5,883         15.09     88,773          0.85             0.75            17.76
                                   2004      5,741         12.82     73,576          1.11             0.75            12.85
Putnam VT Investors Division       2008      1,935          6.95     13,448          0.52             0.75           (39.88)
                                   2007      1,542         11.56     17,824          0.61             0.75            (5.63)
                                   2006      1,496         12.25     18,326          0.65             0.75            13.38
                                   2005      1,768         10.80     19,107          1.51             0.75             8.21
                                   2004      2,799          9.98     27,944          0.49             0.75            12.13
Putnam VT New Value Division       2008    232,100         10.48  2,431,845          2.11             0.75           (45.00)
                                   2007    182,969         19.05  3,486,344          1.23             0.75            (5.37)
                                   2006    144,987         20.13  2,918,161          1.19             0.75            15.42
                                   2005    123,546         17.44  2,154,448          0.96             0.75             5.34
                                   2004     69,407         16.55  1,148,947          0.74             0.75    14.85 - 14.90
Putnam VT Vista Division           2008        989          8.08      7,994            --             0.75           (45.81)
                                   2007        630         14.92      9,415            --             0.75             3.32
                                   2006        586         14.44      8,471            --             0.75             4.93
                                   2005        717         13.77      9,865            --             0.75            11.64
                                   2004      1,074         12.33     13,241            --             0.75            17.32
DWS II Money Market Division       2008 18,282,575          1.07 19,535,915          2.57             0.75             1.77
  (Commenced 11/1/2006)            2007 14,370,734          1.05 15,074,930          4.63             0.75             3.96
                                   2006 10,033,314          1.01 10,098,304          0.75             0.75             0.65
                                   2005         --            --         --            --               --               --
                                   2004         --            --         --            --               --               --
DWS II Balanced Division           2008     21,498         18.59    399,594          3.98             0.75           (27.87)
  (Commenced 5/1/2005)             2007     22,008         25.77    567,185          3.23             0.75             4.04
                                   2006     22,496         24.77    557,148          2.60             0.75             9.42
                                   2005     27,497         22.63    622,395            --             0.75             5.98
DWS II Small Cap Growth Division   2008      6,254          7.40     46,300            --             0.75           (49.88)
  (Commenced 5/1/2005)             2007      5,522         14.77     81,566            --             0.75             5.42
                                   2006      7,069         14.01     99,061            --             0.75             4.48
                                   2005      8,140         13.41    109,167            --             0.75            15.13
DWS International Division         2008    529,610 13.50 - 13.87  7,158,087          1.35             0.75 (48.60) - (48.59)
                                   2007    496,013 26.27 - 26.98 13,046,008          2.34             0.75    13.70 - 13.72
                                   2006    464,456 23.10 - 23.73 10,742,294          1.79             0.75            24.97
                                   2005    375,169 18.48 - 18.98  6,947,647          1.47             0.75            15.30
                                   2004    321,292 16.03 - 16.47  5,162,908          1.21             0.75            15.66

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                         ------------------------------------ --------------------------------------------------
                                                     UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                         LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS     HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                         --------- --------------- ---------- ------------- ---------------- -------------------
DWS Capital Growth Division         2008    38,108           23.98    913,990          1.06             0.75           (33.49)
                                    2007    38,428           36.06  1,385,621          0.63             0.75            11.74
                                    2006    40,724           32.27  1,313,996          0.59             0.75             7.72
                                    2005    46,648           29.95  1,397,303          0.91             0.75             8.14
                                    2004    54,580           27.70  1,511,812          0.54             0.75             7.18
DWS Bond Division                   2008    18,833           10.93    205,752          5.09             0.75           (17.42)
                                    2007    22,772           13.23    301,163          4.83             0.75             3.44
                                    2006    25,485           12.79    325,973          3.87             0.75             4.08
                                    2005    29,700           12.29    364,983          3.62             0.75             1.84
                                    2004    36,393           12.07    439,180          3.77             0.75             4.59
DWS Growth & Income Division        2008    37,117            9.35    347,157          2.04             0.75           (38.79)
                                    2007    39,243           15.28    599,479          1.24             0.75             0.66
                                    2006    40,858           15.18    620,421          0.98             0.75            12.78
                                    2005    45,846           13.46    617,286          1.16             0.75             5.27
                                    2004    53,967           12.79    690,227          0.78             0.75             9.33
DWS Global Opportunities Division   2008    16,947           10.16    172,112          0.28             0.75           (50.34)
                                    2007    18,393           20.45    376,160          1.25             0.75             8.49
                                    2006    20,114           18.85    379,084          1.09             0.75            21.17
                                    2005    25,360           15.55    394,465          0.54             0.75            17.31
                                    2004    23,555           13.26    312,337          0.25             0.75            22.43
Fidelity VIP Equity-Income Division 2008   537,067   24.30 - 31.91 13,123,886          2.61             0.75 (43.09) - (43.08)
                                    2007   516,780   42.69 - 56.06 22,206,744          1.87             0.75        .77 - .78
                                    2006   492,898   42.36 - 55.63 20,999,181          3.37             0.75            19.30
                                    2005   468,538   35.51 - 46.63 16,731,236          1.83             0.75             5.07
                                    2004   417,318   33.79 - 44.38 14,190,952          1.33             0.75     9.52 - 10.69
Fidelity VIP Growth Division        2008   336,513   34.70 - 40.19 11,741,812          0.87             0.75 (47.57) - (47.56)
                                    2007   311,856   66.18 - 76.64 20,766,796          0.80             0.75    26.01 - 26.03
                                    2006   292,122   52.52 - 60.81 15,442,567          0.37             0.75             6.05
                                    2005   276,296   49.52 - 57.34 13,775,738          0.45             0.75             5.01
                                    2004   258,666   47.16 - 54.61 12,293,338          0.25             0.75      2.60 - 2.61
Fidelity VIP Index 500 Division     2008   219,450 114.81 - 124.28 25,293,459          2.27             0.75           (37.47)
                                    2007   210,697 183.61 - 198.75 38,860,004          3.60             0.75             4.65
                                    2006   200,016 175.45 - 189.92 35,247,459          1.65             0.75            14.86
                                    2005   193,406 152.75 - 165.34 29,686,272          1.61             0.75             4.04
                                    2004   178,725 146.82 - 158.92 26,391,090          1.19             0.75      9.79 - 9.80
Fidelity VIP Contrafund Division    2008   793,387           28.72 22,784,237          1.03             0.75           (42.94)
                                    2007   758,153           50.33 38,160,171          0.99             0.75            16.69
                                    2006   709,114           43.13 30,580,690          1.31             0.75            10.88
                                    2005   665,722           38.89 25,891,786          0.27             0.75            16.06
                                    2004   557,999           33.51 18,698,409          0.31             0.75            14.61
Fidelity VIP Money Market Division  2008 1,047,754            1.64  1,718,743          2.84             0.75             2.53
                                    2007   833,821            1.60  1,337,670          4.90             0.75             3.90
                                    2006   753,654            1.54  1,157,793          4.60             0.75             4.10
                                    2005   677,194            1.48    999,269          4.02             0.75      2.26 - 2.27
                                    2004   180,557            1.44    260,727          1.31             0.75               --


PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                         -------------------------------- -------------------------------------------------
                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                           UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                         ------- ------------- ---------- ------------- ---------------- ------------------
Fidelity VIP Overseas Division      2008   8,603         23.92    205,785          2.74             0.75          (44.23)
  (Commenced 1/1/2005)              2007   8,322         42.89    356,891          3.42             0.75           16.45
                                    2006   5,338         36.83    196,597          0.59             0.75           17.20
                                    2005   2,357         31.43     74,069          0.13             0.75           18.91
Fidelity VIP Real Estate Division   2008  21,618  5.05 - 13.18    268,950          2.86             0.75          (40.31)
  (Commenced 1/1/2005)              2007  20,361  8.46 - 22.08    434,063          1.72             0.75          (18.34)
                                    2006  18,569 10.36 - 27.04    476,509          1.90             0.75    3.62 - 35.69
                                    2005  10,241         19.93    204,145          6.62             0.75           15.78
Fidelity VIP High Income Division   2008   5,887         15.27     89,869          8.63             0.75          (25.53)
                                    2007   6,545         20.50    134,222          5.24             0.75            1.99
                                    2006  11,385         20.10    228,836         16.55             0.75           10.41
                                    2005   4,163         18.20     75,783          9.32             0.75     1.79 - 1.93
                                    2004  11,979         17.86    213,931          1.72             0.75            8.32
Fidelity VIP Mid Cap Division       2008  42,528         26.95  1,146,237          0.60             0.75          (39.89)
  (Commenced 5/1/2005)              2007  17,186         44.84    770,705          1.04             0.75           14.77
                                    2006   2,029         39.07     79,280          0.18             0.75           11.86
                                    2005     288         34.93     10,057            --             0.75           20.80
Fidelity VIP Investment Grade Bond  2008  45,944         22.50  1,033,884          4.55             0.75           (3.96)
  Division                          2007  55,226         23.43  1,294,178          3.29             0.75            3.54
                                    2006  32,062         22.63    725,473          3.68             0.75            3.57
                                    2005  30,246         21.85    660,777          3.06             0.75     1.36 - 1.43
                                    2004  53,576         21.54  1,154,009          5.37             0.75            3.66
Fidelity VIP Value Division         2008  12,464          7.71     96,114          1.09             0.75          (46.93)
  (Commenced 1/1/2005)              2007  12,640         14.53    183,701          0.75             0.75            1.32
                                    2006   8,996         14.34    129,019          1.24             0.75           13.89
                                    2005   6,049         12.59     76,169          1.00             0.75            6.19
Fidelity VIP Asset Manager: Growth  2008  12,877          7.77    100,060          2.28             0.75          (36.31)
  Division (Commenced 11/10/2006)   2007  10,365         12.20    126,421          4.44             0.75           18.10
                                    2006   7,627         10.33     78,781            --             0.75            3.29
Fidelity VIP Asset Manager Division 2008     314          8.31      2,611          3.39             0.75          (29.26)
  (Commenced 11/10/2006)            2007      30         11.75        352         13.12             0.75           14.65
                                    2006      --            --         --            --               --              --
Fidelity VIP Freedom 2010 Division  2008  24,055          7.69    185,043          6.66             0.75          (25.61)
  (Commenced 4/30/2007)             2007   1,484         10.34     15,345          3.56             0.75            3.40
Fidelity VIP Freedom 2020 Division  2008  55,913          6.94    387,777          4.07             0.75          (33.12)
  (Commenced 4/30/2007)             2007  16,082         10.36    166,738          2.60             0.75            3.70
Fidelity VIP Freedom 2030 Division  2008  61,598          6.40    394,166          3.50             0.75          (38.53)
  (Commenced 4/30/2007)             2007  15,196         10.40    158,128          2.39             0.75            4.10
T. Rowe Price New America Growth    2008 247,975         17.43  4,322,731            --             0.75          (38.71)
  Division                          2007 230,344         28.44  6,551,034            --             0.75           12.95
                                    2006 223,187         25.18  5,620,706          0.05             0.75            6.53
                                    2005 221,910         23.64  5,245,977            --             0.75            3.69
                                    2004 206,552         22.80  4,708,988          0.06             0.75           10.05

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                          ------- ------------- ---------- ------------- ---------------- -------------------
T. Rowe Price Personal Strategy      2008 654,985 21.18 - 21.40 14,017,116          2.44             0.75 (30.41) - (30.40)
  Balanced Division                  2007 641,910 30.43 - 30.75 19,739,388          2.22             0.75             6.81
                                     2006 598,001 28.49 - 28.79 17,217,021          2.12             0.75            11.02
                                     2005 539,790 25.66 - 25.93 13,998,844          1.85             0.75             5.63
                                     2004 417,832 24.29 - 24.55 10,258,093          2.55             0.75            11.95
T. Rowe Price Mid Cap Growth         2008   4,524         19.40     87,774            --             0.75           (40.21)
  Division                           2007   4,614         32.45    149,745          0.24             0.75            16.64
                                     2006   3,304         27.82     91,942            --             0.75             5.84
                                     2005   4,002         26.29    105,208            --             0.75     13.88 -15.70
                                     2004   2,140         23.08     49,405            --             0.75            17.47
T. Rowe Price Limited-Term Bond      2008 925,891          7.44  6,888,945          4.01             0.75             0.82
  Division                           2007 875,607          7.38  6,463,560          4.31             0.75             4.68
                                     2006 846,053          7.05  5,964,997          3.96             0.75             3.29
                                     2005 813,106          6.83  5,549,972          3.52             0.75             0.99
                                     2004 715,519          6.76  4,835,736          3.28             0.75             0.36
T. Rowe Price Equity Income Division 2008   1,692         18.56     31,407          2.32             0.75           (36.59)
                                     2007   1,604         29.27     46,942          1.71             0.75             2.49
                                     2006   1,299         28.56     37,098          1.45             0.75            18.08
                                     2005   1,145         24.19     27,702          2.17             0.75             3.15
                                     2004     896         23.45     21,007          2.09             0.75            14.05
MSF Russell 2000 Index Division      2008 806,622         10.90  8,790,537          1.24             0.75           (34.00)
                                     2007 697,910         16.51 11,523,719          0.89             0.75            (2.24)
                                     2006 613,985         16.89 10,371,258          0.78             0.75            17.08
                                     2005 448,322         14.43  6,468,032          1.53             0.75             3.72
                                     2004 307,211         13.91  4,273,083          0.39             0.75    14.40 - 16.88
Morgan Stanley Money Market          2008 449,096          1.44    648,033          2.39             0.90             1.62
  Division                           2007 559,559          1.42    795,270          4.76             0.90             3.65
                                     2006 550,034          1.37    751,733          4.49             0.90             3.68
                                     2005 575,221          1.32    758,274          2.71             0.90             1.87
                                     2004 649,430          1.29    840,409          0.90             0.90               --
Morgan Stanley High Yield Division   2008  22,011          3.47     76,269          2.41             0.90           (24.18)
                                     2007  24,336          4.57    111,186          6.88             0.90             3.63
                                     2006  14,632          4.41     64,466          7.16             0.90             8.31
                                     2005  16,106          4.07     65,514          6.32             0.90             1.27
                                     2004  20,870          4.02     83,836          7.64             0.90             8.94
Morgan Stanley Capital Opportunities 2008  20,625         40.76    840,743          0.24             0.90           (48.17)
  Division                           2007  20,909         78.65  1,644,473          0.55             0.90            18.65
                                     2006  21,979         66.29  1,456,941            --             0.90             3.25
                                     2005  26,144         64.20  1,678,511            --             0.90            17.10
                                     2004  28,785         54.83  1,578,258          0.48             0.90            10.14
Morgan Stanley Strategist Division   2008  14,683         25.53    374,800          0.73             0.90           (25.12)
                                     2007  15,465         34.09    527,274          2.68             0.90             8.33
                                     2006  20,794         31.47    654,396          2.62             0.90            13.98
                                     2005  20,634         27.61    569,699          2.46             0.90             7.35
                                     2004  21,456         25.72    551,835          2.09             0.90             9.40

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                         AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------- -------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                            UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                          ------- ------------- ---------- ------------- ---------------- ------------------
Morgan Stanley Income Plus Division  2008   3,815         17.99     68,621          1.96             0.90          (10.11)
                                     2007   4,775         20.01     95,546          5.36             0.90            5.48
                                     2006   4,510         18.97     85,564          5.32             0.90            4.75
                                     2005   3,055         18.11     55,334          5.20             0.90            2.40
                                     2004   2,777         17.69     49,133          5.43             0.90            4.29
Morgan Stanley Dividend Growth       2008  40,379         21.34    861,559          0.47             0.90          (37.12)
  Division                           2007  40,106         33.93  1,360,749          1.25             0.90            3.60
                                     2006  48,117         32.75  1,575,800          1.38             0.90           10.10
                                     2005  55,195         29.75  1,641,810          1.30             0.90            4.66
                                     2004  56,354         28.42  1,601,600          1.65             0.90            7.49
Morgan Stanley Global Infrastructure 2008   3,025         23.50     71,072          0.55             0.90          (34.19)
  Division                           2007   2,659         35.70     94,897          1.86             0.90           20.00
                                     2006   2,973         29.75     88,453          2.06             0.90           19.24
                                     2005   3,803         24.95     94,895          2.35             0.90           13.59
                                     2004   3,499         21.97     76,861          2.74             0.90           19.60
Morgan Stanley European Equity       2008  19,114         31.42    600,646          2.63             0.90          (43.21)
  Division                           2007  19,133         55.34  1,058,875          1.62             0.90           14.55
                                     2006  20,315         48.31    981,395          1.70             0.90           19.05
                                     2005  22,218         37.43    831,742          1.19             0.90            7.72
                                     2004  21,862         34.75    759,757          1.22             0.90           11.70
Morgan Stanley Global Dividend       2008  33,485         17.55    587,698          2.93             0.90          (41.48)
  Growth Division                    2007  35,416         29.99  1,061,965          1.91             0.90            6.08
                                     2006  38,097         28.27  1,077,009          2.01             0.90           20.85
                                     2005  45,942         23.39  1,074,732          1.65             0.90            5.39
                                     2004  43,994         22.20    976,574          1.67             0.90           13.90
Morgan Stanley Income Builder        2008   3,218         16.64     53,539          0.75             0.90          (27.36)
  Division                           2007   3,340         22.90     76,490          2.83             0.90            2.88
                                     2006   3,036         22.26     67,592          2.64             0.90           13.19
                                     2005   3,280         19.67     64,527          3.92             0.90            6.00
                                     2004   1,913         18.56     35,508          4.36             0.90            9.95
Morgan Stanley Global Advantage      2008  39,340          6.98    274,721          1.18             0.90          (44.36)
  Division                           2007  42,324         12.55    531,017          0.93             0.90           16.10
                                     2006  40,603         10.81    439,012          0.81             0.90           17.49
                                     2005  44,171          9.20    406,497          0.29             0.90            5.84
                                     2004  43,094          8.70    374,697          0.52             0.90           11.54
MIST MFS Emerging Markets Equity     2008 106,242          5.61    596,252          1.32             0.75          (55.70)
  Division (Commenced 4/30/2007)     2007  25,806         12.67    327,034            --             0.75           26.70

(1) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Division invests.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

(3) These amounts represent annualized policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on the minimum and maximum returns within each product grouping of the applicable Division.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 3, 2009

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2008         2007
                                                                --------     --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $135,428 and $148,865,
     respectively)............................................  $122,229     $152,266
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,931 and $3,897, respectively)............     2,298        4,167
  Trading securities, at estimated fair value (cost: $281 and
     $456, respectively)......................................       277          457
  Mortgage and consumer loans, net............................    42,105       39,180
  Policy loans................................................     7,881        7,677
  Real estate and real estate joint ventures held-for-
     investment...............................................     6,255        5,484
  Real estate held-for-sale...................................         1           39
  Other limited partnership interests.........................     4,732        4,945
  Short-term investments......................................     7,598          603
  Other invested assets.......................................     9,916        4,375
                                                                --------     --------
     Total investments........................................   203,292      219,193
Cash and cash equivalents.....................................    10,279        1,927
Accrued investment income.....................................     2,079        2,451
Premiums and other receivables................................    28,290       24,077
Deferred policy acquisition costs and value of business
  acquired....................................................    10,871        8,628
Current income tax recoverable................................        75           --
Deferred income tax assets....................................     2,557           --
Other assets..................................................     4,517        6,361
Assets of subsidiaries held-for-sale..........................        --       22,037
Separate account assets.......................................    72,259       89,703
                                                                --------     --------
     Total assets.............................................  $334,219     $374,377
                                                                ========     ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $ 98,183     $ 93,752
  Policyholder account balances...............................    93,308       81,003
  Other policyholder funds....................................     5,483        5,535
  Policyholder dividends payable..............................     1,023          991
  Policyholder dividend obligation............................        --          789
  Short-term debt.............................................       414          357
  Long-term debt..............................................     2,722        2,687
  Current income tax payable..................................        --          359
  Deferred income tax liability...............................        --          985
  Payables for collateral under securities loaned and other
     transactions.............................................    18,649       28,952
  Other liabilities...........................................    29,433       28,005
  Liabilities of subsidiaries held-for-sale...................        --       19,958
  Separate account liabilities................................    72,259       89,703
                                                                --------     --------
     Total liabilities........................................   321,474      353,076
                                                                --------     --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  both December 31, 2008 and 2007.............................         5            5
Additional paid-in capital....................................    14,437       14,426
Retained earnings.............................................     7,298        5,529
Accumulated other comprehensive income (loss).................    (8,995)       1,341
                                                                --------     --------
     Total stockholder's equity...............................    12,745       21,301
                                                                --------     --------
     Total liabilities and stockholder's equity...............  $334,219     $374,377
                                                                ========     ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                           2008      2007      2006
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,444   $16,435   $15,936
Universal life and investment-type product policy
  fees.................................................    2,285     2,246     2,183
Net investment income..................................   11,122    12,582    11,518
Other revenues.........................................    1,882       934       833
Net investment gains (losses)..........................    3,472      (287)     (834)
                                                         -------   -------   -------
  Total revenues.......................................   37,205    31,910    29,636
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,699    18,275    17,647
Interest credited to policyholder account balances.....    3,181     3,515     2,993
Policyholder dividends.................................    1,716     1,687     1,671
Other expenses.........................................    6,582     5,127     5,096
                                                         -------   -------   -------
  Total expenses.......................................   32,178    28,604    27,407
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    5,027     3,306     2,229
Provision for income tax...............................    1,651     1,054       557
                                                         -------   -------   -------
Income from continuing operations......................    3,376     2,252     1,672
Income (loss) from discontinued operations, net of
  income tax...........................................     (289)      180       254
                                                         -------   -------   -------
Net income.............................................  $ 3,087   $ 2,432   $ 1,926
                                                         =======   =======   =======




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                         ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                                         (LOSS)
                                                                        ---------------------------------------
                                                                              NET         FOREIGN      DEFINED
                                                  ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT
                                          COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS
                                           STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT    TOTAL
                                          ------  ----------  --------  --------------  -----------  ----------  --------
Balance at January 1, 2006..............    $ 5    $ 13,808    $ 2,749      $ 1,809        $ 137       $   (41)  $ 18,467
Treasury stock transactions, net -- by
  subsidiary............................                 12                                                            12
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                489                                                           489
Excess tax benefits related to stock-
  based compensation....................                 34                                                            34
Dividends on common stock...............                          (863)                                              (863)
Comprehensive income:
  Net income............................                         1,926                                              1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (20)                                  (20)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                        (93)                                  (93)
     Foreign currency translation
       adjustments, net of income tax...                                                       7                        7
     Additional minimum pension
       liability adjustment, net of
       income tax.......................                                                                   (18)       (18)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                             (124)
                                                                                                                 --------
  Comprehensive income..................                                                                            1,802
                                                                                                                 --------
  Adoption of SFAS 158, net of income
     tax................................                                                                  (749)      (749)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2006............      5      14,343      3,812        1,696          144          (808)    19,192
Cumulative effect of changes in
  accounting principles, net of income
  tax (Note 1)..........................                          (215)                                              (215)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at January 1, 2007..............      5      14,343      3,597        1,696          144          (808)    18,977
Treasury stock transactions, net -- by
  subsidiary............................                 10                                                            10
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                  7                                                             7
Excess proceeds received on sale of
  interests in affiliate (Note 15)......                 30                                                            30
Excess tax benefits related to stock-
  based compensation....................                 36                                                            36
Dividends on common stock...............                          (500)                                              (500)
Comprehensive income:
  Net income............................                         2,432                                              2,432
  Other comprehensive income:
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (15)                                  (15)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                       (339)                                 (339)
     Foreign currency translation
       adjustments, net of income tax...                                                     139                      139
     Defined benefit plans adjustment,
       net of income tax................                                                                   524        524
                                                                                                                 --------
     Other comprehensive income.........                                                                              309
                                                                                                                 --------
  Comprehensive income..................                                                                            2,741
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2007............      5      14,426      5,529        1,342          283          (284)    21,301
Treasury stock transactions, net -- by
  subsidiary............................                (11)                                                          (11)
Capital contributions from MetLife, Inc.
  (Note 15).............................                 13                                                            13
Excess tax benefits related to stock-
  based compensation....................                  9                                                             9
Dividend of interests in subsidiary
  (Note 2)..............................                        (1,318)                                            (1,318)
Comprehensive loss:
  Net income............................                         3,087                                              3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        272                                   272
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                     (9,315)                               (9,315)
     Foreign currency translation
       adjustments, net of income tax...                                                    (140)                    (140)
     Defined benefit plans adjustment,
       net of income tax................                                                                (1,153)    (1,153)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                          (10,336)
                                                                                                                 --------
  Comprehensive loss....................                                                                           (7,249)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2008............     $5     $14,437    $ 7,298     $ (7,701)       $ 143      $ (1,437)  $ 12,745
                                            ===    ========    =======     ========        =====      ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                          2008       2007       2006
                                                        --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................  $  3,087   $  2,432   $  1,926
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses..............       258        368        308
  Amortization of premiums and accretion of discounts
     associated with investments, net.................      (660)      (592)      (467)
  (Gains) losses from sales of investments and
     businesses, net..................................    (2,868)       420        687
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership
     interests........................................       524       (433)      (376)
  Interest credited to policyholder account balances..     3,289      3,777      3,247
  Universal life and investment-type product policy
     fees.............................................    (2,285)    (2,246)    (2,183)
  Change in accrued investment income.................       316       (201)      (295)
  Change in premiums and other receivables............    (1,734)       228     (3,565)
  Change in deferred policy acquisition costs, net....      (100)      (598)      (672)
  Change in insurance-related liabilities.............     5,117      4,022      3,743
  Change in trading securities........................        74        188       (196)
  Change in income tax payable........................       630        715        144
  Change in other assets..............................     2,828       (232)       772
  Change in other liabilities.........................     1,827     (1,309)     1,109
  Other, net..........................................       161         51        (37)
                                                        --------   --------   --------
Net cash provided by operating activities.............    10,464      6,590      4,145
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities........................    68,089     73,576     73,351
     Equity securities................................     2,140      1,265        858
     Mortgage and consumer loans......................     5,238      8,085      7,632
     Real estate and real estate joint ventures.......       159        503        847
     Other limited partnership interests..............       404        764      1,253
  Purchases of:
     Fixed maturity securities........................   (56,251)   (73,375)   (90,163)
     Equity securities................................    (1,094)    (2,204)      (731)
     Mortgage and consumer loans......................    (8,819)   (11,891)   (10,535)
     Real estate and real estate joint ventures.......    (1,071)    (1,369)    (1,069)
     Other limited partnership interests..............    (1,163)    (1,459)    (1,551)
  Net change in short-term investments................    (6,967)       582       (362)
  Purchases of subsidiaries...........................        --         --       (193)
  (Payments) proceeds from sales of businesses........        (4)        25         48
  Dividend of subsidiary..............................      (270)        --         --
  Excess proceeds received on sale of interests in
     affiliate........................................        --         30         --
  Net change in other invested assets.................    (1,831)    (1,587)    (1,084)
  Net change in policy loans..........................      (193)      (149)      (176)
  Net change in property, equipment and leasehold
     improvements.....................................      (171)       (88)      (109)
  Other, net..........................................        --         22         (4)
                                                        --------   --------   --------
Net cash used in investing activities.................  $ (1,804)  $ (7,270)  $(21,988)
                                                        --------   --------   --------




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                           2008       2007       2006
                                                         --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 58,338   $ 39,125   $ 37,411
     Withdrawals.......................................   (48,818)   (34,135)   (31,366)
  Net change in short-term debt........................        57       (476)       380
  Long-term debt issued................................        27      1,705          8
  Long-term debt repaid................................       (21)      (894)      (112)
  Collateral financing arrangements issued.............        --         --        850
  Shares subject to mandatory redemption...............        --       (131)        --
  Debt issuance costs..................................        --         (8)       (13)
  Net change in payables for collateral under
     securities loaned and other transactions..........   (10,303)    (3,167)    11,110
  Capital contribution from MetLife, Inc. .............        --          7         93
  Dividends on common stock............................        --       (500)      (863)
  Other, net...........................................         8         30         13
                                                         --------   --------   --------
Net cash (used in) provided by financing activities....      (712)     1,556     17,511
                                                         --------   --------   --------
Change in cash and cash equivalents....................     7,948        876       (332)
Cash and cash equivalents, beginning of year...........     2,331      1,455      1,787
                                                         --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $ 10,279   $  2,331   $  1,455
                                                         ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................  $    404   $    164   $    129
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................  $     --   $    404   $    164
                                                         ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................  $  1,927   $  1,291   $  1,658
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................  $ 10,279   $  1,927   $  1,291
                                                         ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest..........................................  $    268   $    332   $    256
                                                         ========   ========   ========
     Income tax........................................  $    494   $  1,010   $    197
                                                         ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed.................................  $ 22,135   $     --   $     --
       Less: liabilities disposed......................   (20,689)        --         --
                                                         --------   --------   --------
       Net assets disposed.............................     1,446         --         --
       Add: cash disposed..............................       270         --         --
       Less: dividend of interests in subsidiary.......    (1,318)        --         --
                                                         --------   --------   --------
       Loss on dividend of interests in subsidiary.....  $    398   $     --   $     --
                                                         ========   ========   ========
     Fixed maturity securities received in connection
       with insurance contract commutation.............  $    115   $     --   $     --
                                                         ========   ========   ========
     Capital contribution from MetLife, Inc. ..........  $     13   $     --   $     --
                                                         ========   ========   ========
     Real estate acquired in satisfaction of debt......  $     --   $     --   $      6
                                                         ========   ========   ========
     Contribution of other intangible assets, net of
       deferred income tax.............................  $     --   $     --   $    377
                                                         ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary......................................  $     --   $     --   $     19
                                                         ========   ========   ========
     Issuance of secured demand note collateral
       agreement.......................................  $     25   $     --   $     --
                                                         ========   ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company is organized into two operating segments:
Institutional and Individual, as well as Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries as well as partnerships and joint ventures in which the Company has control. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Intercompany accounts and transactions have been eliminated.

     In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include asset-backed securitizations, trust preferred securities, joint ventures, limited partnerships and limited liability companies. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $83 million and $162 million at December 31, 2008 and 2007, respectively. There was also minority interest of $1.5 billion included in liabilities of subsidiaries held-for-sale at December 31, 2007.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2008 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii)   investment impairments;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          (iii)  the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi)   the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x)    accounting for reinsurance transactions;

          (xi)   accounting for employee benefit plans; and

          (xii)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

          Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

          Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, trading securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements, and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld at interest and joint venture investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Freestanding derivatives with positive estimated fair values are more fully described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed.

          Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for on the equity method. Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Certain mortgages have been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make an additional credit risk adjustments is performed by the Company each reporting period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.4 billion and $1.2 billion at December 31, 2008 and 2007, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $720 million and $609 million at December 31, 2008 and 2007, respectively. Related depreciation and amortization expense was $111 million, $105 million and $97 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.2 billion and $1.1 billion at December 31, 2008 and 2007, respectively. Accumulated amortization of capitalized software was $862 million and $742 million at December 31, 2008 and 2007, respectively. Related amortization expense was $117 million, $97 million and $90 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re- estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the annuities and variable & universal life reporting units within the Individual segment, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 6 for further consideration of goodwill impairment testing during 2008.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 8% and 9% of the Company's life insurance in-force, and 17% and 16% of the number of life insurance policies in-force, at December 31, 2008 and 2007, respectively. Participating policies represented approximately 32% and 33%, 36% and 36%, and 34% and 33% of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and, non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivative.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)   future reversals of existing taxable temporary differences;

          (iii)  taxable income in prior carryback years; and

          (iv)   tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions, as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the estimated fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), was offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the estimated fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs at December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     Effective January 1, 2006, MetLife, Inc. adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"). In accordance with this guidance the cost of all stock-based transactions is measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. Prior to January 1, 2006, MetLife, Inc. recognized stock-based compensation over the vesting period of the grant or award, including grants or awards to retirement-eligible employees. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period. Prior to January 1, 2006, MetLife, Inc. recognized the corresponding reduction of stock compensation in the period in which the forfeitures occurred.

     Stock-based awards granted after December 31, 2002 but prior to January 1, 2006 were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure. The fair value method prescribed by SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was recognized over the vesting period of the grant or award, including grants or awards to retirement-eligible employees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments, and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 19 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the implementation of FIN 48, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. See also Note 12.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact at January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

       (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

      (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs at the end of the year of adoption;

     (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

      (iv) measurement of benefit plan assets and obligations at the date of the statement of financial position; and

       (v) disclosure of additional information about the effects on the employer's statement of financial position.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 14.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, MetLife, Inc. adopted SFAS 123(r) including supplemental application guidance issued by the U.S. Securities and Exchange Commission in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. MetLife, Inc. had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003. MetLife, Inc. did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees had vested prior to the adoption date and the Company, in conjunction with MetLife, Inc. had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), MetLife, Inc. changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's financial position or results of operations as of the date of adoption.

     Additionally, for awards granted after adoption, MetLife, Inc. changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The adoption of FSP 13-2 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively EITF Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r), and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future interim and annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     On September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations. The disposition of RGA results in the elimination of the Company's Reinsurance segment. The Reinsurance segment was comprised of the results of RGA, which at disposition became discontinued operations of Corporate & Other, and the interest on economic capital, which has been reclassified to the continuing operations of Corporate & Other. See Note 18 for reclassifications related to discontinued operations and Note 17 for segment information.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

     On October 20, 2006, MetLife, Inc. sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with the sale and merger of CLIC with and into Metropolitan Life Insurance Company, MetLife, Inc. contributed $17 million to the Company. See Note 15.

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the VOCRA. Further information on VOCRA is described in Note 7.

     On July 1, 2005, MetLife, Inc. completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution, as described in Note 15, from MetLife, Inc. of $377 million in the form of intangible assets related to the VODA of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through MetLife, Inc.'s acquisition of Travelers and was transferred at its amortized cost basis. Further information on VODA is described in Note 7.

     See Note 18 for information on the disposition of SSRM Holdings, Inc ("SSRM").

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities, and the percentage that each sector represents by the respective total holdings at:

                                                      DECEMBER 31, 2008
                                      -------------------------------------------------
                                       COST OR    GROSS UNREALIZED
                                      AMORTIZED   ----------------    ESTIMATED    % OF
                                         COST      GAIN      LOSS    FAIR VALUE   TOTAL
                                      ---------   ------   -------   ----------   -----
                                                        (IN MILLIONS)
U.S. corporate securities...........   $ 49,334   $  770   $ 6,352    $ 43,752     35.8%
Residential mortgage-backed
  securities........................     25,659      539     3,145      23,053     18.9
Foreign corporate securities........     23,898      435     4,109      20,224     16.5
U.S. Treasury/agency securities.....     12,884    3,052        --      15,936     13.0
Commercial mortgage-backed
  securities........................     11,502       11     2,436       9,077      7.4
Asset-backed securities.............      8,490       14     2,193       6,311      5.2
Foreign government securities.......      2,436      464       125       2,775      2.3
State and political subdivision
  securities........................      1,225       31       155       1,101      0.9
Other fixed maturity securities.....         --       --        --          --       --
                                       --------   ------   -------    --------    -----
  Total fixed maturity securities
     (1), (2).......................   $135,428   $5,316   $18,515    $122,229    100.0%
                                       ========   ======   =======    ========    =====
Common stock........................   $  1,358   $   29   $    96    $  1,291     56.2%
Non-redeemable preferred stock (1)..      1,573        1       567       1,007     43.8
                                       --------   ------   -------    --------    -----
  Total equity securities...........   $  2,931   $   30   $   663    $  2,298    100.0%
                                       ========   ======   =======    ========    =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 50,087   $1,488   $1,195    $ 50,380     33.1%
Residential mortgage-backed
  securities.........................     35,773      444      237      35,980     23.6
Foreign corporate securities.........     24,663    1,414      454      25,623     16.8
U.S. Treasury/agency securities......     14,271    1,296        1      15,566     10.2
Commercial mortgage-backed
  securities.........................     12,481      204      100      12,585      8.3
Asset-backed securities..............      7,034       32      309       6,757      4.5
Foreign government securities........      3,855      850       18       4,687      3.1
State and political subdivision
  securities.........................        467       13        9         471      0.3
Other fixed maturity securities......        234       12       29         217      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities
     (1), (2)........................   $148,865   $5,753   $2,352    $152,266    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,988   $  540   $   93    $  2,435     58.4%
Non-redeemable preferred stock (1)...      1,909       33      210       1,732     41.6
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  3,897   $  573   $  303    $  4,167    100.0%
                                        ========   ======   ======    ========    =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $885 million and $1,412 million, respectively. In addition, the Company held $122 million and $320 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, also included in non-redeemable preferred stock. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $1,426 million and $2,769 million, respectively. In addition, the Company held $7 million and $20 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, included in fixed maturity securities.

   (2) At December 31, 2008 and 2007 the Company also held $1,495 million and $2,557 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $7.3 billion and $7.8 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that totaled $8.4 billion and $11.6 billion at December 31, 2008 and 2007, respectively. These securities had net unrealized gains (losses) of ($3,275) million and $94 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $59 million and $12 million at December 31, 2008 and 2007, respectively. Net unrealized gains (losses) associated with non-income producing fixed maturity securities were ($17) million and $11 million at December 31, 2008 and 2007, respectively.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $2,438 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $1,463 million, $515 million, $426 million and $34 million are included within U.S. corporate securities, asset-backed securities, state and political subdivision securities, and residential mortgage-backed securities, respectively, and 11% and 74% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately, 68% of the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $15.9 billion and $15.6 billion, respectively. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (35.8%), residential mortgage-backed securities (18.9%), and foreign corporate securities (16.5%); and at December 31, 2007, were U.S. corporate fixed maturity securities (33.1%), residential mortgage-backed securities (23.6%), and foreign corporate securities (16.8%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $64.0 billion and $76.0 billion, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $992 million and $830 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $6.2 billion and $5.5 billion, respectively, the total of these ten issuers being less than 3% of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................    $20,224     31.6%    $25,623     33.7%
Industrial..................................     10,240     16.0      11,782     15.5
Finance.....................................      9,660     15.1      13,034     17.2
Consumer....................................      9,120     14.3      10,779     14.2
Utility.....................................      8,798     13.8       9,123     12.0
Communications..............................      3,810      5.9       5,121      6.7
Other.......................................      2,124      3.3         541      0.7
                                                -------    -----     -------    -----
  Total.....................................    $63,976    100.0%    $76,003    100.0%
                                                =======    =====     =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors, and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Collateralized mortgage obligations.......    $17,343     75.2%    $24,187     67.2%
  Pass-through securities...................      5,710     24.8      11,793     32.8
                                                -------    -----     -------    -----
Total residential mortgage-backed
  securities................................    $23,053    100.0%    $35,980    100.0%
                                                =======    =====     =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 66%, 24%, and 10% of the total holdings, respectively. At December 31, 2008 and 2007, $21.3 billion and $35.8 billion, respectively, or 93% and 99% respectively of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure was $2.3 billion and $4.2 billion, respectively, with an unrealized loss of $1,315 million and $91 million, respectively. At December 31, 2008 and 2007, $1.5 billion and $4.2 billion, respectively, or 64% and 100%, respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008 the Company's Alt-A holdings are distributed as follows: 24% 2007 vintage year, 26% 2006 vintage year; and 50% in the 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of the Company's Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $9.1 billion and $12.6 billion, respectively, at estimated fair value. At December 31, 2008 and 2007, $8.5 billion and $11.1 billion, respectively, of the estimated fair value, or 94% and 88%, respectively, of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows: 94% Aaa, 4% Aa, 1% A, and 1% Baa. At December 31, 2008, 83% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was $46 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $6.3 billion and $6.8 billion, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $4.8 billion and $3.8 billion, respectively, or 76% and 56%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, residential mortgage-backed securities backed by sub-prime mortgage loans, automobile receivables and student loan receivables of 47%, 12%, 11% and 10% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $0.7 billion and $1.2 billion, respectively, and unrealized losses of $457 million and $119 million, respectively. At December 31, 2008, 49% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, of which 21% and 34% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity in its equity securities holdings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $  3,491    $  3,500     $  2,629    $  2,726
Due after one year through five years...     21,495      19,741       26,725      27,473
Due after five years through ten years..     27,411      24,402       24,349      24,739
Due after ten years.....................     37,380      36,145       39,874      42,006
                                           --------    --------     --------    --------
  Subtotal..............................     89,777      83,788       93,577      96,944
Mortgage-backed and asset-backed
  securities............................     45,651      38,441       55,288      55,322
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $135,428    $122,229     $148,865    $152,266
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     2008       2007      2006
                                                   --------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities........................  $(13,199)  $ 3,885   $ 4,685
Equity securities................................      (633)      251       483
Derivatives......................................        14      (358)     (238)
Minority interest................................        --      (150)     (159)
Other............................................        56       (22)       --
                                                   --------   -------   -------
  Subtotal.......................................   (13,762)    3,606     4,771
                                                   --------   -------   -------
Amounts allocated from:
  Insurance liability loss recognition...........        (1)     (366)     (806)
  DAC and VOBA...................................     2,000      (420)     (239)
  Policyholder dividend obligation...............        --      (789)   (1,062)
                                                   --------   -------   -------
     Subtotal....................................     1,999    (1,575)   (2,107)
                                                   --------   -------   -------
Deferred income tax..............................     4,062      (689)     (968)
                                                   --------   -------   -------
  Subtotal.......................................     6,061    (2,264)   (3,075)
                                                   --------   -------   -------
Net unrealized investment gains (losses).........  $ (7,701)  $ 1,342   $ 1,696
                                                   ========   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                YEARS ENDED DECEMBER 31,
                                             ------------------------------
                                               2008       2007       2006
                                             --------   --------   --------
                                                      (IN MILLIONS)
Balance, at January 1,.....................  $  1,342    $ 1,696    $1,809
Unrealized investment gains (losses) during
  the year.................................   (17,455)    (1,165)     (966)
Unrealized investment losses of subsidiary
  at the date of dividend of interests.....        87         --        --
Unrealized investment gains (losses)
  relating to:
  Insurance liability gain (loss)
     recognition...........................       365        440       453
  DAC and VOBA.............................     2,438       (181)      (91)
  DAC and VOBA of subsidiary at date of
     dividend of interests.................       (18)        --        --
  Policyholder dividend obligation.........       789        273       430
  Deferred income tax......................     4,797        279        61
  Deferred income tax of subsidiary at date
     of dividend of interests..............       (46)        --        --
                                             --- ----    -------    ------
Balance, at December 31,...................  $ (7,701)   $ 1,342    $1,696
                                             === ====    =======    ======
Change in net unrealized investment gains
  (losses).................................  $ (9,043)   $  (354)   $ (113)
                                             === ====    =======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                     DECEMBER 31, 2008
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $20,927        $2,988        $11,002        $3,364        $31,929       $ 6,352
Residential mortgage-backed
  securities.....................      6,833         1,958          2,561         1,187          9,394         3,145
Foreign corporate securities.....     10,899         2,370          4,421         1,739         15,320         4,109
U.S. Treasury/agency securities..         34            --             --            --             34            --
Commercial mortgage-backed
  securities.....................      6,828         1,250          2,112         1,186          8,940         2,436
Asset-backed securities..........      3,708           717          2,418         1,476          6,126         2,193
Foreign government securities....        555            86            128            39            683           125
State and political subdivision
  securities.....................        586           117            106            38            692           155
Other fixed maturity securities..         --            --             --            --             --            --
                                     -------        ------        -------        ------        -------       -------
  Total fixed maturity
     securities..................    $50,370        $9,486        $22,748        $9,029        $73,118       $18,515
                                     =======        ======        =======        ======        =======       =======
Equity securities................    $   505        $  199        $   694        $  464        $ 1,199       $   663
                                     =======        ======        =======        ======        =======       =======
Total number of securities in an
  unrealized loss position.......      4,556                        2,038
                                     =======                      =======




                                                                     DECEMBER 31, 2007
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $16,906        $  834        $ 5,621         $361         $22,527        $1,195
Residential mortgage-backed
  securities.....................      9,116           174          3,730           63          12,846           237
Foreign corporate securities.....      6,594           286          3,119          168           9,713           454
U.S. Treasury/agency securities..        124             1            279           --             403             1
Commercial mortgage-backed
  securities.....................      1,613            54          2,200           46           3,813           100
Asset-backed securities..........      4,584           242            740           67           5,324           309
Foreign government securities....        357            13            136            5             493            18
State and political subdivision
  securities.....................        128             6             66            3             194             9
Other fixed maturity securities..         74            29             --           --              74            29
                                     -------        ------        -------         ----         -------        ------
  Total fixed maturity
     securities..................    $39,496        $1,639        $15,891         $713         $55,387        $2,352
                                     =======        ======        =======         ====         =======        ======
Equity securities................    $ 1,778        $  264        $   281         $ 39         $ 2,059        $  303
                                     =======        ======        =======         ====         =======        ======
Total number of securities in an
  unrealized loss position.......      2,767                        2,468
                                     =======                      =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                               COST OR                GROSS               NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS         SECURITIES
                                         -------------------   -------------------   ------------------
                                         LESS THAN    20% OR   LESS THAN    20% OR   LESS THAN   20% OR
                                            20%        MORE       20%        MORE       20%       MORE
                                         ---------   -------   ---------   -------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..................    $22,435    $31,160     $1,677    $11,043     1,894      1,902
Six months or greater but less than
  nine months.........................      9,681      1,325        941        676       656         97
Nine months or greater but less than
  twelve months.......................     10,482      2,119      1,185      1,165       507        122
Twelve months or greater..............     14,076        355      1,598        230       915         37
                                          -------    -------     ------    -------
  Total...............................    $56,674    $34,959     $5,401    $13,114
                                          =======    =======     ======    =======
EQUITY SECURITIES:
Less than six months..................    $   329    $   757     $   49    $   336       229        410
Six months or greater but less than
  nine months.........................         15        301          2        146         5         22
Nine months or greater but less than
  twelve months.......................          2        340         --        125         1         14
Twelve months or greater..............        118         --          5         --        11         --
                                          -------    -------     ------    -------
  Total...............................    $   464    $ 1,398     $   56    $   607
                                          =======    =======     ======    =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                                COST OR               GROSS              NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS        SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................    $26,208     $819      $  760     $232      1,865        80
Six months or greater but less than
  nine months..........................      8,522        6         397        1        573         3
Nine months or greater but less than
  twelve months........................      5,925       --         344       --        432        --
Twelve months or greater...............     16,249       10         614        4      1,236         6
                                           -------     ----      ------     ----
  Total................................    $56,904     $835      $2,115     $237
                                           =======     ====      ======     ====
EQUITY SECURITIES:
Less than six months...................    $ 1,121     $296      $   96     $ 97        963       394
Six months or greater but less than
  nine months..........................        324       --          37       --        144        --
Nine months or greater but less than
  twelve months........................        353       --          44       --         58         1
Twelve months or greater...............        268       --          29       --         74        --
                                           -------     ----      ------     ----
  Total................................    $ 2,066     $296      $  206     $ 97
                                           =======     ====      ======     ====



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $5.4 billion and $2.1 billion, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 10% and 4%, respectively, of the cost or amortized cost of such securities. At December 31, 2008 and 2007, $56 million and $206 million, respectively, of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 12% and 10%, respectively, of the cost of such securities.

     At December 31, 2008, $13.1 billion and $607 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 38% and 43% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $13.1 billion and $607 million, $11.0 billion and $336 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months. At December 31, 2007, $237 million and $97 million of unrealized losses related to fixed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 28% and 33% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $237 million and $97 million, $232 million and $97 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months.

     The Company held 440 fixed maturity securities and 28 equity securities, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These 440 fixed maturity securities represented 46% or $8.6 billion in the aggregate, of the gross unrealized loss on fixed maturity securities. These 28 equity securities represented 73% or $484 million in the aggregate, of the gross unrealized loss on equity securities. The Company held 13 fixed maturity securities and three equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These 13 fixed maturity securities represented 8% or $180 million in the aggregate, of the gross unrealized loss on fixed maturity securities. These three equity securities represented 15% or $44 million in the aggregate, of the gross unrealized loss on equity securities. The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million increased $8.8 billion during the year ended December 31, 2008. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration of, and severity of, an unrealized loss position, such as unrealized losses of 20% or more for equity securities, which was $607 million and $97 million at December 31, 2008 and 2007, respectively, is given greater weight and consideration, than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     Equity securities with an unrealized loss of 20% or more for six months or greater was $271 million at December 31, 2008, of which $269 million of the unrealized losses, or 99%, are for investment grade non-redeemable preferred securities. Of the $269 million of unrealized losses for investment grade non-redeemable preferred securities, $264 million of the unrealized losses, or 98%, was comprised of unrealized losses on investment grade financial services industry non-redeemable preferred securities, of which 86% are rated A or higher.

     Equity securities with an unrealized loss of 20% or more for less than six months was $336 million at December 31, 2008 of which $278 million of the unrealized losses, or 83%, are for non-redeemable preferred securities, of which $274 million, of the unrealized losses, or 99% are for investment grade non-redeemable preferred securities. All of the $274 million of unrealized losses for investment grade non-redeemable preferred securities are for financial services industry non-redeemable preferred securities, of which 87% are rated A or higher.

     There were no equity securities with an unrealized loss of 20% or more for twelve months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loss. With respect to common stock holdings, the Company considered the duration and severity of the securities in an unrealized loss position of 20% or more; and the duration of securities in an unrealized loss position of 20% or less with in an extended unrealized loss position (i.e., 12 months or more).

     At December 31, 2008, there are $607 million of equity securities with an unrealized loss of 20% or more, of which $547 million of the unrealized losses, or 90%, were for non-redeemable preferred securities. Through December 31, 2008, $543 million of the unrealized losses of 20% or more, or 99%, of the non-redeemable preferred securities were investment grade securities, of which, $538 million of the unrealized losses of 20% or more, or 99%, are investment grade financial services industry non-redeemable preferred securities; and all non-redeemable preferred securities with unrealized losses of 20% or more, regardless of rating, have not deferred any dividend payments.

     Also, the Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming quarters.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $19.2 billion and $2.7 billion, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
SECTOR:
  U.S. corporate securities..................................    33%      45%
  Foreign corporate securities...............................    21       17
  Residential mortgage-backed securities.....................    16        9
  Commercial mortgage-backed securities......................    13        4
  Asset-backed securities....................................    11       12
  Other......................................................     6       13
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===
INDUSTRY:
  Mortgage-backed............................................    29%      13%
  Finance....................................................    24       34
  Consumer...................................................    12        3
  Asset-backed...............................................    11       12
  Utility....................................................    10        9
  Communication..............................................     5        1
  Industrial.................................................     4       20
  Other......................................................     5        8
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities.........................  $(1,062)   $(284)    $(575)
Equity securities.................................      (90)     133        67
Mortgage and consumer loans.......................      (88)       4       (16)
Real estate and real estate joint ventures........      (18)      45        38
Other limited partnership interests...............     (131)      35         2
Freestanding derivatives..........................    3,257     (526)     (470)
Embedded derivatives..............................    1,744       15         5
Other.............................................     (140)     291       115
                                                    -------    -----     -----
  Net investment gains (losses)...................  $ 3,472    $(287)    $(834)
                                                    =======    =====     =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in other in the table above. See also Note 8 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                              FIXED MATURITY SECURITIES      EQUITY SECURITIES                TOTAL
                             -------------------------- -------------------------- --------------------------
                               2008     2007     2006     2008     2007     2006     2008     2007     2006
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                               (IN MILLIONS)
Proceeds....................  $42,785  $52,377  $55,090  $1,888    $760     $565    $44,673  $53,137  $55,655
                             ======== ======== ======== ======== ======== ======== ======== ======== ========
Gross investment gains......      631      343      250     412     176      107      1,043      519      357
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Gross investment losses.....     (911)    (589)    (812)   (218)    (27)     (18)    (1,129)    (616)    (830)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Writedowns..................
     Credit-related.........     (668)     (38)     (13)    (38)     --       --       (706)     (38)     (13)
     Other than credit-
       related (1)..........     (114)      --       --    (246)    (16)     (22)      (360)     (16)     (22)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
     Total writedowns.......     (782)     (38)     (13)   (284)    (16)     (22)    (1,066)     (54)     (35)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
  Net investment gains
     (losses)...............  $(1,062) $  (284) $  (575) $  (90)   $133     $ 67    $(1,152) $  (151) $  (508)
                             ======== ======== ======== ======== ======== ======== ======== ======== ========



--------

   (1) Other-than credit-related writedowns include items such as equity securities where the primary reason for the writedown was the severity and/or the duration of an unrealized loss position and fixed maturity securities where an interest-rate related writedown was taken.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1,066 million, $54 million and $35 million for the years ended December 31, 2008, 2007 and 2006, respectively. The substantial increase in 2008 over 2007 was driven by writedowns totaling

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$579 million of financial services industry securities holdings, comprised of $361 million of fixed maturity securities and $218 million of equity securities.

     Overall, of the $782 million of fixed maturity security writedowns in 2008, $361 million were on financial services industry services holdings; $180 million were on communication and consumer industries holdings; $61 million on asset-backed (substantially all are backed by or exposed to sub-prime mortgage loans); and $180 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline.

     Included within the $284 million of writedowns on equity securities in 2008 are $218 million related to the financial services industry holdings, (of which, $38 million related to the financial services industry non-redeemable preferred securities) and $66 million across several industries including consumer, communications, industrial and utility.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Fixed maturity securities........................  $ 8,830   $ 9,671   $ 9,115
Equity securities................................      174       169        42
Trading securities...............................      (21)        6        32
Mortgage and consumer loans......................    2,387     2,376     2,272
Policy loans.....................................      475       460       441
Real estate and real estate joint ventures.......      508       813       741
Other limited partnership interests..............      (92)    1,141       705
Cash, cash equivalents and short-term
  investments....................................      134       144       196
Joint venture investments........................       (1)       (6)       (8)
Other............................................      202       182       202
                                                   -------   -------   -------
  Total investment income........................   12,596    14,956    13,738
Less: Investment expenses........................    1,474     2,374     2,220
                                                   -------   -------   -------
  Net investment income..........................  $11,122   $12,582   $11,518
                                                   =======   =======   =======



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $92 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets. Net investment income from trading securities includes interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on trading securities and the short sale agreements liabilities. In 2008, unrealized losses recognized on trading securities, due to the volatility in the equity and credit markets, were in excess of interest and dividends earned.

     For the years ended December 31, 2008, 2007 and 2006, affiliated net investment income included in the table above, was $29 million, $21 million and $20 million, respectively, related to fixed maturity securities; and less than $1 million, $12 million and less than $1 million, respectively, related to equity securities. For the years ended

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2008 and 2007, there was no affiliated investment income related to mortgage loans. For the year ended December 31, 2006, affiliated investment income related to mortgage loans was $112 million, which included the prepayment fees discussed below. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

     For the years ended December 31, 2008, 2007 and 2006, affiliated administrative service charges were $67 million, $66 million and $52 million, respectively, which reduced investment expense in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income related to mortgage loans included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities with a cost or amortized cost of $13.4 billion and $26.9 billion and an estimated fair value of $14.7 billion and $27.9 billion were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $15.1 billion and $28.7 billion at December 31, 2008 and 2007, respectively. Of this $15.1 billion of cash collateral at December 31, 2008, $3.5 billion was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral, and $9.4 billion and $2.2 billion, respectively, were due within 30 days and 60 days. Of the $3.4 billion of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $3.0 billion were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage-backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $13.1 billion at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

     Security collateral of $95 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008 may not be sold or repledged and is not reflected in the consolidated financial statements. There was no security collateral on deposit from counterparties in connection with the securities lending transactions at December 31, 2007.

  ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $1.2 billion and $1.7 billion at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity and equity securities. The Company also held in trust cash and securities, primarily fixed maturity and equity securities with an estimated fair value of $45 million and $74 million at December 31, 2008 and 2007, respectively, to satisfy collateral requirements.

     The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY") of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively. The Company has also pledged certain agricultural real estate mortgage loans in connection with funding agreements with the Federal Agricultural Mortgage Corporation with a carrying value of $2.9 billion at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


both December 31, 2008 and 2007. The nature of these Federal Home Loan Bank and Federal Agricultural Mortgage Corporation arrangements are described in Note 7.

     Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4. Certain of the Company's trading securities are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income.

     At December 31, 2008 and 2007, trading securities at estimated fair value were $277 million and $457 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $57 million and $107 million, respectively. The Company had pledged $346 million and $407 million of its assets, at estimated fair value, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio at December 31, 2008 and 2007, respectively.

     Interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities included within net investment income totaled ($21) million, $6 million and $32 million for the years ended December 31, 2008, 2007 and 2006, respectively. Included within unrealized gains (losses) on such trading securities and short sale agreement liabilities are changes in estimated fair value of ($17) million, ($4) million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2008                2007
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)
Commercial mortgage loans...................  $31,492     74.3%   $30,313     77.0%
Agricultural mortgage loans.................   10,826     25.7      8,985     22.8
Consumer loans..............................       12       --         63      0.2
                                              -------    -----    -------    -----
  Total.....................................   42,330    100.0%    39,361    100.0%
                                                         =====               =====
Less: Valuation allowances..................      244                 181
                                              -------             -------
  Total mortgage and consumer loans held-
     for-investment.........................   42,086              39,180
Mortgage loans held-for-sale................       19                  --
                                              -------             -------
  Mortgage and consumer loans, net..........  $42,105             $39,180
                                              =======             =======



     At December 31, 2008, mortgage loans held-for-sale include $19 million of commercial and agricultural mortgage loans held-for-sale which are carried at the lower of amortized cost or estimated fair value. At December 31, 2007, there were no mortgage loans held-for-sale.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2008, 20%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. As shown in the table above, commercial mortgage loans at December 31, 2008 and 2007 were $31,492 million and $30,313 million, respectively, or 74% and 77%, respectively, of total mortgage and consumer loans prior to valuation allowances. Net of valuation allowances commercial mortgage loans were $31,308 million and $30,158 million, respectively, at December 31, 2008 and 2007 and their diversity across geographic regions and property types is shown below at:

                                                 DECEMBER 31,       DECEMBER 31,
                                                     2008               2007
                                               ----------------   ----------------
                                               CARRYING    % OF   CARRYING    % OF
                                                 VALUE    TOTAL     VALUE    TOTAL
                                               --------   -----   --------   -----
                                                          (IN MILLIONS)
REGION
Pacific......................................   $ 7,586    24.3%   $ 7,334    24.3%
South Atlantic...............................     6,984    22.3      6,586    21.8
Middle Atlantic..............................     5,173    16.5      4,336    14.4
International................................     3,247    10.4      3,495    11.6
West South Central...........................     2,739     8.7      2,578     8.5
East North Central...........................     2,381     7.6      2,640     8.8
New England..................................     1,095     3.5      1,022     3.4
Mountain.....................................       920     2.9        873     2.9
West North Central...........................       664     2.1        893     3.0
East South Central...........................       313     1.0        315     1.0
Other........................................       206     0.7         86     0.3
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====
PROPERTY TYPE
Office.......................................   $13,532    43.2%   $13,612    45.1%
Retail.......................................     7,011    22.4      6,537    21.7
Apartments...................................     3,305    10.6      3,476    11.5
Hotel........................................     2,530     8.1      2,614     8.7
Industrial...................................     2,644     8.4      2,354     7.8
Other........................................     2,286     7.3      1,565     5.2
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $372 million and $373 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding loan valuation allowances for mortgage and consumer loans held-for-investment is as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2008   2007   2006
                                                        -----   ----   ----
                                                           (IN MILLIONS)
Balance at January 1,.................................  $ 181   $160   $149
Additions.............................................    174     70     28
Deductions............................................   (111)   (49)   (17)
                                                        -----   ----   ----
Balance at December 31,...............................  $ 244   $181   $160
                                                        =====   ====   ====



     A portion of the Company's mortgage and consumer loans held-for-investment was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             -------------
                                                             2008     2007
                                                             ----     ----
                                                             (IN MILLIONS)
Impaired loans with valuation allowances...................  $232     $552
Impaired loans without valuation allowances................    15        8
                                                             ----     ----
  Subtotal.................................................   247      560
Less: Valuation allowances on impaired loans...............    45       67
                                                             ----     ----
  Impaired loans...........................................  $202     $493
                                                             ====     ====



     The average investment in impaired loans was $315 million, $399 million and $145 million for the years ended December 31, 2008, 2007 and 2006, respectively. Interest income on impaired loans was $10 million, $35 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The investment in restructured loans was $1 million and $2 million at December 31, 2008 and 2007, respectively. Interest income recognized on restructured loans was $1 million or less for each of the years ended December 31, 2008, 2007 and 2006. Gross interest income that would have been recorded in accordance with the original terms of such loans also amounted to $1 million or less for each of the years ended December 31, 2008, 2007 and 2006.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $2 million and $1 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $10 million and $18 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $23 million and $6 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Real estate..............................................  $ 4,650   $ 4,384
Accumulated depreciation.................................   (1,354)   (1,195)
                                                           -------   -------
Net real estate..........................................    3,296     3,189
Real estate joint ventures...............................    2,959     2,295
                                                           -------   -------
  Real estate and real estate joint ventures.............    6,255     5,484
Real estate held-for sale................................        1        39
                                                           -------   -------
  Total real estate holdings.............................  $ 6,256   $ 5,523
                                                           =======   =======



     Related depreciation expense on real estate was $120 million, $112 million and $107 million for the years ended December 31, 2008, 2007 and 2006, respectively. These amounts include less than $1 million, $2 million and $4 million of depreciation expense related to discontinued operations for the years ended December 31, 2008, 2007 and 2006, respectively.

     There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2008 and 2007. Impairment losses recognized on real estate held-for-sale were $8 million for the year ended December 31, 2006. The carrying value of non-income producing real estate was $27 million and $8 million at December 31, 2008 and 2007, respectively. The Company did not own real estate acquired in satisfaction of debt at December 31, 2008 and 2007.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2008, 20%, 14%, 11% and 10% were located in California, Florida, New York and Texas, respectively. Property type diversification is shown in the table below.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................  $2,602      42%    $2,627      48%
Apartments....................................   1,495      24      1,058      19
Real estate investment funds..................     936      15        835      15
Industrial....................................     483       8        443       8
Retail........................................     453       7        423       8
Hotel.........................................     170       3         59       1
Land..........................................      62       1         47       1
Agriculture...................................       9      --          9      --
Other.........................................      46      --         22      --
                                                ------     ---     ------     ---
  Total real estate holdings..................  $6,256     100%    $5,523     100%
                                                ======     ===     ======     ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.7 billion and $4.9 billion at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 are $943 million and $1,189 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007 and 2006, net investment income
(loss) from other limited partnership interests was ($92) million, $1,141 million and $705 million and included ($218) million, $71 million and $67 million, respectively of hedge funds. Net investment income (loss) from other limited partnership interests, including hedge funds, decreased by $1,233 million for the year ended 2008, due to volatility in the equity and credit markets.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Freestanding derivatives with positive fair
  values......................................   $6,646     67.0%   $1,875     42.9%
Leveraged leases, net of non-recourse debt....    1,704     17.2     1,637     37.4
Loans to affiliates...........................      795      8.0       612     14.0
Tax credit partnerships.......................      476      4.8        --       --
Funds withheld................................       44      0.5        57      1.3
Joint venture investment......................       31      0.3         6      0.1
Other.........................................      220      2.2       188      4.3
                                                 ------    -----    ------    -----
Total.........................................   $9,916    100.0%   $4,375    100.0%
                                                 ======    =====    ======    =====



     See Note 4 regarding freestanding derivatives with positive estimated fair values. Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. The estimated fair values are determined by discounting expected future cash flows using capital market interest rates currently available for instruments with similar terms issued to companies of comparable credit quality of the respective affiliates. The joint venture investment is accounted for on the equity method and represents the Company's investment in an insurance underwriting joint venture in China. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2008      2007
                                                           ------   -------
                                                             (IN MILLIONS)
Rental receivables, net..................................  $1,478   $ 1,483
Estimated residual values................................   1,217     1,185
                                                           ------   -------
  Subtotal...............................................   2,695     2,668
Unearned income..........................................    (991)   (1,031)
                                                           ------   -------
  Investment in leveraged leases.........................  $1,704   $ 1,637
                                                           ======   =======



     The Company's deferred income tax liability related to leveraged leases was $962 million and $798 million at December 31, 2008 and 2007, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

     The components of net income from investment in leveraged leases are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Income from investment in leveraged leases (included
  in net investment income)...........................  $ 95      $ 48      $ 55
Less: Income tax expense on leveraged leases..........   (33)      (17)      (18)
                                                        ----      ----      ----
Net income from investment in leveraged leases........  $ 62      $ 31      $ 37
                                                        ====      ====      ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company.


                                                    DECEMBER 31, 2008
                                                  ---------------------
                                                                TOTAL
                                                    TOTAL      LIABILI-
                                                    ASSETS       TIES
                                                  ---------   ---------
                                                      (IN MILLIONS)
Real estate joint ventures (1)..................   $     26    $     15
Other limited partnership interests (2).........         20           3
Other invested assets (3).......................         10           3
                                                  ---------   ---------
Total...........................................        $56         $21
                                                  =========   =========



--------

   (1) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets consist of $20 million of real estate and real estate joint ventures held-for-investment, $5 million of cash and cash equivalents and $1 million of other assets. The liabilities of $15 million are included within other liabilities.

   (2) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities. Upon consolidation, the assets and liabilities are reflected at the VIE's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       carrying amounts. The assets of $20 million are included within other limited partnership interests while the liabilities of $3 million are included within other liabilities.

   (3) Other invested assets include tax-credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets of $10 million are included within other invested assets. The liabilities consist of $2 million of long-term debt and $1 million of other liabilities.

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                             DECEMBER 31, 2008
                                                         ------------------------
                                                                        MAXIMUM
                                                          CARRYING      EXPOSURE
                                                         AMOUNT (1)   TO LOSS (2)
                                                         ----------   -----------
                                                               (IN MILLIONS)
Fixed maturity securities available-for-sale:(3)
  Foreign corporate securities.........................    $  362        $  362
  U.S. Treasury/agency securities......................       251           251
Other limited partnership interests....................     2,538         2,965
Other invested assets..................................       310           108
                                                           ------        ------
Total..................................................    $3,461        $3,686
                                                           ======        ======



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at fair value within fixed maturity securities available-for-sale.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $229 million and $162 million, respectively, of total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $4 million, $12 million and $10 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by Metropolitan Life Insurance Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


held by the MIIP was $29 million and $101 million at December 31, 2008 and 2007, respectively. Net investment income allocated to affiliates from the MIIP was $3 million, $7 million, and $8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................  $230      $142      $ 97
Amortized cost of assets transferred to affiliates...  $220      $145      $ 99
Net investment gains (losses) recognized on
  transfers..........................................  $ 10      $ (3)     $ (2)
Estimated fair value of assets transferred from
  affiliates.........................................  $ 57      $778      $307


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                            CURRENT MARKET                    CURRENT MARKET
                                             OR FAIR VALUE                     OR FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Interest rate swaps.........  $ 20,043   $3,188      $1,090     $ 48,445   $  415      $  614
Interest rate floors........    32,855    1,082          --       32,855      420          --
Interest rate caps..........    21,130       10          --       34,784       44          --
Financial futures...........     3,630        2          58        6,131       35          34
Foreign currency swaps......    14,180    1,245       1,066       16,022      639       1,603
Foreign currency forwards...     1,467       47          21        1,799       41          11
Options.....................     2,365      939          35        1,423      123          --
Financial forwards..........     2,087       --          90        4,769       63           1
Credit default swaps........     4,466      133          60        5,529       52          29
Synthetic GICs..............     4,260       --          --        3,670       --          --
Other.......................       250       --         101          250       43          --
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                        REMAINING LIFE
                               ----------------------------------------------------------------
                                                                 AFTER
                                             AFTER ONE YEAR   FIVE YEARS
                               ONE YEAR OR       THROUGH        THROUGH      AFTER
                                   LESS        FIVE YEARS      TEN YEARS   TEN YEARS     TOTAL
                               -----------   --------------   ----------   ---------   --------
                                                         (IN MILLIONS)
Interest rate swaps..........    $   774         $ 8,444        $ 6,950      $3,875    $ 20,043
Interest rate floors.........     12,743             325         19,787          --      32,855
Interest rate caps...........        580          20,550             --          --      21,130
Financial futures............      3,630              --             --          --       3,630
Foreign currency swaps.......      2,130           5,438          5,204       1,408      14,180
Foreign currency forwards....      1,467              --             --          --       1,467
Options......................         --             324          1,967          74       2,365
Financial forwards...........         --              --             --       2,087       2,087
Credit default swaps.........        143           2,791          1,532          --       4,466
Synthetic GICs...............      4,260              --             --          --       4,260
Other........................         --              --            250          --         250
                                 -------         -------        -------      ------    --------
  Total......................    $25,727         $37,872        $35,690      $7,444    $106,733
                                 =======         =======        =======      ======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company commenced the use of inflation swaps during the second quarter of 2008. Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities, as well as to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                              FAIR VALUE                        FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Fair value..................  $  9,357   $1,737      $  539     $  9,301   $  630      $   94
Cash flow...................     2,541      365         137        3,084       23         311
Foreign operations..........       164        1           1          488       --         111
Non-qualifying..............    94,671    4,543       1,844      142,804    1,222       1,776
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======



     The following table presents the settlement payments recorded in income for the:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Qualifying hedges:
  Net investment income...............................  $ 21      $ 24      $ 48
  Interest credited to policyholder account balances..    99       (28)      (26)
Non-qualifying hedges:
  Net investment income...............................    (1)       (5)       --
  Net investment gains (losses).......................   (38)      196       225
                                                        ----      ----      ----
     Total............................................  $ 81      $187      $247
                                                        ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Changes in the fair value of derivatives............  $ 336     $ 319     $ 278
Changes in the fair value of the items hedged.......   (337)     (308)     (278)
                                                      -----     -----     -----
Net ineffectiveness of fair value hedging
  activities........................................  $  (1)    $  11     $  --
                                                      =====     =====     =====



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2008, 2007, and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment losses for the years ended December 31, 2008, 2007 and 2006 related to such discontinued cash flow hedges were $12 million, $3 million and $3 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,................................................  $(262)    $(238)    $(207)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of cash
  flow hedges.......................................    483      (185)      (30)
Amounts reclassified to net investment gains
  (losses)..........................................    (93)      150       (15)
Amounts reclassified to net investment income.......      9        12        15
Amortization of transition adjustment...............     --        (1)       (1)
                                                      -----     -----     -----
Other comprehensive income (loss) balance at
  December 31,......................................  $ 137     $(262)    $(238)
                                                      =====     =====     =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008, $36 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2009.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2008, 2007 and 2006.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2008, 2007 and 2006 include gains (losses) of $157 million, ($144) million and ($7) million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2008 and 2007, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income (loss) related to these hedges was $78 million and $235 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income
(loss) are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vi) financial forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) synthetic guaranteed interest contracts; (viii) credit default swaps and total rate of return swaps to synthetically create investments; (ix) basis swaps to better match the cash flows of assets and related liabilities; (x) credit default swaps held in relation to trading portfolios; (xi) swaptions to hedge interest rate risk; and (xii) inflation swaps to reduce risk generated from inflation-indexed liabilities.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2008       2007      2006
                                                     ------     -----     -----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives......................................  $3,470     $(738)    $(702)
Net investment income (loss) (1)...................      54        20        --
                                                     ------     -----     -----
  Total............................................  $3,524     $(718)    $(702)
                                                     ======     =====     =====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures that do not qualify for hedge accounting and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; affiliated ceded reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; funds withheld on ceded reinsurance; and guaranteed interest contracts with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders................  $   797     $ 34
  Call options in equity securities......................      (72)     (15)
                                                           -------   -------
     Net embedded derivatives within asset host
       contracts.........................................  $   725     $ 19
                                                           =======   =======
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders...............  $   298     $  9
  Funds withheld on ceded reinsurance....................   (1,203)      --
  Other..................................................      (83)      52
                                                           -------   -------
     Net embedded derivatives within liability host
       contracts.........................................  $  (988)    $ 61
                                                           =======   =======



     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                    2008        2007        2006
                                                  -------     -------     -------
                                                           (IN MILLIONS)
Net investment gains (losses) (1)...............  $ 1,744       $ 15        $ 5


--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $442 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 19 for a description of the impact of credit risk on the valuation of derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $3,564 million and $233 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with a fair market value of $824 million and $98 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2008, none of the collateral had been sold or repledged.

     At December 31, 2008 and 2007, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million and $162 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. In addition, the Company has exchange-traded futures, which require the pledging of collateral. At December 31, 2008 and 2007, the Company pledged securities collateral for exchange-traded futures of $0 and $33 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2008 and 2007, the Company provided cash collateral for exchange-traded futures of $77 million and $0, respectively, which is included in premiums and other receivables.

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amount of potential future recoveries available to offset the $1,558 million from the table below was $8 million at December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                         DECEMBER 31, 2008
                                         -------------------------------------------------
                                                          MAXIMUM AMOUNT OF     WEIGHTED
                                          FAIR VALUE OF    FUTURE PAYMENTS       AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED  CREDIT DEFAULT      UNDER CREDIT       YEARS TO
CREDIT OBLIGATIONS (1)                        SWAPS       DEFAULT SWAPS (2)   MATURITY (3)
---------------------------------------  --------------   -----------------   ------------
                                                           (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate).......................       $  1              $  116             5.0
  Credit default swaps referencing
     indices...........................        (30)              1,112             4.1
                                              ----              ------
     Subtotal..........................        (29)              1,228             4.2
                                              ----              ------
Baa
  Single name credit default swaps
     (corporate).......................          1                 100             2.3
  Credit default swaps referencing
     indices...........................         (5)                215             4.1
                                              ----              ------
     Subtotal..........................         (4)                315             3.5
                                              ----              ------
Ba
  Single name credit default swaps
     (corporate).......................         --                   5             5.0
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                   5             5.0
                                              ----              ------
B
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         (2)                 10             5.0
                                              ----              ------
     Subtotal..........................         (2)                 10             5.0
                                              ----              ------
Caa and lower
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
In or near default
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
                                              $(35)             $1,558             4.1
                                              ====              ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                      DAC      VOBA     TOTAL
                                                    -------   ------   -------
                                                           (IN MILLIONS)
Balance at January 1, 2006........................  $ 8,403    $ 220   $ 8,623
  Capitalizations.................................      936       --       936
                                                    -------   ------   -------
     Subtotal.....................................    9,339      220     9,559
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (138)      (2)     (140)
     Other expenses...............................      757      (34)      723
                                                    -------   ------   -------
       Total amortization.........................      619      (36)      583
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      105      (14)       91
  Less: Other.....................................       17      (23)       (6)
                                                    -------   ------   -------
Balance at December 31, 2006......................    8,598      293     8,891
  Effect of SOP 05-1 adoption.....................     (195)    (123)     (318)
  Capitalizations.................................      886       --       886
                                                    -------   ------   -------
     Subtotal.....................................    9,289      170     9,459
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (114)      (1)     (115)
     Other expenses...............................      735       23       758
                                                    -------   ------   -------
       Total amortization.........................      621       22       643
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      110       71       181
  Less: Other.....................................        7       --         7
                                                    -------   ------   -------
Balance at December 31, 2007......................    8,551       77     8,628
  Capitalizations.................................      901       --       901
                                                    -------   ------   -------
       Subtotal...................................    9,452       77     9,529
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................      157       (4)      153
     Other expenses...............................      909       19       928
                                                    -------   ------   -------
       Total amortization.........................    1,066       15     1,081
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......   (2,274)    (146)   (2,420)
  Less: Other.....................................       (2)      (1)       (3)
                                                    -------   ------   -------
Balance at December 31, 2008......................  $10,662    $ 209   $10,871
                                                    =======   ======   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $19 million in 2009, $11 million in 2010, $11 million in 2011, $10 million in 2012, and $10 million in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

     Information regarding DAC and VOBA by segment and reporting unit is as follows:

                                        DAC                  VOBA                 TOTAL
                                 ----------------   ---------------------   ----------------
                                                         DECEMBER 31,
                                 -----------------------------------------------------------
                                   2008     2007       2008        2007       2008     2007
                                 -------   ------   ---------   ---------   -------   ------
                                                        (IN MILLIONS)
Institutional:
  Group life...................  $    68   $   74   $       8   $       8   $    76   $   82
  Retirement & savings.........       31       32          --          --        31       32
  Non-medical health & other...      898      793          --          --       898      793
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................      997      899           8           8     1,005      907
                                 -------   ------   ---------   ---------   -------   ------
Individual:
  Traditional life.............    5,380    3,789         102         (11)    5,482    3,778
  Variable & universal life....    2,095    2,131          65          49     2,160    2,180
  Annuities....................    2,188    1,730          31          27     2,219    1,757
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................    9,663    7,650         198          65     9,861    7,715
                                 -------   ------   ---------   ---------   -------   ------
Corporate & Other..............        2        2           3           4         5        6
                                 -------   ------   ---------   ---------   -------   ------
Total..........................  $10,662   $8,551        $209        $ 77   $10,871   $8,628
                                 =======   ======   =========   =========   =======   ======



6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                             --------------
                                                             2008      2007
                                                             ----      ----
                                                              (IN MILLIONS)
Balance at beginning of the period.........................  $108      $106
Acquisitions...............................................     3         2
                                                             ----      ----
Balance at the end of the period...........................  $111      $108
                                                             ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding goodwill by segment and reporting unit is as follows:

                                                                DECEMBER 31,
                                                              ---------------
                                                              2008       2007
                                                              ----       ----
                                                               (IN MILLIONS)
Institutional:
  Group life................................................  $  3       $  3
  Retirement & savings......................................     2          2
  Non-medical health & other................................    65         62
                                                              ----       ----
     Subtotal...............................................    70         67
                                                              ----       ----
Individual:
  Traditional life..........................................    24         24
  Variable & universal life.................................     3          3
  Annuities.................................................    10         10
                                                              ----       ----
     Subtotal...............................................    37         37
                                                              ----       ----
Corporate & Other...........................................     4          4
                                                              ----       ----
Total.......................................................  $111       $108
                                                              ====       ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2008 based upon data as of June 30, 2008. Such tests indicated that goodwill was not impaired as of September 30, 2008. Current economic conditions, the sustained low level of equity markets and lower operating earnings projections, particularly for the Individual segment, required management of the Company to consider the impact of these events on the recoverability of its assets, in particular its goodwill. Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed management concluded no impairment of goodwill had occurred for any of the Company's reporting units at December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                                             OTHER
                                  FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                     BENEFITS        ACCOUNT BALANCES        FUNDS
                                -----------------   -----------------   ---------------
                                                      DECEMBER 31,
                                -------------------------------------------------------
                                  2008      2007      2008      2007     2008     2007
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Institutional
  Group life..................  $ 3,345   $ 3,326   $12,975   $13,207   $2,527   $2,359
  Retirement & savings........   28,485    26,119    49,276    38,749       59      213
  Non-medical health & other..   11,436    10,430       501       501      595      595
Individual
  Traditional life............   52,011    51,457        --        --    1,381    1,431
  Variable & universal life...      293       229     6,260     6,121      780      791
  Annuities...................    2,041     1,817    21,761    20,056       17       14
  Other.......................        1        --     2,482     2,368       --        1
Corporate & Other (1).........      571       374        53         1      124      131
                                -------   -------   -------   -------   ------   ------
  Total.......................  $98,183   $93,752   $93,308   $81,003   $5,483   $5,535
                                =======   =======   =======   =======   ======   ======



--------

   (1) Corporate & Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $395 million and $406 million at December 31, 2008 and 2007, respectively. Affiliated policyholder account balances, included in the table above, were $606 million and $613 million at December 31, 2008 and 2007, respectively. Affiliated other policyholder funds, included in the table above, were ($205) million and ($251) million at December 31, 2008 and 2007, respectively.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $431       $439       $ --
Acquisitions.........................................     9         --        441
Amortization.........................................   (13)        (8)        (2)
                                                       ----       ----       ----
Balance at December 31,..............................  $427       $431       $439
                                                       ====       ====       ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $15 million in 2009, $19 million in 2010, $22 million in 2011, $25 million in 2012 and $27 million in 2013. See Note 2 for a description of acquisitions and dispositions.

     The value of the identifiable intangibles included in the table above reflects the estimated fair value of the Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortization period of the intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $132       $121       $ 95
Capitalization.......................................    40         29         31
Amortization.........................................   (28)       (18)        (5)
                                                       ----       ----       ----
Balance at December 31,..............................  $144       $132       $121
                                                       ====       ====       ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $48.2 billion and $71.4 billion at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $24.1 billion and $18.3 billion at December 31, 2008 and 2007, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rate credited on these contracts was 4.40% and 4.73% at December 31, 2008 and 2007, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.3 billion and $1.2 billion for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Fixed maturity securities...................................   $ 5       $ 6
Equity securities...........................................   $16       $35
Cash and cash equivalents...................................  $ --       $ 1


     For the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2008, 2007 and 2006, the Company issued

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$5.7 billion, $4.6 billion and $5.2 billion, respectively, and repaid $7.6 billion, $3.7 billion and $1.5 billion, respectively, of GICs under this program. At December 31, 2008 and 2007, GICs outstanding, which are included in policyholder account balances, were $17.3 billion and $19.1 billion, respectively. During the years ended December 31, 2008, 2007 and 2006, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $840 million, $917 million and $672 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $830 million and $339 million of common stock of the FHLB of NY at December 31, 2008 and 2007, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including residential mortgage-backed securities to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $15.2 billion and $4.6 billion at December 31, 2008 and 2007, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively.

     Metropolitan Life Insurance Company has issued funding agreements to certain trusts that have issued securities guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such trusts was $2.5 billion at both December 31, 2008 and 2007, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2008 and 2007.

     Approximately $3.0 billion of the obligations outstanding at MLIC at December 31, 2008 are subject to a temporary contingent increase in MLIC's borrowing capacity which is scheduled to expire at December 31, 2009. The Company does not expect to have any difficulties in meeting the contingencies associated with the increased capacity.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Balance at January 1,.............................  $ 5,174   $ 4,500   $ 4,191
  Less: Reinsurance recoverables..................     (265)     (268)     (295)
                                                    -------   -------   -------
Net balance at January 1,.........................    4,909     4,232     3,896
                                                    -------   -------   -------
Incurred related to:
  Current year....................................    4,063     3,743     2,997
  Prior years.....................................      (86)     (104)      (28)
                                                    -------   -------   -------
                                                      3,977     3,639     2,969
                                                    -------   -------   -------
Paid related to:
  Current year....................................   (2,481)   (2,077)   (1,814)
  Prior years.....................................   (1,002)     (885)     (819)
                                                    -------   -------   -------
                                                     (3,483)   (2,962)   (2,633)
                                                    -------   -------   -------
Net balance at December 31,.......................    5,403     4,909     4,232
  Add: Reinsurance recoverables...................      266       265       268
                                                    -------   -------   -------
Balance at December 31,...........................  $ 5,669   $ 5,174   $ 4,500
                                                    =======   =======   =======



     During 2008, 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $86 million, $104 million and $28 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                 DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2008                             2007
                                       ------------------------------   ------------------------------
                                           IN THE             AT            IN THE             AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
  Separate account value.............     $   3,177             N/A        $   3,937             N/A
  Net amount at risk (2).............     $     706 (3)         N/A        $       7 (3)         N/A
  Average attained age of
     contractholders.................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Separate account value.............     $  28,448       $   5,693        $  36,404       $   6,524
  Net amount at risk (2).............     $   6,081 (3)   $   2,399 (4)    $     399 (3)   $      86 (4)
  Average attained age of
     contractholders.................      62 years        58 years         62 years        57 years
TWO TIER ANNUITIES
  General account value..............           N/A       $     283              N/A       $     286
  Net amount at risk (2).............           N/A       $      50 (5)          N/A       $      51 (5)
  Average attained age of
     contractholders.................           N/A        60 years              N/A        60 years



                                                                DECEMBER 31,
                                             -------------------------------------------------
                                                       2008                      2007
                                             -----------------------   -----------------------
                                              SECONDARY     PAID-UP     SECONDARY     PAID-UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account).................................   $   4,908    $   1,349    $   6,550    $   1,403
Net amount at risk (2).....................   $ 102,690 (3)$  12,485 (3)$ 103,219 (3)$  13,482 (3)
Average attained age of policyholders......    49 years     55 years     47 years     54 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                UNIVERSAL AND VARIABLE
                                       ANNUITY CONTRACTS            LIFE CONTRACTS
                                  --------------------------   -----------------------
                                  GUARANTEED     GUARANTEED                    PAID
                                     DEATH     ANNUITIZATION    SECONDARY       UP
                                   BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                  ----------   -------------   ----------   ----------   -----
                                                          (IN MILLIONS)
Balance at January 1, 2006......      $ 8           $ 7            $ 8          $10       $ 33
Incurred guaranteed benefits....        1            --              1           (1)         1
Paid guaranteed benefits........       (3)           --             --           --         (3)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2006....        6             7              9            9         31
Incurred guaranteed benefits....        4             8              4            3         19
Paid guaranteed benefits........       (2)           --             --           --         (2)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2007....        8            15             13           12         48
Incurred guaranteed benefits....       27            48             14            1         90
Paid guaranteed benefits........       (6)           --             --           --         (6)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2008....      $29           $63            $27          $13       $132
                                      ===           ===            ===          ===       ====



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $66 million, $24 million and $21 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $12,973   $23,494
  Balanced..............................................    5,342     5,312
  Bond..................................................    2,837     3,430
  Money Market..........................................      419       350
  Specialty.............................................      219       402
                                                          -------   -------
     Total..............................................  $21,790   $32,988
                                                          =======   =======



8.  REINSURANCE

     The Company's Individual segment life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for certain individual life insurance policies. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company's Individual segment also reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Individual segment also reinsures 100% of the living and death benefit riders issued associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit riders associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Institutional segment generally retains most of its risks and does not significantly utilize reinsurance. The Company may, on certain client arrangements, cede particular risks to reinsurers.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
PREMIUMS:
  Direct premiums................................  $19,246   $17,411   $16,958
  Reinsurance assumed............................    1,334       951       694
  Reinsurance ceded..............................   (2,136)   (1,927)   (1,716)
                                                   -------   -------   -------
     Net premiums................................  $18,444   $16,435   $15,936
                                                   =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type
     product policy fees.........................  $ 2,741   $ 2,589   $ 2,460
  Reinsurance assumed............................        7         2         1
  Reinsurance ceded..............................     (463)     (345)     (278)
                                                   -------   -------   -------
     Net universal life and investment-type
       product policy fees.......................  $ 2,285   $ 2,246   $ 2,183
                                                   =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims........  $21,863   $19,454   $18,795
  Reinsurance assumed............................    1,018       530       645
  Reinsurance ceded..............................   (2,182)   (1,709)   (1,793)
                                                   -------   -------   -------
     Net policyholder benefits and claims........  $20,699   $18,275   $17,647
                                                   =======   =======   =======



     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables......................  $ 2,817   $ 1,808
Deposit recoverables....................................    2,069     2,516
Claim recoverables......................................      201       197
All other recoverables..................................      290        27
                                                          -------   -------
  Total.................................................  $ 5,377   $ 4,548
                                                          =======   =======
AFFILIATED RECOVERABLES:
Closed block recoverables...............................  $15,862   $16,011
Future policy benefit recoverables......................    2,847     1,866
Claim recoverables......................................      156         6
All other recoverables..................................      478        51
                                                          -------   -------
  Total.................................................  $19,343   $17,934
                                                          =======   =======



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     Included in the unaffiliated reinsurance recoverables are $1.2 billion at both December 31, 2008 and 2007, related to reinsurance of long-term GICs, structured settlement lump sum contracts and $0.6 billion and $1.1 billion at December 31, 2008 and 2007, respectively, related to the reinsurance of investment-type contracts held by small market defined benefit contribution plans.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $1,811 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $353 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $284 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances except for $1,198 million of reserves and $8 million of other receivables are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $3,699 million, or 69%, of its total unaffiliated reinsurance recoverable balance of $5,377 million at December 31, 2008. Of these reinsurance recoverable balances, $1,736 million were secured by funds held in trust as collateral, $226 million were secured through irrevocable letters of credit issued by various financial institutions and $212 million of reinsurance recoverable balances were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $1,509 million and $323 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $21.0 billion and $20.1 billion at December 31, 2008 and 2007, respectively.

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, and MTL, all of which are related parties. The table below includes amounts related to transactions between these related parties and RGA through September 12, 2008, the date of the Company's dividend of interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table reflects related party reinsurance information:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Assumed premiums.....................................  $ 28      $ 52      $ 42
Assumed fees, included in universal life and
  investment-type product policy fees................  $  7      $  2      $  1
Interest earned on assumed reinsurance, included in
  other revenues.....................................  $ (5)     $ (4)     $ (3)
Assumed benefits, included in policyholder benefits
  and claims.........................................  $ 99      $ 54      $ 86
Assumed benefits, included in interest credited on
  policyholder account balances......................  $ 22      $ 18      $ 11
Assumed acquisition costs, included in other
  expenses...........................................  $128      $144      $322
Ceded premiums.......................................  $ 46      $113      $116
Ceded fees, included in universal life and
  investment-type product policy fees................  $178      $112      $ 64
Income from deposit contracts, included in other
  revenues (1).......................................  $923      $ --      $ --
Ceded benefits, included in policyholder benefits and
  claims.............................................  $133      $ 80      $ 69
Ceded benefits, included in interest credited to
  policyholder account balances......................  $ 70      $ 65      $ 49
Ceded benefits, included in policyholder dividends...  $ 20      $ 29      $ 27
Interest costs on ceded reinsurance, included in
  other expenses (1).................................  $831      $  5      $ (2)


--------

   (1) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $835 million of interest earned on the deposit included within premiums and other receivables, as well as certain administrative fees, at December 31, 2008. The Company also recognized $911 million of interest expense associated with the funds withheld included in other expenses for the year ended December 31, 2008.

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit riders written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The embedded derivatives ceded are included within premiums and other receivables and were assets of $797 million and $34 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $763 million, $42 million and ($18) million, respectively, in changes in estimated fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $1,203 million at December 31, 2008. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was $1,203 million for the year ended December 31, 2008.

     On December 1, 2006, TLIC, an affiliate of the Company, recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. On January 5, 2007, the Company transferred cash in the amount of $989 million, which represented $984 million for the fair value of the returned future policy benefits plus $5 million in interest. For the year ended December 31, 2006, as a result of this transaction, the Company recognized an expense of $184 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

9.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, has resulted in a reduction of the policyholder dividend obligation to zero during the year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2008. The reduction of the policyholder dividend obligation to zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, has resulted in reduction to both actual and expected cumulative earnings of the closed block. This change in the timing of the expected cumulative earnings of the closed block combined with a policyholder dividend obligation of zero has resulted in a reduction in the DAC associated with closed block, which resides outside of the closed block, and a corresponding decrease in the Company's net income of $127 million, net of income tax, for the year ended December 31, 2008. Amortization of the closed block DAC will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future reductions to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results. See also Note 5 for further information regarding DAC.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits..................................  $43,520   $43,362
Other policyholder funds................................      315       323
Policyholder dividends payable..........................      711       709
Policyholder dividend obligation........................       --       789
Payables for collateral under securities loaned and
  other transactions....................................    2,852     5,610
Other liabilities.......................................      254       290
                                                          -------   -------
  Total closed block liabilities........................   47,652    51,083
                                                          -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $27,947 and
     $29,631, respectively).............................   26,205    30,481
  Equity securities available-for-sale, at estimated
     fair value (cost: $280 and $1,555, respectively)...      210     1,875
  Mortgage loans on real estate.........................    7,243     7,472
  Policy loans..........................................    4,426     4,290
  Real estate and real estate joint ventures held-for-
     investment.........................................      381       297
  Short-term investments................................       52        14
  Other invested assets.................................      952       829
                                                          -------   -------
     Total investments..................................   39,469    45,258
Cash and cash equivalents...............................      262       333
Accrued investment income...............................      484       485
Deferred income tax assets..............................    1,632       640
Premiums and other receivables..........................       98       151
                                                          -------   -------
     Total assets designated to the closed block........   41,945    46,867
                                                          -------   -------
Excess of closed block liabilities over assets
  designated to the closed block........................    5,707     4,216
                                                          -------   -------
Amounts included in accumulated other comprehensive
  income (loss):
  Unrealized investment gains (losses), net of income
     tax of ($633) and $424, respectively...............   (1,174)      751
  Unrealized gains (losses) on derivative instruments,
     net of income tax of ($8) and ($19), respectively..      (15)      (33)
  Allocated $284, net of income tax, to policyholder
     dividend obligation at December 31, 2007...........       --      (505)
                                                          -------   -------
Total amounts included in accumulated other
  comprehensive income (loss)...........................   (1,189)      213
                                                          -------   -------
Maximum future earnings to be recognized from closed
  block assets and liabilities..........................  $ 4,518   $ 4,429
                                                          =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008       2007        2006
                                                      -----      ------      ------
                                                              (IN MILLIONS)
Balance at January 1,...............................  $ 789      $1,063      $1,607
Impact on revenues, net of expenses and income tax..     --          --        (114)
Change in unrealized investment and derivative gains
  (losses)..........................................   (789)       (274)       (430)
                                                      -----      ------      ------
Balance at December 31,.............................  $  --      $  789      $1,063
                                                      =====      ======      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                        ------------------------------
                                                         2008        2007        2006
                                                        ------      ------      ------
                                                                 (IN MILLIONS)
REVENUES
  Premiums............................................  $2,787      $2,870      $2,959
  Net investment income and other revenues............   2,248       2,350       2,355
  Net investment gains (losses).......................     (84)         28        (130)
                                                        ------      ------      ------
     Total revenues...................................   4,951       5,248       5,184
                                                        ------      ------      ------
EXPENSES
  Policyholder benefits and claims....................   3,393       3,457       3,474
  Policyholder dividends..............................   1,498       1,492       1,479
  Change in policyholder dividend obligation..........      --          --        (114)
  Other expenses......................................     217         231         247
                                                        ------      ------      ------
     Total expenses...................................   5,108       5,180       5,086
                                                        ------      ------      ------
Revenues, net of expenses before income tax...........    (157)         68          98
Income tax............................................     (68)         21          34
                                                        ------      ------      ------
Revenues, net of expenses and income tax from
  continuing operations...............................     (89)         47          64
Revenues, net of expenses and income tax from
  discontinued operations.............................      --          --           1
                                                        ------      ------      ------
Revenues, net of expenses, income taxes and
  discontinued operations.............................  $  (89)     $   47      $   65
                                                        ======      ======      ======



     The change in the maximum future earnings of the closed block is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Balance at December 31,.............................  $4,518   $4,429   $4,480
Less:
  Cumulative effect of a change in accounting
     principle, net of income tax...................      --       (4)      --
Balance at January 1,...............................   4,429    4,480    4,545
                                                      ------   ------   ------
Change during year..................................  $   89   $  (47)  $  (65)
                                                      ======   ======   ======



     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                      INTEREST RATES
                                 -----------------------                 DECEMBER 31,
                                                WEIGHTED               ---------------
                                     RANGE       AVERAGE    MATURITY    2008     2007
                                 ------------   --------   ---------   ------   ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated....   3.89%-7.38%     5.66%    2009-2037   $1,394   $1,394
Surplus notes..................   7.63%-7.88%     7.86%    2015-2025      698      697
Capital notes -- affiliated....      7.13%        7.13%    2032-2033      500      500
Other notes with varying
  interest rates...............  4.45%-12.00%     7.95%    2009-2016       66       45
Secured demand
  note -- affiliated...........      0.50%        0.50%       2011         25       --
Capital lease obligations......                                            39       51
                                                                       ------   ------
Total long-term debt...........                                         2,722    2,687
Total short-term debt..........                                           414      357
                                                                       ------   ------
  Total........................                                        $3,136   $3,044
                                                                       ======   ======



     The aggregate maturities of long-term debt at December 31, 2008 for the next five years are $710 million in 2009, $66 million in 2010, $25 million in 2011, $1 million in 2012, less than $1 million in 2013 and $1,920 million thereafter.

     Capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

     Long-term debt, credit facilities and letters of credit of MetLife, Inc. and its subsidiaries contain various covenants. The Company has certain administrative, reporting, legal and financial covenants in several of these arrangements. The Company was in compliance with all covenants at December 31, 2008 and 2007.

  SURPLUS NOTES -- AFFILIATED

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note to MetLife Capital Trust IV, an affiliate, with an interest rate of 7.38%.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SHORT-TERM DEBT

     Short-term debt was $414 million and $357 million at December 31, 2008 and 2007, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2008, 2007 and 2006, the weighted average interest rate of short-term debt was 2.4%, 5.1% and 5.1%, respectively. During the years ended December 31, 2008, 2007 and 2006, the average daily balance of short-term debt was $421 million, $927 million and $768 million, respectively, and was outstanding for an average of 25 days, 25 days and 53 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $192 million, $190 million and $184 million for the years ended December 31, 2008, 2007 and 2006, respectively, and does not include interest expense on shares subject to mandatory redemption. See Note 11. These amounts include $120 million, $78 million and $76 million of interest expense related to affiliated debt for the years ended December 31, 2008, 2007 and 2006, respectively.

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facility. MetLife Funding, Inc., a subsidiary of the Company, maintains a committed and unsecured credit facility of $2.9 billion at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. This facility can be used for general corporate purposes and, at December 31, 2008, the facility also served as a back-up line of credit for the Company's commercial paper program. This agreement contains various administrative, reporting, legal and financial covenants, including a covenant requiring MetLife, Inc. to maintain a specified minimum consolidated net worth. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this credit facility were $17 million, of which $11 million related to deferred amendment fees, for the year ended December 31, 2008. Information on this credit facility at December 31, 2008 is as follows:

                                                                   LETTER OF
                                                                     CREDIT                   UNUSED
BORROWER(S)                               EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                              ------------   --------   ---------   ---------   -----------
                                                                 (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ...............................   June 2012 (1)   $2,850      $2,313       $ --         $537
                                                         ------      ------       ----         ----
  Total...............................                   $2,850      $2,313        $--         $537
                                                         ======      ======       ====         ====



--------

   (1) In December 2008, MetLife, Inc. and MetLife Funding, Inc. entered into an amended and restated $2.85 billion credit agreement with various financial institutions. The agreement amended and restated the $3.0 billion credit agreement entered into in June 2007. Proceeds are available to be used for general corporate purposes, to support their commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013. The borrowers and the lenders under this facility may agree to extend the term of all or part of the facility to no later than June 2014, except that letters of credit outstanding upon termination may remain outstanding until June 2015. Fees for this agreement include a 0.25% facility fee, 0.075% fronting fee, a letter of credit fee between 1% and 5% based on certain market rates and a 0.05% utilization fee, as applicable, and may vary based on MetLife, Inc.'s senior unsecured ratings. MetLife, Inc. and MetLife Funding, Inc. incurred amendment costs of $11 million related to the $2,850 million amended and restated credit agreement, which have been capitalized and included in other assets. These costs will be amortized over the term of the agreement. MetLife, Inc. did not have any deferred financing costs associated with the original June 2007 credit agreement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Committed Facility. Missouri Reinsurance (Barbados), Inc., a subsidiary of the Company, maintains a committed facility of $500 million at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. The facility is used for collateral for certain of the Company's reinsurance reserves. This facility contains various administrative, reporting, legal and financial covenants. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this committed facility were $4 million for the year ended December 31, 2008. Information on the committed facility at December 31, 2008 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc., &
  Missouri Reinsurance
  (Barbados), Inc. .........  June 2016 (1)    $500        $--         $490         $10           7
                                               ----        ---         ----         ---
  Total.....................                   $500        $--         $490         $10
                                               ====        ===         ====         ===



--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

     Letters of Credit. At December 31, 2008, the Company had outstanding $2.8 billion in letters of credit from various financial institutions, of which $490 million and $2.3 billion were part of committed and credit facilities, respectively. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. In October 2007, GenAmerica redeemed these securities which were due to mature on June 30, 2027. As a result of this redemption, the Company recognized additional interest expense of $10 million. Interest expense on these instruments is included in other expenses and was $20 million and $11 million for the years ended December 31, 2007 and 2006, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ----------------------------
                                                        2008        2007       2006
                                                       ------      ------      ----
                                                               (IN MILLIONS)
Current:
  Federal............................................  $  (58)     $1,067      $492
  State and local....................................       2          22         5
  Foreign............................................      17           9         8
                                                       ------      ------      ----
  Subtotal...........................................     (39)      1,098       505
                                                       ------      ------      ----
Deferred:
  Federal............................................   1,689         (53)       43
  State and local....................................      --          18        19
  Foreign............................................       1          (9)      (10)
                                                       ------      ------      ----
  Subtotal...........................................   1,690         (44)       52
                                                       ------      ------      ----
Provision for income tax.............................  $1,651      $1,054      $557
                                                       ======      ======      ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008        2007        2006
                                                      ------      ------      -----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate................  $1,759      $1,157      $ 780
Tax effect of:
  Tax-exempt investment income......................    (116)       (160)      (167)
  State and local income tax........................       1          33         19
  Prior year tax....................................      52          38        (26)
  Foreign tax rate differential and change in
     valuation allowance............................     (14)        (18)       (21)
  Other, net........................................     (31)          4        (28)
                                                      ------      ------      -----
Provision for income tax............................  $1,651      $1,054      $ 557
                                                      ======      ======      =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables................  $3,312   $3,005
  Net operating loss carryforwards........................      24       47
  Employee benefits.......................................     616      120
  Tax credit carryforwards................................     298       --
  Net unrealized investment losses........................   4,062       --
  Litigation-related and government mandated..............     264       45
  Other...................................................     111      202
                                                            ------   ------
                                                             8,687    3,419
Less: Valuation allowance.................................      14        8
                                                            ------   ------
                                                             8,673    3,411
                                                            ------   ------
Deferred income tax liabilities:
  Investments, including derivatives......................   3,918    1,493
  DAC.....................................................   2,167    2,207
  Net unrealized investment gains.........................      --      689
  Other...................................................      31        7
                                                            ------   ------
                                                             6,116    4,396
                                                            ------   ------
Net deferred income tax asset/(liability).................  $2,557   $ (985)
                                                            ======   ======



     Domestic net operating loss carryforwards amount to $29 million at December 31, 2008 and will expire beginning in 2024. Foreign net operating loss carryforwards amount to $51 million at December 31, 2008 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Tax credit carryforwards amount to $298 million at December 31, 2008.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will be not realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2008, the Company recorded an increase to the deferred tax valuation allowance of $6 million related to certain foreign net operating loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $4,062 million recognized in connection with unrealized losses at December 31, 2008. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized a $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $797 million. The Company reclassified, at adoption, $568 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $211 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits at January 1, 2007 that would affect the effective tax rate, if recognized, was $586 million. The Company also had $198 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from the date of adoption primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income taxes, as applicable, and a payment of $156 million was made in December of 2007, with $6 million to be paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income taxes, as applicable. Of the $135 million reclassified to current and deferred income taxes, $2 million was paid in 2008 and $133 million will be paid in 2009.

     The Company's liability for unrecognized tax benefits will change in the next 12 months pending the outcome of remaining issues associated with the current IRS audit including tax-exempt income and tax credits. Management is working to resolve the remaining audit items directly with IRS auditors as well as through available accelerated IRS resolution programs and may protest any unresolved issues through the IRS appeals process and, possibly, litigation, the timing and extent of which is uncertain. At this time, a reasonable estimate of the range of a payment or change in the liability is between $40 million and $50 million; however, the Company continues to believe that the ultimate resolution of the issues will not result in a material effect on its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2008 and December 31, 2007, is as follows:

                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             -----   -----
                                                             (IN MILLIONS)
Balance as of beginning of the period......................  $ 655   $ 797
Additions for tax positions of prior years.................      4      32
Reductions for tax positions of prior years................    (33)    (51)
Additions for tax positions of current year................    120      52
Reductions for tax positions of current year...............    (12)     --
Settlements with tax authorities...........................   (135)   (171)
Lapses of statutes of limitations..........................     (6)     (4)
                                                             -----   -----
Balance as of end of the period............................  $ 593   $ 655
                                                             =====   =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million increase, from the date of adoption, in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. During 2007, the $73 million resulting from IRS settlements was reclassified to current income tax payable and will be paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million has been reclassified to current income tax payable and the remaining $1 million reduced interest expense. Of the $73 million reclassified to current income tax payable, $4 million was paid in 2008 and the remainder of $69 million will be paid in 2009.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $104 million and $113 million, respectively, related to the separate account DRD.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below; in 2007 the Company increased legal liabilities for pending sales practices, employment, and intellectual property litigation matters against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2008.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The actions discussed below name as defendants some or all of Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. Metropolitan Life Insurance Company, MetLife, Inc., and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). The plaintiffs in the consolidated state court class action seek compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court has certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. Pursuant to the court's order, plaintiffs have given notice to the class of the pendency of this action. Defendants' motion for summary judgment is pending.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life Insurance Company and MetLife, Inc., plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. By orders dated July 19, 2005 and August 29, 2006, the federal trial court certified a litigation class of present and former policyholders. The court has directed the manner and form of notice to the class, but plaintiffs have not yet distributed the notice. Metropolitan Life Insurance Company and MetLife, Inc. have moved for summary judgment, and plaintiffs have moved for partial summary judgment. The court heard oral argument on the parties' motions for summary judgment on September 19, 2008.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                           DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)
Asbestos personal injury claims at year end......   74,027    79,717    87,070
Number of new claims during the year.............    5,063     7,161     7,870
Settlement payments during the year (1)..........  $  99.0   $  28.2   $  35.5


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies as of September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted as of September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2008.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. Regulators also have requested information relating to market timing and late

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Company has been cooperating fully with these inquiries.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company; New England Mutual Life Insurance Company, New England Life Insurance Company and New England Securities Corporation (collectively "New England"); and GALIC. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a minority interest in the electrical generation facility, which is solely operated by the lessee, EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

  Other Litigation

     Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998). This putative class action lawsuit involving sales practices claims was filed against Metropolitan Life Insurance Company in Canada. Plaintiff alleged misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. Pursuant to a judgment dated March 11, 2009, this lawsuit was dismissed.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. On February 10, 2009, the district court granted the Company's motion to dismiss plaintiffs' second amended complaint, dismissing all of plaintiffs' claims except for breach of contract claims. Plaintiffs had been provided with an opportunity to re-plead the dismissed claims by February 26, 2009. Since plaintiffs never amended these claims, they were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Insurance Company v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company customers and recruit Metropolitan Life Insurance Company financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. Park Avenue Securities may appeal the award.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs assert legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs seek rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In January and May 2008, the court issued orders granting the defendants' motion to dismiss in part, dismissing all of plaintiffs' claims except for claims under the Investment Advisers Act. Defendants' motion to dismiss claims under the Investment Advisers Act was denied. The Company will vigorously defend against the remaining claims in this matter.

     Sales Practices Claims. Over the past several years, Metropolitan Life Insurance Company, New England and GALIC have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2008, there were approximately 125 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life Insurance Company, New England, GALIC, MetLife Securities, Inc. and Walnut Street Securities.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                               2008      2007
                                                               ----      ----
                                                                (IN MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.....   $37       $24
  Premium tax offsets currently available for paid
     assessments.............................................     5         5
                                                                ---       ---
                                                                $42       $29
                                                                ===       ===
Other Liabilities:
  Insolvency assessments.....................................   $57       $41
                                                                ===       ===



     Assessments levied against the Company were $2 million, less than $1 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2009...............................................   $390       $12      $  189
2010...............................................   $347       $ 8      $  190
2011...............................................   $270       $ 8      $  168
2012...............................................   $209       $ 8      $  143
2013...............................................   $170       $ 8      $  129
Thereafter.........................................   $534       $33      $1,061


     During the fourth quarter of 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.9 billion and $2.8 billion at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.2 billion and $3.3 billion at December 31, 2008 and 2007, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $611 million and $667 million at December 31, 2008 and 2007, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2008, the Company recorded $7 million of additional liabilities for guarantees related to certain investment transactions. The term for these guarantees and their associated liabilities varies, with a maximum of 18 years. The maximum potential amount of future payments the Company could be required to pay under these guarantees is $202 million. During the year ended December 31, 2008, the Company reduced $3 million of previously recorded liabilities related to these investment transactions. The Company's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded liability was $4 million at December 31, 2008 for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at December 31, 2007.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. As of December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     See Note 4 for further disclosures related to credit default swap obligations.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level employees. The Company's proportionate share of net pension expense related to its sponsored pension plans was $49 million for the year ended December 31, 2008.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($8) million for the year ended December 31, 2008.

     As described more fully in Note 1, effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement benefit plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption.

     The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                 DECEMBER 31, 2006
                                                 -------------------------------------------------
                                                              ADDITIONAL
                                                                MINIMUM
                                                     PRE        PENSION   ADOPTION OF      POST
                                                   SFAS 158    LIABILITY    SFAS 158     SFAS 158
BALANCE SHEET CAPTION                            ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
-----------------------------------------------  -----------  ----------  -----------  -----------
                                                                   (IN MILLIONS)
Other assets: Prepaid pension benefit cost.....     $1,878       $ --       $  (999)     $   879
Other assets: Intangible asset.................     $   12        (12)           --      $    --
Other liabilities: Accrued pension benefit
  cost.........................................     $ (474)       (14)          (66)     $  (554)
Other liabilities: Accrued other postretirement
  benefit plan cost............................     $ (688)        --           (96)     $  (784)
                                                                 ----       -------
  Subtotal.....................................                   (26)       (1,161)
Net liability of subsidiary held-for-sale......                    --           (17)
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  before income tax:
Defined benefit plans..........................     $  (66)       (26)       (1,178)     $(1,270)
Minority interest..............................                    --             8
Deferred income tax............................                     8           421
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  net of income tax:
Defined benefit plans..........................     $  (41)      $(18)      $  (749)     $  (808)
                                                                 ====       =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                DECEMBER 31,
                                                     ---------------------------------
                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                      2008     2007     2008     2007
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year............  $5,668   $5,854   $1,581   $2,043
  Service cost.....................................     159      158       20       26
  Interest cost....................................     375      348      101      102
  Plan participants' contributions.................      --       --       31       31
  Net actuarial (gains) losses.....................     139     (383)      19     (464)
  Change in benefits...............................       1       39       --       --
  Prescription drug subsidy........................      --       --       10       13
  Benefits paid....................................    (349)    (348)    (146)    (170)
                                                     ------   ------   ------   ------
Benefit obligation at end of year..................   5,993    5,668    1,616    1,581
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at beginning of year.....   6,467    6,228    1,181    1,169
  Actual return on plan assets.....................    (943)     539     (149)      58
  Employer contribution............................     341       48        1        1
  Benefits paid....................................    (349)    (348)     (23)     (47)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,516    6,467    1,010    1,181
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheet consist of:
  Other assets.....................................  $  208   $1,382   $   --   $   --
  Other liabilities................................    (685)    (583)    (606)    (400)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses.....................  $2,196   $  633   $  146   $ (112)
  Prior service cost (credit)......................      44       63     (157)    (194)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss....  $2,240   $  696   $  (11)  $ (306)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                             DECEMBER 31,
                                          -------------------------------------------------
                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                           2008     2007     2008    2007    2008     2007
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets
  (principally Company contracts).......  $5,516   $6,467   $  --   $  --   $5,516   $6,467
Aggregate projected benefit obligation..   5,308    5,085     685     583    5,993    5,668
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  208   $1,382   $(685)  $(583)  $ (477)  $  799
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,583 million and $5,256 million at December 31, 2008 and 2007, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Projected benefit obligation................................  $685      $583
Accumulated benefit obligation..............................  $577      $508
Fair value of plan assets...................................  $ --      $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                          DECEMBER 31,
                                               ---------------------------------
                                                                      OTHER
                                                   PENSION        POSTRETIREMENT
                                                   BENEFITS          BENEFITS
                                               ---------------   ---------------
                                                2008     2007     2008     2007
                                               ------   ------   ------   ------
                                                         (IN MILLIONS)
Projected benefit obligation.................   $685     $583    $1,616   $1,581
Fair value of plan assets....................   $ --     $ --    $1,010   $1,181

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------------
                                                                                 OTHER
                                                     PENSION                POSTRETIREMENT
                                                    BENEFITS                   BENEFITS
                                            ------------------------   ------------------------
                                             2008     2007     2006     2008     2007     2006
                                            ------   ------   ------   ------   ------   ------
                                                               (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $  159    $ 158    $ 155    $ 20     $  26    $ 35
  Interest cost...........................     375      348      328     101       102     116
  Expected return on plan assets..........    (517)    (501)    (447)    (88)      (87)    (80)
  Amortization of net actuarial (gains)
     losses...............................      24       68      131      --        --      21
  Amortization of prior service cost
     (credit).............................      15       17        7     (36)      (36)    (37)
                                            ------   ------   ------   ------   ------   ------
     Net periodic benefit cost............      56       90    $ 174      (3)        5    $ 55
                                                              ======                     ======
     Net periodic benefit cost of
       subsidiary held-for-sale...........      --        4               --         1
                                            ------   ------            ------   ------
                                                56       94               (3)        6
                                            ------   ------            ------   ------
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............   1,563     (424)             258      (440)
  Prior service cost (credit).............     (19)      40               37        --
  Amortization of net actuarial (gains)
     losses...............................     (24)     (68)              --        --
  Amortization of prior service cost
     (credit).............................     (15)     (17)              36        36
                                            -- ---    -----             ----     -----
     Total recognized in other
       comprehensive income (loss)........   1,505     (469)             331      (404)
                                            -- ---    -----             ----     -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $1,561    $(375)            $328     $(398)
                                            ======   ======            ======   ======



     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $9 million, respectively.

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $10 million and ($36) million, respectively.

     In 2004, the Company adopted the guidance in FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2006. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance, beginning of year...........................  $299   $328   $298
  Service cost.........................................     5      7      6
  Interest cost........................................    20     19     19
  Net actuarial gains (losses).........................     3    (42)    15
  Prescription drug subsidy............................   (10)   (13)   (10)
                                                         ----   ----   ----
     Balance, end of year..............................  $317   $299   $328
                                                         ====   ====   ====




                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost..........................................   $ 5       $ 7       $ 6
  Interest cost.........................................    20        19        19
  Amortization of net actuarial gains (losses)..........    --         5        30
                                                           ---       ---       ---
     Total reduction in net periodic benefit cost.......   $25       $31       $55
                                                           ===       ===       ===



     The Company received subsidies of $12 million and $10 million for the years ended December 31, 2008 and 2007, respectively.

  ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                       DECEMBER 31,
                                       -------------------------------------------
                                                                     OTHER
                                             PENSION             POSTRETIREMENT
                                             BENEFITS               BENEFITS
                                       -------------------   ---------------------
                                          2008       2007      2008         2007
                                       ---------   -------   --------     --------
Weighted average discount rate.......    6.60%      6.65%      6.62%        6.65%
Rate of compensation increase........  3.5%-7.5%   4.0%-8%      N/A          N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                ---------------------------------------------------------
                                                                  OTHER POSTRETIREMENT
                                      PENSION BENEFITS                  BENEFITS
                                ---------------------------   ---------------------------
                                  2008      2007      2006      2008      2007      2006
                                -------   -------   -------   -------   -------   -------
Weighted average discount
  rate........................   6.65%     6.00%     5.80%      6.65%     6.00%     5.79%
Weighted average expected rate
  of return on plan assets....   8.25%     8.25%     8.25%      7.33%     7.48%     7.42%
Rate of compensation
  increase....................  3.5%-8%   4.0%-8%   4.0%-8%      N/A       N/A       N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2009 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2008                             2007
                                ------------------------------   ------------------------------
Pre-Medicare eligible claims..  8.8% down to 5.8% in 2018 and    8.5% down to 5% in 2014 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%
Medicare eligible claims......  8.8% down to 5.8% in 2018 and    10.5% down to 5% in 2018 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN MILLIONS)
Effect on total of service and interest cost
  components.........................................      $ 6           $ (6)
Effect of accumulated postretirement benefit
  obligation.........................................      $76           $(86)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 99% of all pension and other postretirement benefit plans assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $6,451 million and $7,565 million at December 31, 2008 and 2007, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $42 million, $47 million and $48 million for the years ended December 31, 2008, 2007 and 2006, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were ($1,090) million, $603 million and $818 million for the years ended December 31, 2008, 2007 and 2006, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2008   2007   2008     2007
                                                     ----   ----   ----     ----
ASSET CATEGORY
Equity securities..................................    28%    38%    27%      37%
Fixed maturity securities..........................    51     44     71       58
Other (Real Estate and Alternative Investments)....    21     18      2        5
                                                      ---    ---    ---      ---
  Total............................................   100%   100%   100%     100%
                                                      ===    ===    ===      ===



     The weighted-average target allocations of pension plan and other postretirement benefit plan assets for 2009 are as follows:

                                                        PENSION    OTHER
                                                        -------   -------
ASSET CATEGORY
Equity securities.....................................  25%-45%   30%-45%
Fixed maturity securities.............................  35%-55%   55%-85%
Other (Real Estate and Alternative Investments).......   5%-32%    0%-10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2008 or 2007. No contributions will be required for 2009. The Company made discretionary contributions of $286 million to the qualified pension plans during the year ended December 31, 2008 and did not make discretionary contributions for the year ended December 31, 2007. The Company expects to make additional discretionary contributions of $143 million in 2009.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $41 million and $48 million for the years ended December 31, 2008 and 2007, respectively. These payments are expected to be at approximately the same level in 2009.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to primarily use their general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing plan assets. Total payments equaled $146 million and $170 million for the years ended December 31, 2008 and 2007, respectively.

     The Company expects to make contributions of $118 million, net of participant's contributions, toward the other postretirement plan obligations in 2009. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                              OTHER POSTRETIREMENT
                                                                    BENEFITS
                                                          ---------------------------
                                                                  PRESCRIPTION
                                                PENSION               DRUG
                                               BENEFITS   GROSS     SUBSIDIES     NET
                                               --------   -----   ------------   ----
                                                            (IN MILLIONS)
2009.........................................   $  379     $133       $ (15)     $118
2010.........................................   $  393     $138       $ (16)     $122
2011.........................................   $  402     $144       $ (16)     $128
2012.........................................   $  418     $148       $ (17)     $131
2013.........................................   $  431     $152       $ (18)     $134
2014-2018....................................   $2,368     $836       $(107)     $729


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $63 million, $66 million and $71 million for the years ended December 31, 2008, 2007 and 2006, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the year ended December 31, 2008, MetLife, Inc. contributed and paid $4 million in the form of line of credit fees on the Company's behalf.

     During the year ended December, 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 7.

     On December 12, 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV. See Note 10.

     On October 20, 2006, MetLife, Inc. contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, MetLife, Inc. contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, GALIC, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife, Inc. Immediately following the sale, MetLife, Inc. merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, MetLife, Inc. contributed $76 million to the Company.

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with MetLife, Inc., the Company adopted SFAS 123(r), using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations.

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the Long-Term Performance Compensation Plan ("LTPCP"), as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,584,119 at December 31, 2008. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2008, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 55,654,550.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     MetLife, Inc. allocated 89%, 88% and 90% of stock-based compensation to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $108 million, $128 million and $130 million, and income tax benefits of $38 million, $45 million and $46 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2008 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2008 of $34.86 and December 31, 2007 of $61.62, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2008.........   24,362,746         $38.85            6.18           $555
                                                             ======            ====           ====
  Granted..............................    3,464,075         $59.48
  Exercised............................   (1,372,254)        $32.76
  Cancelled/Expired....................     (142,145)        $44.62
  Forfeited............................     (219,330)        $51.44
                                          ----------
Outstanding at December 31, 2008.......   26,093,092         $41.75            5.73           $ --
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2008.................................   25,503,025         $41.38            5.66           $ --
                                          ==========         ======            ====           ====
Exercisable at December 31, 2008.......   19,405,732         $35.84            4.80           $ --
                                          ==========         ======            ====           ====



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2008          2007          2006
                                               -----------   -----------   -----------
Dividend yield...............................     1.21%         0.94%         1.04%
Risk-free rate of return.....................  1.91%-7.21%   4.30%-5.32%   4.17%-4.96%
Expected volatility..........................     24.85%        19.54%        22.00%
Exercise multiple............................      1.73          1.66          1.52
Post-vesting termination rate................     3.05%         3.66%         4.09%
Contractual term (years).....................       10            10            10
Expected life (years)........................       6             6             6
Weighted average exercise price of stock
  options granted............................     $59.47        $62.86        $50.21
Weighted average fair value of stock options
  granted....................................     $17.51        $17.76        $13.84


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $44 million, $49 million and $51 million related to Stock Options was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $43 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.81 years. The Company's allocated portion of Stock Option expense was 88%.

     MetLife, Inc. allocated to its subsidiaries the tax benefit associated with the deduction allowed for Stock Option exercises. The Company's consolidated results of operations include $12 million, $41 million, and $22 million of such tax benefits for the years ended December 31, 2008, 2007, and 2006, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of MetLife, Inc.'s performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of MetLife, Inc.'s common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following is a summary of Performance Share activity for the year ended December 31, 2008:

                                                                     WEIGHTED AVERAGE
                                                                        GRANT DATE
                                                PERFORMANCE SHARES      FAIR VALUE
                                                ------------------   ----------------
Outstanding at January 1, 2008................       2,690,125            $48.39
Granted.......................................         954,075            $57.17
Forfeited.....................................         (89,125)           $57.43
Paid..........................................        (968,425)           $36.87
                                                     ---------
Outstanding at December 31, 2008..............       2,586,650            $55.63
                                                     =========
Performance Shares expected to vest at
  December 31, 2008...........................       2,535,784            $55.56
                                                     =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2008, the three year performance period for the 2006 Performance Share grants was completed. Included in the immediately preceding table are 812,975 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2009 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $64 million, $79 million and $67 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $57 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.65 years. The Company's allocated portion of Performance Share expense was 90%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on MetLife, Inc.'s common stock over the three-year performance period, subject to limited further adjustment approved by MetLife, Inc.'s Board of Directors. Payments on the Opportunity Awards were normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and were paid in whole or in part with shares of MetLife, Inc.'s common stock, as approved by MetLife, Inc.'s Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2008, 2007 and 2006.

     A portion of each Opportunity Award under the LTPCP was settled in shares of MetLife, Inc.'s common stock while the remainder was settled in cash. The portion of the Opportunity Award settled in shares of MetLife, Inc.'s

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


common stock was accounted for as an equity award with the fair value of the award determined based upon the closing price of its common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, was recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award settled in cash was accounted for as a liability and was remeasured using the closing price of MetLife, Inc.'s common stock on the final day of each subsequent reporting period during the three-year performance period.

     The final LTPCP performance period concluded during the six months ended June 30, 2007. Final Opportunity Awards in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid on April 18, 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2008 and 2007. Compensation expense of $12 million related to LTPCP Opportunity Awards was allocated to the Company for the year ended December 31, 2006.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was ($338) million, $2.1 billion and $1.0 billion for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Department, was $11.6 billion and $13.0 billion at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a cash dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2009 without prior regulatory approval is $552 million.

     Stockholder dividends or other distributions proposed to be paid by New England Life Insurance Company ("NELICO") to its parent, Metropolitan Life Insurance Company, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the end of the immediately preceding calendar year or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. During the year ended December 31, 2008, NELICO paid a common stockholder dividend of $94 million. During the year ended December 31, 2007, NELICO did not pay any common stockholder dividends. The maximum amount of the dividend which NELICO may pay to Metropolitan Life Insurance Company in 2009 without prior regulatory approval is $19 million.

     For the years ended December 31, 2008, 2007 and 2006, Metropolitan Life Insurance Company received dividends from subsidiaries of $48 million, $60 million and $34 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                     YEARS ENDED DECEMBER 31,
                                                ---------------------------------
                                                   2008        2007        2006
                                                ---------   ---------   ---------
                                                          (IN MILLIONS)
Holding gains (losses) on investments arising
  during the year.............................   $(18,165)    $(499)      $(926)
Income tax effect of holding gains (losses)...      6,273        221        324
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current year income...................      1,214      (173)        403
  Amortization of premiums and accretion of
     discounts associated with investments....       (504)     (493)       (443)
Income tax effect.............................       (245)       293         14
Allocation of holding losses on investments
  relating to other policyholder amounts......      3,592        532        792
Income tax effect of allocation of holding
  losses to other policyholder amounts........     (1,231)     (235)       (277)
Unrealized investment loss on dividend of
  interests in subsidiary.....................         69         --         --
Deferred income tax on unrealized investment
  loss on dividend of interests in
  subsidiary..................................        (46)        --         --
                                                 --------   ---------   ---------
Net unrealized investment gains (losses), net
  of income tax...............................     (9,043)     (354)       (113)
Foreign currency translation adjustment.......       (140)       139          7
Minimum pension liability adjustment, net of
  income tax..................................         --         --        (18)
Defined benefit plan adjustment, net of income
  tax.........................................     (1,153)       524         --
                                                 --------   ---------   ---------
Other comprehensive income (loss).............   $(10,336)    $  309      $(124)
                                                 ========   =========   =========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $2,616   $2,693   $2,661
Commissions.........................................     914      827      790
Interest and debt issue costs.......................     226      289      244
Interest costs related to funds withheld on ceded
  reinsurance.......................................     911       --       --
Amortization of DAC and VOBA........................   1,081      643      583
Capitalization of DAC...............................    (901)    (886)    (936)
Rent, net of sublease income........................     363      282      259
Minority interest...................................       4       85       14
Insurance tax.......................................     289      297      305
Other...............................................   1,079      897    1,176
                                                      ------   ------   ------
  Total other expenses..............................  $6,582   $5,127   $5,096
                                                      ======   ======   ======



  Amortization and Capitalization of DAC and VOBA

     See Note 5 for deferred acquisition costs by segment and a rollforward of deferred acquisition costs including impacts of amortization and capitalization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.

  Interest and Debt Issue Costs

     See Notes 10 and 11 for attribution of interest expense by debt issuance.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Affiliated Expenses

     See Notes 8 and 20 for description of affiliated expenses included within other expenses.

  Restructuring Charges

     MetLife Inc. has initiated an enterprise-wide cost reduction and revenue enhancement initiative. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. During the third quarter of 2008, overall severance related restructuring charge of $58 million associated with the termination of certain employees was allocated to the Company in connection with this enterprise-wide initiative. During the fourth quarter of 2008, further severance related restructuring costs of $9 million offset by a $6 million reduction to its third quarter restructuring charge attributable to lower than anticipated costs for variable incentive compensation and for employees whose severance status changed was allocated to the Company. Total restructuring charges incurred in connection with this enterprise-wide initiative during the year ended December 31, 2008 were $61 million and were reflected within Corporate & Other. Estimated restructuring costs may change as management

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


continues to execute its restructuring plans. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2008
                                                            -----------------
                                                              (IN MILLIONS)
Balance as of beginning of the period.....................         $--
     Severance charges....................................          67
     Change in severance charge estimates.................          (6)
                                                                   ---
Balance as of end of the period...........................         $61
                                                                   ===
Total restructuring charges incurred......................         $61
                                                                   ===



     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the years ended December 31, 2009 and 2010. However, such restructuring plans are not sufficiently developed to enable MetLife Inc. to make an estimate of such restructuring charges at December 31, 2008.

17.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. Subsequent to the disposition of RGA and the elimination of the Reinsurance segment as described in Notes 2 and 18, the Company's business is divided into two operating segments: Institutional and Individual, as well as Corporate & Other. These segments are managed separately because they provide different products and services, require different strategies and have different technology requirements.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues and certain reinsurance agreements with affiliates. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. The operations of RGA are also reported in Corporate & Other as discontinued operations. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2008, 2007 and 2006. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                                             CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2008              INSTITUTIONAL  INDIVIDUAL     OTHER       TOTAL
------------------------------------              -------------  ----------  -----------  --------
                                                                    (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums........................................     $ 14,351     $  4,083     $    10    $ 18,444
Universal life and investment-type product
  policy fees...................................          844        1,441          --       2,285
Net investment income...........................        6,189        5,047        (114)     11,122
Other revenues..................................          764          152         966       1,882
Net investment gains (losses)...................          643          634       2,195       3,472
                                                     --------     --------     -------    --------
     Total revenues.............................       22,791       11,357       3,057      37,205
                                                     --------     --------     -------    --------
EXPENSES
Policyholder benefits and claims................       15,537        5,147          15      20,699
Interest credited to policyholder account
  balances......................................        2,136        1,038           7       3,181
Policyholder dividends..........................           --        1,709           7       1,716
Other expenses..................................        2,306        2,737       1,539       6,582
                                                     --------     --------     -------    --------
  Total expenses................................       19,979       10,631       1,568      32,178
                                                     --------     --------     -------    --------
Income from continuing operations before
  provision for income tax......................        2,812          726       1,489       5,027
Provision for income tax........................          968          233         450       1,651
                                                     --------     --------     -------    --------
Income from continuing operations...............        1,844          493       1,039       3,376
Income (loss) from discontinued operations, net
  of income tax.................................            3            4        (296)       (289)
                                                     --------     --------     -------    --------
Net income......................................     $  1,847     $    497     $   743    $  3,087
                                                     ========     ========     =======    ========
BALANCE SHEET:
Total assets....................................     $166,594     $132,527     $35,098    $334,219
DAC and VOBA....................................     $  1,005     $  9,861     $     5    $ 10,871
Separate account assets.........................     $ 45,514     $ 26,745     $    --    $ 72,259
Policyholder liabilities........................     $109,199     $ 88,050     $   748    $197,997
Separate account liabilities....................     $ 45,514     $ 26,745     $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                           CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2007          INSTITUTIONAL   INDIVIDUAL      OTHER        TOTAL
------------------------------------          -------------   ----------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums....................................     $ 12,358      $  4,073      $     4     $ 16,435
Universal life and investment-type product
  policy fees...............................          763         1,483           --        2,246
Net investment income.......................        6,664         5,552          366       12,582
Other revenues..............................          712           152           70          934
Net investment gains (losses)...............         (269)          (81)          63         (287)
                                                 --------      --------      -------     --------
     Total revenues.........................       20,228        11,179          503       31,910
                                                 --------      --------      -------     --------
EXPENSES
Policyholder benefits and claims............       13,332         4,924           19       18,275
Interest credited to policyholder account
  balances..................................        2,451         1,064           --        3,515
Policyholder dividends......................           --         1,685            2        1,687
Other expenses..............................        2,391         2,290          446        5,127
                                                 --------      --------      -------     --------
  Total expenses............................       18,174         9,963          467       28,604
                                                 --------      --------      -------     --------
Income from continuing operations before
  provision (benefit) for income tax........        2,054         1,216           36        3,306
Provision (benefit) for income tax..........          699           431          (76)       1,054
                                                 --------      --------      -------     --------
Income from continuing operations...........        1,355           785          112        2,252
Income from discontinued operations, net of
  income tax................................           10            --          170          180
                                                 --------      --------      -------     --------
Net income..................................     $  1,365      $    785      $   282     $  2,432
                                                 ========      ========      =======     ========
BALANCE SHEET:
Total assets................................     $170,540      $167,257      $36,580     $374,377
DAC and VOBA................................     $    907      $  7,715      $     6     $  8,628
Separate account assets.....................     $ 49,577      $ 40,143      $   (17)    $ 89,703
Policyholder liabilities....................     $ 95,499      $ 86,065      $   506     $182,070
Separate account liabilities................     $ 49,577      $ 40,143      $   (17)    $ 89,703

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                            CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006           INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------------------           -------------   ----------   -----------   -------
                                                                  (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums.....................................     $11,801        $ 4,129       $   6      $15,936
Universal life and investment-type product
  policy fees................................         750          1,433          --        2,183
Net investment income........................       5,810          5,480         228       11,518
Other revenues...............................         677            114          42          833
Net investment gains (losses)................        (348)          (394)        (92)        (834)
                                                  -------        -------    -----------   -------
     Total revenues..........................      18,690         10,762         184       29,636
                                                  -------        -------    -----------   -------
EXPENSES
Policyholder benefits and claims.............      12,918          4,712          17       17,647
Interest credited to policyholder account
  balances...................................       1,944          1,049          --        2,993
Policyholder dividends.......................          --          1,669           2        1,671
Other expenses...............................       2,483          2,213         400        5,096
                                                  -------        -------    -----------   -------
  Total expenses.............................      17,345          9,643         419       27,407
                                                  -------        -------    -----------   -------
Income (loss) from continuing operations
  before provision (benefit) for income tax..       1,345          1,119        (235)       2,229
Provision (benefit) for income tax...........         443            400        (286)         557
                                                  -------        -------    -----------   -------
Income from continuing operations............         902            719          51        1,672
Income from discontinued operations, net of
  income tax.................................          45             19         190          254
                                                  -------        -------    -----------   -------
Net income...................................     $   947        $   738       $ 241      $ 1,926
                                                  =======        =======    ===========   =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2008, 2007 and 2006. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2008      2007      2006
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Investment income......................................   $ 6       $16      $ 35
Investment expense.....................................    (3)       (6)      (16)
Net investment gains (losses)..........................     8         7        91
                                                          ---       ---      ----
  Total revenues.......................................    11        17       110
Provision for income tax...............................     4         8        38
                                                          ---       ---      ----
Income from discontinued operations, net of income
  tax..................................................   $ 7       $ 9      $ 72
                                                          ===       ===      ====



     The carrying value of real estate related to discontinued operations was $1 million and $39 million at December 31, 2008 and 2007, respectively.

     The following table presents the discontinued real estate operations by segment:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Net investment income
  Institutional.......................................   $ 4       $ 8       $15
  Individual..........................................    (1)       --         4
  Corporate & Other...................................    --         2        --
                                                         ---       ---       ---
     Total net investment income......................   $ 3       $10       $19
                                                         ===       ===       ===
Net investment gains (losses)
  Institutional.......................................   $ 2       $ 7       $58
  Individual..........................................     6        --        23
  Corporate & Other...................................    --        --        10
                                                         ---       ---       ---
     Total net investment gains (losses)..............   $ 8       $ 7       $91
                                                         ===       ===       ===



  OPERATIONS

     As more fully described in Note 2, on September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the dividend of interests in RGA, the Reinsurance segment was eliminated. (See also Note 17). RGA's assets and liabilities were reclassified to assets and liabilities of subsidiaries held-for-sale and its operating results were reclassified to discontinued operations for all periods presented. Interest on economic capital associated with the Reinsurance segment has been reclassified to the continuing operations of Corporate & Other.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amounts related to the operations and financial position of RGA that have been reflected as discontinued operations in the consolidated statements of income:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Premiums............................................  $3,535   $4,910   $4,348
Net investment income...............................     597      908      781
Other revenues......................................      69       77       66
Net investment gains (losses).......................    (249)    (177)       7
                                                      ------   ------   ------
  Total revenues....................................   3,952    5,718    5,202
                                                      ------   ------   ------
Policyholder benefits and claims....................   2,989    3,989    3,490
Interest credited to policyholder account balances..     108      262      254
Other expenses......................................     699    1,226    1,227
                                                      ------   ------   ------
  Total expenses....................................   3,796    5,477    4,971
                                                      ------   ------   ------
Income before provision for income tax..............     156      241      231
Provision for income tax............................      53       84       81
                                                      ------   ------   ------
Income from discontinued operations, net of income
  tax...............................................     103      157      150
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.....................    (398)      --       --
                                                      ------   ------   ------
Income (loss) from discontinued operations, net of
  income tax........................................  $ (295)  $  157   $  150
                                                      ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                            DECEMBER 31, 2007
                                                            -----------------
                                                              (IN MILLIONS)
Fixed maturity securities.................................       $ 9,398
Equity securities.........................................           137
Mortgage and consumer loans...............................           832
Policy loans..............................................         1,059
Short-term investments....................................            75
Other invested assets.....................................         4,897
                                                                 -------
  Total investments.......................................        16,398
Cash and cash equivalents.................................           404
Accrued investment income.................................            78
Premiums and other receivables............................         1,440
Deferred policy acquisition costs and VOBA................         3,513
Goodwill..................................................            96
Other assets..............................................            91
Separate account assets...................................            17
                                                                 -------
  Total assets held-for-sale..............................       $22,037
                                                                 =======
Future policy benefits....................................       $ 6,159
Policyholder account balances.............................         6,657
Other policyholder funds..................................         2,297
Long-term debt............................................           528
Collateral financing arrangements.........................           850
Junior subordinated debt securities.......................           399
Shares subject to mandatory redemption....................           159
Current income tax payable................................            33
Deferred income tax liability.............................           941
Other liabilities.........................................         1,918
Separate account liabilities..............................            17
                                                                 -------
  Total liabilities held-for-sale.........................       $19,958
                                                                 =======



     The operations of RGA include direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million, $185 million and $183 million and ceded amounts that reduced policyholder benefits and claims by $90 million, $185 million and $147 million for the years ended December 31, 2008, 2007 and 2006, respectively, that have not been eliminated as these transactions are expected to continue after the RGA disposition. Related amounts included in the Company's consolidated balance sheets include assets totaling $739 million, and liabilities totaling $463 million at December 31, 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. The Company reported the operations of SSRM in discontinued operations. Under the terms of the sale agreement, the Company had an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price was also subject to reduction over five years, depending on retention of certain Company-related business. In the second quarter of 2008, the Company paid $3 million, net of income tax, of which $2 million was accrued in the fourth quarter of 2007, related to the termination of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received a payment of $30 million, net of income tax, in the second quarter of 2006 due to the retention of these specific customer accounts. In the first quarter of 2007, the Company received a payment of $16 million, net of income tax, as a result of the revenue retention and growth measure provision in the sales agreement. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

     The following table presents the amounts related to operations of SSRM that have been reflected as discontinued operations in the consolidated statements of income:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Revenues.............................................      $--       $--       $--
Expenses.............................................       --        --        --
                                                           ---       ---       ---
Income from discontinued operations before provision
  for income tax.....................................       --        --        --
Provision for income tax.............................       --        --        --
Net investment gain (loss), net of income tax........       (1)       14        32
                                                           ---       ---       ---
Income from discontinued operations, net of income
  tax................................................      $(1)      $14       $32
                                                           ===       ===       ===



19.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $152,266    $152,266
  Equity securities.............................             $  4,167    $  4,167
  Trading securities............................             $    457    $    457
  Mortgage and consumer loans...................             $ 39,180    $ 39,720
  Policy loans..................................             $  7,677    $  7,677
  Short-term investments........................             $    603    $    603
  Cash and cash equivalents.....................             $  1,927    $  1,927
  Accrued investment income.....................             $  2,451    $  2,451
  Assets of subsidiaries held-for-sale..........             $ 11,983    $ 11,992
Liabilities:
  Policyholder account balances.................             $ 70,586    $ 70,913
  Short-term debt...............................             $    357    $    357
  Long-term debt................................             $  2,687    $  2,763
  Payables for collateral under securities
     loaned and other transactions..............             $ 28,952    $ 28,952
  Liabilities of subsidiaries held-for-sale.....             $  6,915    $  6,044
Commitments: (1)
  Mortgage loan commitments.....................   $3,272    $     --    $    (32)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $  667    $     --    $    (25)


--------

   (1) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage and Consumer Loans, Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, bridge loans, and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Short-term and Long-term Debt -- The estimated fair values of short-term and long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Assets and Liabilities of Subsidiaries Held-For-Sale -- The carrying values of assets and liabilities of subsidiaries held-for-sale reflect those assets and liabilities which were previously determined to be financial instruments and which were reflected in other financial statement captions in the table above in previous periods but have been reclassified to this caption to reflect the discontinued nature of the operations. The estimated fair value of the assets and liabilities of subsidiaries held-for-sale have been determined on a basis consistent with similar instruments as described herein.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $122,229    $122,229
  Equity securities.............................             $  2,298    $  2,298
  Trading securities............................             $    277    $    277
  Mortgage and consumer loans, net..............             $ 42,105    $ 41,110
  Policy loans..................................             $  7,881    $  9,675
  Real estate joint ventures (1)................             $     67    $     75
  Other limited partnership interests (1).......             $  1,697    $  2,008
  Short-term investments........................             $  7,598    $  7,598
  Other invested assets: (1)
     Derivative assets..........................   $71,514   $  6,646    $  6,646
     Other......................................             $    875    $    691
  Cash and cash equivalents.....................             $ 10,279    $ 10,279
  Accrued investment income.....................             $  2,079    $  2,079
  Premiums and other receivables (1)............             $ 17,856    $ 18,088
  Separate account assets.......................             $ 72,259    $ 72,259
  Net embedded derivatives within asset host
     contracts (2)..............................             $    797    $    797
Liabilities:
  Policyholder account balances (1).............             $ 70,799    $ 66,232
  Short-term debt...............................             $    414    $    414
  Long-term debt (1)............................             $  2,684    $  1,995
  Payables for collateral under securities
     loaned and other transactions..............             $ 18,649    $ 18,649
  Other liabilities: (1)
     Derivative liabilities.....................   $35,219   $  2,521    $  2,521
     Trading liabilities........................             $     57    $     57
     Other......................................             $ 16,163    $ 16,163
  Separate account liabilities (1)..............             $ 26,214    $ 26,214
  Net embedded derivatives within liability host
     contracts (2)..............................             $   (988)   $   (988)
Commitments: (3)
  Mortgage loan commitments.....................   $ 2,191   $     --    $   (114)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also include embedded derivatives of ($72) million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage and Consumer Loans -- The Company originates mortgage and consumer loans principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage and consumer loans is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk. Certain mortgage and consumer loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Other limited partnerships and real estate joint ventures included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheet represents investments in real estate or real estate joint ventures and other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, investments in tax credit partnerships, joint venture investments, loans to affiliates and funds withheld at interest. Leveraged leases, investments in tax credit partnerships and joint venture investments, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     For funds withheld at interest, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     The estimated fair value of loans to affiliates is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash and Cash Equivalents -- Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over very short periods such that the estimated fair values approximate their carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Other Assets -- Other assets in the consolidated balance sheet is principally comprised of prepaid expenses, amounts held under corporate owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported net assets values provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include guaranteed interest contracts, certain funding arrangements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheet as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of funds withheld at interest related to certain ceded reinsurance; embedded derivatives within these funds withheld at interest related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; interest and dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The fair value of the embedded derivatives within funds withheld at interest related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding arrangements related to institutional group life contracts; and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders, certain affiliated ceded reinsurance contracts related to such variable annuity riders, certain guaranteed interest contracts with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain guaranteed interest contracts is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their guaranteed interest contract host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded derivatives within funds withheld at interest liabilities related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2008
                                           ------------------------------------------------------------------
                                              FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                           -----------------------------------------------------
                                            QUOTED PRICES IN
                                           ACTIVE MARKETS FOR                        SIGNIFICANT
                                            IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                             AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                                (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                           ------------------   -----------------   ------------   ----------
                                                                      (IN MILLIONS)
ASSETS
  Fixed maturity securities:
  U.S. corporate securities..............        $    --             $ 38,663          $ 5,089      $ 43,752
  Residential mortgage-backed
     securities..........................             --               22,680              373        23,053
  Foreign corporate securities...........             --               16,857            3,367        20,224
  U.S. Treasury/agency securities........          7,427                8,461               48        15,936
  Commercial mortgage-backed securities..             --                8,939              138         9,077
  Asset-backed securities................             --                4,824            1,487         6,311
  Foreign government securities..........             --                2,573              202         2,775
  State and political subdivision
     securities..........................             --                1,025               76         1,101
                                                 -------             --------          -------      --------
     Total fixed maturity securities.....          7,427              104,022           10,780       122,229
                                                 -------             --------          -------      --------
Equity securities:
  Common stock...........................            238                  994               59         1,291
  Non-redeemable preferred stock.........             --                   89              918         1,007
                                                 -------             --------          -------      --------
     Total equity securities.............            238                1,083              977         2,298
                                                 -------             --------          -------      --------
  Trading securities.....................             --                  161              116           277
  Short-term investments (1).............          6,812                  695               75         7,582
  Derivative assets (2)..................              2                6,505              139         6,646
  Net embedded derivatives within asset
     host contracts (3)..................             --                   --              797           797
  Separate account assets (4)............         39,767               31,006            1,486        72,259
                                                 -------             --------          -------      --------
     Total assets........................        $54,246             $143,472          $14,370      $212,088
                                                 =======             ========          =======      ========
LIABILITIES
  Derivative liabilities (2).............        $    58             $  2,305          $   158      $  2,521
  Net embedded derivatives within
     liability host contracts (3)........             --                  (83)            (905)         (988)
  Trading liabilities (5)................             57                   --               --            57
                                                 -------             --------          -------      --------
     Total liabilities...................        $   115             $  2,222          $  (747)     $  1,590
                                                 =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the rollforward in the following tables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also includes embedded derivatives of ($72) million.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities, exchange-traded common stock and certain short-term money market securities. As it relates to derivatives, this level includes financial futures including exchange-traded equity and interest rate futures. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, foreign government securities and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of non-redeemable preferred stock and certain equity securities where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain guaranteed interest contracts.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including:
             U.S. and foreign corporate securities -- including below investment grade private placements; residential mortgage-backed securities; commercial mortgage-backed securities; asset backed securities -- including all of those supported by sub-prime mortgage loans; foreign government; U.S. Treasury and agency; and state and political subdivision securities. Equity securities classified as Level 3 securities consist principally of common stock of privately held companies and non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives this category includes: financial forwards including swap spread locks with maturities which extend beyond

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


             observable periods; equity variance swaps with unobservable volatility inputs or that are priced via independent broker quotations; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotes; equity options with unobservable volatility inputs; and interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans, and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                          ---------------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:
                                                              -----------------------------    PURCHASES,
                            BALANCE,     IMPACT OF   BALANCE,                     OTHER          SALES,       TRANSFER IN  BALANCE,
                          DECEMBER 31,   SFAS 157   BEGINNING                 COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    END OF
                              2007     ADOPTION (1) OF PERIOD EARNINGS (2, 3) INCOME (LOSS) SETTLEMENTS (4) OF LEVEL 3 (5)  PERIOD
                          ------------ ------------ --------- --------------- ------------- --------------- -------------- --------
                                                                        (IN MILLIONS)
Fixed maturity
  securities.............    $15,066        $--      $15,066       $ (674)       $(3,763)        $(530)          $681       $10,780
Equity securities........      1,527         --        1,527         (128)          (346)          (54)           (22)          977
Trading securities.......        174         --          174          (26)            --           (32)            --           116
Short-term investments...        149         --          149           (2)            --           (72)            --            75
Net derivatives (6)......        134         (1)         133          (60)            --           (92)            --           (19)
Separate account assets
  (7)....................      1,170         --        1,170          (86)            --           (22)           424         1,486
Net embedded derivatives
  (8)....................         25         30           55        1,631             --            16             --         1,702


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of adoption of SFAS 157 on RGA -- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, results in a total net impact of adoption of SFAS 157 of $13 million as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (9) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in fair value recorded in earnings for Level 3 assets and liabilities:

                                                        TOTAL GAINS AND LOSSES
                                                 ------------------------------------
                                                           CLASSIFICATION OF
                                                  REALIZED/UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN EARNINGS
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  9          $ (683)      $ (674)
Equity securities..............................       --            (128)        (128)
Trading securities.............................      (26)             --          (26)
Short-term investments.........................        1              (3)          (2)
Net derivatives................................       --             (60)         (60)
Net embedded derivatives.......................       --           1,631        1,631


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                                  RELATING TO ASSETS AND LIABILITIES
                                                       HELD AT DECEMBER 31, 2008
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  5          $ (466)      $ (461)
Equity securities..............................       --            (114)        (114)
Trading securities.............................      (18)             --          (18)
Net derivatives................................       --             (93)         (93)
Net embedded derivatives.......................       --           1,632        1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     At December 31, 2008, the Company held $204 million in mortgage loans which are carried at estimated fair value based on independent broker quotations or, if the loans were in foreclosure or are otherwise determined to be collateral dependent, on the value of the underlying collateral of which $188 million was related to impaired mortgage loans held-for-investment and $16 million to certain mortgage loans held-for-sale. These impaired

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


mortgage loans were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such impaired mortgage loans are net impairments of $56 million for the year ended December 31, 2008.

     At December 31, 2008, the Company held $131 million in cost basis other limited partnership interests which were impaired during the year ended December 31, 2008 based on the underlying limited partnership financial statements. These other limited partnership interests were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such other limited partnerships are impairments of $99 million for the year ended December 31, 2008.

20.  RELATED PARTY TRANSACTIONS

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.2 billion, $2.0 billion and $1.9 billion, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements were $667 million, $574 million and $34 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct their activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements were $815 million, $791 million and $657 million for the years ended December 31, 2008, 2007 and 2006, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues was $17 million for both years ended December 31, 2008 and 2007. There was no revenue received from affiliates related to these agreements for the year ended December 31, 2006. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees was $16 million, $16 million and $17 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net payables to affiliates of $229 million and $116 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
8. See Notes 3, 7 and 10 for discussion of additional related party transactions.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

for the Years Ended December 31, 2008, 2007 and 2006 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance
Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 09, 2009

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007


                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                      2008      2007
                                                                    -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair
     value (amortized cost: $6,582 and $7,508, respectively).....   $ 6,140   $ 7,919
  Equity securities available-for-sale, at estimated fair value
     (cost: $166 and $31, respectively)..........................       135        31
  Mortgage loans on real estate..................................       219       241
  Policy loans...................................................     1,691     1,657
  Real estate and real estate joint ventures held-for-
     investment..................................................        55        55
  Other limited partnership interests............................        81        33
  Short-term investments.........................................       514       237
  Other invested assets..........................................       126        80
                                                                    -------   -------
     Total investments...........................................     8,961    10,253
Cash and cash equivalents........................................       152       103
Accrued investment income........................................        99       107
Premiums and other receivables...................................     2,177     2,154
Deferred policy acquisition costs and value of business
  acquired.......................................................       279       137
Current income tax recoverable...................................        23       119
Deferred income tax assets.......................................       210        --
Other assets.....................................................       136       140
Assets of subsidiary held-for-sale...............................        --    22,037
Separate account assets..........................................     1,484     2,080
                                                                    -------   -------
     Total assets................................................   $13,521   $37,130
                                                                    =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits.........................................   $ 5,176   $ 5,197
  Policyholder account balances..................................     4,143     4,134
  Other policyholder funds.......................................       249       229
  Policyholder dividends payable.................................       107       102
  Short-term debt -- affiliated..................................        --        50
  Long-term debt.................................................       101       101
  Deferred income tax liability..................................        --        32
  Payables for collateral under securities loaned and other
     transactions................................................       806     1,438
  Other liabilities..............................................       446       531
  Liabilities of subsidiary held-for-sale........................        --    19,958
  Separate account liabilities...................................     1,484     2,080
                                                                    -------   -------
     Total liabilities...........................................    12,512    33,852
                                                                    -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized; 3,000,000 shares issued and outstanding............         3         3
Additional paid-in capital.......................................     1,243     1,849
Retained earnings................................................        71       969
Accumulated other comprehensive income (loss)....................      (308)      457
                                                                    -------   -------
     Total stockholder's equity..................................     1,009     3,278
                                                                    -------   -------
     Total liabilities and stockholder's equity..................   $13,521   $37,130
                                                                    =======   =======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)


                                                              2008    2007    2006
                                                             ------   ----   ------
REVENUES
Premiums...................................................  $  284   $308   $  299
Universal life and investment-type product policy fees.....     160    188      226
Net investment income......................................     474    511      521
Other revenues.............................................       6     37       10
Net investment gains (losses)..............................     137    (91)     (21)
                                                             ------   ----   ------
  Total revenues...........................................   1,061    953    1,035
                                                             ------   ----   ------
EXPENSES
Policyholder benefits and claims...........................     454    485      445
Interest credited to policyholder account balances.........     140    147      151
Policyholder dividends.....................................     168    163      170
Other expenses.............................................      84     77      143
                                                             ------   ----   ------
  Total expenses...........................................     846    872      909
                                                             ------   ----   ------
Income from continuing operations before provision for
  income tax...............................................     215     81      126
Provision for income tax...................................      95     39       44
                                                             ------   ----   ------
Income from continuing operations..........................     120     42       82
Income (loss) from discontinued operations, net of income
  tax......................................................    (295)   157      150
                                                             ------   ----   ------
Net income (loss)..........................................  $ (175)  $199   $  232
                                                             ======   ====   ======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                                         ACCUMULATED OTHER COMPREHENSIVE
                                                                                  INCOME (LOSS)
                                                                      -------------------------------------
                                                                          NET
                                                                      UNREALIZED     FOREIGN       DEFINED
                                              ADDITIONAL              INVESTMENT     CURRENCY      BENEFIT
                                     COMMON     PAID-IN    RETAINED      GAINS     TRANSLATION      PLANS
                                      STOCK     CAPITAL    EARNINGS    (LOSSES)    ADJUSTMENTS   ADJUSTMENT    TOTAL
                                     ------   ----------   --------   ----------   -----------   ----------   -------
Balance at January 1, 2006.........      $3       $1,836      $ 556        $ 431         $  41          $(4)  $ 2,863
Sale of subsidiary (Note 2)........                   (9)                                                          (9)
Equity transactions of majority
  owned subsidiary.................                   12                                                           12
Dividends on common stock..........                             (13)                                              (13)
Comprehensive income:
  Net income.......................                             232                                               232
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                          (62)                                 (62)
     Foreign currency translation
       adjustments, net of income
       tax.........................                                                         11                     11
     Additional minimum pension
       liability adjustment, net of
       income tax..................                                                                       1         1
                                                                                                              -------
     Other comprehensive income
       (loss)......................                                                                               (50)
                                                                                                              -------
  Comprehensive income.............                                                                               182
                                                                                                              -------
  Adoption of SFAS 158, net of
     income tax....................                                                                      (1)       (1)
                                         --       ------      -----        -----         -----          ---   -------
Balance at December 31, 2006.......       3        1,839        775          369            52           (4)    3,034
Cumulative effect of a change in
  accounting principle, net of
  income tax (Note 1)..............                              (5)                                               (5)
                                         --       ------      -----        -----         -----          ---   -------
Balance at January 1, 2007.........       3        1,839        770          369            52           (4)    3,029
Equity transactions of majority
  owned subsidiary.................                   10                                                           10
Comprehensive income:
  Net income.......................                             199                                               199
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                          (21)                                 (21)
     Foreign currency translation
       adjustments, net of income
       tax.........................                                                         60                     60
     Defined benefit plans
       adjustment, net of income
       tax.........................                                                                       1         1
                                                                                                              -------
     Other comprehensive income
       (loss)......................                                                                                40
                                                                                                              -------
  Comprehensive income.............                                                                               239
                                         --       ------      -----        -----         -----          ---   -------
Balance at December 31, 2007.......       3        1,849        969          348           112           (3)    3,278
Equity transactions of majority
  owned subsidiary.................                  (11)                                                         (11)
Dividend of interests in subsidiary
  (Note 2).........................                 (595)      (723)                                           (1,318)
Comprehensive loss:
  Net loss.........................                            (175)                                             (175)
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                         (647)                                (647)
     Foreign currency translation
       adjustments, net of income
       tax.........................                                                       (122)                  (122)
     Defined benefit plans
       adjustment, net of income
       tax.........................                                                                       4         4
                                                                                                              -------
     Other comprehensive income
       (loss)......................                                                                              (765)
                                                                                                              -------
  Comprehensive loss...............                                                                              (940)
                                         --       ------      -----        -----         -----          ---   -------
Balance at December 31, 2008.......      $3       $1,243      $  71        $(299)        $ (10)         $ 1   $ 1,009
                                         ==       ======      =====        =====         =====          ===   =======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)


                                                             2008      2007      2006
                                                           -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................  $  (175)  $   199   $   232
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
     Depreciation and amortization expenses..............        7         7         8
     Amortization of premiums and accretion of discounts
       associated with investments, net..................      (32)      (33)      (13)
     (Gains) losses from sales of investments and
       businesses, net...................................      502       268        14
     Interest credited to policyholder account balances..      248       409       405
     Universal life and investment-type product policy
       fees..............................................     (160)     (188)     (226)
     Change in premiums and other receivables............     (116)     (226)     (511)
     Change in deferred policy acquisition costs, net....     (262)     (339)     (306)
     Change in insurance-related liabilities.............      294     1,348       963
     Change in income tax payable........................      124        65       194
     Change in other assets..............................      (96)      117        87
     Change in other liabilities.........................      257       432        97
     Other, net..........................................       (2)        3       (24)
                                                           -------   -------   -------
Net cash provided by operating activities................      589     2,062       920
                                                           -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities...........................    3,221     2,974     4,623
     Equity securities...................................       41        34        68
     Mortgage loans on real estate.......................       74        26        87
     Real estate and real estate joint ventures..........       --         1        --
     Other limited partnership interests.................        4         1         5
  Purchases of:
     Fixed maturity securities...........................   (3,167)   (4,116)   (6,056)
     Equity securities...................................      (59)      (12)      (40)
     Mortgage loans on real estate.......................       (5)     (129)     (160)
     Real estate and real estate joint ventures..........       (2)       (1)       (3)
     Other limited partnership interests.................      (66)      (19)       --
  Net change in short-term investments...................     (255)      123      (282)
  Proceeds from sales of businesses, net of cash disposed
     of $0, $0 and $5, respectively......................       --        --        71
  Dividend of subsidiary.................................     (270)       --        --
  Net change in other invested assets....................     (416)     (976)     (705)
  Other, net.............................................      (24)      (43)      (50)
                                                           -------   -------   -------
Net cash used in investing activities....................  $  (924)  $(2,137)  $(2,442)
                                                           -------   -------   -------




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                              2008     2007     2006
                                                            -------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 1,379   $1,147   $1,446
     Withdrawals..........................................     (714)    (986)    (828)
  Net change in payables for collateral under securities
     loaned and other transactions........................     (632)    (204)     259
  Net change in short-term debt -- affiliated.............      (50)      50       --
  Long-term debt issued...................................       --      297       --
  Long-term debt repaid...................................       (3)     (79)    (100)
  Collateral financing arrangements issued................       --       --      850
  Dividends on common stock...............................       --       --      (13)
  Debt issuance costs.....................................       --       --      (13)
  Other, net..............................................       --       --       10
                                                            -------   ------   ------
Net cash (used in) provided by financing activities.......      (20)     225    1,611
                                                            -------   ------   ------
Change in cash and cash equivalents.......................     (355)     150       89
Cash and cash equivalents, beginning of year..............      507      357      268
                                                            -------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $   152   $  507   $  357
                                                            =======   ======   ======
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $   404   $  164   $  129
                                                            =======   ======   ======
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $    --   $  404   $  164
                                                            =======   ======   ======
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $   103   $  193   $  139
                                                            =======   ======   ======
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $   152   $  103   $  193
                                                            =======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest.............................................  $    84   $  129   $   73
                                                            =======   ======   ======
     Income tax...........................................  $   (26)  $  (85)  $   --
                                                            =======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed....................................  $    --   $   --   $  321
       Less: liabilities disposed.........................       --       --      236
                                                            -------   ------   ------
       Net assets disposed................................       --       --       85
       Less: cash disposed................................       --       --        5
                                                            -------   ------   ------
       Business disposition, net of cash disposed.........  $    --   $   --   $   80
                                                            =======   ======   ======
     Dividend of subsidiary:
       Assets disposed....................................  $22,135   $   --   $   --
       Less: liabilities disposed.........................   20,689       --       --
                                                            -------   ------   ------
       Net assets disposed................................    1,446       --       --
       Add: cash disposed.................................      270       --       --
       Less: dividend of interests in subsidiary..........    1,318       --       --
                                                            -------   ------   ------
       Loss on dividend of interests in subsidiary........  $   398   $   --   $   --
                                                            =======   ======   ======
     Return of capital to parent from sale of subsidiary..  $    --   $   --   $   (9)
                                                            =======   ======   ======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. GenAmerica is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico, and the District of Columbia.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     See Note 2 for discussion concerning the dispositions of certain subsidiaries.

     The Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include trust preferred securities and other limited partnership interests. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2008 presentation. See Note 14 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii) investment impairments;

          (iii) the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (v) the estimated fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix) accounting for reinsurance transactions;

          (x) accounting for employee benefit plans; and

          (xi) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate, real estate joint ventures and other limited partnership interests, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale. Available-for-sale securities are reported at estimated fair value with unrealized investment gains and losses on these securities recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in an affiliated money market pool.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values and tax credit partnerships.

          Freestanding derivatives with positive estimated fair values are more fully described in the derivatives accounting policy which follows.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain structured investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives. The Company's embedded derivatives are substantially held by Reinsurance Group of America, Incorporated ("RGA"), a majority-owned subsidiary, and are included in assets of subsidiaries held-for-sale and liabilities of subsidiaries held-for-sale. See
Note 2.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The Company's net investment gains (losses) on foreign operations are substantially related to the operations of RGA, and are included in income (loss) from discontinued operations, net of income tax. See Note 2.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of property, equipment and leasehold improvements was $74 million and $75 million at December 31, 2008 and 2007, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $60 million and $58 million at December 31, 2008 and 2007, respectively. Related depreciation and amortization expense was $2 million, $3 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $27 million and $25 million at December 31, 2008 and 2007, respectively. Accumulated amortization of capitalized software was $21 million and $19 million at December 31, 2008 and 2007, respectively. Related amortization expense was $2 million, $2 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions, agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair value of the reporting unit is determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model.

     Management applies significant judgment when determining the estimated fair value of the reporting unit. The valuation methodologies utilized are subject to key assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods.

     Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed, management concluded no impairment of goodwill had occurred at December 31, 2008. Additionally, the Company recognized no impairments of goodwill during the years ended December 31, 2007 and 2006. Goodwill was $35 million at both December 31, 2008 and 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 72% of General American's life insurance in-force, and 75% of the number of life insurance policies in-force, at both December 31, 2008 and 2007. Participating policies represented approximately 95% and 94%, 95% and 94%, and 99% and 99% of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities is 5%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's ("S&P") 500 Index experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; plus (ii) credited interest, ranging from 3% to 6%, less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Income Taxes

     General American joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans. These benefit plans are accounted for following the guidance outlined in SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income (loss). Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur. The Company's net investment gains (losses) on foreign operations are substantially related to the operations of RGA, and are included in income (loss) from discontinued operations, net of income tax. See
Note 2.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, short term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. At January 1, 2008, adopting SFAS 157 did not have a material impact on the Company's consolidated financial statements. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). Note 15 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in a VIE. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34 ("FIN 45"), to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

          (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

          (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

          (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

          (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 had no impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 had no impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized an $11 million decrease in the liability for unrecognized tax benefits, no change in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest included in liabilities of subsidiary held-for-sale, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. See also Note 9.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of ($5) million, net of income tax of ($3) million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 11.

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively EITF Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r) and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     On September 12, 2008, MetLife completed a tax-free split-off of RGA. In connection with this transaction, General American dividended to MLIC and MLIC dividended to MetLife substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. General American retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities available for sale in the Company's consolidated financial statements at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. General American has agreed to dispose of the remaining shares of RGA within the next five years. In connection with General American's agreement to dispose of the remaining shares, General American also recognized, in its

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations. See Note 14 for reclassifications related to discontinued operations.

  DISPOSITION OF PARAGON LIFE INSURANCE COMPANY

     On May 1, 2006, the Company sold Paragon Life Insurance Company ("Paragon") to its ultimate parent, MetLife. The Company received consideration of $71 million, net of cash sold of $5 million. Immediately following the sale, MetLife merged Paragon with and into MLIC. The amount received below book value was recorded as a return of capital to MLIC of $9 million. Total revenues of Paragon included in the Company's consolidated revenues were $23 million for the year ended December 31, 2006.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities, and the percentage that each sector represents by the respective total holdings at:

                                                             DECEMBER 31, 2008
                                              -----------------------------------------------
                                                               GROSS
                                               COST OR      UNREALIZED
                                              AMORTIZED   --------------    ESTIMATED    % OF
                                                 COST     GAIN      LOSS   FAIR VALUE   TOTAL
                                              ---------   ----      ----   ----------   -----
                                                           (IN MILLIONS)
U.S. corporate securities...................    $2,434    $ 36      $235     $2,235      36.4%
Residential mortgage-backed securities......     1,063      19       121        961      15.7
Foreign corporate securities................       900      53       121        832      13.5
Foreign government securities...............       592     196        14        774      12.6
Commercial mortgage-backed securities.......       876       1       215        662      10.8
U.S. Treasury/agency securities.............       292      80        --        372       6.1
Asset-backed securities.....................       409      --       120        289       4.7
State and political subdivision securities..        16      --         1         15       0.2
Other fixed maturity securities.............        --      --        --         --       0.0
                                                ------    ----      ----     ------     -----
  Total fixed maturity securities(1),(2)....    $6,582    $385      $827     $6,140     100.0%
                                                ======    ====      ====     ======     =====
Common stock................................    $  157    $ --      $ 28     $  129      95.6
Non-redeemable preferred stock(1)...........         9      --         3          6       4.4
                                                ------    ----      ----     ------     -----
  Total equity securities...................    $  166    $ --      $ 31     $  135     100.0%
                                                ======    ====      ====     ======     =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                             DECEMBER 31, 2007
                                              -----------------------------------------------
                                                               GROSS
                                               COST OR      UNREALIZED
                                              AMORTIZED   --------------    ESTIMATED    % OF
                                                 COST     GAIN      LOSS   FAIR VALUE   TOTAL
                                              ---------   ----      ----   ----------   -----
                                                           (IN MILLIONS)
U.S. corporate securities...................    $2,559    $ 99      $ 66     $2,592      32.7%
Residential mortgage-backed securities......     1,728      13        14      1,727      21.8
Foreign corporate securities................       945     135        13      1,067      13.5
Foreign government securities...............       598     294         2        890      11.2
Commercial mortgage-backed securities.......       876      11        14        873      11.0
U.S. Treasury/agency securities.............       369      13        --        382       4.8
Asset-backed securities.....................       326       1        17        310       3.9
State and political subdivision securities..         4      --        --          4       0.2
Other fixed maturity securities.............       103      --        29         74       0.9
                                                ------    ----      ----     ------     -----
  Total fixed maturity securities(1),(2)....    $7,508    $566      $155     $7,919     100.0%
                                                ======    ====      ====     ======     =====
Common stock................................    $   17    $ --      $ --     $   17      54.8
Non-redeemable preferred stock(1)...........        14       1         1         14      45.2
                                                ------    ----      ----     ------     -----
  Total equity securities...................    $   31    $  1      $  1     $   31     100.0%
                                                ======    ====      ====     ======     =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $3 million and $12 million, respectively. In addition, the Company held $3 million and $2 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, also included in non-redeemable preferred stock. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $33 million and $74 million, respectively.

   (2) At December 31, 2008 and 2007 the Company also held $65 million and $113 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $623 million and $831 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $209 million and $229 million at December 31, 2008 and 2007, respectively. These securities had net unrealized gains (losses) of ($55) million and $10 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $2 million and less than $1 million at December 31, 2008 and 2007, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Net unrealized gains associated with non-income producing fixed maturity securities were less than $1 million at both December 31, 2008 and 2007.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $59 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $35 million, $11 million, $9 million and $4 million, are included within U.S. corporate securities, asset-backed securities, state and political subdivision securities and residential mortgage-backed securities, respectively, and 3% and 92% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately 85% of the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $372 million and $382 million, respectively. As shown in the sector table above, at December 31, 2008 the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate securities (36.4%), residential mortgage-backed securities (15.7%), and foreign corporate securities (13.5%); and at December 31, 2007 were U.S. corporate securities (32.7%), residential mortgage-backed securities (21.8%), and foreign corporate securities (13.5%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $3,067 million and $3,659 million, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $76 million and $84 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $442 million and $467 million, respectively, the total of these ten issuers being less than 5% of the Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign(1)..................................    $  832      27.1%    $1,067      29.2%
Industrial..................................       527      17.2        582      15.9
Utility.....................................       514      16.8        512      14.0
Finance.....................................       441      14.4        697      19.0
Consumer....................................       421      13.7        522      14.3
Communications..............................       140       4.6        198       5.4
Other.......................................       192       6.2         81       2.2
                                                ------     -----     ------     -----
  Total.....................................    $3,067     100.0%    $3,659     100.0%
                                                ======     =====     ======     =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors, and other fixed maturity foreign investments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Collateralized mortgage obligations.......     $796       82.8%    $1,094      63.3%
  Pass-through securities...................      165       17.2        633      36.7
                                                 ----      -----     ------     -----
Total residential mortgage-backed
  securities................................     $961      100.0%    $1,727     100.0%
                                                 ====      =====     ======     =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 65%, 23%, and 12% of the total holdings, respectively. At December 31, 2008 and 2007, $843 million and $1,726 million, respectively, or 88% and 99% respectively, of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure at estimated fair value was $118 million and $197 million, respectively, with an unrealized loss of $58 million and $4 million respectively. At December 31, 2008 and 2007, $72 million and $197 million, respectively, or 61% and 100% respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008 the Company's Alt-A holdings are distributed as follows: 25% 2007 vintage year, 40% 2006 vintage year and 35% 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of the Company's Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $662 million and $873 million, respectively, at estimated fair value. At December 31, 2008 and 2007, $575 million and $695 million, respectively, of the estimated fair value, or 87% and 80%, respectively, of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows:
87% Aaa, 11% Aa and 2% A. At December 31, 2008, 95% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was $10 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $289 million and $310 million, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $203 million and $158 million, respectively, or 70% and 51%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, student loan receivables, residential mortgage-backed securities backed by sub-prime mortgage loans and automobile receivables of 56%, 10%, 6% and 6% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $18 million and $39 million, respectively, and unrealized losses of $26 million and $7 million, respectively. At December 31, 2008, 50% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, of which 23% and 77% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk of any single issuer in its equity securities holdings, except for the RGA shares retained, which had an estimated fair value of $128 million or 13% of the Company's stockholder's equity. See
Note 2.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................    $  132      $  131       $  105      $  113
Due after one year through five years...       823         808        1,198       1,261
Due after five years through ten years..     1,050       1,010          905         955
Due after ten years.....................     2,229       2,279        2,370       2,680
                                            ------      ------       ------      ------
  Subtotal..............................     4,234       4,228        4,578       5,009
Mortgage-backed and other asset-backed
  securities............................     2,348       1,912        2,930       2,910
                                            ------      ------       ------      ------
  Total fixed maturity securities.......    $6,582      $6,140       $7,508      $7,919
                                            ======      ======       ======      ======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $(442)    $ 894     $ 852
Equity securities...................................    (31)      (19)        5
Derivatives.........................................     (3)       (3)       (2)
Minority interest...................................     --      (150)     (159)
Short-term investments..............................    (45)       --        --
Other...............................................     --       (28)      (20)
                                                      -----     -----     -----
  Subtotal..........................................   (521)      694       676
                                                      -----     -----     -----
Amounts allocated from DAC and VOBA.................     60       (97)      (27)
Deferred income tax.................................    162      (249)     (280)
                                                      -----     -----     -----
  Subtotal..........................................    222      (346)     (307)
                                                      -----     -----     -----
Net unrealized investment gains (losses)............  $(299)    $ 348     $ 369
                                                      =====     =====     =====



     The changes in net unrealized investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                       2008      2007      2006
                                                     -------     ----     -----
                                                            (IN MILLIONS)
Balance, at January 1,.............................  $   348     $369     $ 431
Unrealized investment gains (losses) during the
  year.............................................   (1,302)      18      (111)
Unrealized investment loss of subsidiary at the
  date of dividend of interests....................       87       --        --
Unrealized investment gains (losses) relating to:
  DAC and VOBA.....................................      175      (70)       18
  DAC and VOBA of subsidiary at date of dividend of
     interests.....................................      (18)      --        --
  Deferred income tax..............................      457       31        31
  Deferred income tax of subsidiary at date of
     dividend of interests.........................      (46)      --        --
                                                     -------     ----     -----
Balance, at December 31,...........................  $  (299)    $348     $ 369
                                                     =======     ====     =====
Change in net unrealized investment gains
  (losses).........................................  $  (647)    $(21)    $ (62)
                                                     =======     ====     =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                     DECEMBER 31, 2008
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                                                            THAN
                                          LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                        GROSS                     GROSS                     GROSS
                                         ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.............    $  797        $ 94        $  612        $141        $1,409        $235
Residential mortgage-backed
  securities..........................       276          65           107          56           383         121
Foreign corporate securities..........       353          62           144          59           497         121
Foreign government securities.........        94           9            44           5           138          14
Commercial mortgage-backed
  securities..........................       319          55           328         160           647         215
Asset-backed securities...............       157          30           124          90           281         120
State and political subdivision
  securities..........................        14           1             1          --            15           1
                                          ------        ----        ------        ----        ------        ----
  Total fixed maturity securities.....    $2,010        $316        $1,360        $511        $3,370        $827
                                          ======        ====        ======        ====        ======        ====
Equity securities.....................    $  131        $ 30        $   --        $  1        $  131        $ 31
                                          ======        ====        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position............       462                       347
                                          ======                    ======




                                                                     DECEMBER 31, 2007
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                                                            THAN
                                          LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                        GROSS                     GROSS                     GROSS
                                         ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.............    $  607         $32        $  548         $34        $1,155        $ 66
Residential mortgage-backed
  securities..........................       390           8           356           6           746          14
Foreign corporate securities..........       206           3            95          10           301          13
Foreign government securities.........        25          --            22           2            47           2
Commercial mortgage-backed
  securities..........................        44           1           483          13           527          14
Asset-backed securities...............       209          12            49           5           258          17
State and political subdivision
  securities..........................         1          --            --          --             1          --
Other fixed maturity securities.......        74          29            --          --            74          29
                                          ------         ---        ------         ---        ------        ----
  Total fixed maturity securities.....    $1,556         $85        $1,553         $70        $3,109        $155
                                          ======         ===        ======         ===        ======        ====
Equity securities.....................    $    2         $--        $    3         $ 1        $    5        $  1
                                          ======         ===        ======         ===        ======        ====
Total number of securities in an
  unrealized loss position............       290                       227
                                          ======                    ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months....................    $  872    $1,285      $ 59      $457       216        234
Six months or greater but less than nine
  months................................       485        59        48        31        93         15
Nine months or greater but less than
  twelve months.........................       400        98        48        56        58         22
Twelve months or greater................       966        32       110        18       166          9
                                            ------    ------      ----      ----
  Total.................................    $2,723    $1,474      $265      $562
                                            ======    ======      ====      ====
EQUITY SECURITIES:
Less than six months....................    $  156    $    2      $ 28      $  2         1          1
Six months or greater but less than nine
  months................................        --        --        --        --        --         --
Nine months or greater but less than
  twelve months.........................         2         2        --         1         1          1
Twelve months or greater................        --        --        --        --        --         --
                                            ------    ------      ----      ----
  Total.................................    $  158    $    4      $ 28      $  3
                                            ======    ======      ====      ====




                                                                DECEMBER 31, 2007
                                         --------------------------------------------------------------
                                           COST OR AMORTIZED     GROSS UNREALIZED         NUMBER OF
                                                 COST                  LOSS              SECURITIES
                                         --------------------   ------------------   ------------------
                                         LESS THAN     20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                            20%         MORE       20%       MORE       20%       MORE
                                         ---------     ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................    $1,067        $24       $ 54       $ 6       165        12
Six months or greater but less than
  nine months..........................       290          1         14        --        76         1
Nine months or greater but less than
  twelve months........................       285         --         19        --        47        --
Twelve months or greater...............     1,587         10         59         3       214         4
                                           ------        ---       ----       ---
  Total................................    $3,229        $35       $146       $ 9
                                           ======        ===       ====       ===
EQUITY SECURITIES:
Less than six months...................    $   --        $--       $ --       $--        --        --
Six months or greater but less than
  nine months..........................        --         --         --        --        --        --
Nine months or greater but less than
  twelve months........................         2         --         --        --         1        --
Twelve months or greater...............         4         --          1        --         1        --
                                           ------        ---       ----       ---
  Total................................    $    6        $--       $  1       $--
                                           ======        ===       ====       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $265 million and $146 million, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 10% and 5%, respectively, of the cost or amortized cost of such securities. At December 31, 2008 and 2007, $28 million and $1 million, respectively, of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 18% and 17%, respectively, of the cost of such securities.

     At December 31, 2008, $562 million and $3 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 38% and 75% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $562 million and $3 million, $457 million and $2 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months. At December 31, 2007, $9 million of unrealized losses were all related to fixed maturity securities with an unrealized loss position of 20% or more of amortized cost, which represented 26% of amortized cost of such fixed maturity securities. Of such unrealized losses of $9 million, $6 million related to fixed maturity securities that were in an unrealized loss position for a period of less than six months. At December 31, 2007, there were no equity securities with an unrealized loss of 20% or more.

     The Company held five fixed maturity securities and one equity security, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These five fixed maturity securities represented 8% or $65 million in the aggregate, of the gross unrealized loss on fixed maturity securities. The one equity security, represented by the RGA shares retained is 90%, or $28 million in the aggregate, of the gross unrealized loss on equity securities. The Company held no fixed maturity securities or equity securities, with a gross unrealized loss at December 31, 2007 of greater than $10 million. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration of, and severity of, an unrealized loss position, such as unrealized losses of 20% or more for equity securities, which was $3 million at December 31, 2008 is given greater weight and consideration, than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES value, or until maturity. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     Equity securities with an unrealized loss of 20% or more was $3 million at December 31, 2008, all of which are for investment grade financial services industry non-redeemable preferred securities, that were rated A or higher.

     There were no equity securities with an unrealized loss of 20% or more for twelve months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized loss. With respect to common stock holdings, the Company considered the duration and severity of the securities in an unrealized loss position of 20% or more; and the duration of securities in an unrealized loss position of 20% or less with in an extended unrealized loss position (i.e., 12 months or more).

     The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $858 million and $156 million, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                               DECEMBER 31,
                                                               ------------
                                                               2008    2007
                                                               ----    ----
SECTOR:
  U.S. corporate securities..................................    27%     42%
  Commercial mortgage-backed securities......................    25       9
  Asset-backed securities....................................    14      11
  Foreign corporate securities...............................    14       8
  Residential mortgage-backed securities.....................    14       9
  Other......................................................     6      21
                                                                ---     ---
       Total.................................................   100%    100%
                                                                ===     ===
INDUSTRY:
  Mortgage-backed............................................    39%     18%
  Finance....................................................    19      22
  Asset-backed...............................................    14      11
  Utility....................................................    10      13
  Consumer...................................................     6       1
  Industrial.................................................     2      13
  Government.................................................     2       2
  Communication..............................................     2      --
  Other......................................................     6      20
                                                                ---     ---
       Total.................................................   100%    100%
                                                                ===     ===



  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2008    2007   2006
                                                         ----   -----   ----
                                                            (IN MILLIONS)
  Fixed maturity securities............................  $(87)  $  (6)  $(30)
  Equity securities....................................    (2)     --      6
  Mortgage loans on real estate........................    --      (2)     1
  Real estate and real estate joint ventures...........    --       1     --
  Freestanding derivatives.............................   215    (103)     1
  Other................................................    11      19      1
                                                         ----   -----   ----
     Net investment gains (losses).....................  $137   $ (91)  $(21)
                                                         ====   =====   ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                      FIXED MATURITY
                                        SECURITIES           EQUITY SECURITIES             TOTAL
                                 ------------------------   ------------------   ------------------------
                                  2008     2007     2006    2008   2007   2006    2008     2007     2006
                                 ------   ------   ------   ----   ----   ----   ------   ------   ------
                                                               (IN MILLIONS)
Proceeds.......................  $1,594   $1,029   $1,774    $--    $--    $ 9   $1,594   $1,029   $1,783
                                 ======   ======   ======    ===    ===    ===   ======   ======   ======
Gross investment gains.........      16        9       12     --     --      6       16        9       18
                                 ------   ------   ------    ---    ---    ---   ------   ------   ------
Gross investment losses........     (28)     (14)     (42)    --     --     --      (28)     (14)     (42)
                                 ------   ------   ------    ---    ---    ---   ------   ------   ------
Writedowns
     Credit-related............     (69)      (1)      --     (2)    --     --      (71)      (1)      --
     Other than credit-
       related(1)..............      (6)      --       --     --     --     --       (6)      --       --
                                 ------   ------   ------    ---    ---    ---   ------   ------   ------
     Total writedowns..........     (75)      (1)      --     (2)    --     --      (77)      (1)      --
                                 ------   ------   ------    ---    ---    ---   ------   ------   ------
  Net investment gains
     (losses)..................  $  (87)  $   (6)  $  (30)   $(2)   $--    $ 6   $  (89)  $   (6)  $  (24)
                                 ======   ======   ======    ===    ===    ===   ======   ======   ======



--------

   (1) Other-than credit related writedowns include items such as fixed maturity securities where an interest-rate related writedown was taken.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment losses, were $77 million and $1 million for the years ended December 31, 2008 and 2007, respectively. The substantial increase in 2008 over 2007 was driven by writedowns totaling $65 million of financial services industry securities holdings, comprised of $63 million of fixed maturity securities and $2 million of equity securities. There were no losses from fixed maturity and equity securities deemed other-than-temporarily impaired for the year ended December 31, 2006.

     Overall, of the $75 million of fixed maturity security writedowns in 2008, $63 million were on financial services industry services holdings; $5 million were on communication industry holdings; $2 million on asset-backed (substantially all are backed by or exposed to sub-prime mortgage loans); and $5 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline.

     The $2 million of writedowns on equity securities in 2008, were all related to the financial services industry holdings.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                      2008      2007      2006
                                                      ----      ----      ----
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $385      $459      $460
Equity securities...................................     1         1        --
Mortgage loans on real estate.......................    14        15        20
Policy loans........................................   106       101       100
Real estate and real estate joint ventures..........    11        11        12
Other limited partnership interests.................    (4)       (4)       (1)
Cash, cash equivalents and short-term investments...    10        19        12
Other...............................................    --         1         2
                                                      ----      ----      ----
  Total investment income...........................   523       603       605
Less: Investment expenses...........................    49        92        84
                                                      ----      ----      ----
  Net investment income.............................  $474      $511      $521
                                                      ====      ====      ====



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $4 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets.

     Affiliated administrative service charges, included in investment expenses, included in the table above, were $6 million, $5 million and $5 million, for the years ended December 31, 2008, 2007 and 2006, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities with a cost or amortized cost of $679 million and $1,372 million and an estimated fair value of $737 million and $1,392 million were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $742 million and $1,434 million at December 31, 2008 and 2007, respectively. Of this $742 million of cash collateral at December 31, 2008, $113 million was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral and $517 million and $112 million, respectively, were due within 30 days and 60 days. Of the $108 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $55 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage-backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $585 million at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Security collateral of $25 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008 may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. There was no security collateral on deposit from counterparties in connection with the securities lending transactions at December 31, 2007.

  ASSETS ON DEPOSIT AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $1,060 million and $1,356 million at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity securities.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 4.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................   $177      80.8%    $201      82.7%
Agricultural mortgage loans...................     42      19.2       42      17.3
                                                 ----     -----     ----     -----
  Total.......................................    219     100.0%     243     100.0%
                                                          =====              =====
Less: Valuation allowances....................     --                  2
                                                 ----               ----
  Mortgage loans on real estate...............   $219               $241
                                                 ====               ====



     Mortgage loans on real estate are collateralized by properties primarily located in the United States. At December 31, 2008, 34%, 9% and 8% of the value of the Company's mortgage loans on real estate were located in California, Florida and Texas, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      ----------------------------
                                                      2008        2007        2006
                                                      ----        ----        ----
                                                              (IN MILLIONS)
Balance at January 1,...............................   $ 2         $--         $ 1
Additions...........................................    --           2          --
Deductions..........................................    (2)         --          (1)
                                                       ---         ---         ---
Balance at December 31,.............................   $--         $ 2         $--
                                                       ===         ===         ===



     There were no impaired mortgage loans at December 31, 2008. The Company had $4 million of impaired mortgage loans, net of $2 million of valuation allowances at December 31, 2007. The average investment in impaired mortgage loans was $2 million, $6 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively. There was no interest income on impaired mortgage loans for the year ended December 31, 2008. Interest income on impaired mortgage loans was less than $1 million for the years ended December 31, 2007 and 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                              DECEMBER 31,
                                                            ----------------
                                                            2008        2007
                                                            ----        ----
                                                              (IN MILLIONS)
Real estate...............................................  $ 69        $ 68
Accumulated depreciation..................................   (17)        (16)
                                                            ----        ----
Net real estate...........................................    52          52
Real estate joint ventures................................     3           3
                                                            ----        ----
  Total real estate holdings..............................  $ 55        $ 55
                                                            ====        ====



     All of the Company's real estate holdings are classified as held-for-investment. Related depreciation expense on real estate was $1 million, $2 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company's real estate holdings are located in the United States. At December 31, 2008, 95% of the Company's real estate holdings were located in California.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................    $37       67%      $37       67%
Industrial....................................     15       27        15       27
Real estate investment funds..................      3        6         3        6
                                                  ---      ---       ---      ---
  Total real estate holdings..................    $55      100%      $55      100%
                                                  ===      ===       ===      ===



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $81 million and $33 million at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 are $34 million and $9 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007 and 2006, net investment loss from other limited partnership interests was $4 million, $4 million and $1 million, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                           ---------------------------------------------
                                                    2008                    2007
                                           ---------------------   ---------------------
                                           CARRYING                CARRYING
                                             VALUE    % OF TOTAL     VALUE    % OF TOTAL
                                           --------   ----------   --------   ----------
                                                           (IN MILLIONS)
Freestanding derivatives with positive
  fair values............................    $113         89.7%       $77         96.3%
Tax credit partnerships..................      10          7.9         --            0
Other....................................       3          2.4          3          3.7
                                             ----        -----        ---        -----
  Total..................................    $126        100.0%       $80        100.0%
                                             ====        =====        ===        =====



     See Note 4 regarding the freestanding derivatives with positive estimated fair values. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method.

  VARIABLE INTEREST ENTITIES

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but it is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                           DECEMBER 31, 2008
                                                        -----------------------
                                                                      MAXIMUM
                                                         CARRYING   EXPOSURE TO
                                                        AMOUNT(1)     LOSS(2)
                                                        ---------   -----------
                                                             (IN MILLIONS)
Fixed maturity securities, available-for-sale(3)
  Foreign corporate securities........................     $14          $14
  U.S. Treasury/agency securities.....................      16           16
Other limited partnership interests(4)................      38           38
Other invested assets(5)..............................       3            3
                                                           ---          ---
  Total...............................................     $71          $71
                                                           ===          ===



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at estimated fair value within fixed maturity securities available-for-sale.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   (5) Other invested assets include tax credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits.

     As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.
  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $514 million and $224 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool which is an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $9 million, $15 million and $4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company did not transfer any invested assets to or from affiliates during the years ended December 31, 2008 and 2006. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, for 2007 are as follows:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                                    2007
                                                               -------------
                                                               (IN MILLIONS)
Estimated fair value of assets transferred to affiliates.....       $19
Amortized cost of assets transferred to affiliates...........       $19
Net investment gains (losses) recognized on transfers........       $--
Estimated fair value of assets transferred from affiliates...       $10



4.  DERIVATIVE FINANCIAL INSTRUMENTS
  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, held at:

                                               DECEMBER 31, 2008                 DECEMBER 31, 2007
                                        -------------------------------   -------------------------------
                                                      CURRENT MARKET                    CURRENT MARKET
                                                       OR FAIR VALUE                     OR FAIR VALUE
                                        NOTIONAL   --------------------   NOTIONAL   --------------------
                                         AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                        --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Interest rate swaps...................   $  220     $ 81        $--        $  313      $37        $ 1
Financial futures.....................      135       --          2           213        1          2
Foreign currency swaps................       31        5          1            29       --          6
Foreign currency forwards.............      595       22         --           807       38         --
Financial forwards....................       --       --         --            45       --         --
Credit default swaps..................      164        5          1           170        1         --
                                         ------     ----        ---        ------      ---        ---
  Total...............................   $1,145     $113        $ 4        $1,577      $77        $ 9
                                         ======     ====        ===        ======      ===        ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                               REMAINING LIFE
                                    --------------------------------------------------------------------
                                                  AFTER ONE YEAR   AFTER FIVE YEARS
                                    ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                        LESS           YEARS             YEARS          YEARS      TOTAL
                                    -----------   --------------   ----------------   ---------   ------
                                                                (IN MILLIONS)
Interest rate swaps...............      $ 33            $39              $ 10            $138     $  220
Financial futures.................       135             --                --              --        135
Foreign currency swaps............        --              5                23               3         31
Foreign currency forwards.........       595             --                --              --        595
Credit default swaps..............        --             --               121              43        164
                                        ----            ---              ----            ----     ------
  Total...........................      $763            $44              $154            $184     $1,145
                                        ====            ===              ====            ====     ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Fair value......................   $   --     $ --        $--        $   17      $--        $ 1
Cash flow.......................       --       --         --             4       --         --
Non-qualifying..................    1,145      113          4         1,556       77          8
                                   ------     ----        ---        ------      ---        ---
  Total.........................   $1,145     $113        $ 4        $1,577      $77        $ 9
                                   ======     ====        ===        ======      ===        ===



     The Company recognized insignificant net investment income (expense) from settlement payments related to qualifying hedges for the years ended December 31, 2008, 2007 and 2006.

     The Company recognized net investment gains (losses) from settlement payments related to non-qualifying hedges of $8 million, $2 million, and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  FAIR VALUE HEDGES

     The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of SFAS 133.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2008, 2007 and 2006. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2008, 2007 and 2006.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For each of the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,..................................................   $(2)      $(2)      $(2)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of the cash flow
  hedges..............................................     1        --         1
Amounts reclassified to net investment gains
  (losses)............................................    --        --        (1)
                                                         ---       ---       ---
Other comprehensive income (loss) balance at December
  31,.................................................   $(1)      $(2)      $(2)
                                                         ===       ===       ===



     At December 31, 2008, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2009.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2008, 2007 and 2006.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2008 and 2007 include gains (losses) of $5 million and ($5) million, respectively, related to foreign currency contracts used to hedge its net investments in foreign operations. The Company did not record any gains (losses) on foreign currency contracts for the year ended December 31, 2006. There was no foreign currency translation gain (loss) recorded in 2008. At December 31, 2007, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income (loss) related to these hedges was ($5) million. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income
(loss) are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) equity variance swaps as a macro hedge on certain invested assets; (v) interest rate futures to economically hedge liabilities embedded in certain variable annuity products; and (vi) credit default swaps to synthetically create investments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                      2008       2007      2006
                                                      ----      -----      ----
                                                            (IN MILLIONS)
Net investment gains (losses).......................  $207      $(105)      $(4)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 15 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments.

     At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $64 million and $4 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     The Company has exchange-traded futures, which require the pledging of collateral. At December 31, 2008, the Company did not provide any securities collateral for exchange traded futures. At December 31, 2007, the Company pledged securities collateral for exchange-traded futures of $2 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2008, the Company provided cash collateral for exchange-traded futures of $3 million, which is included in premiums and other receivables. At December 31, 2007, the Company did not provide cash collateral for exchange-traded futures.

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $74 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $1 million to terminate all of these contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                                 DECEMBER 31, 2008
                                            ----------------------------------------------------------
                                                               MAXIMUM AMOUNT
                                             FAIR VALUE OF   OF FUTURE PAYMENTS
RATING AGENCY DESIGNATION OF REFERENCED     CREDIT DEFAULT      UNDER CREDIT        WEIGHTED AVERAGE
CREDIT OBLIGATIONS(1)                            SWAPS        DEFAULT SWAPS(2)    YEARS TO MATURITY(3)
---------------------------------------     --------------   ------------------   --------------------
                                                                   (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate)..........................        $--                $ 7                   5.0
  Credit default swaps referencing
     indices..............................         (1)                67                   4.0
                                                  ---                ---
       Subtotal...........................         (1)                74                   4.1
Baa
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
Ba
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
B
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
Caa and lower
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
In or near default
  Single name credit default swaps
     (corporate)..........................         --                 --                    --
  Credit default swaps referencing
     indices..............................         --                 --                    --
                                                  ---                ---
       Subtotal...........................         --                 --                    --
                                                  ---                ---
                                                  $(1)               $74                   4.1
                                                  ===                ===



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then the MetLife rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                         DAC    VOBA   TOTAL
                                                        ----   -----   -----
                                                            (IN MILLIONS)
Balance at January 1, 2006............................  $231   $  93   $ 324
  Capitalizations.....................................    20      --      20
                                                        ----   -----   -----
       Subtotal.......................................   251      93     344
                                                        ----   -----   -----
  Less: Amortization related to:
     Net investment gains (losses)....................    --      (2)     (2)
     Other expenses...................................    79     (28)     51
                                                        ----   -----   -----
       Total amortization.............................    79     (30)     49
                                                        ----   -----   -----
  Less: Unrealized investment gains (losses)..........    (3)    (15)    (18)
  Less: Other.........................................    50      27      77
                                                        ----   -----   -----
Balance at December 31, 2006..........................   125     111     236
  Effect of SOP 05-1 adoption.........................    (3)     (5)     (8)
  Capitalizations.....................................     7      --       7
                                                        ----   -----   -----
       Subtotal.......................................   129     106     235
                                                        ----   -----   -----
  Less: Amortization related to:
     Net investment gains (losses)....................    (2)     (2)     (4)
     Other expenses...................................    15      14      29
                                                        ----   -----   -----
       Total amortization.............................    13      12      25
                                                        ----   -----   -----
  Less: Unrealized investment gains (losses)..........    (1)     71      70
  Less: Other.........................................     3      --       3
                                                        ----   -----   -----
Balance at December 31, 2007..........................   114      23     137
  Less: Amortization related to:
     Net investment gains (losses)....................     3      (4)     (1)
     Other expenses...................................    10       9      19
                                                        ----   -----   -----
       Total amortization.............................    13       5      18
                                                        ----   -----   -----
  Less: Unrealized investment gains (losses)..........    (3)   (154)   (157)
  Less: Other.........................................    (2)     (1)     (3)
                                                        ----   -----   -----
Balance at December 31, 2008..........................  $106   $ 173   $ 279
                                                        ====   =====   =====



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $10 million in 2009, $9 million in 2010, $9 million in 2011, $8 million in 2012, and $8 million in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                                                          OTHER
                                    FUTURE POLICY         POLICYHOLDER ACCOUNT         POLICYHOLDER
                                      BENEFITS                  BALANCES                  FUNDS
                                 ------------------      ---------------------      -----------------
                                                             DECEMBER 31,
                                 --------------------------------------------------------------------
                                  2008        2007        2008           2007       2008         2007
                                 ------      ------      ------         ------      ----         ----
                                                             (IN MILLIONS)
Group life.................      $   15      $   34      $    1         $   --      $  1         $  1
Retirement & savings.......          33          35          19             42        --           --
Non-medical health &
  other....................         317         329          --             --         4            5
Traditional life...........       4,559       4,596          --             --       121          118
Variable & universal life..          80          64       3,125          3,079        67           58
Annuities..................          88          87         863            886        --           --
Other......................          84          52         135            127        56           47
                                 ------      ------      ------         ------      ----         ----
     Total.................      $5,176      $5,197      $4,143         $4,134      $249         $229
                                 ======      ======      ======         ======      ====         ====



     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were less than $1 million at both December 31, 2008 and 2007. Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2008 and 2007. Affiliated other policyholder funds, included in the table above, were ($196) million and ($227) million at December 31, 2008 and 2007, respectively.

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1,406 million and $2,003 million at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $78 million and $77 million at December 31, 2008 and 2007, respectively. The average interest rate credited on these contracts was 3.92% and 4.14% at December 31, 2008 and 2007, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $49 million, $57 million and $84 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     For each of the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                     DECEMBER 31,
                                                           --------------------------------
                                                                2008               2007
                                                           -------------      -------------
                                                                 AT                 AT
                                                           ANNUITIZATION      ANNUITIZATION
                                                           -------------      -------------
                                                                     (IN MILLIONS)
ANNUITY CONTRACTS (1)
TWO TIER ANNUITIES
General account value....................................    $     283          $     286
Net amount at risk (2)...................................    $      50 (4)      $      51 (4)
Average attained age of contractholders..................     60 years           60 years


                                                                     DECEMBER 31,
                                                           --------------------------------
                                                                2008               2007
                                                           -------------      -------------
                                                             SECONDARY          SECONDARY
                                                             GUARANTEES         GUARANTEES
                                                           -------------      -------------
                                                                     (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate account).............    $   1,183          $   1,107
Net amount at risk (2)...................................    $  17,496 (3)      $  18,250 (3)
Average attained age of policyholders....................     58 years           57 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                 UNIVERSAL AND
                                                    ANNUITY      VARIABLE LIFE
                                                   CONTRACTS       CONTRACTS
                                                 -------------   -------------
                                                   GUARANTEED
                                                 ANNUITIZATION     SECONDARY
                                                    BENEFITS       GUARANTEES    TOTAL
                                                 -------------   -------------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2006.....................       $ 7             $ 6         $13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2006...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2007...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2008...................       $ 7             $ 6         $13
                                                      ===             ===         ===



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
                                                               (IN MILLIONS)
Mutual Fund Groupings
  Equity.....................................................   $12      $18
  Bond.......................................................     1        1
  Balanced...................................................    --        2
  Money Market...............................................     2        2
  Specialty..................................................     1       --
                                                                ---      ---
     Total...................................................   $16      $23
                                                                ===      ===



7.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American retention limits. The Company evaluates its reinsurance programs

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
PREMIUMS:
  Direct premiums...................................  $ 384     $ 410     $ 412
  Reinsurance assumed...............................    211       181       170
  Reinsurance ceded.................................   (311)     (283)     (283)
                                                      -----     -----     -----
     Net premiums...................................  $ 284     $ 308     $ 299
                                                      =====     =====     =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees....................................  $ 357     $ 302     $ 363
  Reinsurance ceded.................................   (197)     (114)     (137)
                                                      -----     -----     -----
     Net universal life and investment-type product
       policy fees..................................  $ 160     $ 188     $ 226
                                                      =====     =====     =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims...........  $ 574     $ 652     $ 694
  Reinsurance assumed...............................    186       175       175
  Reinsurance ceded.................................   (306)     (342)     (424)
                                                      -----     -----     -----
     Net policyholder benefits and claims...........  $ 454     $ 485     $ 445
                                                      =====     =====     =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables........................  $  650   $  468
Claim recoverables........................................      80       92
Deposit recoverables......................................      16       29
All other recoverables....................................       4        5
                                                            ------   ------
  Total...................................................  $  750   $  594
                                                            ======   ======
AFFILIATED RECOVERABLES:
Future policy benefit recoverables........................  $1,238   $1,257
Deposit recoverables......................................     136      127
All other recoverables....................................       9        6
                                                            ------   ------
  Total...................................................  $1,383   $1,390
                                                            ======   ======



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers. The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $212 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $16 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances except $1,198 million of reserves and $8 million of other receivables are secured by funds withheld accounts or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $528 million, or 70%, of its total unaffiliated reinsurance recoverable balance of $750 million at December 31, 2008. Of these reinsurance recoverable balances, $212 million were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $271 million and $331 million at December 31, 2008 and 2007, respectively. Reinsurance balances receivable from affiliated reinsurers, included in other policyholder funds were $196 million and $227 million, at December 31, 2008 and 2007, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries including MLIC, Exeter Reassurance Company, Ltd., MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, Metropolitan Tower Life Insurance Company, New England Life Insurance Company, and Missouri Reinsurance (Barbados), Inc., all of which are related parties. The table below includes amounts related to transactions between these related parties and RGA through September 12, 2008, the date of the Company's dividend of its interests in RGA.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects related party reinsurance information:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2008   2007   2006
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Assumed premiums.............................................  $ 43   $129   $129
Assumed benefits, included in policyholder benefits and
  claims.....................................................  $120   $194   $155
Assumed benefits, included in policyholder dividends.........  $ --   $  9   $  7
Assumed acquisition costs, included in other expenses........  $ --   $ --   $  1
Ceded premiums...............................................  $ 15   $ 80   $ 85
Ceded fees, included in universal life and investment-type
  product policy fees........................................  $118   $ 65   $ 90
Income from deposit contracts, included in other revenues....  $  3   $  2   $  2
Ceded benefits, included in policyholder benefits and
  claims.....................................................  $ 18   $ 25   $ 10
Ceded benefits, included in interest credited to policyholder
  account balances...........................................  $ 61   $ 58   $ 54
Ceded benefits, included in policyholder dividends...........  $ --   $  9   $  7
Interest costs on ceded reinsurance, included in other
  expenses...................................................  $ 49   $  5   $ 45


8.  LONG-TERM DEBT AND SHORT-TERM DEBT- AFFILIATED

     Long-term and short-term debt outstanding is as follows:

                                               INTEREST RATES
                                            -------------------                DECEMBER 31,
                                                       WEIGHTED               -------------
                                              RANGE     AVERAGE    MATURITY   2008     2007
                                            --------   --------   ---------   ----     ----
                                                                              (IN MILLIONS)
Surplus notes.............................    7.63%      7.63%       2024     $100     $100
Other notes...............................  8% - 12%     8.40%    2009-2016      1        1
                                                                              ----     ----
Total long-term debt......................                                     101      101
Total short-term debt -- affiliated.......                                      --       50
                                                                              ----     ----
  Total...................................                                    $101     $151
                                                                              ====     ====



     The aggregate maturities of long-term debt at December 31, 2008 for the next five years are less than $1 million in each of the years 2009 through 2013 and $100 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

  SHORT-TERM DEBT -- AFFILIATED

     There was no short-term debt outstanding at December 31, 2008. On December 31, 2007, MetLife Credit Corporation, an affiliate, issued a $50 million short-term loan to the Company with a fixed rate of 4.82%, which was repaid at maturity on January 2, 2008. The Company used the net proceeds of the loan for general corporate purposes.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $9 million for each of the years ended December 31, 2008, 2007 and 2006.

9.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                         YEARS ENDED DECEMBER
                                                                 31,
                                                       -----------------------
                                                       2008     2007      2006
                                                       ----     ----     -----
                                                            (IN MILLIONS)
Current:
  Federal............................................  $(10)    $(41)    $(156)
  Foreign............................................    75       50        29
                                                       ----     ----     -----
  Subtotal...........................................    65        9      (127)
                                                       ----     ----     -----
Deferred:
  Federal............................................    30       30       171
                                                       ----     ----     -----
Provision for income tax.............................  $ 95     $ 39     $  44
                                                       ====     ====     =====




     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2008     2007     2006
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate...................  $ 75     $ 28     $ 44
Tax effect of:
  Tax-exempt investment income.........................     9        2       (2)
  State and local income taxes.........................    --       --        1
  Prior year tax.......................................    (7)       8       (2)
  RGA dividend of interest(1)..........................    16       --       --
  Other, net...........................................     2        1        3
                                                         ----     ----     ----
Provision for income tax...............................   $95      $39      $44
                                                         ====     ====     ====




--------

   (1) See Notes 2 and 14 for discussion concerning the dividend of interest in RGA.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                             -------------
                                                             2008     2007
                                                             ----     ----
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables.................  $ 33     $ 64
  Employee benefits........................................    19       22
  Tax credit carryforwards.................................    55       --
  Net unrealized investment losses.........................   162       --
  Other....................................................     8      162
                                                             ----     ----
                                                              277      248
  Less: Valuation allowance................................    --       --
                                                             ----     ----
                                                              277      248
                                                             ----     ----
Deferred income tax liabilities:
  Investments..............................................    37       68
  DAC......................................................    10      (46)
  Net unrealized investment gains..........................    --      249
  Other....................................................    20        9
                                                             ----     ----
                                                               67      280
                                                             ----     ----
Net deferred income tax asset/(liability)..................  $210     $(32)
                                                             ====     ====



     A valuation allowance is provided when it is more likely than not that some portion of the deferred income tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

     The Company has not recorded a valuation allowance against the deferred tax asset of $162 million recognized in connection with unrealized investment losses at December 31, 2008. The Company has the intent and ability to hold such securities until their recovery or maturity and the Company has available to it tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     At December 31, 2008, the Company had tax credit carryforwards of $55 million, which begin to expire in 2018. The tax credit carryfowards are expected to be utilized during the period allowed.

     Effective January 1, 2006, General American joined with MetLife and its includable affiliates in filing a federal income tax return. General American participates in a tax sharing agreement with MetLife. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due from affiliates is $16 million and $120 million as of December 31, 2008 and 2007, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2001. Due to a lapse of the statute of limitations, the 2003 and 2004 tax years are no longer subject to audit. In the first quarter of 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized an $11 million decrease in the liability for unrecognized tax benefits, no increase/decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $0, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $21 million. The Company reclassified, at adoption, $32 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company did not reclassify, at adoption, any deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $21 million. The Company also had $3 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $18 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $18 million. The total amount of unrecognized tax benefits decreased by $6 million from December 31, 2007 due to lapses in the statutes of limitations.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $24 million, an increase of $3 million from the date of adoption, and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $24 million, an increase of $3 million from the date of adoption.

     The Company does not anticipate any material change in the total amount of unrecognized tax benefits over the ensuing 12 month period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2008 and December 31, 2007, is as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
                                                               (IN MILLIONS)
Balance as of the beginning of the period....................   $24      $21
Additions for tax positions of current year..................    --        7
Lapses of statutes of limitations............................    (6)      (4)
                                                                ---      ---
Balance as of the end of the period..........................   $18      $24
                                                                ===      ===



     During the year ended December 31, 2008, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $5 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $1 million from December 31, 2007.

     During the year ended December 31, 2007, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $4 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $1 million from the date of adoption.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $1 million and $1 million, respectively, related to the separate account DRD.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Regulators have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has been cooperating fully with these inquiries. The Company is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

     North American National Marketing, LLC, et al. v. General American Life Insurance Co., et al. (Dist. Ct, Colo., Arapahoe Cty., filed March 21, 2007) North American National Marketing ("North American") and its affiliate sued the Company and MetLife, Inc. alleging breach of a contract between the Company and North American for the design, development and distribution of certain universal life insurance products for the Company during the period from 2001 to 2004. Plaintiffs seek damages comprised of fees and commissions relating to sales of the life insurance products designed by North American. The Company and MetLife, Inc. dispute these alleged damages and are vigorously defending the lawsuit, which is currently scheduled for a jury trial in April 2009.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may conduct investigations, serve subpoenas, or make other inquiries, concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

     In 2007, the Company received $39 million, included in other revenues, based on the resolution of an indemnification claim associated with the 2000 acquisition of the Company by MLIC.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2008, 2007 and 2006. At both December 31, 2008 and 2007, the Company maintained a liability of $4 million, a related asset for premium tax offsets of $3 million for undiscounted future assessments in respect of impaired, insolvent or failed insurers, and an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

  COMMITMENTS

  Leases

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Future minimum rental income relating to these lease agreements are as follows:

                                                                    RENTAL
                                                                    INCOME
                                                                -------------
                                                                (IN MILLIONS)
2009..........................................................        $8
2010..........................................................        $4
2011..........................................................        $3
2012..........................................................        $3
2013..........................................................        $1
Thereafter....................................................        $1


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $182 million and $57 million at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amount of these unfunded commitments was $6 million at December 31, 2008. At December 31, 2007, there were no unfunded commitments to fund private corporate bond investments.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $61 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2008, the Company did not record any liabilities for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at both December 31, 2008 and 2007.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $74 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. As of December 31, 2008, the Company would have paid $1 million to terminate all of these contracts.

     See Note 4 for further disclosures related to credit default swap obligations.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     General American's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the obligations result from benefits calculated with the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     General American also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of General American who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for General American, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     General American is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. General American's share of pension expense was $7 million, $7 million and $8 million for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, General American's share of other postretirement expense was less than $1 million, less than $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     General American continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service credits while employed, but are not accruing additional benefits in these plans.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax of $2 million, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                 DECEMBER 31, 2006
                                               ----------------------------------------------------
                                                             ADDITIONAL
                                                               MINIMUM
                                                   PRE         PENSION    ADOPTION OF       POST
                                                 SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                          ADJUSTMENTS   ADJUSTMENT    ADJUSTMENT   ADJUSTMENTS
---------------------------------------------  -----------   ----------   -----------   -----------
                                                                   (IN MILLIONS)
Other assets: Prepaid pension benefit cost...      $(38)         $--          $  9          $(29)
Other liabilities: Accrued postretirement
  benefit cost...............................      $ --           --            --          $ --
                                                                 ---          ----
  Subtotal...................................                     --             9
Net liability of subsidiary held-for-sale....                      1           (17)
                                                                 ---          ----
Accumulated other comprehensive income
  (loss), before income tax:
  Defined benefit plans......................      $ (7)           1            (8)         $(14)
Minority interest............................                     --             8
Deferred income tax..........................                     --            (1)
                                                                 ---          ----
Accumulated other comprehensive income
  (loss), net of income tax:
  Defined benefit plans......................      $ (4)         $ 1          $ (1)         $ (4)
                                                                 ===          ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                           DECEMBER 31,
                                                    -------------------------
                                                                     OTHER
                                                                  POSTRETIRE-
                                                      PENSION         MENT
                                                      BENEFITS      BENEFITS
                                                    -----------   -----------
                                                    2008   2007   2008   2007
                                                    ----   ----   ----   ----
                                                          (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of
  year............................................  $ 26   $ 29   $ --   $ --
  Service cost....................................    --     --     --     --
  Interest cost...................................     2      2     --     --
  Net actuarial (gains) losses....................    --     (2)    --     --
  Change in benefits..............................    --     --     --     --
  Benefits paid...................................    (3)    (3)    --     --
                                                    ----   ----   ----   ----
Benefit obligation at end of year.................    25     26     --     --
                                                    ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year....    --     --     --     --
  Actual return on plan assets....................    --     --     --     --
  Employer contribution...........................     3      3     --     --
  Benefits paid...................................    (3)    (3)    --     --
                                                    ----   ----   ----   ----
Fair value of plan assets at end of year..........    --     --     --     --
                                                    ----   ----   ----   ----
Funded status at end of year......................  $(25)  $(26)   $--    $--
                                                    ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities...............................  $(25)  $(26)   $--    $--
                                                    ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses............................  $ 12   $ 19    $--    $ 2
  Prior service credit............................   (13)   (11)    --     --
                                                    ----   ----   ----   ----
                                                      (1)     8     --      2
  Deferred income tax and minority interest.......    --     (6)    --     (1)
                                                    ----   ----   ----   ----
                                                    $ (1)  $  2    $--    $ 1
                                                    ====   ====   ====   ====



     The accumulated benefit obligation for all defined benefit pension plans was $25 million and $26 million at December 31, 2008 and 2007, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
                                                               (IN MILLIONS)
Projected benefit obligation.................................   $25      $26
Accumulated benefit obligation...............................   $25      $26
Fair value of plan assets....................................   $--      $--


     The projected benefit obligation exceeded assets for all pension plans at both December 31, 2008 and 2007.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------
                                                                            OTHER POSTRETIREMENT
                                                  PENSION BENEFITS                BENEFITS
                                               ----------------------     -----------------------
                                               2008     2007     2006     2008      2007     2006
                                               ----     ----     ----     ----      ----     ----
                                                                  (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost...............................   $--      $--      $--      $--       $--      $--
  Interest cost..............................     2        2        2       --        --       --
  Expected return on plan assets.............    --       --       --       --        --       --
  Amortization of net actuarial (gains)
     losses..................................     1       --       (2)      --        --       --
  Amortization of prior service cost
     (credit)................................    (3)      (2)      --       --        --       --
                                                ---      ---      ---      ---       ---      ---
     Net periodic benefit cost...............    --       --      $--       --        --      $--
                                                                  ===                         ===
     Net periodic cost of asset held-for-
       sale..................................    --        4                --         1
                                                ---      ---               ---       ---
                                                 --        4                --         1
                                                ---      ---               ---       ---
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS
  RECOGNIZED IN OTHER COMPREHENSIVE INCOME
     (LOSS)
  Net actuarial (gains) losses...............    (7)      (3)               (2)       (3)
  Prior service cost (credit)................     2        1                --        --
  Amortization of net actuarial gains
     (losses)................................    (1)      (1)               --        --
  Amortization of prior service (cost)
     credit..................................     3        2                --        --
                                                ---      ---               ---       ---
     Total recognized in other comprehensive
       income (loss).........................    (3)      (1)               (2)       (3)
                                                ---      ---               ---       ---
     Total recognized in net periodic benefit
       cost and other comprehensive income
       (loss)................................   $(3)     $ 3               $(2)      $(2)
                                                ===      ===               ===       ===



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of ($3) million and other postretirement benefits of ($2) million for an aggregate reduction in other comprehensive income (loss) of ($5) million before income tax and ($4) million, net of income tax and minority interest.

     The estimated net actuarial losses and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are less than $1 million and ($2) million, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                             DECEMBER 31,
                                                   -------------------------------
                                                                         OTHER
                                                      PENSION         POSTRETIRE-
                                                      BENEFITS       MENT BENEFITS
                                                   -------------     -------------
                                                   2008     2007     2008     2007
                                                   ----     ----     ----     ----
Weighted average discount rate...................  6.60%    6.65%      --       --
Rate of compensation increase....................   N/A      N/A      N/A      N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                                DECEMBER 31,
                                                  ---------------------------------------
                                                                              OTHER
                                                                         POSTRETIREMENT
                                                   PENSION BENEFITS         BENEFITS
                                                  ------------------   ------------------
                                                  2008   2007   2006   2008   2007   2006
                                                  ----   ----   ----   ----   ----   ----
Weighted average discount rate..................  6.65%  6.00%  5.80%    --     --     --
Expected rate of return on plan assets..........   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase...................   N/A    N/A    N/A    N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  CASH FLOWS

     In 2009, the Company expects to make contributions of $2 million to its pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Gross benefit payments for the next ten years are expected to be as follows:

                                                              PENSION BENEFITS
                                                              ----------------
                                                                (IN MILLIONS)
2009........................................................         $ 2
2010........................................................         $ 3
2011........................................................         $ 3
2012........................................................         $ 3
2013........................................................         $ 3
2014 - 2018.................................................         $12


  SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     General American, domiciled in Missouri, applied to its state insurance regulator and was permitted to admit the lesser of the amount of the deferred tax asset expected to be realized within three years of the balance sheet date or 15% of statutory capital and surplus for the most recently filed statement with the domiciliary state commissioner. The NAIC statutory accounting principles currently admit the lesser of the amount of the deferred tax asset expected to be realized within one year of the balance sheet date or 10% of the statutory capital and surplus for the most recently filed statement with the domiciliary state commissioner. As a result of the relief, the Company's minimum statutory capital requirement was reduced by $58 million as of December 31, 2008.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $1,177 million, $106 million and $316 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $1,079 million and $2,280 million at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized investment gains). General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Commissioner of Insurance (the "Commissioner"). As described in Note 2, the Company paid an in-kind extraordinary dividend of $1,318 million to GenAmerica for the year ended December 31, 2008. For the year ended December 31, 2007, the Company did not pay any dividends to GenAmerica. The Company paid $13 million for the year ended December 31, 2006 in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2008, General American could pay to GenAmerica a stockholder dividend of $107 million without prior approval of the Commissioner in 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                       ----------------------
                                                         2008    2007    2006
                                                       -------   ----   -----
                                                            (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year...........................................  $(1,370)  $ 22   $(115)
Income tax effect of holding gains (losses)..........      544    (13)     38
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................      105     29      16
  Amortization of premiums and accretion of discounts
     associated with investments.....................      (37)   (33)    (12)
  Income tax effect..................................      (26)     2      (1)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts.............      175    (70)     18
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts...............      (61)    42      (6)
Unrealized investment loss of dividend of interest in
  subsidiary.........................................       69     --      --
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary................      (46)    --      --
                                                       -------   ----   -----
Net unrealized investment gains (losses), net of
  income tax.........................................     (647)   (21)    (62)
                                                       -------   ----   -----
Foreign currency translation adjustment..............     (122)    60      11
Minimum pension liability adjustment, net of income
  tax................................................       --     --       1
Defined benefit plan adjustment, net of income tax...        4      1      --
                                                       -------   ----   -----
Other comprehensive income (loss)....................  $  (765)  $ 40   $ (50)
                                                       =======   ====   =====



13.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2008     2007     2006
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Compensation..........................................  $ 22     $ 10     $ 21
Commissions...........................................    13       15       36
Reinsurance allowances................................   (17)     (22)     (43)
Interest and debt issue costs.........................    10       10        9
Amortization of DAC and VOBA..........................    18       25       49
Capitalization of DAC.................................    --       (7)     (20)
Insurance tax.........................................    11       13       17
Other.................................................    27       33       74
                                                        ----     ----     ----
Total other expenses..................................  $ 84     $ 77     $143
                                                        ====     ====     ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For the years ended December 31, 2008, 2007 and 2006 commissions, reinsurance allowances and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 7. See also Note 16 for discussion of affiliated expenses included in the table above.

  Amortization and Capitalization of DAC and VOBA

     See Note 5 for the rollforward of DAC and VOBA including impacts of amortization and capitalization.

14.  DISCONTINUED OPERATIONS

  OPERATIONS

     As more fully described in Note 2, on September 12, 2008 MetLife completed a tax-free split-off of its majority-owned subsidiary, RGA. In connection with this transaction, General American dividended to MLIC and MLIC dividended to MetLife, substantially all of its interests in RGA. RGA's assets and liabilities were reclassified to assets and liabilities of subsidiaries held for sale and its operating results were reclassified to discontinued operations for all periods presented.

     The following tables present the amounts related to the operations and financial position of RGA that have been reflected as discontinued operations in the consolidated statements of income:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2008     2007     2006
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
Premiums..................................................  $3,535   $4,910   $4,348
Net investment income.....................................     597      908      781
Other revenues............................................      69       77       66
Net investment gains (losses).............................    (249)    (177)       7
                                                            ------   ------   ------
  Total revenues..........................................   3,952    5,718    5,202
                                                            ------   ------   ------
Policyholder benefits and claims..........................   2,989    3,989    3,490
Interest credited to policyholder account balances........     108      262      254
Other expenses............................................     699    1,226    1,227
                                                            ------   ------   ------
  Total expenses..........................................   3,796    5,477    4,971
                                                            ------   ------   ------
Income before provision for income tax....................     156      241      231
Provision for income tax..................................      53       84       81
                                                            ------   ------   ------
Income from operations of discontinued operations, net of
  income tax..............................................     103      157      150
Loss in connection with the dividend of interests in
  subsidiary, net of income tax...........................    (398)      --       --
                                                            ------   ------   ------
Income (loss) from operations of discontinued operations,
  net of income tax.......................................  $ (295)  $  157   $  150
                                                            ======   ======   ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                            DECEMBER 31, 2007
                                                            -----------------
                                                              (IN MILLIONS)
Fixed maturity securities.................................       $ 9,398
Equity securities.........................................           137
Mortgage loans on real estate, net........................           832
Policy loans..............................................         1,059
Short-term investments....................................            75
Other invested assets.....................................         4,897
                                                                 -------
  Total investments.......................................        16,398
Cash and cash equivalents.................................           404
Accrued investment income.................................            78
Premiums and other receivables............................         1,440
Deferred policy acquisition costs and VOBA................         3,513
Goodwill..................................................            96
Other assets..............................................            91
Separate account assets...................................            17
                                                                 -------
     Total assets held-for-sale...........................       $22,037
                                                                 =======
Future policy benefits....................................       $ 6,159
Policyholder account balances.............................         6,657
Other policyholder funds..................................         2,297
Long-term debt............................................           528
Collateral financing arrangements.........................           850
Junior subordinated debt securities.......................           399
Shares subject to mandatory redemption....................           159
Current income tax payable................................            33
Deferred income tax liability.............................           941
Other liabilities.........................................         1,918
Separate account liabilities..............................            17
                                                                 -------
     Total liabilities held-for-sale......................       $19,958
                                                                 =======



     The operations of RGA include direct policies and reinsurance agreements with MetLife and some of its affiliates. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these affiliated transactions, including ceded amounts that reduced premiums and fees by $23 million, $38 million, and $32 million and ceded amounts that reduced policyholder benefits and claims by $13 million, $33 million, and $44 million for the years ended December 31, 2008, 2007 and 2006, respectively, that have not been eliminated as these transactions are expected to continue after the RGA divestiture. Related amounts included in the Company's consolidated balance sheets that have not been eliminated include assets totaling $456 million, and liabilities totaling $361 million at December 31, 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

15.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
ASSETS:
Fixed maturity securities........................              $ 7,919     $ 7,919
Equity securities................................              $    31     $    31
Mortgage loans on real estate....................              $   241     $   247
Policy loans.....................................              $ 1,657     $ 1,657
Short-term investments...........................              $   237     $   237
Cash and cash equivalents........................              $   103     $   103
Accrued investment income........................              $   107     $   107
Assets of subsidiaries held-for-sale.............              $11,983     $11,992
LIABILITIES:
Policyholder account balances....................              $ 1,055     $ 1,030
Short-term debt -- affiliated....................              $    50     $    50
Long-term debt...................................              $   101     $   121
Payables for collateral under securities loaned
  and other transactions.........................              $ 1,438     $ 1,438
Liabilities of subsidiaries held-for-sale........              $ 6,915     $ 6,044


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities and Equity Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage Loans on Real Estate -- Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Affiliated Short-term Debt and Long-term Debt -- The estimated fair value of short-term debt-affiliated approximates fair value due to the short-term duration of the instrument. Long-term debt is determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other Transactions
-- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Assets and Liabilities of Subsidiaries Held-For-Sale -- The carrying values of assets and liabilities of subsidiaries held-for-sale reflect those assets and liabilities which were previously determined to be financial instruments and which were reflected in other financial statement captions in the table above in previous periods but have been reclassified to this caption to reflect the discontinued nature of the operations. The estimated fair value of the assets and liabilities of subsidiaries held-for-sale have been determined on a basis consistent with similar instruments as described herein.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps and foreign currency forwards are based upon quotations obtained from dealers or other reliable sources. See
Note 4 for derivative fair value disclosures.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                         NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                         AMOUNT      VALUE    FAIR VALUE
-----------------                                        --------   --------   ----------
                                                                   (IN MILLIONS)
ASSETS:
Fixed maturity securities..............................              $6,140      $6,140
Equity securities......................................              $  135      $  135
Mortgage loans on real estate..........................              $  219      $  213
Policy loans...........................................              $1,691      $2,088
Other limited partnership interests(1).................              $    2      $    2
Short-term investments.................................              $  514      $  514
Other invested assets:(1)
  Derivative assets....................................    $910      $  113      $  113
  Other................................................              $    3      $    3
Cash and cash equivalents..............................              $  152      $  152
Accrued investment income..............................              $   99      $   99
Premiums and other receivables(1)......................              $  153      $  121
Separate account assets................................              $1,484      $1,484
LIABILITIES:
Policyholder account balances(1).......................              $1,016      $  843
Long-term debt.........................................              $  101      $   74
Payables for collateral under securities loaned and
  other transactions...................................              $  806      $  806
Other liabilities:(1)
  Derivative liabilities...............................    $235      $    4      $    4
  Other................................................              $    9      $    9
Separate account liabilities(1)........................              $  189      $  189
COMMITMENTS:(2)
Commitments to fund private corporate bond
  investments..........................................    $  6      $   --      $   --


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Commitments are off-balance sheet obligations.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities and Equity Securities -- When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans on Real Estate -- The Company originates mortgage loans on real estate principally for investment purposes. These loans are carried at amortized cost within the consolidated financial statements. The fair value for mortgage loans on real estate is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Other Limited Partnership Interests -- Other limited partnerships included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheet represents investments in other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of freestanding derivatives with positive estimated fair values, cash held in trust and investments in tax credit partnerships. Investments in tax credit partnerships, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table. Cash held in trust is treated as cash and cash equivalents where estimated fair value generally approximates carrying value.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled and fees and general operating receivables.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over very short periods such that the estimated fair value approximate their carrying values. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with SOP O3-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. The difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding arrangements, fixed deferred annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models as well as its claims paying ability.

     Long-term Debt -- The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     Payables for Collateral Under Securities Loaned and Other Transactions
-- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of freestanding derivatives with negative estimated fair values; tax and litigation contingency liabilities; obligations for employee-related benefits; amounts due on cash collateral held in relation to securities lending; interest payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable; amounts due on cash collateral held in relation to securities lending; and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Commitments to Fund Private Corporate Bond Investments -- The estimated fair values for commitments to fund private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                               DECEMBER 31, 2008
                                      ------------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                      ------------------   -----------------   ------------   ----------
                                                                 (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.........         $ --                $2,070            $165         $2,235
  Residential mortgage-backed
     securities.....................           --                   959               2            961
  Foreign corporate securities......           --                   782              50            832
  Foreign government securities.....           --                   679              95            774
  Commercial mortgage-backed
     securities.....................           --                   648              14            662
  U.S. Treasury/agency securities...          289                    83              --            372
  Asset-backed securities...........           --                   225              64            289
  State and political subdivision
     securities.....................           --                    15              --             15
                                             ----                ------            ----         ------
     Total fixed maturity
       securities...................          289                 5,461             390          6,140
                                             ----                ------            ----         ------
Equity securities:
  Common stock......................           --                   128               1            129
  Non-redeemable preferred stock....           --                     1               5              6
                                             ----                ------            ----         ------
     Total equity securities........           --                   129               6            135
                                             ----                ------            ----         ------
Short-term investments..............           --                   514              --            514
Derivative assets(1)................           --                   113              --            113
Separate account assets(2)..........          660                   729              95          1,484
                                             ----                ------            ----         ------
     Total assets...................         $949                $6,946            $491         $8,386
                                             ====                ======            ====         ======
LIABILITIES
Derivative liabilities(1)...........         $  2                $    1            $  1         $    4
                                             ====                ======            ====         ======



--------

   (1) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the rollforward in the following tables.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   (2) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities. As it relates to derivatives, this level includes financial futures including interest rate futures. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, state and political subdivision securities, foreign government securities and asset-backed securities. Equity securities classified as Level 2 securities consist principally of common stock and certain equity securities where market quotes are available but are not considered actively traded. Short-term investments included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes derivatives for which all the inputs used are observable; including foreign currency forwards, foreign currency swaps, interest rate swaps and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including:
             U.S. and foreign corporate securities -- including below investment grade private placements; residential mortgage-backed securities; commercial mortgage backed securities; foreign government securities and asset-backed securities -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist of common stock of privately held companies and non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. As it relates to derivatives this category includes credit default swaps having unobservable credit correlations. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                         -----------------------------------------------------------------------------------------------------
                                                              TOTAL REALIZED/UNREALIZED
                                                             GAINS (LOSSES) INCLUDED IN:
                                                            ----------------------------   PURCHASES,
                           BALANCE,    IMPACT OF   BALANCE,                    OTHER         SALES,      TRANSFER IN  BALANCE,
                         DECEMBER 31,   SFAS 157  BEGINNING                COMPREHENSIVE  ISSUANCES AND   AND/OR OUT   END OF
                             2007     ADOPTION(1) OF PERIOD EARNINGS(2, 3) INCOME (LOSS) SETTLEMENTS(4) OF LEVEL 3(5)  PERIOD
                         ------------ ----------- --------- -------------- ------------- -------------- ------------- --------
                                                                    (IN MILLIONS)

Fixed maturity
  securities............     $612         $--        $612        $(56)          $(97)         $(62)          $(7)       $390
Equity securities.......       12          --          12          (1)            (1)           (4)           --           6
Net derivatives(6)......       --          --          --          --             --            (1)           --          (1)
Separate account
  assets(7).............      124          --         124         (25)            --            (1)           (3)         95


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. As described in
       Note 1, there was no material impact of adoption on Level 3 assets and liabilities.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses.

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (8) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                           TOTAL GAINS AND LOSSES
                                                  ---------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED
                                                                   GAINS
                                                       (LOSSES) INCLUDED IN EARNINGS
                                                  ---------------------------------------
                                                      NET              NET
                                                  INVESTMENT       INVESTMENT
                                                    INCOME       GAINS (LOSSES)     TOTAL
                                                  ----------     --------------     -----
                                                                  (IN MILLIONS)
Fixed maturity securities....................         $ 8             $(64)          $(56)
Equity securities............................          --               (1)            (1)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                          CHANGES IN UNREALIZED GAINS (LOSSES)
                                                        RELATING TO ASSETS AND LIABILITIES HELD
                                                                  AT DECEMBER 31, 2008
                                                       -----------------------------------------
                                                           NET               NET
                                                       INVESTMENT        INVESTMENT
                                                         INCOME        GAINS (LOSSES)      TOTAL
                                                       ----------      --------------      -----
                                                                     (IN MILLIONS)
Fixed maturity securities........................          $ 9              $(63)           $(54)
Equity securities................................           --                (2)             (2)
Net derivatives..................................           --                (1)             (1)


16.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $36 million, $44 million and $50 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $28 million, $5 million and $8 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $6 million, $14 million and $21 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively. The Company received fees for this service of $28 million, $26 million and $11 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into a distribution agreement with MetLife Investors Distribution Company ("MDC"), in which MDC agrees to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate MDC for the sale and servicing of such insurance products in accordance with the terms of the agreement. MDC charged the Company $2 million, $4 million and $5 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into an investment service agreement with several affiliates ("Advisors"), in which the Advisors provide investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the Advisors is allocated to the Company resulting in revenue of $1 million, $2 million and $2 million included in universal life and investment-type product policy fees, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net receivables from affiliates of $9 million and $32 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These net receivables exclude affiliated reinsurance balances discussed in Note 7.

     See Notes 3, 6 and 8 for additional related party transactions.

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

a. Board of Directors Resolutions.

     1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (11)

     2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (5)

b. Custodian Agreements. Not applicable.

c. Underwriting Contracts.

     1)   Principal Underwriting Agreement with MLIDC (15)

     2)   Form of Sales Agreements (18)

          a)   Walnut Street Securities Selling Agreement (10/1/93-5/1/02)

          b)   General American Distributors Sales Agreement #2 (5/1/02-
               12/14/04)

          c)   General American Distributors Sales Agreement #3 (5/1/02-
               12/14/04)

          d) MetLife Investors Distribution Company Sales Agreement (12/14/04-6/1/05)

          e)   Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)

          f) MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)

     3)   Schedule of Differences in Sales Agreements (18)


d. Contracts.

     1)   Form of Group Contract:

          i.   Multi-Manager - (Group Contract 30037) (6)

          ii.  Scudder - (Group Contract 30020) (4)

     2)   Proposed Form of Individual Policy and Policy Riders:


          i.   Scudder - (Group Contract 30018) (4)

          ii.  Multi-Manager (30040) (4), (30045) (7)


     3)   Form of Certificate and Certificate Riders:


          i.   Scudder - (30018) (4)

          ii.  Multi-Manager (30036) (4)


          iii. Multi-Manager (30044) (7)

          iv. Met Flex GVUL Certificate and Certificate Riders (G.24300(2003) and 24300A, GCR02-dp, G.24300-1, G.24300-2, G24300-2A, G.24300-3,
               G.24300-4, G.24300-6, G.24300-6A, CR05-1) (17)


e. Applications.

     1)   Form of Application for Group Contract (10914) (5); (33906) (7)

     2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (5), (33910) (7)

     3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (5); (33910) (7)

     4)   Form of Application for Spouse Insurance (Group Contract 10917) (5)

     5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (5)

     6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (5)

     7)   Form of Application for Spouse Insurance (Individual Policy 10354) (5)

     8)   Form of Application Supplement for (Scudder Direct Policy, 33105) (4)

     9) Form of Application Supplement for (Multi-Manager Direct Policy, 33116) (4) (33135) (9)

     10) Form of Application Supplement --Conditional Interim Coverage Agreement (33909) (9)

f. Depositor's Certificate of Incorporation and By-Laws.

     1)   Restated Charter and By-laws of Metropolitan Life Insurance Company
          (9)

     2) Amended Restated Charter and By-laws of Metropolitan Life Insurance Company (10)

     3)   Amended and Restated By-laws of Metropolitan Life Insurance Company
          (15)

g. Reinsurance Contracts. (8)

h. Participation Agreements.


     1)   Participation Agreement with Scudder Variable Series I (2)


     2)   Participation Agreement with MFS Variable Insurance Trust (2)

     3)   Participation Agreement with Putnam Capital Management Trust (2)

     4)   Participation Agreement with Met Investors Series Trust (10)

     5)   Participation Agreement with Metropolitan Series Fund, Inc. (14)

     6) Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (16)


     7)   Participation Agreement with T. Rowe Price Equity Series, Inc. and
          T. Rowe Price Fixed Income Series, Inc. (3)

     8)   Participation Agreement with American Variable Insurance Series (3)

     9) First & Second Amendments to the Participation Agreement with Met Investors Series trust (18)

     10)  Participation Agreement with MFS Variable Insurance Trust II (1)

     11) Amendment No. 2 to the Participation Agreement with American Funds Insurance Series (1)

     12)  Supplements to the Participation Agreement with DWS Variable Series II
          (1)

     13) Amendment to Schedule A of the Participation Agreement with T. Rowe Price Series (1)


i. Administrative Contracts. Not applicable.

j. Other Material Contracts.

1) Guarantee Agreement (11)

k. Legal Opinions.

     1)   Opinion of John R. Murphy, Esquire (11)

     2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (11)

l. Actuarial Opinion.

     Not Applicable

m. Calculations.

     Not Applicable

n. Other Opinions.


     Consent of Deloitte & Touche LLP (for the Depositor, the Registrant, and the Guarantor) (1)


o. Omitted Financial Statements. No financial statements are omitted from Item
24.

p. Initial Capital Agreements. Not applicable.

q. Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (3)

r. Powers of Attorney


     1)   Metropolitan Life Insurance Company (1)


     2)   General American Life Insurance Company (13)

          (a)  Power of Attorney of James J. Reilly (15)

s. Representations regarding Separate Account financial statements. (13)

----------
(1) Filed herewith.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-80393/811-08385) filed on September 1, 1999.


(3) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-36515) filed on February 26, 1998.


(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341/811-05382) filed on April 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 033-58796/811-7534) filed on April 28, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 (File No. 33-18341/811-05382) filed on April 25, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 (File No. 33-58796/811-07534) filed on April 30, 2002.

(8) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 (File No. 33-58796/811-07534) filed on April 30, 2003.

(9) Incorporated herein by reference to Post-effective Amendment No. 3 to Metropolitan Life Separate Account UL's Registration Statement on Form S-6 (File No. 333-40161/811-06025) filed on April 6, 2000.

(10) Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716/811-04001) filed on March 5, 2002.

(11) Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133675/811-07534) filed on May 1, 2006.

(12) Incorporated herein by reference to Post-Effective Amendment No. 1. to the Registration Statement on Form N-6 (File No. 333-133675 and 811-07534) filed on November 1, 2006.

(13) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2007.

(14) Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on September 10, 2007.

(15) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed February 6, 2008.


(16) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2008.

(17) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed December 23, 2008.


(18) Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.


Item 27. Directors and Officers of the Depositor


Name and Principal Business Address                    Position and Offices with Depositor
----------------------------------------------------   ------------------------------------------
C. Robert Henrikson                                    Chairman of the Board, President and Chief
MetLife, Inc and Metropolitan Life Insurance Company   Executive Officer
1095 Avenue of the Americas
New York, New York  10036-6796

Sylvia Mathews Burwell                                 Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Eduardo Castro-Wright                                  Director
President and Chief Executive Officer

Name and Principal Business Address                    Position and Offices with Depositor
----------------------------------------------------   ------------------------------------------
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AK 72716

Burton A. Dole, Jr.                                    Director
Retired Chairman, Dole/Neal LLC
Pauma Valley Country Club
Pauma Valley Drive
Pauma Valley, CA 92061

Cheryl W. Grise                                        Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117

R. Glenn Hubbard                                       Director
Dean and Russell L. Carson Professor
of Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                                          Director
Co-Founder and Senior Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006

James M. Kilts                                         Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Hugh B. Price                                          Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher                                          Director
Director of Satcher Health Leadership Institute and
Center of Excellence on Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                                   Director
Retired Global Managing Partner

Name and Principal Business Address                    Position and Offices with Depositor
----------------------------------------------------   ------------------------------------------
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760

William C. Steere, Jr.                                 Director
Retired Chairman of the Board and Chief Executive
Officer
Pfizer, Inc.
235 East 42nd Street, 22nd Floor
New York, NY 10017

Lulu C. Wang                                           Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, NY 10066.

Name                       Position with MetLife
------------------------   ------------------------------------------------------------
C. Robert Henrikson        Chairman of the Board, President and Chief Executive Officer
Gwenn L. Carr              Senior Vice President and Secretary
Steven A. Kandarian        Executive Vice President and Chief Investment Officer
James L. Lipscomb          Executive Vice President and General Counsel
Maria R. Morris            Executive Vice President, Technology and Operations
William J. Mullaney        President, Institutional Business
Joseph J. Prochaska, Jr.   Executive Vice President and Chief Accounting Officer
Jeanette Scampas           Executive Vice President and Chief Technology Officer
William J. Toppeta         President, International
Lisa M. Weber              President, Individual Business
William J. Wheeler         Executive Vice President and Chief Financial Officer


Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The registrant is a separate account of MetLife under the New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2008

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2008. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.


            c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

      2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99924% is owned by MetLife International Holdings, Inc. and 0.00076% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc.
            and 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Australia)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by MetLife Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by MetLife Seguros de Retiro SA.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)


            c)    MetLife Limited (Hong Kong)


U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  i) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            b) Mezzanine Investment Limited Partnership-LG (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      18.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      19.   Bond Trust Account A (MA)

      20.   MetLife Investments Asia Limited (Hong Kong).

      21. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      22. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  i)   GenAmerica Management Corporation (MO)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEX DF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      40.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      41.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      42.   MLIC Asset Holdings, LLC (DE)

      43.   85 Brood Street LLC (CT)

      44.   The Building at 575 LLC (DE)


V.    MetLife Capital Trust III (DE)

W.    MetLife Capital Trust IV (DE)


X.    MetLife Insurance Company of Connecticut (CT)

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Investments Highland Park, LLC (DE)

      5.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      6.    MetLife Canadian Property Ventures LLC (NY)

      7.    Euro TI Investments LLC (DE)

      8.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      9. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      10.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      11.   TIC European Real Estate LP, LLC (DE)

      12.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      13.   Travelers International Investments Ltd. (Cayman Islands)

      14.   Euro TL Investments LLC (DE)

      15.   Corrigan TLP LLC (DE)

      16.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      17. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      18.   Tribeca Distressed Securities, L.L.C. (DE)

      19.   MetLife Investors USA Insurance Comapny (DE)


Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

BB.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


CC.   SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

DD.   MetLife Capital Trust X (DE)

EE.   Cova Life Management Company (DE)

FF.   MetLife Reinsurance Company of Charleston (SC)

GG.   Federal Flood Certification Corp (TX)

HH.   MetLife Planos Odontologicos Ltda. (Brazil)

II.   Metropolitan Realty Management, Inc. (DE)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

3) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT
----
VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 29. Indemnification

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company, the depositor and principal underwriter of the Registrant, as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

     (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. On May 1, 2007, MetLife Investors Distribution Company became the principal underwriter and distributor of the Policies. Previously, Metropolitan Life Insurance Company was the principal underwriter and distributor. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:


Met Investors Series Trust,
Metropolitan Life Separate Account E,
Metropolitan Life Separate Account UL,
MetLife Investors USA Separate Account A,
MetLife Investors USA Variable Life Account A,
MetLife Investors Variable Annuity Account One,
MetLife Investors Variable Annuity Account Five,
MetLife Investors Variable Life Account One,
MetLife Investors Variable Life Account Five,
First MetLife Investors Variable Annuity Account One,
General American Separate Account Eleven,
General American Separate Account Twenty- Eight,
General American Separate Account Twenty- Nine,
General American Separate Account Two,
Security Equity Separate Account 26,
Security Equity Separate Account 27,
MetLife of CT Separate Account Eleven for Variable Annuities,
MetLife of CT Separate Account QPN for Variable Annuities,
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL III for Variable Life Insurance,
Metropolitan Life Variable Annuity Separate Account I,
Metropolitan Life Variable Annuity Separate Account II,
Paragon Separate Account A,
Paragon Separate Account B,
Paragon Separate Account C,

Paragon Separate Account D and
Metropolitan Series Fund, Inc.

     (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   -------------------------------------------------
Michael K. Farrell ***                Director

Elizabeth M. Forget **                Executive Vice President, Investment Fund
                                      Management & Marketing

Peter Gruppuso *****                  Vice President, Chief Financial Officer

Paul A. LaPiana *                     Executive Vice President, National Sales
                                      Manager-Life

Craig W. Markham *****                Director

Richard C. Pearson *                  Executive Vice President, General Counsel and
                                      Secretary

Paul A. Sylvester *                   President, National Sales Manager-Annuities & LTC

William J. Toppeta ****               Director


* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614

** MetLife, 260 Madison Avenue, New York, NY 10016

*** MetLife, 10 Park Avenue, Morristown, NJ 07962

**** MetLife, 1095 Avenue of the Americas, New York, NY 10036-6796

***** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830


(c) Compensation from the Registrant.

                                                 (3)
                          (2)           Compensation on Events
       (1)          Net Underwriting       Occasioning the           (4)
Name of Principal    Discounts and     Deduction of a Deferred    Brokerage           (5)
   Underwriter        Commissions             Sales Load         Commissions   Other Compensation
-----------------   ----------------   -----------------------   -----------   ------------------

MetLife Investors
  Distribution
     Company               $0                     --                  --                 --

Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MetLife at the Administrative Office, 190 Carondelet Plaza, St. Louis, MO 63105.

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

     (c)  MetLife Investors Distribution Company

          5 Park Plaza, Suite 1900
          Irvine, California 92614

Item 32. Management Services

      All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

Item 34. Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the CURRENT ANNUAL audited financial statements of the Guarantor in the Registration Statement are UPDATED TO BE AS OF A DATE NOT MORE THAN 16 MONTHS PRIOR TO THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain THE ANNUAL AUDITED financial statements of the Guarantor, free of charge upon a policyholder's request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned, in the City of New York and State of New York, on the 20th day of April, 2009.




                                    Paragon Separate Account B

                                    By: Metropolitan Life Insurance Company

                                    BY: /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        Paul G. Cellupica
                                        Chief Counsel, Securities Regulation and
                                        Corporate Services

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 20th day of April, 2009.



                                    Metropolitan Life Insurance Company

                                    BY: /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        Paul G. Cellupica
                                        Chief Counsel, Securities Regulation and
                                        Corporate Services


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons, in the capacities indicated, on April 20, 2009.


      SIGNATURE                                          TITLE
      ---------                                          -----


                 *                    Chairman of the Board, President and Chief
------------------------------------               Executive Officer
C. Robert Henrikson


                 *                           Executive Vice President and
------------------------------------           Chief Accounting Officer
Joseph J. Prochaska, Jr.


                 *                                    Director
------------------------------------
Sylvia Mathews Burwell


                 *                                    Director
------------------------------------
Eduardo Castro-Wright


                 *                                    Director
------------------------------------
Burton A. Dole, Jr.


                 *                                    Director
------------------------------------
Cheryl W. Grise


                 *                                    Director
------------------------------------
R. Glenn Hubbard


                 *                                    Director
------------------------------------
John M. Keane


                 *                                    Director
------------------------------------
James M. Kilts


                 *                                    Director
------------------------------------
Hugh B. Price


                 *                                    Director
------------------------------------
David Satcher


                 *                                    Director
------------------------------------
Kenton J. Sicchitano


                 *                                    Director
------------------------------------
William C. Steere, Jr.


                 *                                    Director
------------------------------------
Lulu C. Wang


                 *                          Executive Vice President and
------------------------------------          Chief Financial Officer
William J. Wheeler

/s/ Marie C. Swift
------------------------------------
Marie C. Swift, Esq.
Attorney- in - fact


* Executed by Marie C. Swift on behalf of those indicated pursuant to powers of attorney filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the State of Massachusetts, on the 20th day of April, 2009.


                                     General American Life Insurance Company
                                         (Guarantor)

                                     BY: /s/ Paul L. LeClair
                                         ---------------------------------------
                                         Paul L. LeClair
                                         Vice President and Actuary




Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on April 20, 2009.


       SIGNATURE                                         TITLE
       ---------                                         -----


                 *                    Chairman of the Board, President and Chief
------------------------------------                Executive Officer
Lisa M. Weber


                 *                                      Director
------------------------------------
Michael K. Farrell


                 *                                      Director
------------------------------------
James L. Lipscomb


                 *                                      Director
------------------------------------
William J. Mullaney


                                          Director, Senior Vice President and
------------------------------------                    Treasurer
Eric T. Steigerwalt


                 *                                      Director
------------------------------------
Stanley J. Talbi


                 *                                      Director
------------------------------------
Michael J. Vietri


                 *                                      Director
------------------------------------
William J. Wheeler


                 *                       Executive Vice President and Chief
------------------------------------            Accounting Officer
Joseph J. Prochaska, Jr.



                 *                               Vice President
------------------------------------       (principal financial officer)
James J. Reilly


By: /s/ Marie C. Swift, Esq.
    --------------------------------
    Marie C. Swift, Esq.
    Attorney-in-Fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed February 6, 2008 and in Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2007.

                                  EXHIBIT INDEX



(h)(10) Participation Agreement with MFS Variable Insurance Trust II

(h)(11) Amendment No. 2 to the Participation Agreement with American Funds Insurance Funds

(h)(12) Supplements to the Participation Agreement with DWS Variable Series II

(h)(13) Amendment to Schedule A of Participation Agreement with T. Rowe Price


(n)     Consent of Independent Registered Public Accounting Firm

(r)     Powers of Attorney of Metropolitan Life Insurance Company